UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2023

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”), visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”. For Retail Classes, visit www.abfunds.com

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in a separate report.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2023

On the following pages, you will find the 2023 annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The annual report covers the six- and 12-month periods ended September 30, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

What a difference a year makes. When we sent out our update a year ago, the stock market was touching its lowest point in almost two years. Since then, it’s rallied strongly, even in the face of numerous scary headlines, from a crisis in several regional banks to the debt ceiling and government shutdown standoffs.

The economy, too, remains strong—perhaps even surprisingly so. Inflation has steadily tracked lower, though it remains above the Fed’s target. After-inflation wage growth has turned from negative to positive and the aggregate paycheck for American workers has risen steadily as that wage growth has combined with more workers returning to the workforce and finding jobs. That’s eased the pressure in the labor market without disrupting it. In fact, while we can’t say for sure that a “soft landing” lies ahead for the economy, it certainly has been on that path for the past two or three quarters.

In our spring update, we wrote about the dollar weakening after an incredible rise in value against other currencies in 2022. That weakening has reversed somewhat in the past six months, but the dollar remains down around 5% over the past year.

Global equities have risen around 20% over the past twelve months. Part of that has come from a reversal in sentiment after last fall’s lows. Part has come from a combination of hope and hype surrounding artificial intelligence and trillions of dollars of value being added to the stocks of a few leading US technology companies.

Bonds have been more challenged, as persistent economic strength has led to further interest rate increases by the Federal Reserve and other central banks and led the market to anticipate better growth and higher rates over the medium to long term. That has driven 10-year Treasury bond yields up by 0.75 percentage points to 4.57%, with most of that move happening in August and September.

Our portfolio managers continue to track both the opportunities and the risks to the economy and market from here. We’re watching for any signs of economic acceleration or deceleration that could drive interest rates higher or foreshadow an upturn or downturn in the economy, monitoring the situation in Israel and Gaza for any signs of outward expansion, and keeping an eye on China’s actions to support its economy. These managers will constantly adjust portfolios to incorporate the latest information.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

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2023 Annual Report	1

Portfolio Manager Commentary (continued)

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets.

The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by AllianceBernstein L.P., the Portfolio’s investment adviser’s (the “Adviser’s”) internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 15 shows the Portfolio’s performance compared with its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Over the 12-month period, both share classes outperformed the benchmark but underperformed the Lipper Average. Security and country selection contributed to positive performance, relative to the benchmark, while sector and currency selection were not significant factors. The Portfolio gained, recovering some of the earlier losses from the beginning of 2022. While security selection within financials, materials and technology contributed to overall performance, weaker selection within consumer discretionary partially offset the benefit.

Over the six-month period, both share classes of the Portfolio underperformed the benchmark and Lipper Average. Weak security selection was the largest detractor, while sector selection contributed. Country and currency selection combined to be a small contributor. Security selection within Chinese consumer discretionary was weak as positions were hit by the ongoing worries about a slowdown in Chinese

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

consumer spending. However, an underweight to communication services helped to offset losses.

The Portfolio used derivatives for hedging purposes in the form of currency forwards, which had no material impact on absolute returns for either period.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 16 shows the Portfolio’s performance compared with its benchmark, the Bloomberg 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Short Duration Diversified Municipal Portfolio outperformed its benchmark but underperformed the Lipper Average. During the six-month period, the Portfolio underperformed both the benchmark and Lipper Average.

In the 12-month period, sector selection contributed, relative to the benchmark. Specifically, overweights to industrial development revenue and taxable municipal bonds were primary contributors. However, yield-curve positioning modestly detracted. Over the six-month period, yield-curve positioning detracted from returns. Specifically, an overweight to duration detracted as yields rose. However, similar to the 12-month period, an overweight to industrial development revenue bonds contributed to performance.

During both periods, the Portfolio used derivatives for hedging purposes in the form of interest rate swaps, which added to returns, and inflation swaps, which had no material impact on absolute returns.

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2023 Annual Report	3

Portfolio Manager Commentary (continued)

The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.55% and 0.00%, respectively.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolios, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Investment Results

The tables on page 17 shows each Portfolio’s performance compared with its benchmark, the Bloomberg 1-10 Year Blend Index, for the six- and 12-month periods ended September 30,

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

2023. The table also includes the Portfolios’ previous benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, and performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses.

During the 12-month period, the Diversified Municipal, New York Municipal and California Municipal Portfolios outperformed their primary benchmark and their respective Lipper Averages, except for Diversified Municipal Class C, New York Municipal Class C and California Municipal Class C. During the six-month period, the Diversified Municipal, New York Municipal, and California Municipal Portfolios outperformed both their primary benchmark and their respective Lipper Averages.

In the 12-month period, overall security selection contributed, relative to the benchmark. In particular, selection within airport bonds contributed, while selection in the water and sewer sector detracted. During the six-month period, security selection contributed, particularly within airport bonds, while selection in pre-pay gas bonds detracted.

During both periods, credit default swaps were used for hedging and investment purposes, as well as inflation swaps for hedging purposes, which had no material impact on absolute returns. Interest rate swaps were used for hedging purposes. During the six-month period, interest rate swaps added for the New York Municipal, detracted for the California Municipal and had no material impact for the Diversified Municipal Portfolios. During the 12-month period, interest rate swaps added to absolute returns for all Portfolios.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2023, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.57% and 0.00%, respectively, for the California Municipal Portfolio; 5.44% and 0.00%, respectively, for the Diversified Municipal Portfolio; and 2.81% and 0.00%, respectively, for the New York Municipal Portfolio.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to

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2023 Annual Report	5

Portfolio Manager Commentary (continued)

changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 20 shows the Portfolio’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During both periods, the Portfolio underperformed the benchmark and the Lipper Average. Over the 12-month period, yield-curve positioning was the largest detractor, relative to the benchmark, due to losses from overweights to the two- and five-year parts of the curve. Country allocation to the UK and Japan detracted. Sector allocation was the greatest contributor to performance results, mainly from off-benchmark exposures to agency risk sharing transactions, collateralized loan obligations, high-yield and emerging market corporate bonds, an underweight to US agency mortgages that added more to performance than losses from an underweight to investment-grade corporate bonds and no exposure to sovereign bonds. Security selection also contributed, as selection within investment-grade corporate bonds, US agency mortgages and asset-backed securities added more to performance than a loss from selections in high-yield corporate bonds. Currency decisions did not impact performance during the period.

During the six-month period, the greatest detractor to performance was yield-curve positioning, as overweights to the five- and 10-year parts of the curve, primarily from an overweight to the five- and 10-year parts of the curve. Country allocation detracted, a result of exposure to Japan that was partially offset by exposure to the eurozone. Sector allocation contributed on a relative basis, given off-benchmark allocations to agency risk sharing transactions, collateralized loan obligations and an underweight to US agency mortgages that were partially offset by a loss from an underweight to investment-grade corporate bonds. Security selection also contributed, from selections in investment-grade corporates, asset-backed securities and US agency mortgages. Currency decisions did not impact results.

During both periods, the Portfolio used derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 187%.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

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Portfolio Manager Commentary (continued)

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 21 shows the Portfolio’s performance compared with its benchmark, the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2023. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During both periods, the Portfolio underperformed its benchmark and the Lipper Average. In the 12-month period, yield-curve positioning detracted the most, relative to the benchmark, primarily from an overweight to the five-year part of the curve. Country allocation to the UK, also, detracted from results. Sector allocation was the greatest contributor, as exposure to agency risk sharing transactions, asset-backed securities and collateralized loan obligations outweighed a loss from an allocation to commercial mortgage-backed securities (“CMBS”). Security selection in investment-grade corporate bonds also added value. Currency decisions did not impact performance during the period.

During the six-month period, yield-curve positioning was the largest detractor from performance, primarily from an overweight to the five-year part of the curve. Country allocation to Japan negatively impacted performance during the period. Sector allocation contributed, due to exposure to asset-backed securities and agency risk sharing transactions, along with collateralized loan obligations and investment-grade corporate bonds. Security selection among investment-grade corporate bonds, also, contributed. Currency decisions had no impact on performance results.

During both periods, the Portfolio used derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

2023 Annual Report	7

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may

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Disclosures and Risks (continued)

be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian

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Disclosures and Risks (continued)

currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to US dollars.

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large-capitalization companies, may be harder to sell at times

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Disclosures and Risks (continued)

or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, a Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest

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Disclosures and Risks (continued)

rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the US Congress consider changes in federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

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Disclosures and Risks (continued)

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical

Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares of the California Municipal, Diversified Municipal and New York Municipal Portfolios, a 4.25% maximum front-end sales charge for Class A shares of the Intermediate Duration Portfolio, a 2.25% maximum front-end sales charge for Class A shares of the Short Duration Portfolio, and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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Disclosures and Risks (continued)

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios, visit www.abfunds.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. For Retail Classes of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios, visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1,2]
Emerging Markets Class Shares[3]						12/15/1995
NAV Returns	-3.59%	12.33%	1.08%	1.92%	5.47%
SEC Returns (reflects applicable sales charges)	-3.59%	12.33%	1.08%	1.82%	5.40%
Class Z Shares[3]						1/15/2016
NAV Returns	-3.47%	12.60%	1.34%	—	5.90%
SEC Returns (reflects applicable sales charges)	-3.47%	12.60%	1.34%	—	5.90%
MSCI EM Index (net)	-2.05%	11.70%	0.55%	2.07%	5.18%
Lipper Emerging Markets Funds Average	-1.04%	14.88%	1.43%	2.34%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 1.29% and 1.04% for Emerging Markets Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

2	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended September 30, 2023, by 0.00% and 0.01%, respectively.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

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Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Short Duration Diversified Municipal Portfolio
Short Duration Diversified Municipal Class Shares[1]							10/3/1994
NAV Returns		-0.25%	2.38%	0.69%	0.54%	2.10%
SEC Returns (reflects applicable sales charges)		-0.25%	2.38%	0.69%	0.54%	2.10%
SEC Yields[2]	3.29%
Taxable Equivalent Yields[3]	5.06%
Bloomberg 1-Year Municipal Bond Index		-0.01%	2.29%	1.04%	0.88%	—
Lipper Short-Term Municipal Debt Funds Average		-0.06%	2.43%	0.84%	0.77%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratio as 0.47% for Short Duration Diversified Municipal Class shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

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Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
California Municipal Portfolio
California Municipal Class Shares[1]							8/6/1990
NAV Returns		-1.55%	3.23%	1.11%	1.44%	3.66%
SEC Returns (reflects applicable sales charges)		-1.55%	3.23%	1.11%	1.44%	3.66%
SEC Yields[2]	3.31%
Taxable Equivalent Yields[3]	5.87%
Class A Shares							2/1/2002
NAV Returns		-1.65%	3.03%	0.92%	1.24%	2.26%
SEC Returns (reflects applicable sales charges)		-4.62%	-0.06%	0.31%	0.93%	2.12%
SEC Yields[2]	2.98%
Taxable Equivalent Yields[3]	5.29%
Class C Shares[4]							2/1/2002
NAV Returns		-2.02%	2.25%	0.18%	0.49%	1.53%
SEC Returns (reflects applicable sales charges)		-2.99%	1.25%	0.18%	0.49%	1.53%
SEC Yields[2]	2.31%
Taxable Equivalent Yields[3]	4.10%
Advisor Class Shares[1]							7/25/2016
NAV Returns		-1.52%	3.28%	1.17%	—	0.84%
SEC Returns (reflects applicable sales charges)		-1.52%	3.28%	1.17%	—	0.84%
SEC Yields[2]	3.32%
Taxable Equivalent Yields[3]	5.89%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		-2.75%	2.29%	1.20%	1.68%	N/A
Bloomberg 5-Year GO Municipal Bond Index		-2.96%	2.02%	1.04%	1.38%	—
Lipper California Intermediate Municipal Debt Funds Average		-2.59%	2.52%	0.69%	1.55%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.55%, 0.73%, 1.49% and 0.48% for California Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed from the Bloomberg 5-Year GO Municipal Bond Index to the Bloomberg 1-10 Year Blend Index.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

2023 Annual Report	17

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Diversified Municipal Portfolio
Diversified Municipal Class Shares[1]							1/9/1989
NAV Returns		-1.87%	2.80%	1.26%	1.48%	3.89%
SEC Returns (reflects applicable sales charges)		-1.87%	2.80%	1.26%	1.48%	3.89%
SEC Yields[2]	3.49%
Taxable Equivalent Yields[3]	5.37%
Class A Shares							2/1/2002
NAV Returns		-1.97%	2.59%	1.06%	1.25%	2.34%
SEC Returns (reflects applicable sales charges)		-4.92%	-0.46%	0.45%	0.94%	2.20%
SEC Yields[2]	3.16%
Taxable Equivalent Yields[3]	4.86%
Class C Shares[4]							2/1/2002
NAV Returns		-2.27%	1.90%	0.32%	0.50%	1.61%
SEC Returns (reflects applicable sales charges)		-3.24%	0.90%	0.32%	0.50%	1.61%
SEC Yields[2]	2.49%
Taxable Equivalent Yields[3]	3.83%
Advisor Class Shares[1]							6/26/2015
NAV Returns		-1.85%	2.85%	1.32%	—	1.36%
SEC Returns (reflects applicable sales charges)		-1.85%	2.85%	1.32%	—	1.36%
SEC Yields[2]	3.51%
Taxable Equivalent Yields[3]	5.40%
Class Z Shares[1]							7/2/2018
NAV Returns		-1.83%	2.88%	1.34%	—	1.27%
SEC Returns (reflects applicable sales charges)		-1.83%	2.88%	1.34%	—	1.27%
SEC Yields[2]	3.57%
Taxable Equivalent Yields[3]	5.49%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		-2.75%	2.29%	1.20%	1.68%	N/A
Bloomberg 5-Year GO Municipal Bond Index		-2.96%	2.02%	1.04%	1.38%	—
Lipper Intermediate Municipal Debt Funds Average		-2.76%	2.67%	0.93%	1.63%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.47%, 0.65%, 1.40%, 0.40% and 0.39% for Diversified Municipal Class, Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed from the Bloomberg 5-Year GO Municipal Bond Index to the Bloomberg 1-10 Year Blend Index.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

18	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
New York Municipal Portfolio
New York Municipal Class Shares[1]							1/9/1989
NAV Returns		-1.86%	3.07%	1.05%	1.42%	3.87%
SEC Returns (reflects applicable sales charges)		-1.86%	3.07%	1.05%	1.42%	3.87%
SEC Yields[2]	3.23%
Taxable Equivalent Yields[3]	5.58%
Class A Shares							2/1/2002
NAV Returns		-1.97%	2.78%	0.83%	1.21%	2.31%
SEC Returns (reflects applicable sales charges)		-4.89%	-0.31%	0.22%	0.90%	2.16%
SEC Yields[2]	2.93%
Taxable Equivalent Yields[3]	5.06%
Class C Shares[4]							2/1/2002
NAV Returns		-2.34%	2.01%	0.07%	0.45%	1.57%
SEC Returns (reflects applicable sales charges)		-3.31%	1.01%	0.07%	0.45%	1.57%
SEC Yields[2]	2.26%
Taxable Equivalent Yields[3]	3.90%
Advisor Class Shares[1]							7/25/2016
NAV Returns		-1.85%	3.04%	1.09%	—	0.75%
SEC Returns (reflects applicable sales charges)		-1.85%	3.04%	1.09%	—	0.75%
SEC Yields[2]	3.27%
Taxable Equivalent Yields[3]	5.65%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		-2.75%	2.29%	1.20%	1.68%	N/A
Bloomberg 5-Year GO Municipal Bond Index		-2.96%	2.02%	1.04%	1.38%	—
Lipper New York Intermediate Municipal Debt Funds Average		-2.84%	2.37%	0.67%	1.32%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.54%, 0.73%, 1.48% and 0.48% for New York Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed from the Bloomberg 5-Year GO Municipal Bond Index to the Bloomberg 1-10 Year Blend Index.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

2023 Annual Report	19

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Portfolio
Intermediate Duration Class Shares[1]							1/17/1989
NAV Returns		-4.18%	0.43%	-0.18%	1.22%	4.93%
SEC Returns (reflects applicable sales charges)		-4.18%	0.43%	-0.18%	1.22%	4.93%
SEC Yields[2]	4.84%
Class A Shares							7/22/2019
NAV Returns		-4.33%	0.10%	—	—	-2.59%
SEC Returns (reflects applicable sales charges)		-8.40%	-4.11%	—	—	-3.59%
SEC Yields[2]	0.20%
Advisor Class Shares[1]							7/22/2019
NAV Returns		-4.21%	0.36%	—	—	-2.36%
SEC Returns (reflects applicable sales charges)		-4.21%	0.36%	—	—	-2.36%
SEC Yields[2]	0.47%
Class Z Shares[1],3							7/22/2019
NAV Returns		-4.16%	0.38%	—	—	-2.03%
SEC Returns (reflects applicable sales charges)		-4.16%	0.38%	—	—	-2.03%
SEC Yields[2]	2.08%
Bloomberg US Aggregate Bond Index		-4.05%	0.64%	0.10%	1.13%	5.18%
Lipper Core Bond Funds Average		-3.77%	0.90%	0.09%	1.07%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.56%, 5.51%, 5.53% and 3.01% for Intermediate Duration Class, Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.90%, 0.66% and 0.57% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2024. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

20	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Short Duration Plus Portfolio
Short Duration Plus Class Shares[1]							12/12/1988
NAV Returns		-0.24%	1.72%	0.48%	0.53%	3.36%
SEC Returns (reflects applicable sales charges)		-0.24%	1.72%	0.48%	0.53%	3.36%
SEC Yields[2]	4.79%
Class A Shares							5/21/2003
NAV Returns		-0.62%	1.17%	-0.02%	0.10%	0.80%
SEC Returns (reflects applicable sales charges)		-2.81%	-1.08%	-0.49%	-0.13%	0.69%
SEC Yields[2]	4.20%
Class C Shares[3]							5/21/2003
NAV Returns		-0.63%	0.96%	-0.19%	-0.08%	0.39%
SEC Returns (reflects applicable sales charges)		-1.61%	-0.02%	-0.19%	-0.08%	0.39%
SEC Yields[2]	3.55%
ICE BofA 1-3 Year US Treasury Index		0.17%	2.47%	1.06%	0.81%	—
Lipper Short-Term Investment Grade Debt Funds Average		1.06%	3.95%	1.34%	1.23%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.54%, 0.97% and 1.72% for Short Duration Plus Class, Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

3	Assumes conversion of Class C shares into Class A shares after eight years.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

2023 Annual Report	21

Historical Performance (continued from previous page)

Emerging Markets Class Shares	Diversified Municipal Class Shares
Growth of a $10,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Diversified Municipal Class Shares	New York Municipal Class Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal Class Shares
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 or $10,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

(Historical Performance continued on next page)

22	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Class Shares
Growth of a $25,000 Investment in the Portfolio

Short Duration Plus Class Shares
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 8–14.

2023 Annual Report	23

Expense Example—September 30, 2023 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2023	ENDING ACCOUNT VALUE SEPTEMBER 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$964.10	$6.40	1.30%
Hypothetical**	$1,000	$1,018.55	$6.58	1.30%
Class Z
Actual	$1,000	$965.30	$5.17	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$997.50	$2.45	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

California Municipal Class Shares
Actual	$1,000	$984.50	$2.84	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%
Class A
Actual	$1,000	$983.50	$3.83	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%
Class C
Actual	$1,000	$979.80	$7.54	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Advisor Class
Actual	$1,000	$984.80	$2.59	0.52%
Hypothetical**	$1,000	$1,022.46	$2.64	0.52%

Diversified Municipal Class Shares
Actual	$1,000	$981.30	$2.48	0.50%
Hypothetical**	$1,000	$1,022.56	$2.54	0.50%
Class A
Actual	$1,000	$980.30	$3.48	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%
Class C
Actual	$1,000	$977.30	$7.19	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%
Advisor Class
Actual	$1,000	$981.50	$2.24	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%
Class Z
Actual	$1,000	$981.70	$2.04	0.41%
Hypothetical**	$1,000	$1,023.01	$2.08	0.41%

24	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2023 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE APRIL 1, 2023	ENDING ACCOUNT VALUE SEPTEMBER 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
New York Municipal Class Shares
Actual	$1,000	$981.40	$2.78	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%
Class A
Actual	$1,000	$980.30	$3.82	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%
Class C
Actual	$1,000	$976.60	$7.53	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Advisor Class
Actual	$1,000	$981.50	$2.58	0.52%
Hypothetical**	$1,000	$1,022.46	$2.64	0.52%

Intermediate Duration Class Shares
Actual	$1,000	$958.20	$2.85	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%
Class A
Actual	$1,000	$956.70	$4.46	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%
Advisor Class
Actual	$1,000	$957.90	$3.24	0.66%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%
Class Z
Actual	$1,000	$958.40	$2.80	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%

Short Duration Plus Class Shares
Actual	$1,000	$997.60	$2.90	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%
Class A
Actual	$1,000	$993.80	$5.70	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Class C
Actual	$1,000	$993.70	$6.75	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2023 Annual Report	25

Portfolio Summary—September 30, 2023 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	29.2%
Financials	21.3
Consumer Discretionary	16.1
Industrials	7.3
Materials	6.1
Utilities	5.0
Real Estate	3.6
Communication Services	3.5
Energy	3.0
Health Care	2.8
Consumer Staples	2.1

1	The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 0.1% in MSCI EAFE Index, 3.4% in MSCI EM Index and 0.7% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

26	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2023 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2023 Annual Report	27

Portfolio Summary—September 30, 2023 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of nonrated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.5% in 18 different states, Guam and Puerto Rico.

3	“Other” represents less than 0.1% in six different states and American Samoa.

4	“Other” represents less than 2.3% in 32 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in seven different states and American Samoa.

28	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2023 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks and Governments—Sovereign Bonds.

2023 Annual Report	29

Statement of Assets and Liabilities—September 30, 2023

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,032,228,311	$224,061,223

Affiliated issuers	15,930,255	190,201

Foreign currencies, at value (a)	3,888,432	0

Cash	1,296	1,589,378

Cash collateral due from broker	297,000	252,159

Receivables:

Unaffiliated interest and dividends	2,204,598	3,144,883

Due from broker	0	991,358

Affiliated dividends	78,725	4,138

Investment securities sold	7,184,042	0

Capital shares sold	200,788	291,422

Variation margin on centrally cleared swaps	0	13,936

Unrealized appreciation of forward currency exchange contracts	4,192,974	0

Unrealized appreciation of interest rate swaps	0	70,296

Other assets	61,243	0

Total assets	1,066,267,664	230,608,994

LIABILITIES

Cash collateral due to broker	1,890,000	0

Payables:

Dividends to shareholders	0	129,843

Investment securities purchased and foreign currency transactions	10,492,150	0

Foreign capital gains taxes	1,333,837	0

Capital shares redeemed	715,234	356,593

Management fee	836,916	58,269

Custody and accounting fees payable	714,213	101,909

Shareholder servicing fee	200,724	19,462

Transfer Agent fee	16,722	1,504

Accrued expenses	78,815	22,136

Unrealized depreciation of forward currency exchange contracts	2,735,717	0

Total liabilities	19,014,328	689,716

NET ASSETS	$1,047,253,336	$229,919,278

Cost of investments

Unaffiliated issuers	$977,752,309	$231,030,207

Affiliated issuers	15,930,255	190,201

NET ASSETS CONSIST OF:

Capital stock, at par	$43,377	$18,849

Additional paid-in capital	1,138,617,792	239,602,296

Accumulated loss	(91,407,833)	(9,701,867)

	$1,047,253,336	$229,919,278

(a) Cost: $3,999,037 and $0, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

30	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class Shares

Net Assets	$951,154,333	$229,919,278

Shares of capital stock outstanding	39,402,277	18,848,560

Net asset value, offering and redemption price per share	$24.14	$12.20

Class Z Shares

Net Assets	$96,099,003

Shares of capital stock outstanding	3,974,563

Net asset value and offering price per share	$24.18

See Notes to Financial Statements.

2023 Annual Report	31

Statement of Assets and Liabilities—September 30, 2023 (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS

Investments in securities, at value	$978,751,207	$4,903,462,885	$1,352,814,018

Cash	10,385,189	26,046,837	11,638,592

Cash collateral due from broker	965,108	10,273,692	2,488,794

Receivables:

Interest	12,682,450	61,575,419	15,680,105

Investment securities sold	4,397,725	1,295,275	4,218,638

Capital shares sold	264,176	3,851,042	31,567

Variation margin on centrally cleared swaps	25,453	509,745	153,822

Unrealized appreciation of interest rate swaps	1,502,266	6,927,756	2,057,965

Total assets	1,008,973,574	5,013,942,651	1,389,083,501

LIABILITIES

Cash collateral due to broker	1,750,000	6,980,000	2,080,000

Payables:

Dividends to shareholders	749,901	3,831,908	927,326

Investment securities purchased	16,017,466	44,557,671	40,636,827

Capital shares redeemed	4,252,447	9,605,984	2,896,398

Management fee	356,985	1,516,650	463,805

Shareholder servicing fee	70,362	322,425	100,471

Distribution fee	12,076	53,769	19,772

Transfer Agent fee	7,323	36,378	7,323

Accrued expenses	312,354	751,634	358,446

Market value on credit default swaps (a)	222,950	931,537	311,215

Total liabilities	23,751,864	68,587,956	47,801,583

NET ASSETS	$985,221,710	$4,945,354,695	$1,341,281,918

Cost of investments	$1,037,443,696	$5,191,022,147	$1,433,476,369

NET ASSETS CONSIST OF:

Capital stock, at par	$73,752	$369,279	$103,534

Additional paid-in capital	1,046,614,369	5,262,421,576	1,437,415,182

Accumulated loss	(61,466,411)	(317,436,160)	(96,236,798)

	$985,221,710	$4,945,354,695	$1,341,281,918

(a) Net premiums received of $144,489, $654,598 and $218,897, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

32	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class Shares

Net Assets	$831,101,638	$3,824,088,096	$1,195,461,181

Shares of capital stock outstanding	62,215,408	285,563,111	92,273,854

Net asset value, offering and redemption price per share	$13.36	$13.39	$12.96

Class A Shares

Net Assets	$43,223,947	$215,352,040	$79,541,756

Shares of capital stock outstanding	3,235,462	16,069,745	6,141,706

Net asset value and redemption price per share	$13.36	$13.40	$12.95

Sales charge—3.00% of public offering price	0.41	0.41	0.40

Maximum offering price	$13.77	$13.81	$13.35

Class C Shares

Net Assets	$3,256,520	$10,184,694	$3,596,760

Shares of capital stock outstanding	243,804	760,251	277,716

Net asset value and offering price per share	$13.36	$13.40	$12.95

Advisor Class Shares

Net Assets	$107,639,605	$445,885,415	$62,682,221

Shares of capital stock outstanding	8,057,311	33,318,971	4,840,860

Net asset value and offering price per share	$13.36	$13.38	$12.95

Class Z Shares

Net Assets		$449,844,450

Shares of capital stock outstanding		33,567,059

Net asset value and offering price per share		$13.40

See Notes to Financial Statements.

2023 Annual Report	33

Statement of Assets and Liabilities—September 30, 2023 (continued)

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$3,518,314,107	$217,656,676

Cash	10,017,460	532,047

Cash collateral due from broker	12,946,365	1,363,845

Receivables:

Interest	26,814,506	1,260,495

Investment securities sold	23,095,530	11,035,157

Capital shares sold	3,919,186	9,082

Variation margin on futures	2,491,182	101,202

Variation margin on centrally cleared swaps	0	2,449

Unrealized appreciation of forward currency exchange contracts	1,061,535	2,061

Other assets	29,770	2,265

Total assets	3,598,689,641	231,965,279

LIABILITIES

Payables:

Dividends to shareholders	3,342,612	231,136

Investment securities purchased	317,086,743	11,025,762

Capital shares redeemed	2,249,330	64,712

Management fee	1,189,244	63,959

Shareholder servicing fee	272,455	17,366

Foreign capital gains taxes	167,436	0

Variation margin on centrally cleared swaps	33,724	0

Transfer Agent fee	13,544	4,006

Distribution fee	90	3,454

Accrued expenses	602,371	182,981

Market value on credit default swaps (a)	948,838	0

Unrealized depreciation of forward currency exchange contracts	447	0

Total liabilities	325,906,834	11,593,376

NET ASSETS	$3,272,782,807	$220,371,903

Cost of investments	$3,859,489,088	$221,708,484

NET ASSETS CONSIST OF:

Capital stock, at par	$303,342	$20,355

Additional paid-in capital	3,959,663,643	251,730,791

Accumulated loss	(687,184,178)	(31,379,243)

	$3,272,782,807	$220,371,903

(a) Net premiums received of $555,017 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

34	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Intermediate Duration Class/Short Duration Plus Class Shares

Net Assets	$3,271,751,168	$207,329,332

Shares of capital stock outstanding	303,246,493	19,150,905

Net asset value, offering and redemption price per share	$10.79	$10.83

Class A Shares

Net Assets	$480,648	$11,799,815

Shares of capital stock outstanding	44,493	1,089,322

Net asset value and redemption price per share	$10.80	$10.83

Sales charge—4.25% for Intermediate Duration Portfolio, 2.25% for Short Duration Plus Portfolio of public offering price	0.48	0.25

Maximum offering price	$11.28	$11.08

Class C Shares

Net Assets		$1,242,756

Shares of capital stock outstanding		114,948

Net asset value and offering price per share		$10.81

Advisor Class Shares

Net Assets	$542,895

Shares of capital stock outstanding	50,294

Net asset value and offering price per share	$10.79

Class Z Shares

Net Assets	$8,096

Shares of capital stock outstanding	750

Net asset value and offering price per share	$10.79

See Notes to Financial Statements.

2023 Annual Report	35

Statement of Operations—for the year ended September 30, 2023

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$5,480,034

Dividends

Unaffiliated issuers (a)	27,762,558	0

Affiliated issuers	608,773	197,072

Total income	28,371,331	5,677,106

Expenses:

Management fee (see Note 2A)	10,602,072	751,130

Shareholder servicing fee (see Note 2B)	2,445,562	250,377

Custody and accounting fees	499,735	76,003

Transfer Agent fee—Non-Retail Class	247,252	20,975

Transfer Agent fee—Class Z	27,598	0

Auditing and tax fees	70,976	19,791

Directors’ fees and expenses	58,284	12,871

Legal fees	53,936	16,982

Registration fees	37,598	27,258

Printing fees	20,215	15,326

Miscellaneous	60,427	25,227

Total expenses	14,123,655	1,215,940

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(15,116)	(24,706)

Net expenses	14,108,539	1,191,234

Net investment income	14,262,792	4,485,872

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(121,707,057)	(1,073,511)

Forward currency exchange contracts	(10,473,400)	0

Swaps	0	435,809

Foreign currency transactions	826,827	0

Net realized loss on investment and foreign currency transactions	(131,353,630)	(637,702)

Net change in unrealized appreciation (depreciation) of:

Investments (c)	240,378,577	3,063,834

Forward currency exchange contracts	6,813,887	0

Swaps	0	(789,435)

Foreign currency denominated assets and liabilities	(7,498)	0

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	247,184,966	2,274,399

Net realized and unrealized gain on investment and foreign currency transactions	115,831,336	1,636,697

Net increase in net assets resulting from operations	$130,094,128	$6,122,569

(a) Net of foreign withholding taxes of $4,496,226 and $0 for the Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $366 and $0 for the Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,333,837 and $0 for the Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio, respectively.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$32,410,533	$161,492,432	$41,015,419

Other income	7,936	41,445	3,010

Total income	32,418,469	161,533,877	41,018,429

Expenses:

Management fee (see Note 2A)	4,545,896	18,989,374	5,800,420

Shareholder servicing fee (see Note 2B)	903,273	4,105,138	1,258,009

Custody and accounting fees	162,561	297,464	179,331

Transfer Agent fee—Non-Retail Class	27,669	131,819	41,724

Transfer Agent fee—Class A	16,061	95,460	36,305

Transfer Agent fee—Class C	1,157	4,950	1,951

Transfer Agent fee—Advisor Class	40,382	180,650	24,697

Transfer Agent fee—Class Z	0	94,054	0

Distribution fees—Class A	122,838	597,524	224,237

Distribution fees—Class C	34,633	122,343	46,546

Directors’ fees and expenses	56,933	277,665	74,294

Legal fees	56,020	258,428	71,952

Registration fees	53,650	180,428	100,892

Auditing and tax fees	53,252	196,993	65,231

Printing fees	38,589	105,955	49,402

Miscellaneous	59,757	417,594	69,526

Total expenses	6,172,671	26,055,839	8,044,517

Net investment income	26,245,798	135,478,038	32,973,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(8,981,649)	(59,796,096)	(9,519,306)

Swaps	7,749,962	21,854,907	6,602,733

Net realized loss on investment transactions	(1,231,687)	(37,941,189)	(2,916,573)

Net change in unrealized appreciation (depreciation) of:

Investments	17,280,089	88,762,298	21,386,274

Swaps	(6,908,736)	(30,955,436)	(8,438,356)

Net change in unrealized appreciation (depreciation) of investments	10,371,353	57,806,862	12,947,918

Net realized and unrealized gain on investment transactions	9,139,666	19,865,673	10,031,345

Contributions from affiliates (see Note 2E)	0	0	338

Net increase in net assets resulting from operations	$35,385,464	$155,343,711	$43,005,595

See Notes to Financial Statements.

2023 Annual Report	37

Statement of Operations—for the year ended September 30, 2023 (continued)

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$130,390,206	$10,464,580

Dividends	939,368	0

Other income	0	42

Total income	131,329,574	10,464,622

Expenses:

Management fee (see Note 2A)	14,127,641	952,551

Shareholder servicing fee (see Note 2B)	3,218,780	257,555

Custody and accounting fees	272,200	106,459

Transfer Agent fee—Non-Retail Class	200,480	21,001

Transfer Agent fee—Class A	15,860	29,892

Transfer Agent fee—Class C	0	3,324

Transfer Agent fee—Advisor Class	2,951	0

Transfer Agent fee—Class Z	9	0

Distribution fees—Class A	1,343	32,917

Distribution fees—Class C	0	14,410

Directors’ fees and expenses	168,431	14,289

Legal fees	156,258	16,384

Auditing and tax fees	137,646	24,770

Registration fees	85,790	55,729

Printing fees	35,998	41,372

Miscellaneous	135,023	22,546

Total expenses	18,558,410	1,593,199

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2D)	(37,395)	(34,179)

Net expenses	18,521,015	1,559,020

Net investment income	112,808,559	8,905,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(156,245,693)	(6,736,538)

Forward currency exchange contracts	(1,376,764)	39,886

Futures	(41,717,665)	(4,808,203)

Swaps	(1,624,660)	(61,321)

Foreign currency transactions	(1,773,860)	122,316

Net realized loss on investment and foreign currency transactions	(202,738,642)	(11,443,860)

Net change in unrealized appreciation (depreciation) of:

Investments	91,035,837	6,627,566

Forward currency exchange contracts	227,414	(39,423)

Futures	2,894,685	729,848

Swaps	1,509,119	21,478

Foreign currency denominated assets and liabilities	34,661	5,061

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	95,701,716	7,344,530

Net realized and unrealized loss on investment and foreign currency transactions	(107,036,926)	(4,099,330)

Net increase in net assets resulting from operations	$5,771,633	$4,806,272

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$14,262,792	$18,119,479	$4,485,872	$1,854,254

Net realized loss on investment and foreign currency transactions	(131,353,630)	(14,942,947)	(637,702)	(474,192)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	247,184,966	(415,177,902)	2,274,399	(12,192,639)

Net increase (decrease) in net assets resulting from operations	130,094,128	(412,001,370)	6,122,569	(10,812,577)

Distributions to shareholders (a)	(14,810,926)	(127,708,313)	(4,454,865)	(1,847,857)

Capital-share transactions:

Net proceeds from sales of shares	126,490,994	104,232,917	147,984,369	198,031,690

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,035,795	120,829,789	3,854,282	1,578,267

Total proceeds from shares sold	138,526,789	225,062,706	151,838,651	199,609,957

Cost of shares redeemed	(230,579,287)	(106,519,109)	(149,634,291)	(243,044,047)

Net increase (decrease) in net assets from capital-share transactions	(92,052,498)	118,543,597	2,204,360	(43,434,090)

Net increase (decrease) in net assets	23,230,704	(421,166,086)	3,872,064	(56,094,524)

NET ASSETS:

Beginning of period	1,024,022,632	1,445,188,718	226,047,214	282,141,738

End of period	$1,047,253,336	$1,024,022,632	$229,919,278	$226,047,214

(a) See page 43 for share class information on dividend distributions for the Emerging Markets Portfolio.

See Notes to Financial Statements.

2023 Annual Report	39

Statement of Changes in Net Assets (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$26,245,798	$22,322,921	$135,478,038	$123,590,667

Net realized loss on investment transactions	(1,231,687)	(2,022,839)	(37,941,189)	(13,166,796)

Net change in unrealized appreciation (depreciation) of investments	10,371,353	(116,739,711)	57,806,862	(625,404,701)

Net increase (decrease) in net assets resulting from operations	35,385,464	(96,439,629)	155,343,711	(514,980,830)

Distributions to shareholders (a)	(27,699,977)	(21,456,217)	(137,506,921)	(120,398,406)

Capital-share transactions:

Net proceeds from sales of shares	500,501,953	307,949,541	1,744,549,014	1,334,029,727

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,012,002	15,729,268	99,358,117	89,555,226

Total proceeds from shares sold	520,513,955	323,678,809	1,843,907,131	1,423,584,953

Cost of shares redeemed	(644,874,519)	(496,377,732)	(2,435,940,592)	(1,989,402,821)

Net decrease in net assets from capital-share transactions	(124,360,564)	(172,698,923)	(592,033,461)	(565,817,868)

Net decrease in net assets	(116,675,077)	(290,594,769)	(574,196,671)	(1,201,197,104)

NET ASSETS:

Beginning of period	1,101,896,787	1,392,491,556	5,519,551,366	6,720,748,470

End of period	$985,221,710	$1,101,896,787	$4,945,354,695	$5,519,551,366

(a) See page 43 for share class information on dividend distributions for the California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$32,973,912	$31,623,088	$112,808,559	$58,543,003

Net realized loss on investment transactions	(2,916,573)	(6,167,733)	(202,738,642)	(131,827,478)

Net change in unrealized appreciation (depreciation) of investments	12,947,918	(160,860,446)	95,701,716	(501,449,742)

Contributions from affiliates (see Note 2E)	338	0	0	0

Net increase (decrease) in net assets resulting from operations	43,005,595	(135,405,091)	5,771,633	(574,734,217)

Distributions to shareholders (a)	(33,808,753)	(31,131,616)	(114,225,211)	(96,525,241)

Capital-share transactions:

Net proceeds from sales of shares	586,846,724	205,642,206	658,939,419	395,517,888

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,071,565	23,893,460	82,884,093	80,772,362

Total proceeds from shares sold	611,918,289	229,535,666	741,823,512	476,290,250

Cost of shares redeemed	(720,277,303)	(422,401,671)	(451,138,552)	(561,976,742)

Net increase (decrease) in net assets from capital-share transactions	(108,359,014)	(192,866,005)	290,684,960	(85,686,492)

Net increase (decrease) in net assets	(99,162,172)	(359,402,712)	182,231,382	(756,945,950)

NET ASSETS:

Beginning of period	1,440,444,090	1,799,846,802	3,090,551,425	3,847,497,375

End of period	$1,341,281,918	$1,440,444,090	$3,272,782,807	$3,090,551,425

(a) See page 43 and 44 for share class information on dividend distributions for the New York Municipal and Intermediate Duration Portfolios.

See Notes to Financial Statements.

2023 Annual Report	41

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$8,905,602	$1,850,606

Net realized loss on investment and foreign currency transactions	(11,443,860)	(5,295,795)

Net change in unrealized appreciation (depreciation) of investments	7,344,530	(10,628,827)

Net increase (decrease) in net assets resulting from operations	4,806,272	(14,074,016)

Distributions to shareholders (a)	(8,897,753)	(1,831,719)

Capital-share transactions:

Net proceeds from sales of shares	101,916,532	191,978,729

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,659,243	1,347,261

Total proceeds from shares sold	109,575,775	193,325,990

Cost of shares redeemed	(224,524,006)	(100,109,377)

Net increase (decrease) in net assets from capital-share transactions	(114,948,231)	93,216,613

Net increase (decrease) in net assets	(119,039,712)	77,310,878

NET ASSETS:

Beginning of period	339,411,615	262,100,737

End of period	$220,371,903	$339,411,615

(a) See page 44 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Emerging Markets Class	$(12,145,220)	$(107,857,795)

Class Z	(2,665,706)	(19,850,518)

	$(14,810,926)	$(127,708,313)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Municipal Class	$(23,238,751)	$(18,916,809)	$(107,125,212)	$(95,675,758)

Class A	(1,167,846)	(971,204)	(5,753,554)	(5,215,911)

Class C	(56,580)	(32,897)	(202,683)	(153,564)

Advisor Class	(3,236,800)	(1,535,307)	(12,061,867)	(9,328,332)

Class Z	0	0	(12,363,605)	(10,024,841)

	$(27,699,977)	$(21,456,217)	$(137,506,921)	$(120,398,406)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Municipal Class	$(30,269,371)	$(28,049,433)

Class A	(1,973,811)	(1,772,845)

Class C	(67,311)	(67,861)

Advisor Class	(1,498,260)	(1,241,477)

	$(33,808,753)	$(31,131,616)

See Notes to Financial Statements.

2023 Annual Report	43

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Intermediate Duration Portfolio	$(114,202,494)	$(96,507,904)

Class A	(17,125)	(16,803)

Advisor Class	(5,291)	(279)

Class Z	(301)	(255)

	$(114,225,211)	$(96,525,241)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Short Duration Plus Class	$(8,493,503)	$(1,792,732)

Class A	(366,639)	(36,975)

Class C	(37,611)	(2,012)

	$(8,897,753)	$(1,831,719)

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$21.77	$33.43	$27.17	$26.03	$28.39

Income from investment operations:

Investment income, net (a)(b)	.31	.38	.50	.32	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.37	(9.10)	6.32	1.26	(.95)

Contributions from affiliates	0	0	0	.00 (c)	.00 (c)

Total from investment operations	2.68	(8.72)	6.82	1.58	(0.44)

Less dividends and distributions:

Dividends from net investment income	(.31)	(.66)	(.56)	(.44)	(.33)

Distributions from net realized gain on investment transactions	0	(2.28)	0	0	(1.59)

Total dividends and distributions	(0.31)	(2.94)	(0.56)	(0.44)	(1.92)

Net asset value, end of period	$24.14	$21.77	$33.43	$27.17	$26.03

Total return

Total investment return based on net asset value (d)(e)	12.33%	(28.60)%	25.20%	6.04%	(0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$951,154	$871,486	$1,225,396	$1,056,249	$1,120,427

Average net assets (000 omitted)	$978,225	$1,120,511	$1,252,078	$1,085,654	$1,123,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.30%	1.28%	1.28%	1.29%	1.30%

Expenses, before waivers/reimbursements	1.30%	1.29%	1.28%	1.30%	1.30%

Net investment income (b)	1.28%	1.34%	1.50%	1.22%	1.96%

Portfolio turnover rate	58%	57%	68%	85%	92%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$21.81	$33.50	$27.22	$26.08	$28.43

Income from investment operations:

Net investment income (a)(b)	.30	.45	.59	.39	.57

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.45	(9.11)	6.32	1.26	(.93)

Contributions from affiliates	0	0	0	.00 (c)	.00 (c)

Total from investment operations	2.75	(8.66)	6.91	1.65	(.36)

Less dividends and distributions:

Dividends from net investment income	(.38)	(.75)	(.63)	(.51)	(.40)

Distributions from net realized gain on investment transactions	0	(2.28)	0	0	(1.59)

Total dividends and distributions	(.38)	(3.03)	(.63)	(.51)	(1.99)

Net asset value, end of period	$24.18	$21.81	$33.50	$27.22	$26.08

Total Return

Total investment return based on net asset value (d)(e)	12.60%	(28.43)%	25.56%	6.33%	(.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$96,099	$152,537	$219,793	$181,910	$176,887

Average net assets (000 omitted)	$137,783	$198,222	$220,989	$178,143	$175,583

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.03%	1.03%	1.04%	1.04%

Expenses, before waivers/reimbursements	1.05%	1.04%	1.03%	1.04%	1.04%

Net investment income (b)	1.24%	1.57%	1.76%	1.50%	2.21%

Portfolio turnover rate	58%	57%	68%	85%	92%

See Footnote Summary on page 68.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.13	$12.77	$12.76	$12.63	$12.50

Income from investment operations:

Investment income, net (a)(b)	.22	.09	.10	.14	.17

Net realized and unrealized gain (loss) on investment transactions	.06	(.64)	.02	.14	.13

Total from investment operations	0.28	(0.55)	0.12	0.28	0.30

Less dividends:

Dividends from net investment income	(.21)	(.09)	(.11)	(.15)	(.17)

Net asset value, end of period	$12.20	$12.13	$12.77	$12.76	$12.63

Total return

Total investment return based on net asset value (d)	2.38%	(4.27)%	.91%	2.20%	2.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$229,919	$226,047	$282,142	$210,145	$191,091

Average net assets (000 omitted)	$250,377	$245,118	$238,495	$205,125	$186,888

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	.48%	.36%	.39%	.48%	.50%

Expenses, before waivers/reimbursements (f)	.49%	.47%	.48%	.49%	.50%

Net investment income (b)	1.79%	.76%	.81%	1.13%	1.34%

Portfolio turnover rate	37%	40%	35%	45%	57%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Investment income, net (a)	.33	.25	.24	.29	.31

Net realized and unrealized gain (loss) on investment transactions	.10	(1.33)	.08	.08	.45

Total from investment operations	.43	(1.08)	.32	.37	.76

Less dividends:

Dividends from net investment income	(.35)	(.24)	(.24)	(.29)	(.31)

Net asset value, end of period	$13.36	$13.28	$14.60	$14.52	$14.44

Total return

Total investment return based on net asset value (d)	3.23%	(7.46)%	2.21%	2.59%	5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$831,102	$938,638	$1,228,752	$1,243,747	$1,212,947

Average net assets (000 omitted)	$903,282	$1,116,698	$1,252,402	$1,222,654	$1,181,680

Ratio to average net assets of:

Expenses	.57%	.55%	.54%	.55%	.55%

Net investment income	2.44%	1.76%	1.66%	1.98%	2.17%

Portfolio turnover rate	31%	23%	27%	16%	24%

See Footnote Summary on page 68.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS A

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Net investment income (a)	.31	.22	.22	.26	.28

Net realized and unrealized gain (loss) on investment transactions	.09	(1.33)	.07	.08	.46

Total from investment operations	.40	(1.11)	.29	.34	.74

Less dividends:

Dividends from net investment income	(.32)	(.21)	(.21)	(.26)	(.29)

Net asset value, end of period	$13.36	$13.28	$14.60	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	3.03%	(7.63)%	2.03%	2.39%	5.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$43,223	$57,141	$76,220	$82,318	$73,875

Average net assets (000 omitted)	$49,135	$64,530	$83,485	$79,385	$66,990

Ratio to average net assets of:

Expenses	.76%	.73%	.73%	.73%	.73%

Net investment income	2.24%	1.57%	1.48%	1.79%	1.98%

Portfolio turnover rate	31%	23%	27%	16%	24%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS C

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.28	$14.59	$14.52	$14.44	$13.98

Income from investment operations:

Net investment income (a)	.20	.12	.11	.15	.18

Net realized and unrealized gain (loss) on investment transactions	.10	(1.32)	.06	.08	.46

Total from investment operations	.30	(1.20)	.17	.23	.64

Less dividends:

Dividends from net investment income	(.22)	(.11)	(.10)	(.15)	(.18)

Net asset value, end of period	$13.36	$13.28	$14.59	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	2.25%	(8.26)%	1.19%	1.62%	4.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,257	$3,652	$4,828	$6,586	$10,910

Average net assets (000 omitted)	$3,463	$4,376	$5,934	$9,405	$11,297

Ratio to average net assets of:

Expenses	1.51%	1.49%	1.48%	1.48%	1.49%

Net investment income	1.50%	.82%	.73%	1.05%	1.24%

Portfolio turnover rate	31%	23%	27%	16%	24%

See Footnote Summary on page 68.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Net investment income (a)	.34	.26	.25	.29	.31

Net realized and unrealized gain (loss) on investment transactions	.10	(1.33)	.08	.08	.46

Total from investment operations	.44	(1.07)	.33	.37	.77

Less dividends:

Dividends from net investment income	(.36)	(.25)	(.25)	(.29)	(.32)

Net asset value, end of period	$13.36	$13.28	$14.60	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	3.28%	(7.40)%	2.28%	2.65%	5.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$107,640	$102,466	$82,692	$60,140	$38,534

Average net assets (000 omitted)	$123,025	$85,505	$70,376	$46,691	$27,392

Ratio to average net assets of:

Expenses	.51%	.48%	.48%	.49%	.48%

Net investment income	2.50%	1.86%	1.71%	2.03%	2.21%

Portfolio turnover rate	31%	23%	27%	16%	24%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	51

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.37	$14.80	$14.67	$14.57	$14.05

Income from investment operations:

Investment income, net (a)	0.35	0.28	0.28	0.33	0.34

Net realized and unrealized gain (loss) on investment transactions	0.03	(1.44)	0.13	0.10	0.52

Total from investment operations	0.38	(1.16)	0.41	0.43	0.86

Less dividends:

Dividends from net investment income	(0.36)	(0.27)	(0.28)	(0.33)	(0.34)

Net asset value, end of period	$13.39	$13.37	$14.80	$14.67	$14.57

Total return

Total investment return based on net asset value (d)	2.80%	(7.89)%	2.79%	2.99%	6.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,824,089	$4,296,196	$5,390,502	$5,035,751	$4,989,558

Average net assets (000 omitted)	$4,105,175	$5,011,517	$5,276,753	$5,013,687	$5,238,466

Ratio to average net assets of:

Expenses	0.50%	0.47%	0.47%	0.47%	0.47%

Net investment income	2.57%	1.96%	1.89%	2.26%	2.38%

Portfolio turnover rate	24%	15%	22%	20%	22%

See Footnote Summary on page 68.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS A

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.38	$14.81	$14.68	$14.58	$14.06

Income from investment operations:

Net investment income (a)	.32	.25	.25	.30	.31

Net realized and unrealized gain (loss) on investment transactions	.03	(1.43)	.13	.10	.53

Total from investment operations	.35	(1.18)	.38	.40	.84

Less dividends:

Dividends from net investment income	(.33)	(.25)	(.25)	(.30)	(.32)

Net asset value, end of period	$13.40	$13.38	$14.81	$14.68	$14.58

Total Return

Total investment return based on net asset value (d)	2.59%	(8.06)%	2.59%	2.78%	5.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$215,352	$261,936	$349,953	$271,074	$233,833

Average net assets (000 omitted)	$239,010	$303,281	$319,098	$248,192	$221,783

Ratio to average net assets of:

Expenses	.69%	.65%	.66%	.67%	.66%

Net investment income	2.37%	1.77%	1.69%	2.04%	2.18%

Portfolio turnover rate	24%	15%	22%	20%	22%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	53

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS C

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.37	$14.81	$14.68	$14.57	$14.05

Income from investment operations:

Net investment income (a)	.22	.15	.14	.19	.20

Net realized and unrealized gain (loss) on investment transactions	.04	(1.45)	.13	.11	.53

Total from investment operations	.26	(1.30)	.27	.30	.73

Less dividends:

Dividends from net investment income	(.23)	(.14)	(.14)	(.19)	(.21)

Net asset value, end of period	$13.40	$13.37	$14.81	$14.68	$14.57

Total Return

Total investment return based on net asset value (d)	1.90%	(8.81)%	1.82%	2.07%	5.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$10,185	$13,576	$18,542	$34,743	$42,152

Average net assets (000 omitted)	$12,234	$15,772	$28,338	$39,529	$50,386

Ratio to average net assets of:

Expenses	1.44%	1.40%	1.41%	1.43%	1.43%

Net investment income	1.62%	1.02%	.96%	1.30%	1.42%

Portfolio turnover rate	24%	15%	22%	20%	22%

See Footnote Summary on page 68.

See Notes to Financial Statements.

54	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.36	$14.79	$14.66	$14.55	$14.04

Income from investment operations:

Net investment income (a)	.36	.29	.29	.33	.34

Net realized and unrealized gain (loss) on investment transactions	.02	(1.44)	.13	.11	.52

Total from investment operations	.38	(1.15)	.42	.44	.86

Less dividends:

Dividends from net investment income	(.36)	(.28)	(.29)	(.33)	(.35)

Net asset value, end of period	$13.38	$13.36	$14.79	$14.66	$14.55

Total Return

Total investment return based on net asset value (d)	2.85%	(7.84)%	2.85%	3.11%	6.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$445,885	$477,015	$456,386	$377,082	$278,371

Average net assets (000 omitted)	$453,119	$467,739	$419,891	$332,267	$306,629

Ratio to average net assets of:

Expenses	.44%	.40%	.41%	.43%	.43%

Net investment income	2.62%	2.04%	1.94%	2.29%	2.40%

Portfolio turnover rate	24%	15%	22%	20%	22%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	55

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.38	$14.81	$14.68	$14.58	$14.06

Income from investment operations:

Net investment income (a)	.36	.29	.29	.34	.35

Net realized and unrealized gain (loss) on investment transactions	.03	(1.44)	.13	.10	.53

Total from investment operations	.39	(1.15)	.42	.44	.88

Less dividends:

Dividends from net investment income	(.37)	(.28)	(.29)	(.34)	(.36)

Net asset value, end of period	$13.40	$13.38	$14.81	$14.68	$14.58

Total Return

Total investment return based on net asset value (d)	2.88%	(7.81)%	2.87%	3.08%	6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$449,844	$470,829	$505,365	$509,910	$844,127

Average net assets (000 omitted)	$459,325	$500,681	$485,522	$590,892	$776,520

Ratio to average net assets of:

Expenses	.41%	.39%	.38%	.39%	.38%

Net investment income	2.65%	2.05%	1.97%	2.34%	2.47%

Portfolio turnover rate	24%	15%	22%	20%	22%

See Footnote Summary on page 68.

See Notes to Financial Statements.

56	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.88		$14.25	$14.04	$14.18	$13.68

Income from investment operations:

Investment income, net (a)	.31		.26	.27	.30	.32

Net realized and unrealized gain (loss) on investment transactions	.08		(1.37)	.20	(.13)	.50

Contributions from affiliates	.00	(c)	0	0	0	0

Total from investment operations	.39		(1.11)	.47	.17	.82

Less dividends:

Dividends from net investment income	(.31)		(.26)	(.26)	(.31)	(.32)

Net asset value, end of period	$12.96		$12.88	$14.25	$14.04	$14.18

Total return

Total investment return based on net asset value (d)	3.07%		(7.89)%	3.38%	1.22%	6.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,195,461		$1,277,132	$1,606,925	$1,585,884	$1,629,139

Average net assets (000 omitted)	$1,258,015		$1,497,091	$1,623,786	$1,599,889	$1,619,580

Ratio to average net assets of:

Expenses	.56%		.54%	.53%	.54%	.53%

Net investment income	2.35%		1.90%	1.86%	2.17%	2.27%

Portfolio turnover rate	20%		14%	18%	18%	18%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	57

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO CLASS A

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.88		$14.25	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.28		.23	.24	.28	.29

Net realized and unrealized gain (loss) on investment transactions	.08		(1.37)	.22	(.14)	.49

Contributions from affiliates	.00	(c)	0	0	0	0

Total from investment operations	.36		(1.14)	.46	.14	.78

Less dividends:

Dividends from net investment income	(.29)		(.23)	(.24)	(.28)	(.29)

Net asset value, end of period	$12.95		$12.88	$14.25	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	2.78%		(8.07)%	3.26%	1.03%	5.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$79,542		$96,286	$116,552	$117,874	$119,718

Average net assets (000 omitted)	$89,695		$105,328	$117,041	$119,315	$121,023

Ratio to average net assets of:

Expenses	.76%		.73%	.73%	.72%	.74%

Net investment income	2.14%		1.71%	1.67%	1.98%	2.06%

Portfolio turnover rate	20%		14%	18%	18%	18%

See Footnote Summary on page 68.

See Notes to Financial Statements.

58	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO CLASS C

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.88		$14.25	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.18		.13	.13	.17	.18

Net realized and unrealized gain (loss) on investment transactions	.08		(1.37)	.22	(.13)	.49

Contributions from affiliates	.00	(c)	0	0	0	0

Total from investment operations	.26		(1.24)	.35	.04	.67

Less dividends:

Dividends from net investment income	(.19)		(.13)	(.13)	(.18)	(.18)

Net asset value, end of period	$12.95		$12.88	$14.25	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	2.01%		(8.76)%	2.47%	.27%	4.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,597		$5,515	$8,982	$19,813	$27,143

Average net assets (000 omitted)	$4,655		$7,393	$15,076	$23,921	$29,799

Ratio to average net assets of:

Expenses	1.51%		1.48%	1.48%	1.48%	1.49%

Net investment income	1.38%		.95%	.93%	1.23%	1.31%

Portfolio turnover rate	20%		14%	18%	18%	18%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	59

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.88		$14.24	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.32		.27	.27	.31	.32

Net realized and unrealized gain (loss) on investment transactions	.07		(1.36)	.21	(.13)	.49

Contributions from affiliates	.00	(c)	0	0	0	0

Total from investment operations	.39		(1.09)	.48	.18	.81

Less dividends:

Dividends from net investment income	(.32)		(.27)	(.27)	(.32)	(.32)

Net asset value, end of period	$12.95		$12.88	$14.24	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	3.04%		(7.77)%	3.44%	1.28%	6.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$62,682		$61,511	$67,388	$64,546	$57,173

Average net assets (000 omitted)	$61,081		$64,326	$62,323	$63,077	$45,530

Ratio to average net assets of:

Expenses	.51%		.48%	.48%	.47%	.49%

Net investment income	2.40%		1.96%	1.91%	2.22%	2.30%

Portfolio turnover rate	20%		14%	18%	18%	18%

See Footnote Summary on page 68.

See Notes to Financial Statements.

60	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.13	$13.49	$14.02	$13.54	$12.76

Income from investment operations:

Investment income, net (a)	.39	.21	.25	.35	.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	(2.23)	(.28)	.51	.83

Contributions from affiliates	0	0	0	0	.00 (c)

Total from investment operations	0.05	(2.02)	(0.03)	0.86	1.21

Less dividends and distributions:

Dividends from net investment income	(.39)	(.21)	(.26)	(.38)	(.43)

Distributions from net realized gain on investment transactions	0	(.13)	(.24)	0	0

Total dividends and distributions	(.39)	(.34)	(.50)	(.38)	(.43)

Net asset value, end of period	$10.79	$11.13	$13.49	$14.02	$13.54

Total return

Total investment return based on net asset value (d)	.43%	(15.25)%	(.23)%	6.35%	9.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,271,751	$3,089,962	$3,845,735	$3,696,937	$3,416,459

Average net assets (000 omitted)	$3,218,725	$3,542,155	$3,818,467	$3,503,078	$3,289,133

Ratio to average net assets of:

Expenses	.58%	.56%	.56%	.57%	.57%

Net investment income	3.50%	1.65%	1.81%	2.54%	2.95%

Portfolio turnover rate(g)	187%	122%	123%	72%	62%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	61

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO CLASS A

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$11.14	$13.50	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.35 (b)	.16 (b)	.18 (b)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)	(2.22)	(.29)	.52	.18

Total from investment operations	.01	(2.06)	(.11)	.67	.22

Less dividends and distributions:

Dividends from net investment income	(.35)	(.17)	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	0	(.13)	(.24)	0	0

Total dividends and distributions	(.35)	(.30)	(.42)	(.19)	(.03)

Net asset value, end of period	$10.80	$11.14	$13.50	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	.10%	(15.54)%	(.86)%	5.08%	1.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$481	$572	$1,741	$693	$10

Average net assets (000 omitted)	$537	$746	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.91%	.90%	1.03%	1.82%	2.00%	(i)

Expenses, before waivers/reimbursements	6.62%	5.51%	3.95%	1.82%	2.00%	(i)

Net investment income	3.14% (b)	1.26% (b)	1.29% (b)	1.11%	1.34%	(i)

Portfolio turnover rate (g)	187%	122%	123%	72%	62%

See Footnote Summary on page 68.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$11.13	$13.49	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.40 (b)	.20 (b)	.21 (b)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	(2.23)	(.29)	.51	.19

Total from investment operations	.04	(2.03)	(.08)	.71	.23

Less dividends and distributions:

Dividends from net investment income	(.38)	(.20)	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	0	(.13)	(.24)	0	0

Total dividends and distributions	(.38)	(.33)	(.46)	(.23)	(.04)

Net asset value, end of period	$10.79	$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	.36%	(15.33)%	(.62)%	5.28%	1.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$543	$9	$11	$11	$10

Average net assets (000 omitted)	$139	$11	$11	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.66%	.66%	.86%	1.64%	1.75%	(i)

Expenses, before waivers/reimbursements	5.32%	5.53%	3.36%	1.64%	1.75%	(i)

Net investment income	3.71% (b)	1.60% (b)	1.51% (b)	1.47%	1.64%	(i)

Portfolio turnover rate (g)	187%	122%	123%	72%	62%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	63

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO CLASS Z

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$11.13		$13.49	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.39	(b)	.21 (b)	.24 (b)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)		(2.23)	(.29)	.51	.18

Total from investment operations	.06		(2.02)	(.05)	.82	.25

Less dividends and distributions:

Dividends from net investment income	(.40)		(.21)	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	0		(.13)	(.24)	0	0

Total dividends and distributions	(.40)		(.34)	(.49)	(.34)	(.06)

Net asset value, end of period	$10.79		$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	.47%	(j)	(15.26)% (j)	(.40)%	6.16%	1.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$8		$8	$10	$10	$10

Average net assets (000 omitted)	$8		$9	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.57%		.57%	.63%	.82%	.77%	(i)

Expenses, before waivers/reimbursements	3.50%		3.01%	1.87%	.82%	.77%	(i)

Net investment income	3.50%	(b)	1.69% (b)	1.74% (b)	2.30%	2.62%	(i)

Portfolio turnover rate (g)	187%		122%	123%	72%	62%

See Footnote Summary on page 68.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.01	$11.67	$11.78	$11.74	$11.53

Income from investment operations:

Investment income, net (a)(b)	.36	.08	.11	.17	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.67)	(.11)	.06	.23

Total from investment operations	.18	(.59)	0	.23	.45

Less dividends:

Dividends from net investment income	(.36)	(.07)	(.11)	(.19)	(.24)

Net asset value, end of period	$10.83	$11.01	$11.67	$11.78	$11.74

Total return

Total investment return based on net asset value (d)	1.72%	(5.02)%	.01%	1.97%	3.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$207,329	$323,936	$245,285	$225,045	$229,120

Average net assets (000 omitted)	$257,550	$244,478	$245,228	$223,901	$213,653

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.54%	.44%	.46%	.56%	.56%

Expenses, before waivers/reimbursements	.55%	.54%	.55%	.56%	.56%

Net investment income (b)	3.30%	.74%	.91%	1.48%	1.93%

Portfolio turnover rate	81%	48%	75%	50%	39%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	65

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO CLASS A

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.01	$11.68	$11.79	$11.74	$11.54

Income from investment operations:

Net investment income (a)(b)	.31	.03	.05	.11	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(.68)	(.11)	.07	.22

Total from investment operations	.12	(.65)	(.06)	.18	.40

Less dividends:

Dividends from net investment income	(.30)	(.02)	(.05)	(.13)	(.20)

Net asset value, end of period	$10.83	$11.01	$11.68	$11.79	$11.74

Total Return

Total investment return based on net asset value (d)	1.17%	(5.49)%	(.53)%	1.53%	3.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$11,800	$14,182	$15,784	$17,874	$20,462

Average net assets (000 omitted)	$13,167	$15,597	$17,123	$17,732	$23,973

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.08%	.86%	1.00%	1.07%	.97%

Expenses, before waivers/reimbursements	1.08%	.97%	1.00%	1.07%	.97%

Net investment income (b)	2.78%	.25%	.40%	.97%	1.50%

Portfolio turnover rate	81%	48%	75%	50%	39%

See Footnote Summary on page 68.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO CLASS C

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.99	$11.65	$11.76	$11.72	$11.52

Income from investment operations:

Net investment income (a)(b)	.29	.02	.03	.09	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(.66)	(.11)	.05	.22

Total from investment operations	.10	(.64)	(.08)	.14	.37

Less dividends:

Dividends from net investment income	(.28)	(.02)	(.03)	(.10)	(.17)

Net asset value, end of period	$10.81	$10.99	$11.65	$11.76	$11.72

Total Return

Total investment return based on net asset value (d)	.96%	(5.49)%	(.79)%	1.32%	3.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,243	$1,293	$1,032	$2,976	$2,304

Average net assets (000 omitted)	$1,441	$975	$2,064	$2,214	$2,573

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.29%	.92%	1.21%	1.28%	1.18%

Expenses, before waivers/reimbursements	1.84%	1.72%	1.76%	1.83%	1.73%

Net investment income (b)	2.61%	.22%	.26%	.74%	1.29%

Portfolio turnover rate	81%	48%	75%	50%	39%

See Footnote Summary on page 68.

See Notes to Financial Statements.

2023 Annual Report	67

Financial Highlights (continued)

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2023, September 30, 2022 and September 30, 2020, by 0.01%, 0.07% and 0.32%, respectively.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	.01%

(g)	The Portfolio accounts for dollar roll transactions as purchases and sales.
(h)	Commencement of distributions.
(i)	Annualized.
(j)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

* Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in separate financial reports. Class B and Class T shares of the Fixed Income Municipal Portfolios have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

2023 Annual Report	69

Notes to Financial Statements (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

70	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2023:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Information Technology	$25,364,661	$257,552,012		$0		$282,916,673

Financials	37,689,979	182,353,212		0	(a)	220,043,191

Consumer Discretionary	24,921,626	141,021,593		0		165,943,219

Industrials	23,165,699	52,043,370		0	(a)	75,209,069

Materials	30,455,939	32,466,247		0		62,922,186

Utilities	19,141,591	32,127,904		0		51,269,495

Real Estate	469,534	36,826,755		0		37,296,289

Communication Services	4,935,594	31,648,646		0		36,584,240

Energy	12,391,346	18,036,120		0	(a)	30,427,466

Health Care	13,243,183	16,025,732		0		29,268,915

Consumer Staples	4,806,376	16,843,417		0	(a)	21,649,793

Equity Linked Notes	0	18,697,775		0		18,697,775

Short-Term Investments	15,930,255	0		0		15,930,255

Total Investments in Securities	212,515,783	835,642,783	(b)	0	(a)	1,048,158,566

2023 Annual Report	71

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$4,192,974	$0		$4,192,974

Liabilities:

Forward Currency Exchange Contracts	0	(2,735,717)	0		(2,735,717)

Total	$212,515,783	$837,100,040	$0	(a)	$1,049,615,823

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$221,158,969	$0		$221,158,969

Corporates—Investment Grade	0	1,899,630	0		1,899,630

Asset-Backed Securities	0	725,019	0		725,019

Corporates—Non-Investment Grade	0	277,605	0		277,605

Short-Term Investments	190,201	0	0		190,201

Total Investments in Securities	190,201	224,061,223	0		224,251,424

Other Financial Instruments (c):

Assets:

Interest Rate Swaps	0	70,296	0		70,296

Liabilities:

Centrally Cleared Interest Rate Swaps	0	(394,352)	0		(394,352	)(d)

Total	$190,201	$223,737,167	$0		$223,927,368

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$913,987,677	$0	(a)	$913,987,677

Short-Term Municipal Notes	0	27,319,529	0		27,319,529

Commercial Mortgage-Backed Securities	0	32,365,616	0		32,365,616

Asset-Backed Securities	0	2,518,174	0		2,518,174

Governments—Treasuries	0	2,122,397	0		2,122,397

Collateralized Mortgage Obligations	0	437,814	0		437,814

Total Investments in Securities	0	978,751,207	0	(a)	978,751,207

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	6,866,523	0		6,866,523	(d)

Centrally Cleared Interest Rate Swaps	0	2,567,083	0		2,567,083	(d)

Interest Rate Swaps	0	1,502,266	0		1,502,266

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(1,663,900)	0		(1,663,900	)(d)

Centrally Cleared Interest Rate Swaps	0	(942,427)	0		(942,427	)(d)

Credit Default Swaps	0	(222,950)	0		(222,950)

Total	$0	$986,857,802	$0	(a)	$986,857,802

72	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$4,544,122,787	$0	$4,544,122,787

Short-Term Municipal Notes	0	178,933,247	0	178,933,247

Commercial Mortgage-Backed Securities	0	88,255,903	0	88,255,903

Corporates—Investment Grade	0	51,100,081	0	51,100,081

Asset-Backed Securities	0	21,011,752	0	21,011,752

Corporates—Non-Investment Grade	0	17,797,489	0	17,797,489

Collateralized Mortgage Obligations	0	2,241,626	0	2,241,626

Total Investments in Securities	0	4,903,462,885	0	4,903,462,885

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	49,396,394	0	49,396,394	(d)

Interest Rate Swaps	0	6,927,756	0	6,927,756

Liabilities:

Centrally Cleared Credit Default Swaps	0	(427,838)	0	(427,838	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(11,284,549)	0	(11,284,549	)(d)

Centrally Cleared Interest Rate Swaps	0	(4,631,250)	0	(4,631,250	)(d)

Credit Default Swaps	0	(931,537)	0	(931,537)

Total	$0	$4,942,511,861	$0	$4,942,511,861

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,191,430,021	$250,000	$1,191,680,021

Short-Term Municipal Notes	0	154,939,093	0	154,939,093

Asset-Backed Securities	0	2,518,174	0	2,518,174

Governments—Treasuries	0	2,150,442	0	2,150,442

Commercial Mortgage-Backed Securities	0	878,334	0	878,334

Collateralized Mortgage Obligations	0	647,954	0	647,954

Total Investments in Securities	0	1,352,564,018	250,000	1,352,814,018

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	14,012,665	0	14,012,665	(d)

Centrally Cleared Interest Rate Swaps	0	1,375,223	0	1,375,223	(d)

Interest Rate Swaps	0	2,057,965	0	2,057,965

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(3,189,259)	0	(3,189,259	)(d)

Centrally Cleared Interest Rate Swaps	0	(3,618,116)	0	(3,618,116	)(d)

Credit Default Swaps	0	(311,215)	0	(311,215)

Total	$0	$1,362,891,281	$250,000	$1,363,141,281

2023 Annual Report	73

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Governments—Treasuries	$0	$1,113,148,311	$0	$1,113,148,311

Corporates—Investment Grade	0	719,741,414	0	719,741,414

Mortgage Pass-Throughs	0	614,547,702	0	614,547,702

Collateralized Mortgage Obligations	0	276,944,993	0	276,944,993

Asset-Backed Securities		198,722,832	0	198,722,832

Collateralized Loan Obligations	0	114,643,780	0	114,643,780

Commercial Mortgage-Backed Securities	0	82,008,443	12,389,541	94,397,984

Corporates—Non-Investment Grade	0	46,356,738	0	46,356,738

Agencies	0	32,530,982	0	32,530,982

Local Governments—US Municipal Bonds	0	20,894,958	0	20,894,958

Emerging Markets—Corporate Bonds	0	12,610,472	0	12,610,472

Quasi-Sovereigns	0	8,705,481	0	8,705,481

Emerging Markets—Sovereigns	0	3,106,338	0	3,106,338

Common Stocks	0	0	2,657,509	2,657,509

Governments—Sovereign Bonds	0	1,838,865	0	1,838,865

Short-Term Investments	0	257,465,748	0	257,465,748

Total Investments in Securities	0	3,503,267,057	15,047,050	3,518,314,107

Other Financial Instruments (c):
Assets:

Futures	991,059	0	0	991,059	(d)
Forward Currency Exchange Contracts	0	1,061,535	0	1,061,535
Centrally Cleared Interest Rate Swaps	0	3,216,413	0	3,216,413	(d)
Liabilities:
Futures	(11,162,444)	0	0	(11,162,444	)(d)
Forward Currency Exchange Contracts	0	(447)	0	(447)

Credit Default Swaps	0	(948,838)	0	(948,838)

Total	$(10,171,385)	$3,506,595,720	$15,047,050	$3,511,471,385

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$152,264,220	$0	$152,264,220
Corporates—Investment Grade	0	24,379,249	0	24,379,249
Asset-Backed Securities	0	15,187,575	0	15,187,575
Collateralized Mortgage Obligations	0	11,582,830	0	11,582,830
Commercial Mortgage-Backed Securities	0	5,111,897	879,797	5,991,694
Agencies	0	3,782,304	0	3,782,304
Collateralized Loan Obligations	0	2,989,346	0	2,989,346
Mortgage Pass-Throughs	0	1,365,296	0	1,365,296

Local Governments—US Municipal Bonds	0	114,162	0	114,162

Total Investments in Securities	0	216,776,879	879,797	217,656,676

74	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (c):
Assets:
Futures	$68,371	$0	$0	$68,371	(d)
Forward Currency Exchange Contracts	0	2,061	0	2,061
Centrally Cleared Interest Rate Swaps	0	572,605	0	572,605	(d)
Liabilities:
Futures	(559,517)	0	0	(559,517	)(d)

Centrally Cleared Credit Default Swaps	0	(26,394)	0	(26,394	)(d)

Total	$(491,146)	$217,325,151	$879,797	$217,713,802

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of

2023 Annual Report	75

Notes to Financial Statements (continued)

its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2023, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is intended to be declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

76	Sanford C. Bernstein Fund, Inc.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2023, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS

Emerging Markets Portfolio	$2,115,068	$(2,115,068)

Short Duration Diversified Municipal Portfolio	0	0

California Municipal Portfolio	0	0

Diversified Municipal Portfolio	(5,314)	5,314

New York Municipal Portfolio	(338)	338

Intermediate Duration Portfolio	(1,189,058)	1,189,058

Short Duration Plus Portfolio	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%
				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%
		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%
	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%
		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%
				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

2023 Annual Report	77

Notes to Financial Statements (continued)

The Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the year ended September 30, 2023, such reimbursements/waivers amounted to $37,395. The Expense Caps may not be terminated by the Adviser before January 28, 2024.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020 through November 1, 2022, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the year ended September 30, 2023, such waiver amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$19,646

Short Duration Plus	26,254

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2023, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $27,557; California Municipal Portfolio, $18,505; Diversified Municipal Portfolio, $154,505; New York Municipal Portfolio, $18,285; Intermediate Duration Portfolio $18,000 and Short Duration Plus Portfolio, $17,722.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in

78	Sanford C. Bernstein Fund, Inc.

respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2023, such waiver amounted to $7,925. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,337,778	$3,274,509	$2,421,824	$1,038,297

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2023, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$15,116
Short Duration Diversified Municipal	5,060

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2023 is as follows:

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)
Emerging Markets	$20,028	$265,047	$269,145	$15,930	$609

Short Duration Diversified Municipal	$0	$166,245	$166,055	$190	$197

During the year ended September 30, 2023, the Adviser reimbursed the New York Municipal Portfolio $338 for trading losses incurred due to trade entry errors.

2023 Annual Report	79

Notes to Financial Statements (continued)

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. The Intermediate Municipal Portfolio’s Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the year ended September 30, 2023, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS C
California Municipal	$37	$248	$0

Diversified Municipal	34	40,516	3,779

New York Municipal	0	0	229

Intermediate Duration	41	13	N/A

Short Duration Plus	53	87	166

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2023, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$633,348,318	$0	$716,306,013	$0

Short Duration Diversified Municipal	97,093,825	0	86,395,121	0

California Municipal	314,852,767	1,022,831	395,053,386	0

Diversified Municipal	1,182,479,337	388,306	1,500,111,526	880,020

New York Municipal	252,779,686	0	322,187,523	105,704

Intermediate Duration	589,088,372	5,689,491,000	503,975,461	5,529,588,683

Short Duration Plus	25,131,934	169,058,228	22,071,978	290,633,022

80	Sanford C. Bernstein Fund, Inc.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Emerging Markets Portfolio	$998,061,481	$143,698,813	$(94,127,972)	$49,570,841

Short Duration Diversified Municipal Portfolio	231,220,408	153,515	(7,407,599)	(7,254,084)

California Municipal Portfolio	1,037,446,788	11,254,121	(61,561,925)	(50,307,804)

Diversified Municipal Portfolio	5,191,334,824	59,937,542	(305,908,230)	(245,970,688)

New York Municipal Portfolio	1,433,669,597	18,623,257	(87,991,077)	(69,367,820)

Intermediate Duration Portfolio	3,860,645,254	21,475,572	(360,714,815)	(339,239,243)

Short Duration Plus Portfolio	221,752,538	377,938	(4,229,436)	(3,851,498)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2023, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the

2023 Annual Report	81

Notes to Financial Statements (continued)

rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, Emerging Markets Portfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2023, the Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

82	Sanford C. Bernstein Fund, Inc.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2023, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes, Intermediate Duration Portfolio and Short Duration Plus Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2023, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the

2023 Annual Report	83

Notes to Financial Statements (continued)

respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2023, the California Municipal Portfolio, Diversified Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes and New York Municipal Portfolio held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2023, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,192,974	Unrealized depreciation on forward currency exchange contracts	$2,735,717

Total		$4,192,974		$2,735,717

84	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(10,473,400)	$6,813,887

Total		$(10,473,400)	$6,813,887

SHORT DURATION DIVERSIFIED
MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Payable for variation margin on centrally cleared swaps	$394,352	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	$70,296

Total		$70,296		$394,352

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$435,809	$(789,435)

Total		$435,809	$(789,435)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$9,433,606	*	Payable for variation margin on centrally cleared swaps	$2,598,977	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,502,266

Credit contracts				Market value on credit default swaps	222,950

Total		$10,935,872			$2,821,927

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2023 Annual Report	85

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$7,429,706	$(7,259,639)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	320,256	350,903

Total		$7,749,962	$(6,908,736)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Receivable for variation margin on centrally cleared swaps	$2,525	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	49,396,394	*	Payable for variation margin on centrally cleared swaps	$15,880,392	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	6,927,756

Credit contracts				Market value on credit default swaps	931,537

Total		$56,326,675			$16,811,929

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$27,192,064	$(32,464,185)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(5,337,157)	1,508,749

Total		$21,854,907	$(30,955,436)

86	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$15,387,888	*	Payable for variation margin on centrally cleared swaps	$6,797,785	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	2,057,965

Credit contracts				Market value on credit default swaps	311,215

Total		$17,445,853			$7,109,000

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$6,917,786	$(8,937,489)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(315,053)	499,133

Total		$6,602,733	$(8,438,356)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$991,059	*	Payable for variation margin on futures	$11,162,444	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	1,457,202	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,061,535		Unrealized depreciation on forward currency exchange contracts	447

Credit contracts				Market value on credit default swaps	948,838

Total		$3,509,796			$12,111,729

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2023 Annual Report	87

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(41,717,665)	$2,894,685

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(1,376,764)	227,414

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,973,046	(1,007,026)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(3,597,706)	2,516,145

Total		$(44,719,089)	$4,631,218

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$68,371	*	Payable for variation margin on futures	$559,517	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	156	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	219,832	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,061

Total		$290,420			$559,517

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

88	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,808,203)	$729,848

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	39,886	(39,423)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	402,093	(229,754)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(463,414)	251,232

Total		$(4,829,638)	$711,903

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$236,127,392

Average principal amount of sale contracts	$208,439,888

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$580,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$7,044,000	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$10,880,000	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for six months during the year.

2023 Annual Report	89

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$12,395,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$80,984,615

Centrally Cleared Inflation Swaps:

Average notional amount	$120,470,769

Credit Default Swaps:

Average notional amount of sale contracts	$2,698,264

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$8,300,000	(a)

(a)	Positions were open for two months during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$57,160,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$251,873,077

Centrally Cleared Inflation Swaps:

Average notional amount	$676,320,000

Credit Default Swaps:

Average notional amount of sale contracts	$11,280,194

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$47,275,385

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$16,980,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$130,213,846

Centrally Cleared Inflation Swaps:

Average notional amount	$190,640,000

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$3,767,751

90	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$468,573,607

Average notional amount of sale contracts	$161,237,466

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$27,672,676	(a)

Average principal amount of sale contracts	$56,428,783

Centrally Cleared Interest Rate Swaps:

Average notional amount	$19,060,000

Credit Default Swaps:

Average notional amount of sale contracts	$11,435,659

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$19,575,000	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for four months during the year.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$85,902,751

Average notional amount of sale contracts	$17,179,399

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$3,059,997	(a)

Average principal amount of sale contracts	$5,139,636

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,830,000

Credit Default Swaps:

Average notional amount of sale contracts	$1,743,742	(b)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$2,770,000

(a)	Positions were open for three months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements

2023 Annual Report	91

Notes to Financial Statements (continued)

(“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$729,605	$(524,435)	$0	$0	$205,170

Barclays Bank PLC	52,203	(52,203)	0	0	0

BNP Paribas SA	113,208	(19,699)	0	0	93,509

Citibank, NA	2,087,452	(548,823)	(1,360,000)	0	178,629

Goldman Sachs Bank USA	168,221	(18,964)	(40,000)	0	109,257

HSBC Bank USA	5,868	(5,868)	0	0	0

JPMorgan Chase Bank, NA	38,082	(12,059)	0	0	26,023

Morgan Stanley Capital Services, Inc.	806,857	(217,514)	(490,000)	0	99,343

Standard Chartered Bank	2,518	0	0	0	2,518

State Street Bank & Trust Co.	188,960	(188,960)	0	0	0

Total	$4,192,974	$(1,588,525)	$(1,890,000)	$0	$714,449	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$524,435	$(524,435)	$0	$0	$0

Barclays Bank PLC	472,502	(52,203)	(297,000)	0	123,299

BNP Paribas SA	19,699	(19,699)	0	0	0

Citibank, NA	548,823	(548,823)	0	0	0

Deutsche Bank AG	37,168	0	0	0	37,168

Goldman Sachs Bank USA	18,964	(18,964)	0	0	0

HSBC Bank USA	34,825	(5,868)	0	0	28,957

JPMorgan Chase Bank, NA	12,059	(12,059)	0	0	0

Morgan Stanley Capital Services, Inc.	217,514	(217,514)	0	0	0

State Street Bank & Trust Co.	832,672	(188,960)	0	0	643,712

UBS AG	17,056	0	0	0	17,056

Total	$2,735,717	$(1,588,525)	$(297,000)	$0	$850,192	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$70,296	$0	$0	$0	$70,296

Total	$70,296	$0	$0	$0	$70,296	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

92	Sanford C. Bernstein Fund, Inc.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,502,266	$(36,572)	$(1,221,000)	$0	$244,694

Total	$1,502,266	$(36,572)	$(1,221,000)	$0	$244,694	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$36,572	$(36,572)	$0	$0	$0

Credit Suisse International	110,701	0	(110,701)	0	0

Goldman Sachs International	75,677	0	0	(75,677)	0

Total	$222,950	$(36,572)	$(110,701)	$(75,677)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$6,927,756	$(153,462)	$(6,774,294)	$0	$0

Total	$6,927,756	$(153,462)	$(6,774,294)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$153,462	$(153,462)	$0	$0	$0

Credit Suisse International	594,018	0	(594,018)	0	0

Goldman Sachs International	184,057	0	(184,057)	0	0

Total	$931,537	$(153,462)	$(778,075)	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Annual Report	93

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$2,057,965	$(51,271)	$(2,006,694)	$0	$0

Total	$2,057,965	$(51,271)	$(2,006,694)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$51,271	$(51,271)	$0	$0	$0

Credit Suisse International	209,376	0	(209,376)	0	0

Goldman Sachs International	50,568	0	0	(50,568)	0

Total	$311,215	$(51,271)	$(209,376)	$(50,568)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	$1,060,377	$(140,451)	$0	$0	$919,926

State Street Bank & Trust Co.	1,158	(447)	0	0	711

Total	$1,061,535	$(140,898)	$0	$0	$920,637	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$112,530	$0	$0	$(112,530)	$0

Credit Suisse International	96,777	0	0	(96,777)	0

Goldman Sachs International	599,080	0	0	(599,080)	0

Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	140,451	(140,451)	0	0	0

State Street Bank & Trust Co.	447	(447)	0	0	0

Total	$949,285	$(140,898)	$0	$(808,387)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

94	Sanford C. Bernstein Fund, Inc.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$2,061	$0	$0	$0	$2,061

Total	$2,061	$0	$0	$0	$2,061	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2023, Intermediate Duration Portfolio earned drop income of $253,777, which is included in interest income in the accompanying statement of operations.

2023 Annual Report	95

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

PORTFOLIO	2023	2022
Emerging Markets

Distributions paid from:

Ordinary income	$14,810,926	$31,590,201

Long-term capital gains	0	96,118,112

Total distributions paid	$14,810,926	$127,708,313

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$324,644	$125,273

Long-term capital gains	0	0

Total taxable distributions	324,644	125,273

Tax exempt distributions	4,130,221	1,722,584

Total distributions paid	$4,454,865	$1,847,857

California Municipal

Distributions paid from:

Ordinary income	$2,336,350	$577,641

Long-term capital gains	0	0

Total taxable distributions	2,336,350	577,641

Tax exempt distributions	25,363,627	20,878,576

Total distributions paid	$27,699,977	$21,456,217

Diversified Municipal

Distributions paid from:

Ordinary income	$9,540,555	$3,126,374

Long-term capital gains	0	0

Total taxable distributions	9,540,555	3,126,374

Tax exempt distributions	127,966,366	117,272,032

Total distributions paid	$137,506,921	$120,398,406

New York Municipal

Distributions paid from:

Ordinary income	$2,608,675	$938,188

Long-term capital gains	0	0

Total taxable distributions	2,608,675	938,188

Tax exempt distributions	31,200,078	30,193,428

Total distributions paid	$33,808,753	$31,131,616

Intermediate Duration

Distributions paid from:

Ordinary income	$114,225,211	$59,305,742

Long-term capital gains	0	37,219,499

Total distributions paid	$114,225,211	$96,525,241

96	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2023	2022
Short Duration Plus

Distributions paid from:

Ordinary income	$8,897,753	$1,831,719

Long-term capital gains	0	0

Total distributions paid	$8,897,753	$1,831,719

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS (DEFICIT)(d)

Emerging Markets	$16,217,037	$0	$(155,737,250)	$48,112,381	$(91,407,832)

Short Duration Diversified Municipal	125,932	0	(2,443,872)	(7,254,084)	(9,572,024)

California Municipal	100,479	0	(10,509,185)	(50,307,804)	(60,716,510)

Diversified Municipal	723,021	0	(68,231,702)	(246,095,571)	(313,604,252)

New York Municipal	573,678	0	(26,375,493)	(69,507,657)	(95,309,472)

Intermediate Duration	122,595	0	(344,517,000)	(339,279,724)	(683,674,129)

Short Duration Plus	211,243	0	(27,505,725)	(3,853,623)	(31,148,105)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$125,932
California Municipal	100,479
Diversified Municipal	723,021
New York Municipal	573,678

(b)

As of September 30, 2023 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2023 Intermediate Duration Portfolio deferred $21,047 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of Puerto Rico bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

2023 Annual Report	97

Notes to Financial Statements (continued)

As of September 30, 2023, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$98,191,791	$57,545,459

Short Duration Diversified Municipal	1,254,001	1,189,871

California Municipal	10,509,185	0

Diversified Municipal	51,270,479	16,961,223

New York Municipal	25,268,373	1,107,120

Intermediate Duration Portfolio	137,941,724	206,554,229

Short Duration Plus	10,290,288	17,215,437

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. The Portfolios may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or

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facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified”, meaning they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic

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Notes to Financial Statements (continued)

resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively- managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

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Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect securities stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolios to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state

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Notes to Financial Statements (continued)

authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the U.S Congress considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Replacement Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems

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(e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

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Notes to Financial Statements (continued)

Share transactions for each Portfolio for the years ended September 30, 2023 and September 30, 2022, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Emerging Markets Class Shares

Shares sold	5,171,577	3,685,661	$125,393,994	$104,232,916

Shares issued to shareholders on reinvestment of dividends and distributions	395,029	3,307,543	9,370,090	100,979,276

Shares redeemed	(6,203,393)	(3,607,740)	(151,436,713)	(100,444,166)

Net increase (decrease)	(636,787)	3,385,464	$(16,672,629)	$104,768,026

Class Z Shares

Shares sold	44,720	0	$1,097,000	$0

Shares issued to shareholders on reinvestment of dividends and distributions	112,430	649,984	2,665,705	19,850,514

Shares redeemed	(3,175,519)	(217,209)	(79,142,574)	(6,074,943)

Net increase (decrease)	(3,018,369)	432,775	$(75,379,869)	$13,775,571

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Shares sold	12,070,493	15,864,467	$147,984,369	$198,031,690

Shares issued to shareholders on reinvestment of dividends	313,740	126,694	3,854,282	1,578,267

Shares redeemed	(12,172,492)	(19,443,823)	(149,634,291)	(243,044,047)

Net increase (decrease)	211,741	(3,452,662)	$2,204,360	$(43,434,090)

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	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	30,876,806	12,311,797	$418,356,489	$174,656,807

Shares issued to shareholders on reinvestment of dividends	1,266,740	1,009,552	17,257,123	14,102,842

Shares redeemed	(40,594,131)	(26,842,110)	(549,746,525)	(375,193,360)

Net decrease	(8,450,585)	(13,520,761)	$(114,132,913)	$(186,433,711)

Class A Shares

Shares sold	620,818	1,171,581	$8,422,885	$16,109,805

Shares issued to shareholders on reinvestment of dividends	61,249	42,872	834,476	599,060

Shares converted from Class C	16,104	25,586	220,521	355,254

Shares redeemed	(1,764,283)	(2,160,119)	(23,862,422)	(30,181,052)

Net decrease	(1,066,112)	(920,080)	$(14,384,540)	$(13,116,933)

Class C Shares

Shares sold	50,418	48,267	$687,219	$703,388

Shares issued to shareholders on reinvestment of dividends	2,412	1,270	32,855	17,673

Shares converted to Class A	(16,104)	(25,591)	(220,521)	(355,254)

Shares redeemed	(67,850)	(79,832)	(922,712)	(1,134,319)

Net decrease	(31,124)	(55,886)	$(423,159)	$(768,512)

Advisor Class Shares

Shares sold	5,369,668	8,408,826	$72,814,839	$116,124,287

Shares issued to shareholders on reinvestment of dividends	138,514	72,507	1,887,548	1,009,693

Shares redeemed	(5,165,033)	(6,432,742)	(70,122,339)	(89,513,747)

Net increase	343,149	2,048,591	$4,580,048	$27,620,233

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Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	96,718,598	50,300,036	$1,317,807,308	$719,443,646

Shares issued to shareholders on reinvestment of dividends	5,686,092	5,053,908	77,761,683	71,413,394

Shares redeemed	(138,247,573)	(98,087,052)	(1,882,055,184)	(1,380,384,877)

Net decrease	(35,842,883)	(42,733,108)	$(486,486,193)	$(589,527,837)

Class A Shares

Shares sold	5,061,562	5,709,516	$69,060,275	$80,501,672

Shares issued to shareholders on reinvestment of dividends	250,522	219,371	3,427,931	3,102,384

Shares converted from Class C	109,610	177,812	1,492,179	2,519,088

Shares redeemed	(8,933,707)	(10,147,772)	(122,020,374)	(143,973,903)

Net decrease	(3,512,013)	(4,041,073)	$(48,039,989)	$(57,850,759)

Class C Shares

Shares sold	217,083	252,296	$2,958,494	$3,523,929

Shares issued to shareholders on reinvestment of dividends	11,244	8,337	153,794	117,462

Shares converted to Class A	(109,644)	(177,882)	(1,492,179)	(2,519,088)

Shares redeemed	(373,690)	(319,560)	(5,114,086)	(4,525,288)

Net decrease	(255,007)	(236,809)	$(3,493,977)	$(3,402,985)

Advisor Class Shares

Shares sold	17,069,504	24,470,151	$233,009,960	$343,696,163

Shares issued to shareholders on reinvestment of dividends	547,907	444,293	7,485,665	6,259,866

Shares redeemed	(20,008,888)	(20,054,547)	(272,470,483)	(280,936,037)

Net increase (decrease)	(2,391,477)	4,859,897	$(31,974,858)	$69,019,992

Class Z Shares

Shares sold	8,816,897	13,103,740	$120,220,798	$184,345,229

Shares issued to shareholders on reinvestment of dividends	769,265	613,484	10,529,044	8,662,120

Shares redeemed	(11,216,362)	(12,632,970)	(152,788,286)	(177,063,628)

Net increase (decrease)	(1,630,200)	1,084,254	$(22,038,444)	$15,943,721

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	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	42,388,211	12,059,783	$555,942,293	$165,908,471

Shares issued to shareholders on reinvestment of dividends	1,714,656	1,603,025	22,666,327	21,850,536

Shares redeemed	(50,960,993)	(27,280,993)	(668,327,906)	(368,640,545)

Net decrease	(6,858,126)	(13,618,185)	$(89,719,286)	$(180,881,538)

Class A Shares

Shares sold	494,415	471,554	$6,524,957	$6,366,675

Shares issued to shareholders on reinvestment of dividends	98,090	85,207	1,296,066	1,160,365

Shares converted from Class C	76,036	113,133	1,005,408	1,531,169

Shares redeemed	(2,003,173)	(1,374,303)	(26,453,918)	(18,878,182)

Net decrease	(1,334,632)	(704,409)	$(17,627,487)	$(9,819,973)

Class C Shares

Shares sold	29,327	36,928	$388,106	$511,114

Shares issued to shareholders on reinvestment of dividends	4,044	3,839	53,445	52,286

Shares converted to Class A	(76,036)	(113,130)	(1,005,408)	(1,531,169)

Shares redeemed	(107,809)	(129,865)	(1,422,508)	(1,788,068)

Net decrease	(150,474)	(202,228)	$(1,986,365)	$(2,755,837)

Advisor Class Shares

Shares sold	1,736,940	2,313,427	$22,985,960	$31,324,777

Shares issued to shareholders on reinvestment of dividends	79,910	60,903	1,055,727	830,273

Shares redeemed	(1,753,222)	(2,328,084)	(23,067,563)	(31,563,707)

Net increase	63,628	46,246	$974,124	$591,343

2023 Annual Report	107

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Intermediate Duration Class Shares

Shares sold	58,162,482	31,316,820	$658,209,557	$395,481,316

Shares issued to shareholders on reinvestment of dividends and distributions	7,366,414	6,326,514	82,867,229	80,755,796

Shares redeemed	(40,000,045)	(45,054,689)	(450,871,067)	(560,890,334)

Net increase (decrease)	25,528,851	(7,411,355)	$290,205,719	$(84,653,222)

Class A Shares

Shares sold	7,389	2,869	$84,107	$36,572

Shares issued to shareholders on reinvestment of dividends and distributions	1,390	1,293	15,666	16,533

Shares redeemed	(15,590)	(81,780)	(175,320)	(1,086,408)

Net decrease	(6,811)	(77,618)	$(75,547)	$(1,033,303)

Advisor Class Shares

Shares sold	57,450	0	$645,755	$0

Shares issued to shareholders on reinvestment of dividends and distributions	105	2	1,198	33

Shares redeemed	(8,113)	0	(92,165)	0

Net increase	49,442	2	$554,788	$33

There were no transactions in capital shares of Class Z shares for the years ended September 30, 2023 and September 30, 2022.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Short Duration Plus Class Shares

Shares sold	9,091,013	16,273,311	$99,649,221	$183,646,854

Shares issued to shareholders on reinvestment of dividends	669,017	117,287	7,333,774	1,321,157

Shares redeemed	(20,042,688)	(7,977,343)	(219,714,174)	(91,363,133)

Net increase (decrease)	(10,282,658)	8,413,255	$(112,731,179)	$93,604,878

108	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class A Shares

Shares sold	159,666	659,486	$1,753,970	$7,508,658

Shares issued to shareholders on reinvestment of dividends	27,209	2,223	298,318	24,860

Shares converted from Class C	14,449	7,817	157,776	88,635

Shares redeemed	(399,888)	(733,314)	(4,399,127)	(8,329,493)

Net decrease	(198,564)	(63,788)	$(2,189,063)	$(707,340)

Class C Shares

Shares sold	32,473	65,930	$355,565	$734,582

Shares issued to shareholders on reinvestment of dividends	2,481	111	27,151	1,244

Shares converted to Class A	(14,475)	(7,835)	(157,776)	(88,635)

Shares redeemed	(23,213)	(29,129)	(252,929)	(328,116)

Net increase (decrease)	(2,734)	29,077	$(27,989)	$319,075

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 8.	Subsequent Events

At a meeting held on October 25-26, 2023, the Board approved the liquidation and termination of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio. Each Portfolio has suspended sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. The Portfolios expect to make the liquidating distribution or distributions on or shortly after January 26, 2024 (the “Liquidation Date”). The liquidation of the Portfolios may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

Shareholders may redeem shares of the Portfolios until January 24, 2024, and generally may use the proceeds of the redemption to purchase shares of other registered funds advised by the Adviser. Shareholders that remain invested in a Portfolio on the Liquidation Date will have their shares redeemed for cash based on the Portfolio’s most recently determined net asset value and will receive their proceeds on or shortly after the Liquidation Date.

In connection with the liquidations, the Board approved the immediate suspension of each Portfolio’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Portfolio’s shares on or after October 31, 2023. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of a Portfolio’s shares on or after October 31, 2023. Additionally, the Board approved the waiver of shareholder servicing fees on the private client classes of each Portfolio.

2023 Annual Report	109

Notes to Financial Statements (continued)

In order to protect shareholders from expense increases resulting from reductions in assets in the Portfolios in connection with the liquidations, the Adviser will waive its management fee and/or bear Portfolio operating expenses until the Liquidation Date so that the total operating expenses of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, excluding management and shareholder servicing fees and expenses relating to the liquidations, do not exceed the following percentages of each Portfolio’s average daily net assets on an annualized basis: 0.48% of Class A shares of the Short Duration Plus Portfolio, 0.49% of Class C shares of the Short Duration Plus Portfolio, 0.10% of Short Duration Plus Class shares of the Short Duration Plus Portfolio, and 0.08% of Short Duration Diversified Municipal Class shares of the Short Duration Diversified Municipal Portfolio. In addition, the Adviser will waive its management fee with respect to each Portfolio in its entirety once a substantial portion of the Portfolio’s assets are converted to cash and/or cash equivalents, which is expected to occur approximately two weeks before the Liquidation Date. After the Portfolios convert their assets to cash, the Portfolios will no longer pursue their stated investment objective or engage in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

110	Sanford C. Bernstein Fund, Inc.

2023 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2023. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	0%	99.82%
Intermediate Duration	0%	95.58%
Emerging Markets	1.04%	0%

For the taxable year ended September 30, 2023 each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Emerging Markets	$17,576,289

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2023, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
Emerging Markets	$4,500,247	$31,749,983

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

2023 Annual Report	111

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

R. Jay Gerken*

Chair

Debra Perry*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Chaloff

President

Stuart Rae(1)

Vice President

Sergey Davalchenko(1)

Vice President

Nelson Yu(1)

Vice President

Daryl Clements(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew D. Potter(1)

Vice President

Michael Canter(1)

Vice President

Matthew S. Sheridan(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Stephen M. Woetzel

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

DISTRIBUTORS+

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Rae, Davalchenko and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter and Sheridan are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

+ Sanford C. Bernstein & Co., LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

112	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
DISINTERESTED DIRECTORS
R. Jay Gerken,# Chair of the Board 72 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Debra Perry,# 72 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013- 2016; Bank of America Funds Series Trust, from 2011-2016

Jeffrey R. Holland,# 57 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 70 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics in Society at Davidson College since 2019.	17	The Institute for the Study of War; Foundation for Constitutional Government; Defending Democracy Together Institute and Defending Democracy Together (All are non-profit educational corporations)

2023 Annual Report	113

Sanford C. Bernstein Fund, Inc. (continued)

Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director

DIRECTORS’ INFORMATION (continued)
Donald K. Peterson,# 74 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

114	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Alexander Chaloff, 52	President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is Chief Investment Officer and Head of Investment & Wealth Strategies since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining the firm in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee.

Stuart Rae, 58	Vice President	Senior Vice President and Chief Investment Officer of Asia-Pacific Value Equities of the Adviser†, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Emerging Markets Value Equities since 2023.

Sergey Davalchenko, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Emerging Markets Growth as of February 2022.

Nelson Yu, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Invesment Sciences and Insights since 2021 and Head of Blend Strategies since 2018.

Daryl Clements, 56	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018.

Matthew Norton, 40	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter, 38	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2018.

Michael Canter, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is also Director and Chief Investment Officer of Securitized Assets.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2018. He is also Director of US Multi-Sector Fixed Income.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser†, with which she has been associated since prior to 2018 and Assistant Secretary of the Retail Distributor†.

2023 Annual Report	115

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2018.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS†, with which she has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser† since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser† in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, the Retail Distributor and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

116	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2023 Annual Report	117

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of (i) the Emerging Markets Portfolio, (ii) the Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, and Intermediate Duration Portfolios (collectively, the “Fixed Income Portfolios”), and (iii) the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Overlay Portfolios” and collectively with the Emerging Markets Portfolio and the Fixed Income Portfolios, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Directors held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Directors held an in person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business

118	Sanford C. Bernstein Fund, Inc.

judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board noted that (i) the contractual advisory fee of the Emerging Market Portfolio was below the median of the peer group; (ii) the contractual advisory fee of each Fixed Income Portfolio, other than the Intermediate Duration Portfolio, was below the median of the peer group; and (iii) the contractual advisory fee of each Overlay Portfolio was above the median of the peer group. With respect to the advisory fees charged to the Intermediate Duration Portfolio, the Directors noted the independent fee consultant’s assessment that the advisory fees were within the range of peers. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level. The Board further noted that each Portfolio’s total expense ratio was below the peer group median in the Strategic Insight report.

The Directors also considered information about the recent drop in assets under management for the Overlay Portfolios, and the Adviser’s expectation that the assets under management may drop further due to changes in the Bernstein Wealth Management asset allocation models. The Board noted that a further drop in assets could affect the expenses borne by shareholders, and determined to continue to monitor the Overlay Portfolios and any potential impact on expenses.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the

2023 Annual Report	119

Board Consideration of Investment Management Arrangement (continued)

performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2023 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2023. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

In evaluating the performance of the Fixed Income Portfolios, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Fixed Income Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups. As a result of a lower risk profile, those Fixed Income Portfolios are generally expected to underperform the peer group during periods when riskier assets have outperformed and likewise are generally expected to outperform the peer group during periods when higher quality assets are in favor.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely. They further noted, with respect to the Short Duration Diversified Municipal and Short Duration Plus Portfolios, the plans to liquidate those Portfolios, and, with respect to the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, the plans to reorganize those Portfolios with and into the Tax-Aware Overlay B Portfolio.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2021 and 2022. The Directors considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes

120	Sanford C. Bernstein Fund, Inc.

and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, breakpoint arrangements, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

2023 Annual Report	121

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

122	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0923

Sanford C. Bernstein Fund, Inc.

September 30, 2023

Schedule of Investments

To the Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying schedule of investments to the annual report for the Emerging Markets Portfolio (one of the portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolio”), and the related statement of assets and liabilities as of September 30, 2023, the statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2023 annual report for the Emerging Markets Portfolio. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%

Information Technology–27.0%
Communications Equipment–0.1%
Accton Technology Corp.	50,000	$767,109

Electronic Equipment, Instruments & Components–4.1%
BOE Technology Group Co., Ltd.–Class A	12,347,800	6,538,026
China Railway Signal & Communication Corp., Ltd.–Class A	2,490,132	1,802,117
China Railway Signal & Communication Corp., Ltd.–Class H(a)	2,228,400	709,492
Daejoo Electronic Materials Co., Ltd.	21,080	1,301,473
Delta Electronics, Inc.	38,000	382,733
Lotes Co., Ltd.	67,000	1,712,200
Park Systems Corp.	11,930	1,440,333
Samsung SDI Co., Ltd.	29,190	11,031,265
Sinbon Electronics Co., Ltd.	1,124,000	11,266,926
Tripod Technology Corp.	535,000	3,194,898
Unimicron Technology Corp.	675,000	3,641,801

		43,021,264

IT Services–1.1%
Chinasoft International Ltd.(b)	1,652,000	1,171,905
FPT Corp.	432,147	1,647,419
Globant SA(b)	28,830	5,704,016
Locaweb Servicos de Internet SA(a)	653,300	830,507
Persistent Systems Ltd.	34,831	2,417,625

		11,771,472

Semiconductors & Semiconductor Equipment–15.4%
ASPEED Technology, Inc.	40,400	3,480,152
Broadcom, Inc.	14,970	12,433,783
eMemory Technology, Inc.	19,000	1,192,891
Gudeng Precision Industrial Co., Ltd.	110,000	1,176,195
King Yuan Electronics Co., Ltd.	4,948,000	11,668,782
Koh Young Technology, Inc.	137,510	1,265,215
LEENO Industrial, Inc.	13,300	1,513,477
MediaTek, Inc.	520,000	11,888,687
Nanya Technology Corp.	1,576,000	3,211,777
Novatek Microelectronics Corp.	121,000	1,588,924
Parade Technologies Ltd.	62,000	1,897,694
Realtek Semiconductor Corp.	449,000	5,513,001
SK Hynix, Inc.	322,303	27,287,670
Taiwan Semiconductor Manufacturing Co., Ltd.	3,336,706	54,409,105
Tongwei Co., Ltd.–Class A	779,700	3,452,032
Company	Shares	U.S. $ Value
United Microelectronics Corp.	12,522,000	$17,582,971
WONIK IPS Co., Ltd.	62,290	1,474,082

		161,036,438

Software–0.7%
Glodon Co., Ltd.–Class A	195,880	627,418
TOTVS SA	1,190,800	6,396,355

		7,023,773

Technology Hardware, Storage & Peripherals–5.6%
Advantech Co., Ltd.	49,294	527,821
Asia Vital Components Co., Ltd.	24,000	255,370
Asustek Computer, Inc.	99,000	1,126,525
Quanta Computer, Inc.	166,000	1,242,362
Samsung Electronics Co., Ltd.	1,004,853	50,799,448
Samsung Electronics Co., Ltd. (Preference Shares)	113,000	4,552,370
Wiwynn Corp.	17,000	792,721

		59,296,617

		282,916,673

Financials–21.0%
Banks–14.8%
Agricultural Bank of China Ltd.–Class H	792,000	294,516
Al Rajhi Bank	404,604	7,330,022
Alpha Services and Holdings SA(b)	3,323,290	4,394,803
AU Small Finance Bank Ltd.(a)	260,513	2,233,804
Banco do Brasil SA	657,400	6,170,461
Bank BTPN Syariah Tbk PT	8,754,200	1,077,351
Bank Central Asia TBK PT	3,766,000	2,145,621
Bank for Foreign Trade of Vietnam JSC(b)	2,630,324	9,450,217
Bank Mandiri Persero Tbk PT	12,461,500	4,850,349
Bank of the Philippine Islands	2,808,685	5,554,531
Bank Polska Kasa Opieki SA	167,683	3,855,989
BDO Unibank, Inc.	868,700	2,174,244
China Construction Bank Corp.–Class H	3,341,000	1,878,149
China Merchants Bank Co., Ltd.–Class A	307,000	1,396,551
Credicorp Ltd.	13,908	1,779,807
Emirates NBD Bank PJSC	1,560,404	7,561,910
Eurobank Ergasias Services and Holdings SA(b)	4,148,690	6,381,109
Hana Financial Group, Inc.	378,380	11,854,067
HDFC Bank Ltd.	1,215,276	22,281,467
Itau Unibanco Holding SA (Preference Shares)	1,427,800	7,729,046
KB Financial Group, Inc.	545,521	22,250,102
Metropolitan Bank & Trust Co.	6,806,810	6,490,082
NU Holdings Ltd./Cayman Islands–Class A(b)	764,970	5,546,033
Regional SAB de CV	170,235	1,220,632
Sberbank of Russia PJSC(c)(d)(e)	951,472	0

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value
State Bank of India	1,316,961	$9,455,917

		155,356,780

Capital Markets–1.3%
B3 SA–Brasil Bolsa Balcao	2,823,700	6,903,994
Banco BTG Pactual SA	1,157,900	7,157,186

		14,061,180

Consumer Finance–0.5%
Kaspi.KZ JSC (GDR)(a)	40,780	3,947,504
Muangthai Capital PCL	1,207,800	1,194,117

		5,141,621

Financial Services–0.3%
L&T Finance Holdings Ltd.	1,594,516	2,552,819

Insurance–4.1%
AIA Group Ltd.	1,693,200	13,693,149
BB Seguridade Participacoes SA	190,500	1,182,820
Hyundai Marine & Fire Insurance Co., Ltd.	170,489	4,093,616
PICC Property & Casualty Co., Ltd.–Class H	4,976,000	6,371,713
Ping An Insurance Group Co. of China Ltd.–Class H	2,766,000	15,687,771
Samsung Fire & Marine Insurance Co., Ltd.	9,888	1,901,722

		42,930,791

		220,043,191

Consumer Discretionary–15.8%
Automobile Components–0.7%
Balkrishna Industries Ltd.	73,338	2,253,965
Hankook Tire & Technology Co., Ltd.	57,520	1,682,519
Minth Group Ltd.	1,260,000	3,238,534

		7,175,018

Automobiles–0.9%
Bajaj Auto Ltd.	23,934	1,456,835
Kia Corp.	35,221	2,119,961
Li Auto, Inc.–Class A(b)	27,500	490,755
Maruti Suzuki India Ltd.	44,696	5,685,873

		9,753,424

Broadline Retail–5.7%
Alibaba Group Holding Ltd.(b)	4,499,780	48,787,434
JD.com, Inc.–Class A	28,100	408,822
MercadoLibre, Inc.(b)	3,952	5,010,662
PDD Holdings, Inc. (ADR)(b)	55,379	5,431,018

		59,637,936

Diversified Consumer Services–0.7%
Fu Shou Yuan International Group Ltd.	6,062,000	4,214,033
YDUQS Participacoes SA	714,900	2,826,007

		7,040,040

Hotels, Restaurants & Leisure–3.7%
Americana Restaurants International PLC	6,198,440	$6,924,893
Galaxy Entertainment Group Ltd.	1,584,000	9,478,055
H World Group Ltd.(b)	2,224,000	8,745,792
Melco Resorts & Entertainment Ltd. (ADR)(b)	113,580	1,123,306
OPAP SA	25,421	425,590
Sands China Ltd.(b)	2,852,800	8,675,307
Shanghai Jinjiang International Hotels Co., Ltd.–Class A	243,100	1,256,583
TravelSky Technology Ltd.–Class H	167,000	287,966
Westlife Foodworld Ltd.	148,471	1,664,552

		38,582,044

Household Durables–1.2%
Gree Electric Appliances, Inc. of Zhuhai–Class A	1,262,800	6,300,096
Hisense Visual Technology Co., Ltd.–Class A	325,900	1,004,882
Midea Group Co., Ltd.–Class A	751,400	5,732,016

		13,036,994

Specialty Retail–1.2%
China Tourism Group Duty Free Corp., Ltd.–Class A	350,500	5,131,410
HLA Group Corp., Ltd.–Class A	822,200	866,958
Pet Center Comercio e Participacoes SA	853,540	801,486
Topsports International Holdings Ltd.(a)	2,591,000	1,958,905
Trent Ltd.	115,988	2,902,554
Wilcon Depot, Inc.	2,930,900	1,139,702

		12,801,015

Textiles, Apparel & Luxury Goods–1.7%
ANTA Sports Products Ltd.	327,400	3,663,388
F&F Co., Ltd./New	19,450	1,627,098
Li Ning Co., Ltd.	1,414,500	5,906,500
Samsonite International SA(a)(b)	1,965,000	6,719,762

		17,916,748

		165,943,219

Industrials–7.2%
Building Products–0.4%
Astral Ltd.	104,837	2,411,922
Kajaria Ceramics Ltd.	97,704	1,556,861

		3,968,783

Construction & Engineering–0.8%
Larsen & Toubro Ltd.	202,606	7,367,225
Voltas Ltd.	138,412	1,430,694

		8,797,919

Electrical Equipment–2.0%
Bizlink Holding, Inc.	163,568	1,371,904
Contemporary Amperex Technology Co., Ltd.–Class A	162,900	4,550,236

2	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Company	Shares	U.S. $ Value
KEI Industries Ltd.	49,948	$1,590,580
Polycab India Ltd.	8,729	560,672
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	120,360	7,181,881
Sungrow Power Supply Co., Ltd.–Class A	296,300	3,631,982
Voltronic Power Technology Corp.	39,158	1,928,411

		20,815,666

Ground Transportation–0.2%
Globaltrans Investment PLC (Sponsored GDR)(b)(c)(d)(f)	658,169	0
Rumo SA	422,300	1,917,197

		1,917,197

Industrial Conglomerates–0.4%
Bidvest Group Ltd. (The)	310,670	4,475,847

Machinery–1.5%
Airtac International Group	61,000	1,853,342
Escorts Kubota Ltd.	19,446	743,991
Estun Automation Co., Ltd.–Class A	2,037,652	6,168,308
Weichai Power Co., Ltd.–Class H	2,640,000	3,578,269
Yutong Bus Co., Ltd.–Class A	2,070,000	3,762,207

		16,106,117

Professional Services–0.2%
Centre Testing International Group Co., Ltd.–Class A	389,156	997,085
Sporton International, Inc.	115,935	908,131

		1,905,216

Transportation Infrastructure–1.7%
China Merchants Expressway Network & Technology Holdings Co., Ltd.–Class A	2,898,800	3,830,945
Grupo Aeroportuario del Centro Norte SAB de CV	756,536	8,224,114
Grupo Aeroportuario del Pacifico SAB de CV–Class B	83,240	1,366,660
TangShan Port Group Co., Ltd.–Class A	7,511,800	3,800,605

		17,222,324

		75,209,069

Materials–6.0%
Chemicals–0.7%
Atul Ltd.	18,167	1,541,779
Chunbo Co., Ltd.	8,392	812,036
Deepak Fertilisers & Petrochemicals Corp., Ltd.	74,163	576,267
Hansol Chemical Co., Ltd.	7,560	935,671
Navin Fluorine International Ltd.	31,236	1,413,813
PI Industries Ltd.	17,782	739,217
Rianlon Corp.–Class A	66,000	307,074
Shandong Sinocera Functional Material Co., Ltd.–Class A	218,100	817,618
SRF Ltd.	20,074	$543,111

		7,686,586

Construction Materials–0.7%
GCC SAB de CV	754,529	7,103,461
JK Cement Ltd.	13,514	518,370

		7,621,831

Metals & Mining–4.6%
Aluminum Corp. of China Ltd.–Class H	5,966,000	3,318,741
APL Apollo Tubes Ltd.	48,984	958,548
First Quantum Minerals Ltd.	462,897	10,936,400
Freeport-McMoRan, Inc.	332,960	12,416,078
Hoa Phat Group JSC(b)	1,325,642	1,430,174
Jiangxi Copper Co., Ltd.–Class A	445,400	1,176,871
Western Mining Co., Ltd.–Class A	1,663,900	2,935,644
Zijin Mining Group Co., Ltd.–Class A	1,556,600	2,589,245
Zijin Mining Group Co., Ltd.–Class H	7,818,000	11,852,068

		47,613,769

		62,922,186

Utilities–4.9%
Electric Utilities–2.7%
Centrais Eletricas Brasileiras SA	582,649	4,276,078
Equatorial Energia SA	2,330,700	14,865,513
Power Grid Corp. of India Ltd.	3,572,513	8,594,413

		27,736,004

Gas Utilities–1.6%
GAIL India Ltd.	4,957,004	7,431,603
Kunlun Energy Co., Ltd.	11,062,000	9,519,451

		16,951,054

Independent Power and Renewable Electricity Producers–0.6%
China Longyuan Power Group Corp., Ltd.–Class H	6,869,000	5,957,307
Xinyi Energy Holdings Ltd.	2,934,000	625,130

		6,582,437

		51,269,495

Real Estate–3.6%
Real Estate Management & Development–3.6%
Aldar Properties PJSC	382,818	600,450
Ayala Land, Inc.	11,175,500	5,807,036
China Overseas Land & Investment Ltd.	1,904,500	3,935,096
Corp. Inmobiliaria Vesta SAB de CV	142,657	469,534
Emaar Properties PJSC	6,556,147	14,347,701
Macrotech Developers Ltd.(a)(b)	523,299	4,998,773
Megaworld Corp.	49,284,000	1,757,743

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
Vinhomes JSC(a)(b)	2,881,250	$5,379,956

		37,296,289

Communication Services–3.5%
Entertainment–0.6%
G-bits Network Technology Xiamen Co., Ltd.–Class A	4,300	215,246
International Games System Co., Ltd.	208,000	4,208,517
NetEase, Inc.	82,700	1,658,238

		6,082,001

Interactive Media & Services–2.9%
Kanzhun Ltd. (ADR)(b)	278,240	4,220,901
Tencent Holdings Ltd.	665,100	25,781,891

		30,002,792

Wireless Telecommunication Services–0.0%
Etihad Etisalat Co.	42,046	499,447

		36,584,240

Energy–2.9%
Oil, Gas & Consumable Fuels–2.9%
China Petroleum & Chemical Corp.–Class H	5,052,000	2,747,706
Gazprom PJSC (Sponsored ADR)(b)(c)(d)(e)	436,750	0
LUKOIL PJSC(c)(d)(e)	80,321	0
Parex Resources, Inc.	178,387	3,347,753
PetroChina Co., Ltd.–Class H	20,400,000	15,288,414
Petroleo Brasileiro SA (Preference Shares)	1,312,300	9,043,593

		30,427,466

Health Care–2.8%
Health Care Equipment & Supplies–0.0%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.–Class A	6,400	237,812

Health Care Providers & Services–2.8%
Apollo Hospitals Enterprise Ltd.	71,531	4,423,124
Hapvida Participacoes e Investimentos SA(a)(b)	11,875,054	11,103,591
Jointown Pharmaceutical Group Co., Ltd.–Class A	1,443,000	2,139,592
Max Healthcare Institute Ltd.	578,367	3,949,784
Universal Vision Biotechnology Co., Ltd.	711,737	7,415,012

		29,031,103

		29,268,915

Consumer Staples–2.1%
Beverages–0.6%
Kweichow Moutai Co., Ltd.–Class A	25,400	$6,299,519

Consumer Staples Distribution & Retail–0.6%
BGF retail Co., Ltd.	10,420	1,089,331
Jeronimo Martins SGPS SA	23,429	526,173
Sendas Distribuidora SA	1,986,800	4,806,376
X5 Retail Group NV (GDR)(b)(c)(d)(f)	226,094	0

		6,421,880

Food Products–0.0%
Britannia Industries Ltd.	7,129	388,710

Personal Care Products–0.2%
Proya Cosmetics Co., Ltd.–Class A	122,776	1,711,490

Tobacco–0.7%
ITC Ltd.	1,280,557	6,828,194

		21,649,793

Total Common Stocks (cost $973,374,179)		1,013,530,536

EQUITY LINKED NOTES–1.8%

Information Technology–1.8%
IT Services–1.8%
FPT Corp., Macquarie Bank Ltd., expiring 07/15/2024(b) (cost $4,378,130)	4,892,048	18,697,775

SHORT-TERM INVESTMENTS–1.5%
Investment Companies–1.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(g)(h)(i) (cost $15,930,255)	15,930,255	15,930,255

Total Investments—100.1% (cost $993,682,564)		1,048,158,566

Other assets less liabilities—(0.1)%		(905,230)

Net Assets—100.0%		$1,047,253,336

4	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	146,150	USD	29,186	10/03/2023	$110,029
Bank of America, NA	USD	29,336	BRL	146,150	10/03/2023	(260,000)
Bank of America, NA	IDR	8,419,410	USD	547	10/12/2023	3,505
Bank of America, NA	KRW	7,651,782	USD	5,915	10/26/2023	251,717
Bank of America, NA	USD	2,054	KRW	2,634,184	10/26/2023	(104,302)
Bank of America, NA	USD	1,067	CAD	1,439	10/27/2023	(6,893)
Bank of America, NA	BRL	146,150	USD	29,206	11/03/2023	256,858
Bank of America, NA	USD	12,238	MXN	212,164	11/16/2023	(153,240)
Bank of America, NA	USD	53,232	INR	4,448,053	12/14/2023	107,413
Bank of America, NA	CNH	20,250	USD	2,787	01/11/2024	83
Barclays Bank PLC	BRL	41,303	USD	8,248	10/03/2023	31,095
Barclays Bank PLC	USD	8,433	BRL	41,303	10/03/2023	(216,371)
Barclays Bank PLC	KRW	1,997,783	USD	1,495	10/26/2023	16,466
Barclays Bank PLC	USD	6,568	KRW	8,527,728	10/26/2023	(256,131)
Barclays Bank PLC	CAD	741	USD	549	10/27/2023	3,721
Barclays Bank PLC	INR	125,641	USD	1,508	12/14/2023	921
BNP Paribas SA	BRL	25,517	USD	5,190	10/03/2023	113,208
BNP Paribas SA	USD	5,096	BRL	25,517	10/03/2023	(19,210)
BNP Paribas SA	USD	1,144	CAD	1,552	10/27/2023	(489)
Citibank, NA	BRL	5,309	USD	1,069	10/03/2023	13,244
Citibank, NA	USD	1,060	BRL	5,309	10/03/2023	(3,997)
Citibank, NA	IDR	48,327,528	USD	3,192	10/12/2023	70,704
Citibank, NA	USD	17,178	IDR	258,125,314	10/12/2023	(506,531)
Citibank, NA	KRW	29,856,970	USD	23,440	10/26/2023	1,341,944
Citibank, NA	PHP	959,288	USD	17,548	10/26/2023	593,623
Citibank, NA	USD	2,186	KRW	2,911,420	10/26/2023	(31,572)
Citibank, NA	USD	2,046	CAD	2,787	10/27/2023	6,833
Citibank, NA	USD	1,401	CAD	1,893	10/27/2023	(6,723)
Citibank, NA	BRL	6,143	USD	1,221	11/03/2023	4,543
Citibank, NA	PLN	9,783	USD	2,293	11/29/2023	56,561
Deutsche Bank AG	BRL	8,196	USD	1,615	11/03/2023	(8,938)
Deutsche Bank AG	PLN	12,035	USD	2,734	11/29/2023	(16,580)
Deutsche Bank AG	USD	2,306	PLN	10,036	11/29/2023	(11,650)
Goldman Sachs Bank USA	BRL	25,190	USD	5,180	10/03/2023	168,221
Goldman Sachs Bank USA	USD	5,030	BRL	25,190	10/03/2023	(18,964)
HSBC Bank USA	ZAR	18,157	USD	962	11/06/2023	5,868
HSBC Bank USA	CNH	160,669	USD	22,074	01/11/2024	(34,825)
JPMorgan Chase Bank, NA	BRL	16,018	USD	3,225	10/03/2023	38,082
JPMorgan Chase Bank, NA	USD	3,199	BRL	16,018	10/03/2023	(12,059)
Morgan Stanley Capital Services, Inc.	BRL	115,419	USD	23,442	10/03/2023	480,359
Morgan Stanley Capital Services, Inc.	USD	23,049	BRL	115,419	10/03/2023	(86,893)
Morgan Stanley Capital Services, Inc.	IDR	16,329,216	USD	1,063	10/12/2023	8,366
Morgan Stanley Capital Services, Inc.	USD	1,166	IDR	17,869,683	10/12/2023	(11,454)
Morgan Stanley Capital Services, Inc.	USD	1,115	TRY	30,971	10/20/2023	(10,361)
Morgan Stanley Capital Services, Inc.	KRW	5,342,953	USD	4,025	10/26/2023	70,617
Morgan Stanley Capital Services, Inc.	USD	1,282	KRW	1,704,405	10/26/2023	(20,641)
Morgan Stanley Capital Services, Inc.	CAD	23,872	USD	17,627	10/27/2023	46,061
Morgan Stanley Capital Services, Inc.	USD	2,407	CAD	3,285	10/27/2023	12,151
Morgan Stanley Capital Services, Inc.	USD	26,383	ZAR	504,375	11/06/2023	177,117
Morgan Stanley Capital Services, Inc.	ZAR	59,731	USD	3,132	11/06/2023	(13,032)
Morgan Stanley Capital Services, Inc.	CLP	1,601,500	USD	1,785	11/16/2023	(11,804)
Morgan Stanley Capital Services, Inc.	TWD	49,681	USD	1,559	11/29/2023	12,186
Morgan Stanley Capital Services, Inc.	USD	1,522	PLN	6,630	11/29/2023	(6,590)
Morgan Stanley Capital Services, Inc.	MYR	2,545	USD	546	01/11/2024	(410)

Schedule of Investments—Emerging Markets Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	1,081	CNH	7,835	01/11/2024	$(2,930)
Morgan Stanley Capital Services, Inc.	USD	14,634	MYR	67,875	01/11/2024	(53,399)
Standard Chartered Bank	USD	4,377	TRY	122,774	10/20/2023	2,518
State Street Bank & Trust Co.	CNH	1,721	USD	236	10/10/2023	120
State Street Bank & Trust Co.	CNH	3,594	USD	491	10/10/2023	(1,247)
State Street Bank & Trust Co.	THB	171,652	USD	4,872	10/11/2023	154,288
State Street Bank & Trust Co.	USD	4,686	THB	171,641	10/11/2023	30,949
State Street Bank & Trust Co.	USD	16,926	THB	585,776	10/11/2023	(828,167)
State Street Bank & Trust Co.	CAD	1,756	USD	1,293	10/27/2023	(754)
State Street Bank & Trust Co.	CNH	13,126	USD	1,810	01/11/2024	3,603
State Street Bank & Trust Co.	CNH	15,653	USD	2,151	01/11/2024	(2,504)
UBS AG	USD	1,195	PLN	5,152	11/29/2023	(17,056)

						$1,457,257

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $37,882,294 or 3.6% of net assets.
(b)	Non-income producing security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gazprom PJSC (Sponsored ADR)	12/09/2009– 08/01/2017	$4,522,921	$0	0.00%
LUKOIL PJSC	06/22/2012	3,192,255	0	0.00%
Sberbank of Russia PJSC	07/10/2022	2,848,601	0	0.00%

(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Globaltrans Investment PLC (Sponsored GDR)	12/14/2009– 08/01/2017	$4,775,195	$0	0.00%
X5 Retail Group NV (GDR)	09/26/2011	7,119,877	0	0.00%

(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

SCB–ST–1946–0923

Sanford C. Bernstein Fund, Inc.

September 30, 2023

Schedule of Investments To the Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Intermediate Duration Portfolio and Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Taxable Portfolios of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2023, the statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2023 annual report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2023

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–34.0%
United States–34.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	209,050	$98,384,062
1.75%, 08/15/2041		67,323	41,866,428
2.00%, 11/15/2041		9,057	5,868,912
2.25%, 08/15/2046		12,530	7,927,183
2.375%, 02/15/2042		11,433	7,892,412
2.375%, 11/15/2049		2,885	1,842,794
2.50%, 02/15/2045		1,916	1,298,689
2.50%, 05/15/2046		23,956	16,013,089
3.00%, 05/15/2045		23,139	17,159,015
3.00%, 08/15/2048		28,274	20,626,621
3.00%, 02/15/2049		26,971	19,680,620
3.25%, 05/15/2042		11,593	9,230,767
3.375%, 08/15/2042		19,569	15,844,451
3.375%, 05/15/2044		5,710	4,548,866
3.50%, 02/15/2039		4,254	3,670,404
3.625%, 05/15/2053		27,235	22,519,775
3.75%, 11/15/2043		10,205	8,650,332
3.875%, 02/15/2043		12,073	10,497,590
3.875%, 05/15/2043		19,718	17,129,578
4.00%, 11/15/2042		33,530	29,736,919
4.125%, 08/15/2053		15,588	14,136,316
4.375%, 02/15/2038		14,232	13,778,549
4.375%, 11/15/2039		47,210	44,871,630
4.50%, 02/15/2036		4,048	4,032,421
4.75%, 02/15/2037		4,156	4,222,236
U.S. Treasury Notes
0.50%, 11/30/2023		32,279	32,021,479
1.625%, 05/15/2026(a)		204,404	188,115,924
1.75%, 11/15/2029		11,550	9,826,523
2.625%, 02/15/2029		30,853	27,912,504
2.75%, 07/31/2027		20,566	19,158,887
3.125%, 08/31/2027		14,336	13,531,934
3.375%, 05/15/2033		16,456	14,928,405
3.50%, 04/30/2028		16,210	15,455,413
3.50%, 02/15/2033		24,243	22,250,070
3.625%, 03/31/2028		28,384	27,217,691
3.875%, 11/30/2027		159,618	154,779,676
3.875%, 12/31/2027(a)		75,973	73,658,392
3.875%, 08/15/2033		8,647	8,172,955
4.00%, 02/29/2028		13,956	13,598,670
4.125%, 09/30/2027		20,692	20,265,032
4.125%, 11/15/2032		18,170	17,528,468
4.375%, 08/31/2028		13,427	13,296,629

Total Governments-Treasuries (cost $1,277,245,148)			1,113,148,311

CORPORATES-INVESTMENT GRADE–22.0%

Industrial–11.7%
Basic–0.4%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)	U.S.$	1,724	1,396,871
Celanese US Holdings LLC
6.35%, 11/15/2028		1,012	999,046
6.55%, 11/15/2030		2,451	2,398,132
Freeport Indonesia PT 4.763%, 04/14/2027(b)		904	857,580
Glencore Funding LLC
5.40%, 05/08/2028(b)		3,861	3,763,664
6.50%, 10/06/2033(b)		2,016	2,012,129

			11,427,422

Capital Goods–0.5%
Flowserve Corp. 2.80%, 01/15/2032		4,669	3,568,843
Regal Rexnord Corp. 6.05%, 02/15/2026(b)		6,295	6,214,298
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		1,849	1,781,364
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		1,117	1,061,418
4.15%, 03/15/2024(c)		4,344	4,301,646

			16,927,569

Communications-Media–0.8%
Cox Communications, Inc. 5.70%, 06/15/2033(b)		2,332	2,243,827
Discovery Communications LLC
5.20%, 09/20/2047		1,999	1,511,424
5.30%, 05/15/2049		857	654,937
Fox Corp.
4.709%, 01/25/2029		2,656	2,512,735
5.576%, 01/25/2049		4,396	3,664,110
Interpublic Group of Cos., Inc. (The)
4.65%, 10/01/2028		1,966	1,849,750
5.375%, 06/15/2033		3,206	2,992,288
Meta Platforms, Inc. 4.95%, 05/15/2033		3,350	3,211,779
Prosus NV
3.257%, 01/19/2027(b)		1,724	1,527,895
4.027%, 08/03/2050(b)		1,993	1,136,209
Tencent Holdings Ltd. 3.24%, 06/03/2050(b)		4,830	2,755,950
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	1,642,292

			25,703,196

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Communications-Telecommunications–0.2%
T-Mobile USA, Inc.
3.875%, 04/15/2030	U.S.$	3,533	$3,127,306
5.05%, 07/15/2033		2,403	2,225,562

			5,352,868

Consumer Cyclical-Automotive–1.1%
Ford Motor Co. 6.10%, 08/19/2032		3,333	3,140,853
Ford Motor Credit Co., LLC
6.95%, 06/10/2026		243	242,696
7.35%, 11/04/2027		1,450	1,479,203
General Motors Co. 6.125%, 10/01/2025		1,152	1,149,684
General Motors Financial Co., Inc.
4.30%, 04/06/2029		710	636,834
5.80%, 06/23/2028		3,929	3,835,765
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(b)		7,064	6,300,099
6.50%, 03/10/2028(b)		1,242	1,227,593
Hyundai Capital America 6.10%, 09/21/2028(b)		4,320	4,291,186
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(b)		5,380	5,285,043
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	7,597,460

			35,186,416

Consumer Cyclical-Other–0.6%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	7,472,743
Marriott International, Inc./MD
4.90%, 04/15/2029		6,432	6,130,597
5.55%, 10/15/2028		1,998	1,969,548
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	3,163,684

			18,736,572

Consumer Cyclical-Retailers–0.4%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		8,625	7,001,085
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	7,674,471

			14,675,556

Consumer Non-Cyclical–1.9%
Altria Group, Inc. 3.40%, 05/06/2030		7,300	6,242,449
BAT Capital Corp.
2.259%, 03/25/2028		8,570	7,245,250
4.906%, 04/02/2030		3,799	3,484,063
6.421%, 08/02/2033		2,925	2,837,513
7.75%, 10/19/2032		838	885,138
Cargill, Inc. 5.125%, 10/11/2032(b)		3,643	3,523,583
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(b)	U.S.$	4,192	4,079,026
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	3,991,262
Philip Morris International, Inc.
4.875%, 02/13/2026		2,541	2,497,879
5.00%, 11/17/2025		4,607	4,551,117
5.375%, 02/15/2033		8,162	7,716,028
5.625%, 11/17/2029		829	818,969
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		6,561	6,442,049
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		2,211	2,205,649
Zoetis, Inc. 5.40%, 11/14/2025		5,180	5,158,399

			61,678,374

Energy–1.7%
BP Capital Markets America, Inc.
2.939%, 06/04/2051		5,587	3,406,338
4.893%, 09/11/2033		4,713	4,423,292
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)		5,635	4,216,107
5.75%, 01/15/2031(b)		3,738	3,508,524
Devon Energy Corp. 5.60%, 07/15/2041		4,914	4,335,180
Ecopetrol SA 8.625%, 01/19/2029		4,800	4,805,280
EQT Corp. 5.70%, 04/01/2028		1,958	1,919,545
Oleoducto Central SA 4.00%, 07/14/2027(b)		319	284,229
ONEOK Partners LP 6.125%, 02/01/2041		294	272,050
ONEOK, Inc.
4.35%, 03/15/2029		4,164	3,831,796
6.05%, 09/01/2033		1,323	1,300,178
6.35%, 01/15/2031		1,081	1,085,594
Ovintiv, Inc.
5.65%, 05/15/2028		1,555	1,521,054
6.25%, 07/15/2033		2,216	2,145,265
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,221,645
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	5,607,410
Var Energi ASA
7.50%, 01/15/2028(b)		5,044	5,178,322
8.00%, 11/15/2032(b)		4,495	4,703,164

			55,764,973

2	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)			U.S. $ Value
Other Industrial–0.2%
LKQ Corp.
5.75%, 06/15/2028(b)		U.S.$	4,277	$4,178,715
6.25%, 06/15/2033(b)			2,528	2,445,208

				6,623,923

Services–0.6%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031			9,680	7,552,723
Booking Holdings, Inc. 4.50%, 11/15/2031		EUR	3,033	3,247,396
Expedia Group, Inc. 6.25%, 05/01/2025(b)		U.S.$	211	211,055
Global Payments, Inc.
3.20%, 08/15/2029			3,208	2,727,410
5.40%, 08/15/2032			4,124	3,857,507
Verisk Analytics, Inc. 5.75%, 04/01/2033			3,088	3,060,393

				20,656,484

Technology–2.6%
Apple, Inc. 4.10%, 08/08/2062			5,020	3,863,392
Broadcom, Inc.
3.137%, 11/15/2035(b)			1,202	876,006
3.187%, 11/15/2036(b)			8,430	6,045,659
4.15%, 11/15/2030			1,542	1,366,042
4.15%, 04/15/2032(b)			2,002	1,732,851
4.926%, 05/15/2037(b)			4,241	3,653,325
Entegris Escrow Corp. 4.75%, 04/15/2029(b)			5,311	4,770,606
Fiserv, Inc. 3.50%, 07/01/2029			9,632	8,574,310
Honeywell International, Inc. 4.125%, 11/02/2034		EUR	5,113	5,307,282
HP, Inc. 5.50%, 01/15/2033		U.S.$	7,293	6,836,166
Infor, Inc. 1.75%, 07/15/2025(b)			2,719	2,502,105
KLA Corp. 4.10%, 03/15/2029			1,349	1,273,267
Kyndryl Holdings, Inc. 2.05%, 10/15/2026			9,627	8,390,027
Lenovo Group Ltd.
5.831%, 01/27/2028(b)			2,626	2,568,438
6.536%, 07/27/2032(b)			5,309	5,224,003
Micron Technology, Inc. 6.75%, 11/01/2029			8,375	8,513,858
NXP BV/NXP Funding LLC 5.55%, 12/01/2028			4,119	4,044,117
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030			3,313	2,831,389
Oracle Corp. 5.375%, 07/15/2040			1,114	987,750
SK Hynix, Inc. 2.375%, 01/19/2031(b)			1,818	1,366,282
TSMC Arizona Corp. 3.875%, 04/22/2027	U.S.$		2,710	2,575,638
Western Digital Corp.
2.85%, 02/01/2029			1,351	1,082,786
3.10%, 02/01/2032			408	298,423

				84,683,722

Transportation-Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)			2,545	2,468,583
4.75%, 10/20/2028(b)			3,940	3,747,413

				6,215,996

Transportation-Railroads–0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)			418	361,782
5.875%, 07/05/2034(b)			1,008	960,553

				1,322,335

Transportation-Services–0.5%
ENA Master Trust 4.00%, 05/19/2048(b)			1,235	884,223
ERAC USA Finance LLC
4.60%, 05/01/2028(b)			3,217	3,083,044
4.90%, 05/01/2033(b)			5,027	4,710,852
TTX Co. 5.50%, 09/25/2026(b)			8,329	8,311,259

				16,989,378

				381,944,784

Financial Institutions–9.7%
Banking–7.4%
AIB Group PLC
4.263%, 04/10/2025(b)			1,293	1,274,420
6.608%, 09/13/2029(b)			1,569	1,562,959
7.583%, 10/14/2026(b)			8,806	8,964,684
Ally Financial, Inc. 6.992%, 06/13/2029			4,741	4,639,163
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)			5,996	5,510,330
Banco Santander SA
4.175%, 03/24/2028			3,200	2,953,472
6.921%, 08/08/2033			3,200	3,061,344
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)			2,285	2,269,279
Barclays PLC
6.224%, 05/09/2034			3,451	3,270,306
7.385%, 11/02/2028			2,899	2,972,809
BNP Paribas SA
2.591%, 01/20/2028(b)			2,660	2,370,220
4.625%, 02/25/2031(b)(d)			943	669,634
7.375%, 08/19/2025(b)(d)			3,060	2,997,392
8.50%, 08/14/2028(b)(d)			1,560	1,530,032

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
CaixaBank SA 6.684%, 09/13/2027(b)	U.S.$	5,127	$5,127,410
Capital One Financial Corp.
5.468%, 02/01/2029		1,883	1,789,528
6.377%, 06/08/2034		5,768	5,435,302
Citigroup, Inc.
4.075%, 04/23/2029		5,373	4,941,494
9.699% (SOFR + 4.33%), 10/30/2023(d)(e)		1,058	1,058,994
Series W
4.00%, 12/10/2025(d)		3,243	2,839,895
Citizens Financial Group, Inc. 4.30%, 12/03/2025		4,790	4,502,600
Cooperatieve Rabobank UA 5.564%, 02/28/2029(b)		7,918	7,718,783
Credit Agricole SA 6.316%, 10/03/2029(b)		1,811	1,811,109
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	5,083,702
Deutsche Bank AG/New York NY
2.129%, 11/24/2026		4,221	3,815,868
2.552%, 01/07/2028		604	527,238
3.961%, 11/26/2025		1,336	1,289,374
6.119%, 07/14/2026		4,678	4,628,413
7.146%, 07/13/2027		1,492	1,500,758
Discover Bank 5.974%, 08/09/2028		2,264	2,069,115
Goldman Sachs Group, Inc. (The)
Series P
8.501% (SOFR + 3.14%), 10/30/2023(d)(e)		1,153	1,148,976
Series V
4.125%, 11/10/2026(d)		3,016	2,470,285
HSBC Holdings PLC
2.804%, 05/24/2032		2,559	1,981,690
2.848%, 06/04/2031		7,601	6,084,372
8.113%, 11/03/2033		9,225	9,731,545
ING Groep NV 6.083%, 09/11/2027		6,267	6,240,240
Intesa Sanpaolo SpA
5.017%, 06/26/2024(b)		6,204	6,052,808
7.00%, 11/21/2025(b)		819	827,911
KBC Group NV 5.796%, 01/19/2029(b)		1,666	1,626,166
Lloyds Banking Group PLC
5.871%, 03/06/2029		2,422	2,366,996
7.50%, 06/27/2024(d)		1,270	1,242,200
7.50%, 09/27/2025(d)		1,016	949,838
7.953%, 11/15/2033		3,067	3,175,142
8.00%, 09/27/2029(d)		4,131	3,686,959
Mizuho Financial Group, Inc. 5.739%, 05/27/2031		7,918	7,662,882
Morgan Stanley
0.406%, 10/29/2027	EUR	3,196	2,993,363
4.21%, 04/20/2028	U.S.$	4,283	4,024,778
Series G
3.772%, 01/24/2029		5,695	5,189,967
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,609,686
NatWest Group PLC 4.269%, 03/22/2025		2,373	2,347,704
PNC Financial Services Group, Inc. (The)
5.068%, 01/24/2034		1,755	1,590,223
Series R
8.711% (SOFR + 3.30%), 12/01/2023(d)(e)		1,677	1,672,371
Santander Holdings USA, Inc.
2.49%, 01/06/2028		3,137	2,722,634
6.499%, 03/09/2029		2,560	2,497,843
6.565%, 06/12/2029		196	191,035
Santander UK Group Holdings PLC 6.833%, 11/21/2026		7,481	7,520,275
Societe Generale SA 2.797%, 01/19/2028(b)		9,487	8,430,243
Standard Chartered PLC
3.971%, 03/30/2026(b)		3,723	3,583,239
6.187%, 07/06/2027(b)		3,042	3,029,041
7.141% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(d)(e)		300	278,664
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(d)		400	382,956
Truist Financial Corp. 1.95%, 06/05/2030		1,039	792,996
UBS Group AG
3.091%, 05/14/2032(b)		8,899	7,045,694
4.194%, 04/01/2031(b)		2,852	2,496,327
4.988%, 08/05/2033(b)		4,928	4,399,768
6.373%, 07/15/2026(b)		6,080	6,060,118
7.00%, 02/19/2025(b)(d)		408	396,042
UniCredit SpA
1.982%, 06/03/2027(b)		271	239,380
2.569%, 09/22/2026(b)		6,253	5,727,811
3.127%, 06/03/2032(b)		1,858	1,421,036
US Bancorp Series J 5.30%, 04/15/2027(d)		3,485	2,916,039
Wells Fargo & Co.
3.584%, 05/22/2028		2,117	1,935,594
7.625%, 09/15/2028(d)		1,827	1,849,454
Series BB
3.90%, 03/15/2026(d)		2,664	2,322,795

			242,100,713

4	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)			U.S. $ Value
Brokerage–0.2%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(d)	U.S.$	1,529		$1,472,702
Series I
4.00%, 06/01/2026(d)		7,570		6,324,962

				7,797,664

Finance–1.0%
Air Lease Corp. 3.625%, 04/01/2027		303		278,351
Aircastle Ltd.
2.85%, 01/26/2028(b)		8,390		7,119,754
4.125%, 05/01/2024		1,481		1,456,756
4.25%, 06/15/2026		530		501,550
5.25%, 08/11/2025(b)		3,730		3,632,386
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		4,547		4,081,114
1.95%, 09/20/2026(b)		1,485		1,294,816
3.50%, 11/01/2027(b)		1,314		1,158,081
4.125%, 08/01/2025(b)		35		33,296
4.375%, 01/30/2024(b)		1,300		1,288,079
4.875%, 10/01/2025(b)		1,447		1,388,816
5.50%, 12/15/2024(b)		2,808		2,761,500
6.375%, 07/15/2030(b)		1,599		1,547,416
Synchrony Financial
2.875%, 10/28/2031		4,872		3,451,227
3.95%, 12/01/2027		861		756,621
4.50%, 07/23/2025		869		824,151
4.875%, 06/13/2025		831		793,430

				32,367,344

Insurance–0.4%
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200		5,388,032
Prudential Financial, Inc.
5.20%, 03/15/2044		1,970		1,935,328
5.375%, 05/15/2045		615		597,165
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000		4,691,600

				12,612,125

Other Finance–0.2%
GPS Blue Financing DAC 5.645%, 11/09/2041(b)		4,889		4,650,221

REITs–0.5%
American Tower Corp.
2.10%, 06/15/2030		1,515		1,179,428
3.65%, 03/15/2027		3,517		3,260,962
5.80%, 11/15/2028		2,388		2,369,445
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/2032		3,272		2,536,095
4.00%, 01/15/2031		1,790		1,489,978
Host Hotels & Resorts LP Series I 3.50%, 09/15/2030		1,343		1,118,518
Vornado Realty LP 3.40%, 06/01/2031	U.S.$	7,733		5,576,962

				17,531,388

				317,059,455

Utility–0.6%
Electric–0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,655		1,405,948
Alexander Funding Trust II 7.467%, 07/31/2028(b)		1,615		1,613,659
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641		2,505,154
Electricite de France SA 9.125%, 03/15/2033(b)(d)		1,420		1,477,879
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834		3,158,564
National Grid PLC 5.809%, 06/12/2033		3,036		2,949,444
NRG Energy, Inc.
4.45%, 06/15/2029(b)		542		471,459
7.00%, 03/15/2033(b)		5,900		5,664,649

				19,246,756

Other Utility–0.0%
American Water Capital Corp. 3.45%, 06/01/2029		1,654		1,490,419

				20,737,175

Total Corporates–Investment Grade (cost $794,703,226)				719,741,414

MORTGAGE PASS-THROUGHS–18.8%
Agency Fixed Rate 30-Year–18.3%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 09/01/2049		5,724		5,009,192
3.50%, 10/01/2049		5,679		4,964,792
3.50%, 11/01/2049		2,130		1,862,575
Series 2020
3.50%, 01/01/2050		4,703		4,116,014
Series 2022
2.00%, 03/01/2052		25,482		19,494,256
2.50%, 04/01/2052		30,600		24,476,221
3.00%, 03/01/2052		16,420		13,677,829
Federal Home Loan Mortgage Corp. Gold
Series 2003
5.00%, 08/01/2033		0	**	493
Series 2007
5.50%, 07/01/2035		479		479,844

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)			U.S. $ Value
Series 2016
4.00%, 02/01/2046	U.S.$	4,383		$4,060,070
Series 2017
4.00%, 07/01/2044		3,069		2,840,335
Series 2018
4.00%, 08/01/2048		2,229		2,023,349
4.50%, 10/01/2048		3,708		3,466,249
4.50%, 11/01/2048		4,089		3,821,812
5.00%, 09/01/2048		1,211		1,165,473
5.00%, 11/01/2048		1,569		1,509,871
Federal National Mortgage Association
Series 2001
6.50%, 08/01/2031		1		923
Series 2003
5.50%, 04/01/2033		403		402,137
5.50%, 07/01/2033		887		885,669
5.50%, 11/01/2033		0	**	81
Series 2004
5.50%, 04/01/2034		209		208,843
5.50%, 05/01/2034		193		192,842
5.50%, 11/01/2034		736		735,514
6.50%, 08/01/2034		1		927
Series 2005
5.50%, 02/01/2035		1,010		1,009,513
Series 2006
5.50%, 04/01/2036		184		183,949
Series 2007
5.50%, 09/01/2036		356		356,267
Series 2008
6.00%, 03/01/2037		3		2,569
Series 2010
4.00%, 12/01/2040		1,938		1,795,367
Series 2012
3.50%, 02/01/2042		1,236		1,103,276
3.50%, 11/01/2042		13,219		11,789,392
3.50%, 01/01/2043		2,249		2,002,266
Series 2013
3.50%, 04/01/2043		7,720		6,869,288
4.00%, 10/01/2043		6,094		5,562,939
Series 2015
3.00%, 05/01/2045		2,473		2,100,250
3.00%, 08/01/2045		4,424		3,752,150
Series 2018
3.50%, 02/01/2048		2,991		2,612,248
3.50%, 05/01/2048		1,225		1,073,275
4.50%, 09/01/2048		5,688		5,310,969
Series 2019
3.50%, 08/01/2049		1,931		1,688,557
3.50%, 09/01/2049		2,172		1,900,331
3.50%, 10/01/2049		5,895		5,151,351
3.50%, 11/01/2049		4,575		3,997,971
Series 2020
3.50%, 01/01/2050		4,403		3,851,576
Series 2021
2.00%, 07/01/2051		26,651		20,347,017
2.50%, 01/01/2052		8,357		6,689,560
Series 2022
2.50%, 03/01/2052	U.S.$	18,290		14,579,323
2.50%, 04/01/2052		19,466		15,565,974
2.50%, 05/01/2052		24,956		19,957,151
3.00%, 02/01/2052		19,592		16,319,932
3.00%, 03/01/2052		25,214		21,003,334
Government National Mortgage Association
Series 2016
3.00%, 04/20/2046		1,242		1,067,417
3.00%, 05/20/2046		1,157		993,764
3.00%, 12/20/2046		334		286,698
Series 2022
3.50%, 07/20/2052		10,946		9,601,281
Series 2023
3.00%, 10/23/2053, TBA		4,175		3,537,882
4.00%, 10/23/2053, TBA		13,580		12,234,769
4.50%, 10/23/2053, TBA		58,866		54,372,405
5.00%, 10/23/2053, TBA		48,025		45,522,288
5.50%, 04/20/2053		19,773		19,196,498
5.50%, 07/20/2053		10,095		9,800,712
5.50%, 10/23/2053, TBA		13,531		13,131,883
Uniform Mortgage-Backed Security
Series 2023
2.00%, 10/12/2053, TBA		54,968		41,783,953
2.50%, 10/13/2052, TBA		44,513		35,306,087
3.00%, 10/12/2053, TBA		9,249		7,646,827
4.00%, 10/12/2053, TBA		29,290		26,085,974
4.50%, 10/13/2052, TBA		8,559		7,859,900
5.00%, 10/12/2053, TBA		8,405		7,931,239
5.50%, 10/12/2053, TBA		31,585		30,528,892

				598,859,575

Agency Fixed Rate 15-Year–0.5%
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027		6		5,601
Series 2016
2.50%, 02/01/2031		12		10,639
2.50%, 04/01/2031		8		7,193
2.50%, 05/01/2031		34		30,782
2.50%, 07/01/2031		1,110		1,014,928
2.50%, 08/01/2031		399		365,111
2.50%, 09/01/2031		208		190,671
2.50%, 10/01/2031		1,215		1,110,887
2.50%, 11/01/2031		8,295		7,572,831
2.50%, 12/01/2031		3,114		2,838,400
2.50%, 01/01/2032		425		386,491
Series 2017
2.50%, 01/01/2032		2,039		1,849,689
2.50%, 02/01/2032		108		97,682

				15,480,905

6	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)			U.S. $ Value
Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association
Series 2009
4.50%, 07/01/2029	U.S.$	159		$154,928
4.50%, 08/01/2029		44		43,464
4.50%, 10/01/2029		9		8,345

				206,737

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp.
Series 2006
4.595% (RFUCCT1Y + 2.18%), 12/01/2036(e)		0	**	142
Series 2007
4.60% (RFUCCT1Y + 2.10%), 03/01/2037(e)		0	**	343

				485

Total Mortgage Pass-Throughs (cost $670,684,565)				614,547,702

COLLATERALIZED MORTGAGE OBLIGATIONS–8.4%
Risk Share Floating Rate–7.9%
Bellemeade Re Ltd.
Series 2019-3A, Class M1C
7.384% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(e)		343		344,062
Series 2021-1A, Class M1C
8.26% (SOFR + 2.95%), 03/25/2031(b)(e)		4,197		4,269,093
Series 2021-2A, Class M1B
6.81% (SOFR + 1.50%), 06/25/2031(b)(e)		7,664		7,639,631
Series 2021-3A, Class A2
6.31% (SOFR + 1.00%), 09/25/2031(b)(e)		7,199		7,122,237
Series 2022-1, Class M1B
7.46% (SOFR + 2.15%), 01/26/2032(b)(e)		3,969		3,962,545
Series 2022-2, Class M1A
9.31% (SOFR + 4.00%), 09/27/2032(b)(e)		7,387		7,587,039
Connecticut Avenue Securities Trust
Series 2021-R03, Class 1M2
6.96% (SOFR + 1.65%), 12/25/2041(b)(e)		3,513		3,441,031
Series 2022-R01, Class 1M2
7.21% (SOFR + 1.90%), 12/25/2041(b)(e)		9,352		9,177,001
Series 2022-R02, Class 2M1
6.51% (SOFR + 1.20%), 01/25/2042(b)(e)		5,268		5,233,937
Series 2022-R03, Class 1M2
8.81% (SOFR + 3.50%), 03/25/2042(b)(e)	U.S.$	6,435		6,612,350
Series 2022-R04, Class 1M2
8.41% (SOFR + 3.10%), 03/25/2042(b)(e)		1,747		1,772,108
Series 2022-R05, Class 2M2
8.31% (SOFR + 3.00%), 04/25/2042(b)(e)		5,001		5,071,016
Series 2022-R06, Class 1M1
8.06% (SOFR + 2.75%), 05/25/2042(b)(e)		7,290		7,472,545
Series 2022-R07, Class 1M1
8.26% (SOFR + 2.95%), 06/25/2042(b)(e)		7,459		7,654,621
Series 2022-R08, Class 1M1
7.86% (SOFR + 2.55%), 07/25/2042(b)(e)		5,891		5,999,565
Series 2023-R01, Class 1M1
7.71% (SOFR + 2.40%), 12/25/2042(b)(e)		4,630		4,708,548
Series 2023-R02, Class 1M1
7.61% (SOFR + 2.30%), 01/25/2043(b)(e)		3,406		3,451,024
Series 2023-R03, Class 2M1
7.81% (SOFR + 2.50%), 04/25/2043(b)(e)		9,492		9,601,656
Series 2023-R04, Class 1M1
7.61% (SOFR + 2.30%), 05/25/2043(b)(e)		7,376		7,468,712
Series 2023-R05, Class 1M1
7.21% (SOFR + 1.90%), 06/25/2043(b)(e)		7,021		7,044,725
Series 2023-R06, Class 1M1
7.01% (SOFR + 1.70%), 07/25/2043(b)(e)		6,991		6,991,265
Eagle Re Ltd.
Series 2018-1, Class M2
8.429% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(e)		617		618,680
Series 2021-2, Class M1B
7.36% (SOFR + 2.05%), 04/25/2034(b)(e)		2,360		2,360,398
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2
9.679% (SOFR + 4.36%), 11/25/2023(e)		370		371,581
Series 2014-DN3, Class M3
9.429% (SOFR + 4.11%), 08/25/2024(e)		314		315,990
Series 2015-DNA1, Class M3
8.729% (SOFR + 3.41%), 10/25/2027(e)		644		651,834

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
Series 2016-HQA3, Class M3
9.279% (SOFR + 3.96%), 03/25/2029(e)	U.S.$	1,030	$1,074,171
Series 2020-DNA5, Class M2
8.11% (SOFR + 2.80%), 10/25/2050(b)(e)		1,880	1,898,684
Series 2021-DNA3, Class M2
7.41% (SOFR + 2.10%), 10/25/2033(b)(e)		3,221	3,226,890
Series 2021-DNA5, Class M2
6.96% (SOFR + 1.65%), 01/25/2034(b)(e)		1,925	1,923,568
Series 2021-DNA6, Class M2
6.81% (SOFR + 1.50%), 10/25/2041(b)(e)		9,778	9,637,966
Series 2021-DNA7, Class M2
7.11% (SOFR + 1.80%), 11/25/2041(b)(e)		9,563	9,339,331
Series 2021-HQA3, Class M1
6.16% (SOFR + 0.85%), 09/25/2041(b)(e)		2,645	2,586,276
Series 2021-HQA4, Class M1
6.26% (SOFR + 0.95%), 12/25/2041(b)(e)		3,888	3,815,900
Series 2021-HQA4, Class M2
7.66% (SOFR + 2.35%), 12/25/2041(b)(e)		6,126	5,919,607
Series 2022-DNA1, Class M1A
6.31% (SOFR + 1.00%), 01/25/2042(b)(e)		3,178	3,148,361
Series 2022-DNA1, Class M1B
7.16% (SOFR + 1.85%), 01/25/2042(b)(e)		4,940	4,872,240
Series 2022-DNA2, Class M1B
7.71% (SOFR + 2.40%), 02/25/2042(b)(e)		7,072	7,107,870
Series 2022-DNA3, Class M1B
8.21% (SOFR + 2.90%), 04/25/2042(b)(e)		2,957	3,020,826
Series 2022-DNA4, Class M1B
8.66% (SOFR + 3.35%), 05/25/2042(b)(e)		5,585	5,788,305
Series 2022-DNA5, Class M1B
9.81% (SOFR + 4.50%), 06/25/2042(b)(e)		9,989	10,720,386
Series 2022-DNA7, Class M1A
7.81% (SOFR + 2.50%), 03/25/2052(b)(e)		7,192	7,305,929
Series 2022-HQA1, Class M1B
8.81% (SOFR + 3.50%), 03/25/2042(b)(e)		1,664	1,719,829
Series 2023-DNA1, Class M1A
7.41% (SOFR + 2.10%), 03/25/2043(b)(e)		4,131	4,169,326
Series 2023-DNA2, Class M1A
7.41% (SOFR + 2.10%), 04/25/2043(b)(e)		13,048	13,170,442
Series 2023-HQA1, Class M1A
7.31% (SOFR + 2.00%), 05/25/2043(b)(e)	U.S.$	5,386	5,419,125
Series 2023-HQA2, Class M1A
7.31% (SOFR + 2.00%), 06/25/2043(b)(e)		5,303	5,328,519
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C04, Class 1M2
11.129% (SOFR + 5.81%), 04/25/2028(e)		864	921,730
Series 2016-C02, Class 1M2
11.429% (SOFR + 6.11%), 09/25/2028(e)		236	248,099
Series 2016-C03, Class 1M2
10.729% (SOFR + 5.41%), 10/25/2028(e)		976	1,031,244
Series 2021-R02, Class 2M2
7.31% (SOFR + 2.00%), 11/25/2041(b)(e)		4,242	4,172,698
Home Re Ltd. Series 2021-2, Class M1B 6.91% (SOFR + 1.60%), 01/25/2034(b)(e)		2,367	2,366,969
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.679% (SOFR + 4.36%), 11/25/2024(e)(f)		192	194,024
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.91% (SOFR + 1.60%), 04/25/2034(b)(e)		5,286	5,285,604
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A
9.182% (SOFR + 3.86%), 05/30/2025(b)(e)		2,510	2,506,867
Series 2019-3R, Class A
9.129% (SOFR + 3.81%), 11/27/2031(b)(e)		189	188,489
Series 2020-1R, Class A
8.779% (SOFR + 3.46%), 02/27/2023(e)(f)		797	788,444
Triangle Re Ltd. Series 2021-3, Class M1A 7.21% (SOFR + 1.90%), 02/25/2034(b)(e)		1,725	1,726,858
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
10.679% (SOFR + 5.36%), 11/25/2025(e)(f)		919	930,109

8	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2015-WF1, Class 2M2
10.929% (SOFR + 5.61%), 11/25/2025(e)(f)	U.S.$	228	$235,151

			258,733,031

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI
3.50%, 09/25/2050(g)		9,306	1,683,061
Series 5040, Class AI
3.50%, 11/25/2050(g)		6,797	1,091,362
Series 5043, Class IO
5.00%, 11/25/2050(g)		13,788	3,170,515
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.263%, 05/28/2035		1,291	1,205,170
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(g)		6,203	1,008,383

			8,158,491

Agency Floating Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
0.672% (5.99%–SOFR), 12/15/2044(e)(h)		6,534	508,692
Series 4585, Class DS
0.572% (5.89%–SOFR), 05/15/2046(e)(h)		4,367	346,150
Series 4693, Class SL
0.722% (6.04%–SOFR), 06/15/2047(e)(h)		2,762	232,276
Series 4954, Class SL
0.621% (5.94%–SOFR), 02/25/2050(e)(h)		1,975	167,862
Series 4981, Class HS
0.671% (5.99%–SOFR), 06/25/2050(e)(h)		16,659	1,496,492
Federal National Mortgage Association REMICs
Series 2015-26, Class SH
1.021% (6.34%–SOFR), 05/25/2045(e)(h)		5,238	536,739
Series 2016-106, Class ES
0.571% (5.89%–SOFR), 01/25/2047(e)(h)		3,081	258,800
Series 2017-62, Class AS
0.721% (6.04%–SOFR), 08/25/2047(e)(h)		3,834	349,473
Series 2017-97, Class SW
0.771% (6.09%–SOFR), 12/25/2047(e)(h)		5,554	487,928
Government National Mortgage Association
Series 2017-122, Class SA
0.761% (6.09%–SOFR), 08/20/2047(e)(h)	U.S.$	4,606	438,281
Series 2017-134, Class MS
0.761% (6.09%–SOFR), 09/20/2047(e)(h)		5,341	511,648
Series 2017-43, Class ST
0.661% (5.99%–SOFR), 03/20/2047(e)(h)		6,369	574,542

			5,908,883

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.814% (SOFR + 0.49%), 12/25/2036(e)		3,692	1,206,765
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.934% (SOFR + 0.61%), 03/25/2035(e)		576	463,994
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.534% (SOFR + 2.21%), 04/25/2047(b)(e)		676	676,151

			2,346,910

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		267	183,226
Series 2006-24CB, Class A16
5.75%, 08/25/2036		1,970	1,040,977
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		469	321,975
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		593	251,500

			1,797,678

Total Collateralized Mortgage Obligations (cost $277,920,090)			276,944,993

ASSET-BACKED SECURITIES–6.1%
Autos-Fixed Rate–3.6%
American Credit Acceptance Receivables Trust Series 2023-3, Class B 6.09%, 11/12/2027(b)		8,592	8,577,895
Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026		6,530	6,526,700

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class A
5.44%, 02/22/2028(b)	U.S.$	4,800	$4,712,852
Series 2023-5A, Class B
6.12%, 04/20/2028(b)		3,817	3,748,122
Carvana Auto Receivables Trust
Series 2021-N3, Class C
1.02%, 06/12/2028		856	787,081
Series 2021-N4, Class D
2.30%, 09/11/2028		3,177	3,022,115
Series 2021-P4, Class D
2.61%, 09/11/2028		4,063	3,459,495
CPS Auto Receivables Trust
Series 2021-C, Class D
1.69%, 06/15/2027(b)		5,050	4,755,213
Series 2022-A, Class C
2.17%, 04/16/2029(b)		5,564	5,314,801
Series 2023-A, Class A
5.54%, 03/16/2026(b)		2,149	2,144,235
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(b)		3,549	3,536,800
FHF Trust
Series 2021-2A, Class A
0.83%, 12/15/2026(b)		1,166	1,117,485
Series 2023-1A, Class A2
6.57%, 06/15/2028(b)		3,519	3,482,114
Flagship Credit Auto Trust Series 2023-2, Class A2 5.76%, 04/15/2027(b)		6,310	6,281,733
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	4,955,761
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, 08/17/2026(b)		1,250	1,227,765
Series 2022-1A, Class A
5.21%, 06/15/2027(b)		3,448	3,421,275
Lendbuzz Securitization Trust
Series 2023-1A, Class A2
6.92%, 08/15/2028(b)		7,575	7,543,736
Series 2023-2A, Class A2
7.09%, 10/16/2028(b)		4,487	4,475,640
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(b)		1,585	1,585,450
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(b)		1,928	1,925,555
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		4,369	4,298,178
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B
5.281%, 05/15/2032(b)	U.S.$	3,314	3,274,108
Series 2022-C, Class B
6.451%, 12/15/2032(b)		3,633	3,622,560
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		1,420	1,384,198
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		4,065	4,027,396
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)		832	830,891
Westlake Automobile Receivables Trust
Series 2023-2A, Class A2A
5.87%, 07/15/2026(b)		7,698	7,689,504
Series 2023-P1, Class C
6.44%, 06/15/2027(b)		2,202	2,191,967
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		7,447	7,434,964

			117,355,589

Other ABS-Fixed Rate–2.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,341	6,945,042
Affirm Asset Securitization Trust
Series 2021-Z1, Class A
1.07%, 08/15/2025(b)		575	565,299
Series 2021-Z2, Class A
1.17%, 11/16/2026(b)		659	637,673
Series 2022-A, Class B
4.64%, 05/17/2027(b)		750	726,120
Series 2022-X1, Class A
1.75%, 02/15/2027(b)		813	799,593
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		2,170	2,149,027
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,678,113
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		905	874,540
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,725	1,507,099

10	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)		U.S. $ Value
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)	U.S.$	2,202	$1,893,822
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	454,000
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	3,098,556
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	6,563,091
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,331	3,651,448
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,161	1,826,015
Hardee’s Funding LLC
Series 2018-1A, Class A23
5.71%, 06/20/2048(b)		3,183	2,842,863
Series 2020-1A, Class A2
3.981%, 12/20/2050(b)		2,578	2,169,027
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(b)		5,570	5,540,338
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		2,419	2,171,939
Neighborly Issuer
Series 2022-1A, Class A2
3.695%, 01/30/2052(b)		5,440	4,432,715
Series 2023-1A, Class A2
7.308%, 01/30/2053(b)		6,601	6,404,066
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,183	2,654,701
Nelnet Student Loan Trust
Series 2021-BA, Class B
2.68%, 04/20/2062(b)		2,008	1,579,120
Series 2021-CA, Class B
2.53%, 04/20/2062(b)		3,421	2,671,352
Series 2021-DA, Class B
2.90%, 04/20/2062(b)		3,096	2,470,672
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(b)		2,419	2,408,235
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	5,109,432

			73,823,898

Credit Cards-Fixed Rate–0.2%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(b)	U.S.$	7,665	7,541,107

Home Equity Loans-Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 6.034% (SOFR + 0.71%), 04/25/2034(e)		2	2,238

Total Asset-Backed Securities (cost $211,192,100)			198,722,832

COLLATERALIZED LOAN OBLIGATIONS–3.5%
CLO-Floating Rate–3.5%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.70% (SOFR + 1.39%), 04/15/2034(b)(e)		3,427	3,396,717
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.788% (SOFR + 1.46%), 07/20/2034(b)(e)		6,496	6,460,096
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.52% (SOFR + 2.21%), 04/17/2033(b)(e)		4,670	4,615,940
Elevation CLO Ltd. Series 2020-11A, Class D1 9.42% (SOFR + 4.11%), 04/15/2033(b)(e)		4,500	4,307,746
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.718% (SOFR + 1.39%), 07/20/2034(b)(e)		5,900	5,876,087
Elmwood CLO VIII Ltd. Series 2021-1A, Class A1 6.828% (SOFR + 1.50%), 01/20/2034(b)(e)		8,833	8,815,316
Elmwood CLO XII Ltd. Series 2021-5A, Class D 8.638% (SOFR + 3.31%), 01/20/2035(b)(e)		2,100	2,080,688
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 6.692% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(e)		4,290	4,262,102

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.658% (SOFR + 1.33%), 04/20/2034(b)(e)	U.S.$	6,463	$6,409,674
Golub Capital Partners 48 LP Series 2020-48A, Class A1 6.88% (SOFR + 1.57%), 04/17/2033(b)(e)		644	641,947
Kings Park CLO Ltd. Series 2021-1A, Class A 6.725% (SOFR + 1.39%), 01/21/2035(b)(e)		8,477	8,422,112
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.70% (SOFR + 1.39%), 07/17/2035(b)(e)		6,910	6,865,593
OCP CLO Ltd. Series 2020-18A, Class AR 6.678% (SOFR + 1.35%), 07/20/2032(b)(e)		8,088	8,068,112
Palmer Square CLO Ltd. Series 2021-4A, Class A 6.74% (SOFR + 1.43%), 10/15/2034(b)(e)		730	726,657
Peace Park CLO Ltd. Series 2021-1A, Class D 8.538% (LIBOR 3 Month + 2.95%), 10/20/2034(b)(e)		400	386,565
Pikes Peak CLO 8 Series 2021-8A, Class A 6.758% (SOFR + 1.43%), 07/20/2034(b)(e)		7,300	7,213,466
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.57% (SOFR + 2.26%), 04/17/2033(b)(e)		2,090	2,069,982
Rad CLO 11 Ltd. Series 2021-11A, Class D 8.47% (SOFR + 3.16%), 04/15/2034(b)(e)		3,800	3,643,991
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.74% (SOFR + 1.43%), 01/15/2035(b)(e)		829	821,663
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 6.646% (SOFR + 1.32%), 04/20/2035(b)(e)		5,153	5,099,721
Regatta XX Funding Ltd. Series 2021-2A, Class A 6.73% (SOFR + 1.42%), 10/15/2034(b)(e)		11,084	11,036,497
Rockford Tower CLO Ltd.
Series 2021-2A, Class A1
6.748% (SOFR + 1.42%), 07/20/2034(b)(e)	U.S.$	5,449	5,408,169
Series 2021-3A, Class D
8.838% (SOFR + 3.51%), 10/20/2034(b)(e)		3,200	3,063,597
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.828% (SOFR + 1.50%), 01/20/2034(b)(e)		1,089	1,084,927
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 8.638% (SOFR + 3.31%), 10/20/2034(b)(e)		1,900	1,852,399
TICP CLO XV Ltd. Series 2020-15A, Class A 6.868% (SOFR + 1.54%), 04/20/2033(b)(e)		250	249,197
Voya CLO Ltd. Series 2019-1A, Class DR 8.42% (SOFR + 3.11%), 04/15/2031(b)(e)		1,850	1,764,819

Total Collateralized Loan Obligations (cost $115,653,029)			114,643,780

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.9%
Non-Agency Floating Rate CMBS–1.7%
AREIT Trust Series 2022-CRE6, Class A 6.563% (SOFR + 1.25%), 01/20/2037(b)(e)		11,543	11,385,355
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.38% (SOFR + 1.05%), 11/15/2033(b)(e)		10,570	9,487,831
BBCMS Mortgage Trust Series 2020-BID, Class A 7.588% (SOFR + 2.25%), 10/15/2037(b)(e)		7,708	7,339,652
BFLD Trust Series 2021-FPM, Class A 7.048% (SOFR + 1.71%), 06/15/2038(b)(e)		11,683	11,166,857
BX Commercial Mortgage Trust
Series 2019-IMC, Class D
7.347% (SOFR + 2.01%), 04/15/2034(b)(e)		1,772	1,744,924
Series 2019-IMC, Class E
7.597% (SOFR + 2.26%), 04/15/2034(b)(e)		6,595	6,460,249

12	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)			U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 7.468% (SOFR + 2.14%), 11/15/2038(b)(e)	U.S.$		5,360	$4,944,028
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.31% (SOFR + 2.00%), 01/25/2051(b)(e)			728	705,712
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.912% (SOFR + 1.58%), 07/15/2036(b)(e)			2,335	2,129,539

				55,364,147

Non-Agency Fixed Rate CMBS–1.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)			2,805	2,224,513
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052			3,523	2,911,159
Commercial Mortgage Trust Series 2012-CR3, Class E 4.438%, 10/15/2045(b)			3,938	1,181,420
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.299%, 08/10/2044(b)			333	98,497
GSF
Series 2021-1, Class A1
1.433%, 08/15/2026(f)(i)			3,572	3,358,162
Series 2021-1, Class A2
2.435%, 08/15/2026(f)(i)			9,371	8,807,203
Series 2021-1, Class AS
2.638%, 08/15/2026(f)(i)			249	224,176
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(f)			6,860	6,593,053
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D
4.385%, 08/15/2046(b)			2,527	1,059,950
Series 2014-C21, Class B
4.341%, 08/15/2047			1,857	1,716,239
Series 2015-C27, Class AS
3.634%, 02/15/2048			3,415	3,209,221
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class B 3.397%, 08/15/2049			3,000	2,408,382
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039			817	307,114
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		U.S.$	1,228	1,192,318
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS
4.047%, 09/15/2048			2,906	2,718,900
Series 2019-C51, Class B
3.836%, 06/15/2052			1,269	1,023,530

				39,033,837

Total Commercial Mortgage-Backed Securities (cost $106,573,151)				94,397,984

CORPORATES–NON-INVESTMENT GRADE–1.4%

Industrial–1.3%
Capital Goods–0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)		EUR	1,444	1,382,460

Communications-Media–0.4%
Altice Financing SA 3.00%, 01/15/2028(b)			2,174	1,934,960
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030(b)		U.S.$	1,424	1,168,022
4.50%, 06/01/2033(b)			5,124	3,920,065
4.75%, 02/01/2032(b)			1,041	832,862
DISH DBS Corp. 5.75%, 12/01/2028(b)			3,890	2,989,465
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)		EUR	2,174	2,108,080
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)			2,093	1,709,518

				14,662,972

Communications-Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(b)			1,024	802,094
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)			2,174	2,135,409

				2,937,503

Consumer Cyclical-Automotive–0.1%
ZF North America Capital, Inc.
6.875%, 04/14/2028(b)		U.S.$	1,988	1,946,352
7.125%, 04/14/2030(b)			1,617	1,585,630

				3,531,982

Consumer Cyclical-Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(b)			5,633	4,875,643
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)			4,339	4,493,859

				9,369,502

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)			U.S. $ Value
Consumer Cyclical-Other–0.1%
Caesars Entertainment, Inc. 7.00%, 02/15/2030(b)		U.S.$	1,793	$1,743,746

Consumer Non-Cyclical–0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)			3,900	3,322,839
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		EUR	1,420	1,292,300

				4,615,139

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)			2,174	2,088,037

Technology–0.1%
Seagate HDD Cayman 8.25%, 12/15/2029(b)		U.S.$	3,553	3,643,957

				43,975,298

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(d)			2,589	2,381,440

Total Corporates–Non-Investment Grade (cost $53,418,552)				46,356,738

AGENCIES–1.0%
Agency Debentures–1.0%
Federal Home Loan Banks
2.50%, 02/13/2024			6,170	6,101,451
4.00%, 06/30/2028			27,220	26,429,531

Total Agencies (cost $33,318,770)				32,530,982

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.6%
United States–0.6%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund)
Series 2020-A
1.705%, 07/01/2027			6,821	5,952,492
State of California
Series 2010
7.625%, 03/01/2040			8,520	9,987,179
University of California
Series 2021-B
3.071%, 05/15/2051	U.S.$		7,960	4,955,287

Total Local Governments–US Municipal Bonds (cost $23,340,430)				20,894,958

EMERGING MARKETS–CORPORATE BONDS–0.4%

Industrial–0.4%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(b)			1,862	1,408,472
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)			761	433,222

				1,841,694

Capital Goods–0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027			4,960	4,823,550
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)			3,418	3,077

				4,826,627

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)			825	682,564

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)			2,862	2,468,475

Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(b)			2,258	2,077,360

				11,896,720

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(b)			565	554,282

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(b)(c)(j)			2,635	105,389
7.125%, 12/26/2046(b)(c)(j)			782	54,081

				159,470

Total Emerging Markets–Corporate Bonds (cost $19,471,730)				12,610,472

14	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
Hungary–0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(b)	U.S.$	4,878	$4,791,903

Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		2,363	2,302,578

Mexico–0.0%
Comision Federal de Electricidad 4.688%, 05/15/2029(b)		1,800	1,611,000

Total Quasi-Sovereigns (cost $9,018,740)			8,705,481

EMERGING MARKETS-SOVEREIGNS–0.1%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(b) (cost $3,827,000)		3,827	3,106,338

	Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. Special Investment, Series 2, December 2022–Class U-1(i)(k)(l)		2,136	1,861,050
Mt Logan Re Ltd. Special Investment, Series 5, December 2022–Class U-1(i)(k)(l)		1,463	796,459

Total Common Stocks (cost $3,196,458)			2,657,509

	Principal Amount (000)

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $2,483,409)	U.S.$	2,490	1,838,865

SHORT-TERM INVESTMENTS–7.9%
U.S. TREASURY BILLS–7.9%
U.S. Treasury Bill
Zero Coupon, 10/24/2023		102,015	101,685,831
Zero Coupon, 10/31/2023		13,509	13,451,243
Zero Coupon, 11/07/2023		58,965	58,653,370
Zero Coupon, 12/26/2023		13,561	13,390,659
Zero Coupon, 02/01/2024		9,632	9,458,967
Zero Coupon, 03/07/2024		28,050	27,399,306
Zero Coupon, 03/14/2024		34,255	33,426,372

Total U.S. Treasury Bills (cost $257,442,690)			257,465,748

Total Investments—107.5% (cost $3,859,489,088)			3,518,314,107

Other assets less liabilities—(7.5)%			(245,531,300)

Net Assets—100.0%			$3,272,782,807

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	1,022	December 2023	$114,016,875	$(3,564,940)
U.S. Long Bond (CBT) Futures	181	December 2023	20,594,406	(1,147,133)
U.S. T-Note 5 Yr (CBT) Futures	6,030	December 2023	635,317,031	(6,038,223)
U.S. Ultra Bond (CBT) Futures	113	December 2023	13,411,688	(412,148)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	106	December 2023	102,822,270	790,555
U.S. T-Note 2 Yr (CBT) Futures	384	December 2023	77,841,000	200,504

				$(10,171,385)

Schedule of Investments—Intermediate Duration Portfolio	15

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	23,499	USD	25,914	10/12/2023	$1,060,377
State Street Bank & Trust Co.	USD	46	EUR	43	10/12/2023	(447)
State Street Bank & Trust Co.	JPY	4,444	USD	31	10/19/2023	1,158

						$1,061,088

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	19,060	12/13/2029	1.537%	1 Day SOFR	Annual	$3,216,413	$1,759,211	$1,457,202

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	19		$(2,743)	$(2,802)	$59
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	78		(11,253)	(9,357)	(1,896)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	63		(9,072)	(6,938)	(2,134)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	121		(17,442)	(15,018)	(2,424)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	116		(16,739)	(14,079)	(2,660)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95		(13,645)	(10,979)	(2,666)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	112		(16,106)	(13,386)	(2,720)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	110		(15,825)	(12,733)	(3,092)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	67		(9,705)	(6,260)	(3,445)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	***	(71)	(56)	(15)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	672		(96,706)	(49,734)	(46,972)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	72		(10,409)	(10,026)	(383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	61		(8,721)	(6,928)	(1,793)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	169		(24,264)	(18,038)	(6,226)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,620		(233,148)	(169,126)	(64,022)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,241		(322,538)	(146,747)	(175,791)

16	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	976	$(140,451)	$(62,810)	$(77,641)

						$(948,838)	$(555,017)	$(393,821)

* Termination date

**	Principal amount less than 500.
***	Notional amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $956,358,586 or 29.2% of net assets.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2023.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.65% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$3,454,213	$3,358,162	0.10%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	9,551,343	8,807,203	0.27%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	253,041	224,176	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,277,532	6,593,053	0.20%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.679%, 11/25/2024	11/06/2015	191,138	194,024	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.779%, 02/27/2023	02/11/2020	796,512	788,444	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.679%, 11/25/2025	09/28/2015	920,819	930,109	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.929%, 11/25/2025	09/28/2015	227,885	235,151	0.01%

(g)	IO—Interest Only.
(h)	Inverse interest only security.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2023.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.

Currency Abbreviations:

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	17

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2023

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–69.1%
United States–69.1%
U.S. Treasury Notes
0.125%, 12/15/2023	U.S.$	43,266	$42,806,694
0.75%, 08/31/2026		1,749	1,557,608
3.00%, 06/30/2024		1,434	1,407,785
3.25%, 08/31/2024		46,057	45,128,370
4.00%, 06/30/2028		1,650	1,605,880
4.125%, 10/31/2027		983	962,460
4.125%, 07/31/2028		1,051	1,028,306
4.25%, 09/30/2024		5,741	5,673,426
4.25%, 12/31/2024		20,699	20,414,586
4.375%, 10/31/2024		11,470	11,340,765
4.375%, 08/31/2028		586	580,125
4.50%, 11/30/2024		8,826	8,736,757
5.00%, 09/30/2025		11,032	11,021,458

Total Governments–Treasuries (cost $153,944,020)			152,264,220

CORPORATES–INVESTMENT GRADE–11.1%

Financial Institutions–5.7%
Banking–4.4%
AIB Group PLC 7.583%, 10/14/2026(a)		681	693,272
American Express Co. 5.389%, 07/28/2027		359	353,794
Australia & New Zealand Banking Group Ltd. 4.829%, 02/03/2025(a)		294	291,219
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026		600	593,808
Banco Santander SA 4.175%, 03/24/2028		200	184,592
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		343	340,640
CaixaBank SA 6.684%, 09/13/2027(a)		228	228,018
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	262,618
Danske Bank A/S 3.773%, 03/28/2025(a)		353	347,659
Deutsche Bank AG/New York NY 7.146%, 07/13/2027		164	164,963
HSBC Holdings PLC
2.999%, 03/10/2026		595	566,821
4.755%, 06/09/2028		790	747,229
ING Groep NV 6.083%, 09/11/2027		343	341,535
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)	U.S.$	201	$203,187
JPMorgan Chase & Co. 5.546%, 12/15/2025		426	423,112
Mitsubishi UFJ Financial Group, Inc. 4.788%, 07/18/2025		267	263,847
Nationwide Building Society 2.972%, 02/16/2028(a)		310	277,261
Santander Holdings USA, Inc.
2.49%, 01/06/2028		185	160,563
6.499%, 03/09/2029		159	155,139
Santander UK Group Holdings PLC 6.833%, 11/21/2026		407	409,137
Societe Generale SA
2.797%, 01/19/2028(a)		367	326,120
6.447%, 01/12/2027(a)		273	272,664
Standard Chartered PLC
0.991%, 01/12/2025(a)		621	610,747
6.17%, 01/09/2027(a)		200	198,966
Sumitomo Mitsui Financial Group, Inc. 5.464%, 01/13/2026		757	749,332
UBS Group AG 6.373%, 07/15/2026(a)		479	477,434

			9,643,677

Finance–0.5%
Aircastle Ltd. 6.50%, 07/18/2028(a)		215	210,534
Aviation Capital Group LLC
1.95%, 01/30/2026(a)		298	267,467
1.95%, 09/20/2026(a)		99	86,321
5.50%, 12/15/2024(a)		65	63,924
Synchrony Financial
3.95%, 12/01/2027		204	179,269
4.875%, 06/13/2025		199	190,003

			997,518

REITs–0.8%
American Tower Corp.
3.65%, 03/15/2027		235	217,892
5.25%, 07/15/2028		106	102,459
5.80%, 11/15/2028		145	143,873
Vornado Realty LP 2.15%, 06/01/2026		426	361,815
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(a)		1,072	1,030,985

			1,857,024

			12,498,219

Industrial–5.2%
Basic–0.3%
Glencore Funding LLC 4.625%, 04/29/2024(a)		623	616,745

18	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)		U.S. $ Value
Capital Goods–0.5%
Caterpillar Financial Services Corp. 5.15%, 08/11/2025	U.S.$	358	$356,013
CNH Industrial Capital LLC 3.95%, 05/23/2025		376	364,483
Parker-Hannifin Corp. 3.65%, 06/15/2024		389	382,434

			1,102,930

Communications-Media–0.3%
Prosus NV 3.257%, 01/19/2027(a)		367	325,254
Warnermedia Holdings, Inc. 3.788%, 03/15/2025		359	346,686

			671,940

Consumer Cyclical-Automotive–1.0%
General Motors Financial Co., Inc. 5.80%, 06/23/2028		211	205,993
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		577	514,603
Hyundai Capital America 2.75%, 09/27/2026(a)		1,010	921,645
Toyota Motor Credit Corp. 5.00%, 08/14/2026		594	587,930

			2,230,171

Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025		393	366,079
3.20%, 08/08/2024		227	219,616

			585,695

Consumer Non-Cyclical–0.8%
Bat International Finance PLC 5.931%, 02/02/2029		238	233,526
Philip Morris International, Inc.
4.875%, 02/13/2026		445	437,448
5.00%, 11/17/2025		407	402,063
Thermo Fisher Scientific, Inc. 4.953%, 08/10/2026		358	354,069
Zoetis, Inc. 5.40%, 11/14/2025		230	229,041

			1,656,147

Energy–1.0%
Canadian Natural Resources Ltd. 2.05%, 07/15/2025		663	618,314
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		618	547,560
Marathon Oil Corp. 4.40%, 07/15/2027		352	330,989
ONEOK, Inc. 5.55%, 11/01/2026		356	353,679
Var Energi ASA 7.50%, 01/15/2028(a)		349	358,294

			2,208,836

Other Industrial–0.2%
LKQ Corp. 5.75%, 06/15/2028(a)	U.S.$	368	$359,544

Services–0.2%
Amazon.com, Inc. 4.55%, 12/01/2027		412	403,352

Technology–0.3%
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		641	558,638
TSMC Arizona Corp. 3.875%, 04/22/2027		227	215,745

			774,383

Transportation–Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		788	763,991

			11,373,734

Utility–0.2%
Electric–0.2%
Alexander Funding Trust II 7.467%, 07/31/2028(a)		240	239,801
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027		266	267,495

			507,296

Total Corporates–Investment Grade (cost $25,183,402)			24,379,249

ASSET-BACKED SECURITIES–6.9%
Autos-Fixed Rate–5.0%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		264	263,676
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(a)		73	72,703
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	175,383
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		170	158,379
CPS Auto Receivables Trust
Series 2021-B, Class C 1.23%, 03/15/2027(a)		186	184,408
Series 2022-D, Class A 6.09%, 01/15/2027(a)		516	515,354
Series 2023-A, Class A 5.54%, 03/16/2026(a)		204	203,196
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(a)		371	354,858

Schedule of Investments—Short Duration Plus Portfolio	19

	Principal Amount (000)		U.S. $ Value
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027	U.S.$	77	$75,783
DT Auto Owner Trust
Series 2021-2A, Class C 1.10%, 02/16/2027(a)		185	180,906
Series 2023-1A, Class A 5.48%, 04/15/2027(a)		423	421,992
Enterprise Fleet Financing LLC Series 2023-2, Class A2 5.56%, 04/22/2030(a)		720	714,445
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		100	99,703
First Investors Auto Owner Trust Series 2021-1A, Class C 1.17%, 03/15/2027(a)		351	336,856
Flagship Credit Auto Trust Series 2020-4, Class C 1.28%, 02/16/2027(a)		584	567,884
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(a)		202	180,211
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)		229	225,670
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(a)		562	526,571
JPMorgan Chase Bank, NA–CACLN
Series 2020-2, Class D 1.487%, 02/25/2028(a)		15	14,399
Series 2021-1, Class B 0.875%, 09/25/2028(a)		138	135,038
Series 2021-2, Class B 0.889%, 12/26/2028(a)		120	116,247
LAD Auto Receivables Trust Series 2022-1A, Class A 5.21%, 06/15/2027(a)		341	338,579
Lendbuzz Securitization Trust Series 2023-2A, Class A1 5.835%, 05/15/2024(a)		94	94,247
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(a)		390	389,428
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		437	429,755
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B 5.281%, 05/15/2032(a)		242	239,541
Series 2022-B, Class B 5.721%, 08/16/2032(a)		348	346,360
Series 2022-C, Class B 6.451%, 12/15/2032(a)	U.S.$	292	$291,056
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(a)		727	668,051
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		395	384,634
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		331	330,496
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(a)		67	67,363
Westlake Automobile Receivables Trust
Series 2020-3A, Class C 1.24%, 11/17/2025(a)		208	206,707
Series 2023-1A, Class A2A 5.51%, 06/15/2026(a)		733	730,963
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		956	954,706

			10,995,548

Other ABS-Fixed Rate–1.9%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		37	36,833
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)		231	228,481
Atalaya Equipment Leasing Trust Series 2021-1A, Class A2 1.23%, 05/15/2026(a)		122	120,648
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(a)		502	496,022
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		100	87,652
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(a)		383	329,346
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(a)		289	279,274
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		852	760,728
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)		760	755,953

20	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)		U.S. $ Value
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(a)	U.S.$	311	$280,791
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		221	184,293
Nelnet Student Loan Trust
Series 2021-CA, Class AFX 1.32%, 04/20/2062(a)		302	270,471
Series 2021-DA, Class AFX 1.63%, 04/20/2062(a)		100	89,715
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(a)		266	264,508
Upstart Securitization Trust Series 2021-3, Class A 0.83%, 07/20/2031(a)		7	7,312

			4,192,027

Total Asset-Backed Securities (cost $15,798,244)			15,187,575

COLLATERALIZED MORTGAGE OBLIGATIONS–5.2%
Risk Share Floating Rate–4.8%
Bellemeade Re Ltd.
Series 2021-1A, Class M1B 7.51% (SOFR + 2.20%), 03/25/2031(a)(b)		684	686,407
Series 2021-2A, Class M1A 6.51% (SOFR + 1.20%), 06/25/2031(a)(b)		113	112,346
Series 2021-3A, Class A2 6.31% (SOFR + 1.00%), 09/25/2031(a)(b)		480	474,858
Series 2022-2, Class M1A 9.31% (SOFR + 4.00%), 09/27/2032(a)(b)		858	881,215
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1 6.06% (SOFR + 0.75%), 10/25/2041(a)(b)		26	26,273
Series 2021-R03, Class 1M1 6.16% (SOFR + 0.85%), 12/25/2041(a)(b)		352	348,962
Series 2022-R01, Class 1M1 6.31% (SOFR + 1.00%), 12/25/2041(a)(b)		818	813,146
Series 2022-R02, Class 2M1 6.51% (SOFR + 1.20%), 01/25/2042(a)(b)		263	261,756
Series 2022-R05, Class 2M1 7.21% (SOFR + 1.90%), 04/25/2042(a)(b)		111	110,482
Series 2022-R08, Class 1M1 7.86% (SOFR + 2.55%), 07/25/2042(a)(b)	U.S.$	662	$673,710
Series 2023-R02, Class 1M1 7.61% (SOFR + 2.30%), 01/25/2043(a)(b)		316	320,162
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 8.729% (SOFR + 3.41%), 10/25/2027(b)		43	43,613
Series 2021-DNA5, Class M2 6.96% (SOFR + 1.65%), 01/25/2034(a)(b)		133	133,323
Series 2021-DNA6, Class M1 6.11% (SOFR + 0.80%), 10/25/2041(a)(b)		252	251,639
Series 2021-DNA7, Class M1 6.16% (SOFR + 0.85%), 11/25/2041(a)(b)		543	537,214
Series 2021-HQA4, Class M1 6.26% (SOFR + 0.95%), 12/25/2041(a)(b)		402	394,692
Series 2022-DNA1, Class M1A 6.31% (SOFR + 1.00%), 01/25/2042(a)(b)		302	299,077
Series 2022-DNA2, Class M1A 6.61% (SOFR + 1.30%), 02/25/2042(a)(b)		299	298,021
Series 2022-DNA4, Class M1A 7.51% (SOFR + 2.20%), 05/25/2042(a)(b)		269	271,919
Series 2022-DNA5, Class M1A 8.26% (SOFR + 2.95%), 06/25/2042(a)(b)		373	382,950
Series 2022-DNA7, Class M1A 7.81% (SOFR + 2.50%), 03/25/2052(a)(b)		778	790,079
Series 2022-HQA1, Class M1A 7.41% (SOFR + 2.10%), 03/25/2042(a)(b)		387	389,953
Series 2022-HQA2, Class M1A 7.96% (SOFR + 2.65%), 07/25/2042(a)(b)		656	670,749
Series 2023-DNA1, Class M1A 7.41% (SOFR + 2.10%), 03/25/2043(a)(b)		392	395,402
Series 2023-DNA2, Class M1A 7.41% (SOFR + 2.10%), 04/25/2043(a)(b)		304	307,045
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 10.329% (SOFR + 5.01%), 11/25/2024(b)		157	162,677

Schedule of Investments—Short Duration Plus Portfolio	21

	Principal Amount (000)		U.S. $ Value
Series 2015-C01, Class 1M2 9.729% (SOFR + 4.41%), 02/25/2025(b)	U.S.$	28	$28,680
Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(b)		8	8,691
Series 2021-R02, Class 2M1 6.21% (SOFR + 0.90%), 11/25/2041(a)(b)		279	276,465
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 9.182% (SOFR + 3.86%), 05/30/2025(a)(b)		62	62,181
Series 2019-3R, Class A 9.129% (SOFR + 3.81%), 11/27/2031(a)(b)		20	19,692
Triangle Re Ltd. Series 2021-3, Class M1A 7.21% (SOFR + 1.90%), 02/25/2034(a)(b)		102	102,508

			10,535,887

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF 5.928% (SOFR + 0.61%), 06/15/2039(b)		235	228,503
Series 4286, Class VF 5.878% (SOFR + 0.56%), 12/15/2043(b)		203	196,359
Federal National Mortgage Association REMICs
Series 2013-57, Class FN 5.779% (SOFR + 0.46%), 06/25/2043(b)		151	145,838
Series 2014-49, Class AF 5.068% (SOFR + 0.43%), 08/25/2044(b)		260	250,829

			821,529

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		188	176,581

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.534% (SOFR + 2.21%), 04/25/2047(a)(b)		49	48,833

Total Collateralized Mortgage Obligations (cost $11,566,237)			11,582,830

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.7%
Non-Agency Floating Rate CMBS–1.7%
AREIT Trust Series 2022-CRE6, Class A 6.563% (SOFR + 1.25%), 01/20/2037(a)(b)	U.S.$	728	$718,309
BBCMS Mortgage Trust Series 2020-BID, Class A 7.588% (SOFR + 2.25%), 10/15/2037(a)(b)		546	519,908
BFLD Trust Series 2021-FPM, Class A 7.048% (SOFR + 1.71%), 06/15/2038(a)(b)		795	759,878
CLNY Trust Series 2019-IKPR, Class D 7.468% (SOFR + 2.14%), 11/15/2038(a)(b)		180	166,031
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 6.698% (SOFR + 1.36%), 02/15/2038(a)(b)		469	309,469
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 8.972% (SOFR + 3.64%), 05/15/2036(a)(b)		365	344,075
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.912% (SOFR + 1.58%), 07/15/2036(a)(b)		141	128,250
VASA Trust Series 2021-VASA, Class A 6.348% (SOFR + 1.01%), 07/15/2039(a)(b)		830	726,035

			3,671,955

Non-Agency Fixed Rate CMBS–1.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		185	146,715
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(a)		385	368,438
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(c)(d)		381	357,960
Series 2021-1, Class A2 2.435%, 08/15/2026(c)(d)		538	505,632
Series 2021-1, Class AS 2.638%, 08/15/2026(c)(d)		18	16,205
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		470	451,711
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		114	111,168

22	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

	Principal Amount (000)			U.S. $ Value
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 3.865%, 03/10/2046(a)	U.S.$	505		$358,546

				2,316,375

Agency CMBS–0.0%
Government National Mortgage Association Series 2006-51, Class IO 0.939%, 08/16/2046(e)		246		3,364

Total Commercial Mortgage-Backed Securities (cost $6,705,385)				5,991,694

AGENCIES–1.7%
Agency Debentures–1.7%
Federal Farm Credit Banks Fund 4.50%, 08/14/2026		605		598,811
Federal Home Loan Banks
2.50%, 02/13/2024		445		440,056
4.00%, 06/30/2028		2,000		1,941,920
Federal National Mortgage Association 2.50%, 02/05/2024		810		801,517

Total Agencies (cost $3,819,429)				3,782,304

COLLATERALIZED LOAN OBLIGATIONS–1.4%
CLO–Floating Rate–1.4%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 6.748% (SOFR + 1.42%), 07/20/2034(a)(b)		686		679,696
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.52% (SOFR + 2.21%), 04/17/2033(a)(b)		320		316,296
Elevation CLO Ltd. Series 2020-11A, Class C 7.77% (SOFR + 2.46%), 04/15/2033(a)(b)		250		242,510
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.658% (SOFR + 1.33%), 04/20/2034(a)(b)		453		449,116
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 6.733% (SOFR + 1.38%), 07/25/2034(a)(b)		739		735,254
Rad CLO 7 Ltd. Series 2020-7A, Class A1 6.77% (SOFR + 1.46%), 04/17/2033(a)(b)		444		442,460
Voya CLO Ltd. Series 2019-1A, Class DR 8.42% (SOFR + 3.11%), 04/15/2031(a)(b)	U.S.$	130		$124,014

Total Collateralized Loan Obligations (cost $3,013,248)				2,989,346

MORTGAGE PASS-THROUGHS–0.6%
Agency Fixed Rate 30-Year–0.6%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 10/01/2049		122		106,727
3.50%, 11/01/2049		595		520,517
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		522		514,506
Government National Mortgage Association
Series 2002
7.50%, 03/15/2032		25		25,520
Series 2009
5.00%, 10/15/2039		198		193,952

				1,361,222

Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025		2		2,316
6.50%, 03/01/2026		1		1,345

				3,661

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 6.814% (RFUCCT6M + 1.31%), 01/01/2037(b)		0	**	413

Total Mortgage Pass-Throughs (cost $1,553,519)				1,365,296

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.1%
United States–0.1%
New Jersey Turnpike Authority Series 2021-B 1.047%, 01/01/2026 (cost $125,000)		125		114,162

Total Investments—98.8% (cost $221,708,484)				217,656,676

Other assets less liabilities—1.2%				2,715,227

Net Assets—100.0%				$220,371,903

Schedule of Investments—Short Duration Plus Portfolio	23

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	3	December 2023	$334,687	$(9,426)
U.S. T-Note 2 Yr (CBT) Futures	393	December 2023	79,665,399	(154,588)
U.S. T-Note 5 Yr (CBT) Futures	344	December 2023	36,243,625	(395,503)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	8	December 2023	7,760,171	59,654
U.S. Ultra Bond (CBT) Futures	1	December 2023	118,688	8,717

				$(491,146)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	JPY	22,267	USD 151	10/19/2023	$2,061

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	4.79%	USD	2,770	$(26,394)	$(26,550)	$156

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	2,830	05/21/2031	1.365%	1 Day SOFR	Annual	$572,605	$352,773	$219,832

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $41,900,069 or 19.0% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.61% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$367,922	$357,960	0.16%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	548,315	505,632	0.23%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,292	16,205	0.01%

24	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	$498,606	$451,711	0.21%

(e)	IO—Interest Only.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

OSE—Osaka Securities Exchange

RFUCCT6M—Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Months

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	25

SCB–TAX–1944-0923

Sanford C. Bernstein Fund, Inc.

September 30, 2023

Schedule of Investments To the Annual Report For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Municipal Portfolios of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (four of the portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2023, the statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2023 annual report for the Fixed Income Municipal Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2023

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.2%

Long-Term Municipal Bonds–96.2%
Alabama–4.8%
Black Belt Energy Gas District Series 2018 4.548% (SOFR + 0.90%), 12/01/2048 (Pre-refunded/ETM)(a)	$2,000	$1,999,691
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	5,000	4,901,326
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	2,100	2,086,150
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	2,000	2,020,174

		11,007,341

Arizona–5.8%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 5.00%, 02/01/2025	1,100	1,113,561
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	1,980	2,001,961
5.00%, 09/01/2052	5,000	5,055,801
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	2,000	1,928,400
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(b)	500	491,867
Salt River Project Agricultural Improvement & Power District Series 2015-A 5.00%, 12/01/2036	2,710	2,746,398

		13,337,988

Principal Amount (000)		U.S. $ Value
California–6.2%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	$2,260	$2,254,670
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	860	854,746
California State University Series 2021-B 0.55%, 11/01/2049	2,000	1,752,993
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024 (Pre-refunded/ETM)	2,000	2,028,783
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	1,890	1,900,090
State of California Series 2021 4.00%, 10/01/2024	4,520	4,539,465
Series 2023 5.10%, 03/01/2029	1,000	996,527

		14,327,274

Colorado–3.3%
City & County of Denver Co. Airport System Revenue Series 2022-A 5.00%, 11/15/2030	4,000	4,188,078
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2026	1,885	1,936,084
E-470 Public Highway Authority Series 2021-B 3.914% (SOFR + 0.35%), 09/01/2039(a)	1,500	1,494,438

		7,618,600

Connecticut–0.9%
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	1,000	963,644
State of Connecticut Series 2019-A 5.00%, 04/15/2024	1,000	1,005,647

		1,969,291

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Delaware–0.4%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2024	$820	$821,760

District of Columbia–3.6%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2023	2,200	2,203,397
5.00%, 12/01/2024	855	865,869
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 5.00%, 10/01/2024	5,230	5,260,815

		8,330,081

Florida–4.6%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2023 5.00%, 04/01/2025	2,110	2,119,624
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2025	1,000	1,005,267
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2023(b)	365	363,875
County of Broward FL Airport System Revenue Series 2013-A 5.125%, 10/01/2038 (Pre-refunded/ETM)	2,000	2,000,000
Series 2015-C 5.00%, 10/01/2023	1,015	1,015,000
Series 2019-C 2.384%, 10/01/2026	1,000	923,906
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	1,000	1,020,792
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	892,740
State of Florida Department of Transportation Turnpike System Revenue Series 2017-A 5.00%, 07/01/2024	1,070	1,078,370

Principal Amount (000)		U.S. $ Value
Village Community Development District No. 13 Series 2019 2.625%, 05/01/2024	$125	$123,550

		10,543,124

Georgia–4.6%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,000	1,016,949
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2024	1,000	1,005,044
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013-A 1.50%, 01/01/2039	2,150	2,034,208
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	2,500	2,443,407
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2021-A 4.00%, 07/01/2052	2,000	1,947,178
Series 2023-B 5.00%, 07/01/2053	2,000	2,019,566

		10,466,352

Guam–1.1%
Antonio B. Won Pat International Airport Authority Series 2021-A 2.699%, 10/01/2026	610	548,691
Guam Department of Education (Guam Department of Education COP) Series 2020 3.625%, 02/01/2025	1,050	1,011,289
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2023	1,000	1,000,371

		2,560,351

Hawaii–2.2%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2023	2,360	2,361,630
5.00%, 11/01/2024	2,660	2,692,431

		5,054,061

2	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Illinois–5.8%
Chicago O’Hare International Airport Series 2022 5.00%, 01/01/2024	$2,000	$2,001,840
5.00%, 01/01/2025	2,000	2,013,785
City of Chicago IL Series 2020-A 5.00%, 01/01/2025	1,000	1,007,778
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 5.00%, 05/15/2050	2,025	2,055,889
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	985,072
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	2,740	2,790,699
State of Illinois Series 2022-B 5.00%, 03/01/2024	1,500	1,504,288
Series 2023-C 5.00%, 05/01/2024	1,000	1,004,133

		13,363,484

Kansas–0.6%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.662%, 05/01/2024	1,500	1,456,975

Kentucky–2.6%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2024	1,000	1,003,203
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	5,000	4,980,347

		5,983,550

Louisiana–1.0%
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	1,000	984,733
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	100	101,554

Principal Amount (000)		U.S. $ Value
6.10%, 06/01/2038(b)	$105	$110,798
6.10%, 12/01/2040(b)	100	105,522
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.224% (SOFR + 0.50%), 05/01/2043(a)	990	966,721

		2,269,328

Massachusetts–0.3%
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2026	240	232,409
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) AGM Series 2020-C 5.00%, 10/01/2023	300	300,000
5.00%, 10/01/2025	195	197,498

		729,907

Michigan–4.3%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2024	705	709,527
5.00%, 05/01/2025	775	789,160
5.00%, 05/01/2026	600	618,857
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.291% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	2,530	2,347,962
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2013-I 5.00%, 10/15/2029 (Pre-refunded/ETM)	2,000	2,000,464
Series 2015-I 5.00%, 04/15/2033	3,390	3,457,361

		9,923,331

Missouri–1.0%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2014 5.00%, 02/01/2026	940	937,894
Southeast Missouri State University Series 2020 5.00%, 04/01/2025	1,275	1,290,725

		2,228,619

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Nebraska–1.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2022-1 5.00%, 05/01/2053	$2,095	$2,084,662
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	810	799,466

		2,884,128

Nevada–1.1%
Clark County School District Series 2021-A 5.00%, 06/15/2027	2,150	2,233,171
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(b)	260	258,453

		2,491,624

New Jersey–2.1%
County of Union NJ Series 2018-A 3.00%, 03/01/2027	1,210	1,169,508
New Brunswick Parking Authority BAM Series 2016-A 5.00%, 09/01/2030	1,955	2,007,331
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2024	490	494,784
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,125	1,111,702

		4,783,325

New York–10.4%
City of New York NY Series 2022-A 5.00%, 09/01/2024	685	692,170
Metropolitan Transportation Authority Series 2015-D 5.00%, 11/15/2028	940	948,388
Series 2021-D 3.894% (SOFR + 0.33%), 11/01/2035(a)	1,795	1,789,592
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2023	1,600	1,601,037

Principal Amount (000)		U.S. $ Value
Port Authority of New York & New Jersey Series 2015 5.00%, 10/15/2027	$1,195	$1,208,527
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2025	2,250	2,287,463
5.00%, 06/01/2026	2,200	2,259,475
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	4,905	5,029,920
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2022-A 5.00%, 08/15/2024	6,925	6,988,757
Series 2022-E 4.608% (SOFR + 1.05%), 04/01/2026(a)	1,000	1,003,445

		23,808,774

North Carolina–2.2%
City of Charlotte NC Airport Revenue Series 2021-B 5.00%, 07/01/2024	875	878,839
5.00%, 07/01/2025	1,005	1,016,779
County of Gaston NC Series 2023 4.00%, 05/01/2025	3,110	3,111,696

		5,007,314

Ohio–2.2%
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	175	166,831
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2021 1.50%, 02/01/2026	2,000	1,817,833
Ohio Turnpike & Infrastructure Commission Series 2022 5.00%, 02/15/2025	3,000	3,039,396

		5,024,060

Pennsylvania–4.9%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.68% (MUNIPSA + 0.70%), 11/15/2047(a)	1,000	989,452

4	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2025	$1,000	$1,011,940
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.68% (MUNIPSA + 0.70%), 11/15/2047(a)	2,000	1,979,009
Pennsylvania Turnpike Commission Series 2023 4.83% (MUNIPSA + 0.85%), 07/15/2041(a)	2,000	2,000,012
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2024	500	497,025
5.00%, 11/01/2025	1,000	1,011,883
5.00%, 11/01/2026	850	864,908
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	2,000	1,979,743
Reading School District BAM Series 2019-D 5.00%, 04/01/2025	1,000	1,012,912

		11,346,884

Puerto Rico–0.2%
Commonwealth of Puerto Rico Series 2021-A 5.375%, 07/01/2025	125	126,283
5.625%, 07/01/2027	400	410,466

		536,749

South Carolina–1.8%
Piedmont Municipal Power Agency (Piedmont Municipal Power Agency Catawba Project Power Sales Revenue) Series 2021-A 4.00%, 01/01/2024	1,525	1,523,700
4.00%, 01/01/2025	1,240	1,238,016
SCAGO Educational Facilities Corp. for Pickens School District (Pickens County School District/SC) Series 2015 5.00%, 12/01/2030	1,250	1,262,066

		4,023,782

Tennessee–0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-B Zero Coupon, 12/01/2024(b)	500	468,043

Principal Amount (000)		U.S. $ Value
Texas–7.2%
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(b)	$500	$490,638
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021 4.00%, 08/15/2027	1,940	1,909,520
Dallas Fort Worth International Airport Series 2021-A 5.00%, 11/01/2027	1,295	1,363,364
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2020 5.00%, 06/01/2032	4,355	4,434,417
Series 2022 4.83% (MUNIPSA + 0.85%), 07/01/2049(a)	1,000	999,000
Mansfield Independent School District Series 2015 4.00%, 02/15/2033 (Pre-refunded/ETM)	1,000	1,001,245
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue Series 2017-B 5.00%, 11/01/2023	1,080	1,080,686
North Texas Tollway Authority (North Texas Tollway System) Series 2022-B 5.00%, 01/01/2024	2,260	2,264,185
State of Texas Series 2016 5.50%, 08/01/2026	1,000	1,037,721
Tarrant Regional Water District Water Supply System Revenue Series 2014 5.00%, 03/01/2044 (Pre-refunded/ETM)	2,000	2,007,697

		16,588,473

Utah–1.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2029	3,180	3,286,874

Virginia–1.5%
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2025	505	507,751

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	$3,000	$2,997,463

		3,505,214

Washington–2.4%
State of Washington Series 2021 5.00%, 06/01/2025	2,500	2,552,268
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(b)	2,000	1,995,166
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2021 5.00%, 12/01/2023(b)	250	250,292
5.00%, 12/01/2024(b)	195	196,904
5.00%, 12/01/2025(b)	275	278,608
5.00%, 12/01/2026(b)	285	290,458

		5,563,696

West Virginia–0.0%
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	100	98,125

Wisconsin–4.2%
City of Milwaukee WI Series 2017-N 5.00%, 04/01/2024	1,415	1,417,909
Series 2020-N 5.00%, 04/01/2028	3,610	3,725,337
State of Wisconsin Series 2023-1 5.00%, 05/01/2024	1,000	1,006,364
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(b)	360	360,000
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 4.16% (MUNIPSA + 0.18%), 08/15/2054(a)	1,000	980,299
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-B 5.00%, 12/01/2025	2,000	2,014,110
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(b)	100	62,843

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(b)	$200	$183,625

		9,750,487

Total Municipal Obligations (cost $227,976,823)		221,158,969

CORPORATES–INVESTMENT GRADE–0.8%

Industrial–0.8%
Consumer Cyclical–Automotive–0.4%
General Motors Financial Co., Inc. 6.579% (SOFR + 1.30%), 04/07/2025(a)	1,000	1,001,290

Consumer Cyclical–Entertainment–0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	898,340

Total Corporates–Investment Grade (cost $2,000,000)		1,899,630

ASSET-BACKED SECURITIES–0.3%
Other ABS–Fixed Rate–0.0%
Commonwealth of Massachusetts Series 2022-B 4.11%, 07/15/2031 (cost $753,384)	753	725,019

CORPORATES–NON-INVESTMENT GRADE–0.1%

Industrial–0.0%
Transportation–Airlines–0.0%
United Airlines, Inc. 4.375%, 04/15/2026(b) (cost $300,000)	300	277,605

	Shares

SHORT-TERM INVESTMENTS–0.1%
Investment Companies–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(c)(d)(e) (cost $190,201)	190,201	190,201

Total Investments—97.5% (cost $231,220,408)		224,251,424

Other assets less liabilities—2.5%		5,667,854

Net Assets—100.0%		$229,919,278

6	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	4,100	07/31/2025	1 Day SOFR	4.851%	Annual	$(16,129)	$—	$(16,129)
USD	2,700	04/30/2030	1 Day SOFR	3.075%	Annual	(210,890)	—	(210,890)
USD	1,630	04/30/2030	1 Day SOFR	3.500%	Annual	(83,341)	—	(83,341)
USD	1,400	04/30/2030	1 Day SOFR	3.369%	Annual	(83,992)	—	(83,992)

						$(394,352)	$—	$(394,352)

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA*	Quarterly	$70,296	$—	$70,296

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $10,141,532 or 4.4% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Glossary:

ABS—Asset-Backed Securities

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2023

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.6%

Long-Term Municipal Bonds–92.8%
California–83.2%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$3,850	$3,099,286
Bay Area Toll Authority Series 2021 4.26% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	4,980,534
4.28% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,888,970
4.39% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	8,981,831
California Community Choice Financing Authority Series 2023 5.228% (SOFR + 1.67%), 02/01/2054(a)	5,000	4,965,611
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	5,000	5,145,311
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	10,000	9,976,414
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	7,015	6,798,306
Series 2023 5.00%, 12/01/2053	9,590	9,658,477
California Community Choice Financing Authority (Morgan Stanley) Series 2021-B 4.00%, 02/01/2052	4,435	4,184,203
Series 2023 5.00%, 07/01/2053	12,000	12,103,867
5.00%, 02/01/2054	2,770	2,794,373
5.188% (SOFR + 1.63%), 07/01/2053(a)	5,000	4,969,555

Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	$4,450	$3,299,005
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	1,345	1,029,002
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	3,390	2,360,567
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037	510	480,913
4.00%, 06/01/2038	1,000	927,711
5.00%, 06/01/2027	800	824,473
5.00%, 06/01/2028	700	727,047
5.00%, 06/01/2030	500	527,388
5.00%, 06/01/2031	400	422,440
5.00%, 06/01/2032	300	316,618
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,250	2,235,488
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,587,103
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(b)	885	838,095
4.00%, 06/01/2031(b)	2,000	1,777,441
California Health Facilities Financing Authority Series 2023-A 5.00%, 08/15/2033	10,000	11,212,451
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,675,771
5.00%, 11/15/2028	6,000	6,162,160
5.00%, 11/15/2029	7,000	7,183,796
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,240,144

8	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032	$2,900	$3,033,170
5.00%, 04/01/2033	2,000	2,093,910
5.00%, 04/01/2034	750	781,865
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023	4,250	4,255,306
5.00%, 11/15/2029	1,280	1,342,540
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.33% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,617,375
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,072,777
Series 2018 5.00%, 10/01/2032	13,965	15,003,081
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	17,215	17,109,837
8.00%, 01/01/2050(b)	1,605	1,602,861
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,426,482
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,019,260
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023	800	799,855
5.00%, 12/31/2024	250	250,372
5.00%, 12/31/2026	2,200	2,222,600
5.00%, 06/30/2029	1,050	1,071,603
5.00%, 12/31/2029	1,150	1,173,505
5.00%, 12/31/2031	1,930	1,969,044
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	5,250	5,024,421

Principal Amount (000)		U.S. $ Value
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(b)	$2,740	$2,744,948
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2024(b)	1,335	1,343,637
5.00%, 07/01/2029(b)	3,400	3,487,167
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	1,500	1,548,650
California School Finance Authority (KIPP SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	1,305	1,119,127
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.25%, 06/01/2042(b)	1,000	1,009,366
California School Finance Authority (Partnerships to Uplift Communities Series 2023 Obligated Group) Series 2023 5.00%, 08/01/2033(b)	775	774,052
5.25%, 08/01/2038(b)	500	480,541
California School Finance Authority (Rocketship Education Obligated Group)
Series 2015-A 4.25%, 03/01/2028(b)	945	917,216
Series 2016-A 5.00%, 06/01/2031(b)	1,000	1,000,879
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,346,483
Series 2014-B 5.00%, 10/01/2029	4,445	4,501,436
Series 2017-H 5.00%, 04/01/2030	2,000	2,097,502
5.00%, 04/01/2031	2,000	2,096,653
5.00%, 04/01/2032	1,270	1,330,871
Series 2021-A 5.00%, 02/01/2024	3,810	3,824,123
Series 2021-B 5.00%, 05/01/2024	1,000	1,006,877

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
California State University Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	$280	$284,333
Series 2017-A 5.00%, 11/01/2033	5,620	5,897,676
Series 2020-A 5.00%, 11/01/2030	600	650,991
5.00%, 11/01/2031	400	434,382
Series 2020-D 1.49%, 11/01/2028	1,500	1,260,728
Series 2021-B 2.274%, 11/01/2034	7,000	5,152,288
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,242,930
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	738,023
5.00%, 04/01/2028	535	551,651
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2016 5.00%, 06/01/2036(b)	3,250	3,057,720
Series 2019 5.00%, 06/01/2034(b)	755	716,620
5.00%, 06/01/2039(b)	1,800	1,659,956
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,510,653
Series 2018-A 5.00%, 12/01/2027(b)	250	248,769
5.00%, 12/01/2033(b)	1,000	972,837
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(b)	60	60,065
5.00%, 07/01/2029(b)	685	675,213
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2025	4,235	4,280,839
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	3,972,283

Principal Amount (000)		U.S. $ Value
City of Fremont CA Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	$1,000	$1,012,665
City of Los Angeles Department of Airports Series 2017 5.00%, 05/15/2029	1,145	1,166,277
Series 2017-A 5.00%, 05/15/2028	1,440	1,476,019
5.00%, 05/15/2029	2,575	2,639,835
5.00%, 05/15/2031	1,275	1,306,756
Series 2018 5.00%, 05/15/2031	3,000	3,122,129
5.00%, 05/15/2035	1,190	1,220,778
Series 2018-C 5.00%, 05/15/2025	2,955	2,991,859
Series 2019 4.00%, 05/15/2044	4,205	3,710,308
Series 2019-A 5.00%, 05/15/2038	4,315	4,364,772
Series 2020-C 5.00%, 05/15/2031	5,000	5,267,619
5.00%, 05/15/2039	2,655	2,705,888
Series 2021 5.00%, 05/15/2030	5,020	5,256,815
5.00%, 05/15/2033	4,735	4,985,535
5.00%, 05/15/2033 (Pre-refunded/ETM)	265	280,951
5.00%, 05/15/2035	1,685	1,757,055
Series 2021-D 4.00%, 05/15/2040	2,165	1,969,900
Series 2022 4.00%, 05/15/2036	1,300	1,244,305
4.00%, 05/15/2041	1,100	993,377
5.00%, 05/15/2032	4,000	4,246,216
Series 2022-A 4.00%, 05/15/2041	6,160	5,562,914
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027	2,000	2,051,705
5.00%, 08/01/2030	3,320	3,404,114
Series 2018-A 5.00%, 08/01/2031	2,785	2,983,365
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2028	1,010	1,037,410
5.00%, 09/01/2030	1,295	1,324,142
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	995	1,011,949

10	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	$3,600	$3,608,343
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	970	744,950
Compton Community Redevelopment Agency Successor Agency AGM Series 2022-A 5.25%, 08/01/2032	3,925	4,234,672
Contra Costa Transportation Authority Sales Tax Revenue Series 2017-A 5.00%, 03/01/2030	1,250	1,314,539
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,935	2,999,048
County of Los Angeles CA Series 2023 5.00%, 06/28/2024	10,000	10,119,251
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	1,500	1,127,570
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(b)	3,500	2,536,352
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek)
Series 2021 4.00%, 10/01/2046(b)	4,000	2,837,300
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	5,000	3,544,714
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,695	2,975,905

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	$1,000	$748,907
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	3,273,344
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,480	1,733,895
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,000	1,475,022
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,126,224
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	4,000	2,651,914
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	1,500	913,506
Desert Sands Unified School District Series 2015 5.00%, 08/01/2038 (Pre-refunded/ETM)	1,510	1,547,933
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,837,780
Foothill-Eastern Transportation Corridor Agency Series 2021-C 4.00%, 01/15/2043	1,889	1,695,745

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Fremont Union High School District Series 2024 5.00%, 08/01/2026(c)	$1,000	$1,026,227
5.00%, 08/01/2031(c)	1,605	1,748,079
5.00%, 08/01/2033(c)	1,000	1,104,696
5.00%, 08/01/2035(c)	1,000	1,103,243
Golden State Tobacco Securitization Corp. Series 2021 2.746%, 06/01/2034	3,165	2,489,630
3.115%, 06/01/2038	2,500	1,833,547
3.85%, 06/01/2050	4,515	4,095,349
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,711,183
Long Beach Bond Finance Authority Series 2007-A 5.50%, 11/15/2037	1,000	1,040,240
Long Beach Bond Finance Authority (Bank of America Corp.) Series 2007-A 5.00%, 11/15/2024	1,175	1,180,910
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,000,787
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2022 5.00%, 07/01/2025	3,000	3,071,180
Los Angeles Department of Water & Power Series 2022 5.00%, 07/01/2024	1,500	1,516,585
Los Angeles Department of Water & Power Power System Revenue Series 2014-B 5.00%, 07/01/2026	1,600	1,604,496
5.00%, 07/01/2027	2,190	2,196,424
Series 2014-C 5.00%, 07/01/2025	9,945	10,054,498
5.00%, 07/01/2026	11,725	11,827,904
Series 2015-E 5.00%, 07/01/2025	820	829,029
Series 2022 5.00%, 07/01/2042	3,000	3,176,165
Series 2022-B 5.00%, 07/01/2036	3,000	3,330,434
5.00%, 07/01/2040	2,800	3,022,547
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	4,800	5,105,146

Principal Amount (000)		U.S. $ Value
Los Angeles Department of Water & Power Water System Revenue Series 2018-A 5.00%, 07/01/2031	$1,345	$1,437,209
Los Angeles Unified School District/CA Series 2009 5.75%, 07/01/2034	2,000	2,016,106
Series 2014-C 5.00%, 07/01/2027	10,365	10,455,208
Series 2016-A 5.00%, 07/01/2027	18,645	19,103,354
Series 2017-A 5.00%, 07/01/2024	1,470	1,486,579
Series 2018-B 5.00%, 07/01/2029	9,020	9,608,748
Metropolitan Water District of Southern California Series 2021-D 4.12% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,890,551
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	1,650	1,700,491
5.00%, 04/01/2034	1,100	1,131,953
5.00%, 04/01/2035	1,150	1,181,257
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	1,600	1,619,460
Oakland Unified School District/Alameda County Series 2016 5.00%, 08/01/2030	1,420	1,472,862
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,010,551
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,833,714
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	2,863,238
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026	1,000	1,004,503
5.00%, 08/01/2027	1,565	1,571,010
Port of Oakland Series 2021 5.00%, 05/01/2025	4,800	4,855,385
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 5.00%, 09/01/2042	2,510	2,331,837

12	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 4.50%, 09/01/2037	$2,905	$2,647,305
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	3,395	3,497,241
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	4,668,440
San Diego County Regional Airport Authority Series 2021-B 5.00%, 07/01/2028	5,245	5,435,323
San Diego Unified School District/CA Series 2023-A 5.00%, 06/28/2024	16,675	16,844,471
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2024	1,500	1,502,425
San Francisco Intl Airport Series 2014-A 5.00%, 05/01/2039	5,620	5,608,244
Series 2019-A 5.00%, 05/01/2034	11,015	11,392,246
5.00%, 05/01/2035	1,000	1,030,839
Series 2019-E 5.00%, 05/01/2034	3,450	3,568,157
5.00%, 05/01/2035	3,275	3,375,998
5.00%, 05/01/2036	3,385	3,469,009
Series 2020-E 5.00%, 05/01/2037	3,815	3,902,863
Series 2021-A 5.00%, 05/01/2036	1,950	2,018,115
Series 2022-C 2.583%, 05/01/2030	1,625	1,369,571
San Mateo County Community College District Series 2015-A 5.00%, 09/01/2045 (Pre-refunded/ETM)	5,000	5,145,826
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2024	3,660	3,702,768
5.00%, 07/15/2025	5,790	5,950,872
5.00%, 07/15/2026	3,310	3,459,513

Principal Amount (000)		U.S. $ Value
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	$1,000	$1,013,245
5.00%, 09/01/2030	1,365	1,378,613
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,037,152
Southwestern Community College District Series 2015 5.00%, 08/01/2024	3,550	3,583,899
5.00%, 08/01/2025	3,870	3,963,080
State of California Series 2013 5.00%, 09/01/2028	8,890	8,907,878
Series 2014 5.00%, 12/01/2024 (Pre-refunded/ETM)	3,315	3,321,992
5.00%, 12/01/2028 (Pre-refunded/ETM)	2,285	2,289,820
5.00%, 05/01/2029	5,295	5,329,300
Series 2015-B 5.00%, 09/01/2024	3,330	3,372,348
Series 2017 5.00%, 08/01/2024	5,540	5,603,302
Series 2018 4.60%, 04/01/2038	2,000	1,793,804
Series 2019 5.00%, 04/01/2024	3,000	3,019,762
5.00%, 04/01/2031	1,935	2,075,127
5.00%, 11/01/2031	1,310	1,398,183
5.00%, 04/01/2037	615	646,667
Series 2021 5.00%, 10/01/2024	3,000	3,041,977
Series 2022 5.00%, 09/01/2036	7,780	8,444,380
5.00%, 04/01/2042	4,630	4,774,600
Series 2023 5.00%, 09/01/2038	10,000	10,775,248
5.00%, 10/01/2042	2,625	2,785,176
6.00%, 03/01/2033	4,000	4,161,329
State of California Department of Water Resources Series 2014-A 5.00%, 12/01/2029 (Pre-refunded/ETM)	1,000	1,017,273
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	7,995,206

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	$3,205	$3,303,332
BAM Series 2014 5.00%, 08/01/2028	5,760	5,812,772
5.00%, 08/01/2029	2,220	2,239,797
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034	1,000	996,519
4.00%, 06/01/2036	1,015	983,532
4.00%, 06/01/2038	1,210	1,144,267
4.00%, 06/01/2040	1,150	1,062,669
5.00%, 06/01/2026	1,360	1,409,590
5.00%, 06/01/2027	1,500	1,575,564
5.00%, 06/01/2028	1,220	1,296,400
5.00%, 06/01/2030	1,500	1,622,399
5.00%, 06/01/2032	1,300	1,406,252
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031	500	512,267
5.00%, 10/01/2032	450	461,004
5.00%, 10/01/2034	600	613,493
5.00%, 10/01/2035	600	610,320
5.00%, 10/01/2036	800	810,188
5.00%, 10/01/2037	700	705,144
5.00%, 10/01/2038	1,000	1,003,161
University of California Series 2014-A 5.00%, 05/15/2028	1,000	1,008,594
Series 2015-A 5.00%, 05/15/2024	2,280	2,299,038
Series 2017-A 5.00%, 05/15/2028	1,000	1,055,364
5.00%, 05/15/2029	3,000	3,157,466
5.00%, 05/15/2031	2,465	2,590,805
Series 2017-M 5.00%, 05/15/2031	4,000	4,198,593
Series 2018-O 4.00%, 05/15/2025	8,320	8,367,520
Series 2020-B 5.00%, 05/15/2034	7,000	7,697,704
5.00%, 05/15/2035	10,000	10,913,272
Series 2022-S 5.00%, 05/15/2033	2,000	2,248,518
Series 2023-B 4.693%, 05/15/2033	6,260	5,906,627
5.00%, 05/15/2025	3,000	3,069,973
5.00%, 05/15/2028	3,000	3,235,934
5.00%, 05/15/2032	5,000	5,656,791
5.00%, 05/15/2033	3,180	3,624,346
5.00%, 05/15/2037	2,000	2,209,511

Principal Amount (000)		U.S. $ Value
Washington Township Health Care District Series 2023-A 5.00%, 07/01/2040	$400	$374,861
5.00%, 07/01/2041	360	334,110
5.00%, 07/01/2042	350	321,899
5.00%, 07/01/2043	275	250,974
AGM Series 2023-B 4.125%, 08/01/2041	750	716,225
4.125%, 08/01/2042	275	260,241
4.25%, 08/01/2043	370	353,907

		819,765,117

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	735	760,505

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(b)	100	97,724
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	106,303
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	150	106,962
Zero Coupon, 10/01/2031	185	125,487
Zero Coupon, 10/01/2032	100	64,430
Zero Coupon, 10/01/2033	250	153,358
Zero Coupon, 10/01/2034	270	156,350
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	0

		810,614

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032	460	473,864
5.00%, 01/01/2035	250	256,354
5.00%, 01/01/2036	1,590	1,623,200

		2,353,418

Guam–2.1%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	625	548,958
3.489%, 10/01/2031	500	398,040

14	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2023 5.00%, 10/01/2028	$1,080	$1,059,258
5.125%, 10/01/2034	140	132,663
5.375%, 10/01/2040	275	248,629
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,391,323
5.00%, 02/01/2040	1,090	981,870
Guam Education Financing Foundation (Guam Education Financing Foundation COP) Series 2016-B 5.00%, 10/01/2026(b)	3,000	2,909,815
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	3,000	3,075,281
Territory of Guam Series 2019 5.00%, 11/15/2031	495	487,860
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	1,000	1,009,441
5.00%, 12/01/2029	455	457,552
5.00%, 12/01/2030	730	732,970
5.00%, 12/01/2032	675	678,456
Territory of Guam (Territory of Guam Business Privilege Tax) 5.00%, 11/15/2030	2,625	2,597,441
Series 2015-D 5.00%, 11/15/2025	1,140	1,137,247
Series 2021-F 5.00%, 01/01/2031	1,000	993,476
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	350	352,992
5.00%, 11/01/2028	455	459,753
5.00%, 11/01/2029	500	504,564
5.00%, 11/01/2030	320	321,366

		20,478,955

Illinois–0.8%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	100	98,360
5.00%, 09/01/2029	100	97,648
5.00%, 09/01/2032	100	96,101
5.00%, 09/01/2033	200	190,811
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2026	3,250	3,294,994

Principal Amount (000)		U.S. $ Value
Village of Bolingbrook IL Sales Tax Revenue Series 2005 6.00%, 01/01/2026	$4,450	$4,108,289

		7,886,203

Indiana–0.0%
City of Fort Wayne IN 10.75%, 12/01/2029(d)(h)	25	2

Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	230	231,761
5.00%, 02/01/2027	260	263,699
5.00%, 02/01/2030	160	164,398
5.00%, 02/01/2031	200	201,521
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group)
Series 2017-A 5.00%, 06/01/2029	3,500	3,482,612

		4,343,991

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP)
Series 2020 5.85%, 08/01/2041(b)	185	187,875
6.10%, 06/01/2038(b)	270	284,909
6.10%, 12/01/2040(b)	355	374,603

		847,387

Michigan–0.2%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,759,788

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005
5.75%, 03/01/2025	175	175,829
5.75%, 03/01/2027	150	150,748

		326,577

Nevada–0.0%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019-A 2.75%, 06/15/2028(b)	510	465,910

New Jersey–1.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2027	1,410	1,435,874
5.00%, 06/15/2029	6,660	6,791,482

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 06/15/2028	$2,710	$2,763,926
5.00%, 06/15/2029	1,290	1,315,467
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2025	1,000	1,013,196
5.00%, 06/01/2026	1,000	1,019,636
5.00%, 06/01/2028	1,000	1,034,776

		15,374,357

New York–1.3%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,113,029
Series 2017-C 5.00%, 11/15/2026	2,960	3,028,846
Series 2020-E 5.00%, 11/15/2027	3,750	3,859,304
5.00%, 11/15/2028	3,500	3,616,605
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	209,124

		12,826,908

Ohio–0.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,225,177

Pennsylvania–0.1%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2033(b)	1,000	1,002,440

Puerto Rico–1.1%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	390	376,606
Zero Coupon, 07/01/2033	1,680	990,135
5.625%, 07/01/2029	525	542,487
5.75%, 07/01/2031	220	229,751
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2041	740	722,216
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(b)	2,690	2,682,183
5.00%, 07/01/2035(b)	1,735	1,697,193
Series 2022-A 5.00%, 07/01/2037(b)	250	240,582
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2027	1,720	1,711,208

Principal Amount (000)		U.S. $ Value
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	$970	$625,650
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	556	538,246

		10,356,257

South Carolina–0.5%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	4,985,217

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,067,501
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	995	1,015,817

		4,083,318

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	849,912

Wisconsin–0.4%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(b)	195	195,000
5.00%, 10/01/2025(b)	730	723,597
5.00%, 10/01/2026(b)	770	761,586
5.00%, 10/01/2027(b)	805	796,975
5.00%, 10/01/2028(b)	700	692,698
5.00%, 10/01/2029(b)	320	315,768

		3,485,624

Total Long-Term Municipal Bonds (cost $964,088,061)		913,987,677

Short-Term Municipal Notes–2.8%
California–2.8%
City of Los Angeles CA Series 2023 5.00%, 06/27/2024 (cost $27,348,718)	27,000	27,319,529

Total Municipal Obligations (cost $991,436,779)		941,307,206

16	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.3%
Agency CMBS–2.4%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	$10,845	$10,317,550
Series 2021-2, Class A 3.75%, 03/25/2035	7,801	7,215,689
Series 2021-2, Class X 0.825%, 03/25/2035(i)	3,901	192,012
Series 2021-3, Class A 3.25%, 08/20/2036	1,944	1,701,587
Series 2021-3, Class X 0.79%, 08/20/2036(i)	3,305	171,736
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,876	3,374,604
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class ACA 2.875%, 07/25/2036	980	802,350
Series 2022-ML13, Class XCA 0.96%, 07/25/2036(i)	2,645	146,686

		23,922,214

Non-Agency Fixed Rate CMBS–0.9%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	9,628	8,443,402

Total Commercial Mortgage-Backed Securities (cost $40,632,435)		32,365,616

ASSET-BACKED SECURITIES–0.2%
Autos–Fixed Rate–0.2%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	1,908	1,900,425
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	619	617,749

Total Asset-Backed Securities (cost $2,527,224)		2,518,174

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,422,984)	2,346	2,122,397

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(a)	$81	$81,016
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.329% (SOFR + 3.01%), 07/25/2024(a)	50	50,795
Series 2014-C04, Class 1M2 10.329% (SOFR + 5.01%), 11/25/2024(a)	48	49,296
Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(a)	28	28,954
Series 2015-C03, Class 1M2 10.429% (SOFR + 5.11%), 07/25/2025(a)	28	29,367
Series 2016-C01, Class 1M2 12.179% (SOFR + 6.86%), 08/25/2028(a)	79	84,675
Series 2016-C02, Class 1M2 11.429% (SOFR + 6.11%), 09/25/2028(a)	37	38,766
Series 2016-C03, Class 1M2 10.729% (SOFR + 5.41%), 10/25/2028(a)	71	74,945

Total Collateralized Mortgage Obligations (cost $424,274)		437,814

Total Investments—99.3% (cost $1,037,443,696)		978,751,207

Other assets less liabilities—0.7%		6,470,503

Net Assets—100.0%		$985,221,710

Schedule of Investments—California Municipal Portfolio	17

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$536,247	$—	$536,247
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	109,797	—	109,797
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	262,798	—	262,798
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	265,815	—	265,815
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(411,324)	—	(411,324)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(380,876)	—	(380,876)
USD	4,540	01/15/2027	CPI#	3.466%	Maturity	(165,365)	(7,350)	(158,015)
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,403,899	—	3,403,899
USD	10,130	01/15/2029	CPI#	3.290%	Maturity	(331,459)	—	(331,459)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	27,725	—	27,725
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	691,277	—	691,277
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	685,841	—	685,841
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	336,774	—	336,774
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	352,231	—	352,231
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	194,119	—	194,119
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(163,366)	—	(163,366)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(211,510)	—	(211,510)

						$5,202,623	$(7,350)	$5,209,973

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	16,000	04/30/2030	1 Day SOFR	3.715%	Annual	$(598,385)	$—	$(598,385)
USD	1,700	04/30/2030	1 Day SOFR	3.500%	Annual	(86,920)	—	(86,920)
USD	14,000	07/31/2030	1 Day SOFR	4.016%	Annual	(257,122)	—	(257,122)
USD	28,000	04/15/2032	1 Day SOFR	3.120%	Annual	2,567,083	—	2,567,083

						$1,624,656	$—	$1,624,656

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	59		$(8,510)	$(5,387)	$(3,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	195		(28,062)	(23,303)	(4,759)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	**	(71)	(56)	(15)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32		(4,642)	(2,966)	(1,676)

18	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50%	USD	333	$(47,965)	$(29,881)	$(18,084)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	403	(58,023)	(37,116)	(20,907)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	526	(75,677)	(45,780)	(29,897)

						$(222,950)	$(144,489)	$(78,461)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,502,266	$—	$1,502,266

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

** Notional amount less than 500.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $96,298,212 or 9.8% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Fair valued by the Adviser.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Defaulted.
(i)	IO—Interest Only.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	19

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2023

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.5%

Long-Term Municipal Bonds–91.9%
Alabama–3.4%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,404,922
Black Belt Energy Gas District Series 2018 4.548% (SOFR + 0.90%), 12/01/2048 (Pre-refunded/ETM)(a)	8,140	8,138,742
Black Belt Energy Gas District (Goldman Sachs Group Inc/The) Series 2023-D 5.50%, 06/01/2049	11,435	11,662,129
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	1,000	867,678
4.00%, 02/01/2040	2,680	2,289,010
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	23,887,789
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	52,335	51,989,846
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	44,385	41,281,849
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	7,000	7,070,610
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	13,025	13,109,528

Principal Amount (000)		U.S. $ Value
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	$6,480	$4,551,456

		166,253,559

Alaska–0.1%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2024	4,375	4,419,617
Series 2015-C 5.00%, 09/01/2024	2,730	2,757,841

		7,177,458

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	1,920	1,986,626

Arizona–1.6%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023	1,270	1,271,547
5.00%, 12/01/2024	1,500	1,515,155
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,036,528
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(c)(d)(e)	2,000	120,000
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	11,680	11,810,351
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,420,564
2.542%, 07/01/2033	5,000	3,831,715
2.642%, 07/01/2034	10,000	7,540,603
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2024	9,010	9,086,431
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030	600	654,139
5.00%, 07/01/2031	850	922,441
5.00%, 07/01/2032	825	892,017

20	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2020-A 5.00%, 07/01/2030	$500	$545,115
5.00%, 07/01/2031	650	705,396
5.00%, 07/01/2032	400	432,493
5.00%, 07/01/2033	490	529,954
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	3,776,416
2.171%, 07/01/2033	5,000	3,694,508
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 5.00%, 07/15/2037	1,805	1,941,882
5.00%, 07/15/2038	5,500	5,870,501
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(b)	2,500	2,459,334
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,366,239
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,014,913
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,094,001
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	5,757,160

		80,289,403

Arkansas–0.1%
Arkansas Development Finance Authority (Hybar LLC) Series 2023 12.00%, 07/01/2048(b)	1,900	1,946,817
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	3,000	2,809,455

		4,756,272

California–7.3%
California Community Choice Financing Authority Series 2023 5.228% (SOFR + 1.67%), 02/01/2054(a)	5,000	4,965,612
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	10,000	10,290,623

Principal Amount (000)		U.S. $ Value
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	$16,165	$16,126,873
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.188% (SOFR + 1.63%), 07/01/2053(a)	5,000	4,969,556
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	18,035	13,370,236
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	23,560	23,416,077
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,241,152
Series 2021-A 5.00%, 02/01/2027	12,040	12,547,276
California State University Series 2021-B 2.374%, 11/01/2035	5,000	3,618,928
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	5,942,415
Series 2019 5.00%, 05/15/2039	5,215	5,260,654
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	5,647,821
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	2,425	1,862,374
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	13,250	9,960,205
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	5,500	3,901,287

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	$12,800	$9,074,468
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	7,000	5,242,349
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,126,224
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	6,545	4,339,194
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2021-A 4.00%, 06/01/2037	6,165	6,174,985
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2038	5,000	5,362,414
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	15,000	12,285,367
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037	9,645	9,867,134
State of California Series 2013 5.00%, 11/01/2024	18,550	18,569,797
5.00%, 11/01/2024 (Pre-refunded/ETM)	1,450	1,452,774
5.00%, 11/01/2025	15,995	16,009,215
5.00%, 11/01/2025 (Pre-refunded/ETM)	7,470	7,484,289
Series 2014 5.00%, 05/01/2025	30,965	31,225,211
5.00%, 05/01/2026	50,000	50,303,945

Principal Amount (000)		U.S. $ Value
Series 2019 5.00%, 11/01/2031	$11,225	$11,980,612
5.00%, 04/01/2036	16,225	17,157,852
Series 2020 5.00%, 03/01/2035	460	493,713
Series 2023 5.00%, 09/01/2037	10,000	10,832,139
5.00%, 09/01/2043	10,000	10,625,891
5.10%, 03/01/2029	2,000	1,993,054
6.00%, 03/01/2033	1,000	1,040,332
University of California Series 2023-B 5.00%, 05/15/2042	5,000	5,299,950

		362,061,998

Colorado–2.2%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(b)	3,680	3,550,000
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2016-A 5.00%, 11/15/2023	4,085	4,089,906
Series 2018-A 5.00%, 12/01/2023	14,315	14,323,343
5.00%, 12/01/2025	10,000	10,092,158
5.00%, 12/01/2026	16,080	16,345,180
5.00%, 12/01/2027	8,865	9,081,287
5.00%, 12/01/2028	24,320	25,092,384
5.00%, 12/01/2032	1,620	1,657,500
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	1,000	1,032,479
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2030	2,000	2,064,957
5.00%, 08/01/2035	1,995	2,044,266
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027	2,280	2,366,166
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,312	1,742,075
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	11,000	12,423,334
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 5.80%, 12/01/2032	1,630	1,618,440

22	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	$822	$593,616
5.00%, 12/15/2026	270	278,598
AGM Series 2020
5.00%, 12/01/2024	485	489,735
5.00%, 12/01/2027	305	317,505
5.00%, 12/01/2030	385	406,054
5.00%, 12/01/2033	285	300,240
5.00%, 12/01/2050	300	301,811

		110,211,034

Connecticut–3.2%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023	1,420	1,420,925
5.00%, 11/01/2028	1,000	1,041,888
Series 2017-B 5.00%, 08/15/2025	1,085	1,107,370
5.00%, 08/15/2026	4,500	4,617,149
5.00%, 08/15/2027	6,610	6,866,946
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	794,455
Series 2017-C 5.00%, 08/15/2024	2,245	2,265,287
5.00%, 08/15/2026	2,480	2,544,562
5.00%, 08/15/2027	2,605	2,706,262
5.00%, 08/15/2028	1,620	1,684,858
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026	1,000	995,850
5.00%, 07/01/2027	1,100	1,096,539
5.00%, 07/01/2028	1,100	1,097,250
5.00%, 07/01/2029	1,200	1,194,494
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	19,535	18,824,780
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,385,086
Series 2015-B 5.00%, 06/15/2032	7,345	7,443,918
Series 2015-F 5.00%, 11/15/2027	1,570	1,607,626
Series 2016-A 5.00%, 03/15/2024	2,805	2,818,121
5.00%, 03/15/2029	14,500	14,885,137
Series 2016-E 5.00%, 10/15/2024	17,000	17,198,589
5.00%, 10/15/2025	3,025	3,091,883
Series 2017-B 5.00%, 04/15/2028	2,515	2,666,447

Principal Amount (000)		U.S. $ Value
Series 2018-C 5.00%, 06/15/2026	$5,500	$5,688,188
Series 2018-D 5.00%, 04/15/2026	16,655	17,184,511
Series 2020-A 5.00%, 01/15/2040	2,565	2,653,093
State of Connecticut Special Tax Revenue Series 2020 4.00%, 05/01/2036	1,000	987,591
Series 2021-A 4.00%, 05/01/2040	3,835	3,570,446
Series 2021-D 4.00%, 11/01/2039	1,060	1,002,236
Town of Stratford CT BAM Series 2019
5.00%, 01/01/2030	2,035	2,103,121
5.00%, 01/01/2031	3,890	4,023,778
5.00%, 01/01/2032	3,890	4,023,535
5.00%, 01/01/2033	3,555	3,674,920
University of Connecticut Series 2022-A 5.00%, 05/01/2040	7,065	7,392,469

		156,659,310

Delaware–0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026	3,250	3,257,216
5.00%, 01/01/2027	2,220	2,224,766
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	553,541
5.00%, 09/01/2050	1,000	936,572

		6,972,095

District of Columbia–0.2%
Metropolitan Washington Airports Authority Aviation Revenue Series 2017 5.00%, 10/01/2025	3,750	3,795,178
Series 2019-A 5.00%, 10/01/2032	5,000	5,145,763

		8,940,941

Florida–4.3%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(b)	510	492,307
City of Lakeland FL Department of Electric Utilities AGM Series 2010
4.50%, 10/01/2023	5,355	5,355,000

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	$5,000	$5,111,098
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034	650	374,310
Zero Coupon, 09/01/2035	650	350,557
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,101,276
Series 2019-C 2.384%, 10/01/2026	1,250	1,154,882
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,000,000
County of Broward FL Convention Center Hotel Revenue Series 2022 5.00%, 01/01/2035	2,685	2,903,876
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2023	1,725	1,725,000
5.00%, 10/01/2024	1,610	1,616,376
County of Miami-Dade FL Water & Sewer System Revenue Series 2021 4.00%, 10/01/2038	2,490	2,360,195
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	735	524,116
Zero Coupon, 10/01/2031	905	613,870
Zero Coupon, 10/01/2032	500	322,148
Zero Coupon, 10/01/2033	1,210	742,251
Zero Coupon, 10/01/2034	1,260	729,633
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	25,000	25,519,808
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,354,286

Principal Amount (000)		U.S. $ Value
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(b)	$3,765	$3,121,935
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024	1,000	1,010,356
5.00%, 10/01/2026	1,750	1,780,780
5.00%, 10/01/2028	1,015	1,033,632
Series 2021 1.425%, 10/01/2026	3,000	2,678,221
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	3,000	3,107,433
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	6,473,818
5.00%, 10/01/2031	4,085	4,160,517
Series 2019-A 5.00%, 10/01/2033	7,975	8,206,147
Hillsborough County Aviation Authority Series 2015 5.00%, 10/01/2040 (Pre-refunded/ETM)	2,020	2,034,052
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,495,229
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015
5.00%, 10/01/2023	2,650	2,650,000
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,232,022
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,573,239
5.00%, 10/01/2025	1,495	1,502,368
Series 2017-A 5.00%, 10/01/2026	22,290	23,101,844
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028	7,795	8,008,781
5.00%, 07/01/2029	6,215	6,391,972

24	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029	$3,000	$3,061,032
5.00%, 01/01/2030	3,180	3,242,479
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2023	5,000	5,000,000
5.00%, 10/01/2024	6,560	6,608,178
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036	1,000	882,068
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	25,306,269
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	21,476,268
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(b)	2,000	1,954,556
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,415,784
Village Community Development District No. 15 Series 2023 4.85%, 05/01/2038(b)	1,000	963,508

		211,823,477

Georgia–2.7%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,241,468
Series 2021-C 4.00%, 07/01/2042	1,250	1,109,675
5.00%, 07/01/2029	1,250	1,301,687
5.00%, 07/01/2030	1,315	1,374,087
5.00%, 07/01/2031	1,725	1,811,983
5.00%, 07/01/2032	1,000	1,050,989
5.00%, 07/01/2033	1,400	1,465,484
5.00%, 07/01/2034	3,000	3,135,416
5.00%, 07/01/2036	2,400	2,483,186
5.00%, 07/01/2037	2,500	2,567,210
Series 2022-B 5.00%, 07/01/2035	1,565	1,637,546
5.00%, 07/01/2036	2,845	2,954,078
5.00%, 07/01/2037	2,535	2,610,351

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2039	$2,765	$2,819,916
5.00%, 07/01/2040	7,105	7,224,079
5.00%, 07/01/2041	7,460	7,547,703
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026	1,000	1,019,987
5.00%, 04/01/2027	250	257,322
5.00%, 04/01/2028	250	259,646
5.00%, 04/01/2029	300	313,475
5.00%, 04/01/2030	225	235,980
5.00%, 04/01/2031	250	260,137
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(b)	10,000	9,428,033
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2023-A 5.00%, 06/01/2053	22,965	22,775,693
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-C 4.00%, 08/01/2048 (Pre-refunded/ETM)	8,000	7,997,381
Series 2023 5.264% (SOFR + 1.70%), 12/01/2053(a)	5,000	4,964,678
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	5,350	5,315,652
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(b)	25,000	26,830,363

		132,993,205

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	855	842,667

Hawaii–0.1%
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,600,542

Illinois–5.8%
Chicago Board of Education Series 2012-B 5.00%, 12/01/2033	2,265	2,174,160
Series 2017-F 5.00%, 12/01/2023	7,000	7,009,978
Series 2018-A 5.00%, 12/01/2026	1,000	1,013,333

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Series 2021-A 5.00%, 12/01/2037	$3,750	$3,641,052
Series 2022-B 4.00%, 12/01/2041	2,200	1,807,932
Series 2023 5.25%, 04/01/2034	2,125	2,278,973
5.25%, 04/01/2039	1,250	1,287,827
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,085,802
Series 2018-A 5.00%, 01/01/2039	6,000	6,005,255
Series 2022 4.00%, 01/01/2042	3,160	2,882,304
5.00%, 01/01/2029	500	515,612
5.00%, 01/01/2030	800	827,024
5.00%, 01/01/2033	890	930,199
5.00%, 01/01/2040	1,850	1,843,261
5.00%, 01/01/2041	2,000	1,985,578
5.00%, 01/01/2042	2,200	2,183,313
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2025	350	345,667
5.00%, 09/01/2026	300	295,290
5.00%, 09/01/2027	455	447,539
5.00%, 09/01/2029	575	561,478
5.00%, 09/01/2031	1,000	967,602
5.00%, 09/01/2034	600	566,192
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027	1,000	1,017,036
5.00%, 11/15/2028	1,250	1,269,756
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027	16,370	16,627,253
5.00%, 02/01/2028	13,565	13,763,832
5.00%, 02/01/2029	12,885	13,094,304
Illinois State Toll Highway Authority Series 2021-A 5.00%, 01/01/2041	27,195	28,149,156
Metropolitan Pier & Exposition Authority Series 2022 4.00%, 12/15/2042	2,745	2,370,775
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	2,240	2,559,155
5.25%, 12/01/2035	4,835	5,521,048
Series 2015-A 5.00%, 12/01/2044 (Pre-refunded/ETM)	8,350	8,451,404
Series 2015-B 5.00%, 12/01/2039 (Pre-refunded/ETM)	7,660	7,753,024

Principal Amount (000)		U.S. $ Value
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2024 (Pre-refunded/ETM)	$10,020	$10,082,014
5.00%, 06/01/2025 (Pre-refunded/ETM)	12,450	12,661,995
State of Illinois Series 2014 5.00%, 02/01/2024	3,500	3,507,690
5.00%, 05/01/2025	18,120	18,151,020
5.00%, 05/01/2027	5,000	5,004,349
Series 2016 5.00%, 02/01/2029	1,100	1,128,030
Series 2017-A 5.00%, 12/01/2024	8,590	8,665,982
Series 2017-D 5.00%, 11/01/2024	55,545	56,000,902
5.00%, 11/01/2028	1,675	1,729,465
Series 2019-B 4.00%, 11/01/2033	9,000	8,678,657
Series 2020 5.50%, 05/01/2039	1,500	1,564,924
Series 2022-B 5.25%, 10/01/2037	4,000	4,149,653
Series 2023-B 5.00%, 05/01/2033	10,000	10,504,719

		285,061,514

Indiana–1.2%
City of Fort Wayne IN 10.75%, 12/01/2029(c)(d)	159	16
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	9,819,059
Series 2023 4.40%, 11/01/2045	14,460	14,083,239
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2028(f)	1,175	1,214,154
5.00%, 10/01/2029(f)	1,425	1,479,164
5.00%, 10/01/2030(f)	1,000	1,044,205
5.00%, 10/01/2032(f)	1,715	1,797,400
5.00%, 10/01/2034(f)	800	842,869
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024	715	713,843
5.00%, 04/01/2025	750	748,822
5.00%, 04/01/2026	790	787,290
5.00%, 04/01/2027	830	824,443
5.00%, 04/01/2028	875	861,610
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	11,690	10,798,715

26	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	$1,895	$1,630,110
Indianapolis Local Public Improvement Bond Bank Series 2015 4.00%, 01/01/2025	11,570	11,483,689

		58,128,628

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	5,450	5,079,676
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	5,811,565
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	13,966,323

		24,857,564

Kansas–0.0%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(b)	215	215,106
6.50%, 11/15/2042(b)	1,610	1,590,783

		1,805,889

Kentucky–2.3%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,421,015
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2023-A 5.00%, 09/01/2024	11,545	11,635,923
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,026,150
5.00%, 08/15/2041	1,260	1,245,956
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028	8,780	8,774,791
5.00%, 06/01/2030	5,870	5,802,263

Principal Amount (000)		U.S. $ Value
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	$24,850	$24,617,553
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.00%, 12/01/2049	36,475	35,939,339
Series 2019-A 4.00%, 12/01/2049	10,895	10,733,297
Kentucky Turnpike Authority Series 2016-A 5.00%, 07/01/2024	3,420	3,441,496
5.00%, 07/01/2025	2,515	2,557,603
5.00%, 07/01/2027	5,075	5,211,169

		114,406,555

Louisiana–1.1%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027	6,450	6,543,224
5.00%, 08/01/2028	2,535	2,567,182
Louisiana Local Government Environmental Facilities & Community Development Auth (American BioCarbon CT LLC) Series 2023 4.00%, 12/01/2046	20,275	20,188,995
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	8,000	7,877,862
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	2,250	2,284,966
6.10%, 06/01/2038(b)	3,030	3,197,314
6.10%, 12/01/2040(b)	2,595	2,738,293
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,159,754
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.224% (SOFR + 0.50%), 05/01/2043(a)	10,340	10,096,870

		56,654,460

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	$1,000	$1,010,361

Maryland–0.9%
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	165	173,843
County of Prince George’s MD Series 2019-A 5.00%, 07/15/2024	10,000	10,093,641
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	10,000	10,077,673
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2029	1,500	1,579,900
5.00%, 04/15/2031	1,365	1,439,637
State of Maryland Series 2017-B 5.00%, 08/01/2025	15,000	15,328,741
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026	1,500	1,520,731
5.00%, 08/01/2028	1,050	1,081,058
5.00%, 08/01/2029	700	724,531
5.00%, 08/01/2033	1,000	1,039,767
5.00%, 08/01/2034	1,000	1,037,972

		44,097,494

Massachusetts–1.4%
Commonwealth of Massachusetts Series 2017-D 5.00%, 02/01/2036	4,435	4,591,760
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	10,854,064
Massachusetts Bay Transportation Authority Assessment Revenue Series 2022-A 4.00%, 07/01/2039	2,290	2,156,250
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2029	1,000	1,064,403
5.00%, 10/01/2030	1,000	1,064,248
5.00%, 10/01/2031	1,010	1,074,256
5.00%, 10/01/2032	1,055	1,122,586
5.00%, 10/01/2033	1,625	1,730,500

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025	$7,565	$7,709,787
5.00%, 07/01/2028	7,500	7,879,825
5.00%, 07/01/2029	9,000	9,395,235
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,016,976
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2028	1,425	1,402,584
5.00%, 07/01/2030	2,100	2,037,153
5.00%, 07/01/2032	2,000	1,923,052
5.00%, 07/01/2033	2,000	1,916,011
AGM Series 2020-C 5.00%, 10/01/2026	325	332,118
5.00%, 10/01/2027	440	454,609
5.00%, 10/01/2028	500	521,644
5.00%, 10/01/2029	295	309,881
5.00%, 10/01/2030	315	333,128
5.00%, 10/01/2031	375	388,208
5.00%, 10/01/2032	245	253,310
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	8,907,901

		68,439,489

Michigan–5.6%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027	600	627,707
5.00%, 05/01/2028	635	673,639
5.00%, 05/01/2029	700	750,937
5.00%, 05/01/2030	635	687,965
5.00%, 05/01/2032	1,100	1,217,024
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.291% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	14,000	12,992,678
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024	2,700	2,718,748
5.00%, 07/01/2025	9,805	9,977,722
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	2,934,050

28	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	$48,585	$49,128,715
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.875%, 10/01/2023	2,000	2,000,000
4.00%, 10/01/2024	3,000	2,966,740
4.50%, 10/01/2029	12,065	11,554,518
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014
5.00%, 07/01/2025	22,045	22,160,000
5.00%, 07/01/2027	17,895	17,959,173
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2
5.00%, 07/01/2024	7,770	7,805,222
5.00%, 07/01/2025	16,525	16,611,204
5.00%, 07/01/2026	25,000	25,155,307
5.00%, 07/01/2027	5,110	5,128,325
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	5,000	4,349,187
4.00%, 06/01/2034	2,000	1,989,115
4.00%, 06/01/2035	1,000	982,649
4.00%, 06/01/2036	1,000	968,012
4.00%, 06/01/2037	1,000	953,132
4.00%, 06/01/2038	1,000	943,846
4.00%, 06/01/2039	2,000	1,868,017
5.00%, 06/01/2025	610	618,500
5.00%, 06/01/2026	1,290	1,322,190
5.00%, 06/01/2028	1,000	1,047,089
5.00%, 06/01/2029	2,000	2,109,647
5.00%, 06/01/2031	745	794,578
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,595,691
Series 2014-B 5.00%, 07/01/2027	4,990	4,967,584
5.00%, 07/01/2031	2,460	2,452,213
Michigan Finance Authority (Trinity Health Corp.) Series 2019 4.00%, 12/01/2040	5,595	5,118,764
Series 2015 5.00%, 12/01/2023	5,675	5,682,652
5.00%, 12/01/2024	4,400	4,448,941
5.00%, 12/01/2025	3,000	3,054,131
5.50%, 12/01/2026	4,500	4,599,904
5.50%, 12/01/2027	2,720	2,785,312

Principal Amount (000)		U.S. $ Value
Michigan Strategic Fund (Michigan Strategic Fund –I 75 Improvement Project) Series 2018 5.00%, 12/31/2024	$3,210	$3,205,963
5.00%, 12/31/2025	2,200	2,208,845
5.00%, 06/30/2026	2,400	2,413,794
5.00%, 12/31/2026	5,770	5,818,901
5.00%, 06/30/2027	7,635	7,719,764
5.00%, 12/31/2027	5,770	5,851,809
5.00%, 06/30/2028	4,645	4,719,447

		277,639,351

Minnesota–0.2%
State of Minnesota Series 2023-D 5.00%, 08/01/2024	12,000	12,122,415

Missouri–0.5%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025	1,445	1,445,783
5.00%, 03/01/2028	1,375	1,376,349
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2037	4,000	4,155,606
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033	4,000	3,947,182
4.00%, 07/01/2034	2,000	1,969,862
4.00%, 07/01/2035	1,500	1,465,059
4.00%, 07/01/2039	5,000	4,610,617
4.00%, 07/01/2040	1,500	1,376,369
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	845	849,003
5.75%, 03/01/2027	775	778,864
Missouri Joint Municipal Electric Utility Commission Series 2014-A 5.00%, 01/01/2025	2,630	2,659,894

		24,634,588

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025	2,500	2,514,628
5.00%, 02/15/2026	3,190	3,227,297
5.00%, 02/15/2027	6,950	7,088,177
5.00%, 02/15/2028	2,375	2,407,726

		15,237,828

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Nebraska–0.7%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	$5,000	$5,058,156
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050 (Pre-refunded/ETM)	17,480	17,539,018
Series 2022-1 5.00%, 05/01/2053	10,000	9,950,655

		32,547,829

Nevada–0.9%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2026	2,930	3,016,820
Clark County School District Series 2016-D 5.00%, 06/15/2024	26,915	27,068,787
County of Clark NV Series 2017 5.00%, 06/01/2024	6,550	6,596,512
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	4,729,057
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(b)	2,500	2,485,124
8.125%, 01/01/2050(b)	3,075	3,071,225

		46,967,525

New Hampshire–0.1%
New Hampshire Business Finance Authority Series 2022-2 0.35%, 09/20/2036(g)	20,000	445,698
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(b)	2,250	2,137,578

		2,583,276

New Jersey–6.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,054,358

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	$5,000	$4,750,676
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026	1,000	1,002,634
5.50%, 01/01/2027	1,000	1,002,911
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2023	1,500	1,500,000
5.00%, 10/01/2024	2,000	2,004,218
5.00%, 10/01/2025	2,750	2,762,928
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025	1,000	1,000,574
5.00%, 06/15/2026	3,500	3,502,009
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2027(f)	3,000	3,053,290
5.00%, 06/15/2033(f)	9,065	9,406,004
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,904,067
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	12,830	13,065,434
5.00%, 06/15/2028	975	994,402
Series 2018-A 5.00%, 06/15/2029	3,050	3,110,213
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027	8,605	8,973,340
5.00%, 12/15/2029	38,555	40,374,688
5.00%, 12/15/2030	5,885	6,134,627
5.00%, 12/15/2032	5,230	5,419,633
5.00%, 12/15/2033	7,230	7,477,309

30	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2019 5.00%, 12/15/2028	$4,000	$4,214,235
5.00%, 06/15/2029	1,525	1,598,332
5.00%, 12/15/2031	3,195	3,372,067
Series 2019-B 5.00%, 06/15/2033	3,885	4,021,814
Series 2020-A 5.00%, 06/15/2035	1,810	1,905,428
Series 2022-A 5.00%, 06/15/2034	6,635	7,078,318
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2027	5,040	5,073,610
5.00%, 01/01/2028	40,000	40,274,480
5.00%, 01/01/2029	30,900	31,102,920
Series 2014-C 5.00%, 01/01/2024	14,720	14,755,215
Series 2017-A 5.00%, 01/01/2029	7,235	7,498,509
Series 2017-B 5.00%, 01/01/2029	10,000	10,537,170
5.00%, 01/01/2030	14,830	15,556,372
5.00%, 01/01/2031	15,220	15,959,191
Series 2021-B 1.713%, 01/01/2029	6,625	5,614,824
AGM Series 2005-D3
5.25%, 01/01/2026	14,770	15,225,638
South Jersey Transportation Authority BAM Series 2022
5.00%, 11/01/2036	450	475,844
5.00%, 11/01/2037	400	418,918
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2025	4,125	4,179,435
5.00%, 06/01/2026	3,000	3,058,907
5.00%, 06/01/2027	4,000	4,110,058
5.00%, 06/01/2028	2,140	2,214,419
5.00%, 06/01/2035	2,620	2,690,609

		325,429,628

New York–9.7%
City of New York NY Series 2014-A 5.00%, 08/01/2027	1,130	1,139,318
Series 2018-D 5.00%, 12/01/2039	2,435	2,492,722
Series 2020-A 5.00%, 08/01/2024	1,260	1,271,826
Series 2021 1.396%, 08/01/2027	18,750	16,257,666
Series 2021-F 5.00%, 06/01/2044(h)	5,000	5,069,563
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	9,215,464
Dutchess County Local Development Corp. (Bard College)
Series 2020-B 5.918%, 07/01/2039	4,695	4,370,026

Principal Amount (000)		U.S. $ Value
Metropolitan Transportation Authority Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	$9,505	$9,514,580
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,209,985
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,065	4,069,819
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,066,348
Series 2017-C 5.00%, 11/15/2028	1,610	1,667,541
5.00%, 11/15/2030	56,065	57,946,962
5.00%, 11/15/2031	5,505	5,684,455
5.00%, 11/15/2033	8,500	8,751,321
Series 2021-D 3.894% (SOFR + 0.33%), 11/01/2035(a)	8,980	8,952,943
New York City Municipal Water Finance Authority 5.00%, 06/15/2034	10,650	11,927,042
5.00%, 06/15/2035	2,000	2,213,300
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	28,000	29,481,995
5.00%, 07/15/2032	25,945	27,281,572
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2017-A 5.00%, 08/01/2033	4,860	4,983,229
Series 2019-B 5.00%, 11/01/2035	10,000	10,555,869
5.00%, 11/01/2036	41,825	43,828,188
Series 2020 4.00%, 05/01/2042	4,750	4,327,914
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(b)	400	384,614
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	3,684,822
2.80%, 09/15/2069	11,555	9,949,073
New York State Dormitory Authority Series 2014-C 5.00%, 03/15/2027 (Pre-refunded/ETM)	2,015	2,024,890
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2039	1,825	1,710,843

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Series 2021-E 4.00%, 03/15/2037	$19,200	$18,488,569
Series 2022-A 4.00%, 03/15/2039	3,500	3,281,068
4.00%, 03/15/2040	6,990	6,495,541
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	4,010	4,030,544
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	20,115	20,308,020
5.00%, 01/01/2028	22,110	22,364,882
5.00%, 01/01/2029	27,145	27,382,446
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	7,015	6,976,751
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	1,991,433
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,450	3,455,667
Series 2019 4.00%, 11/01/2037	2,915	2,679,943
Series 2020-2 5.00%, 07/15/2033	5,910	6,242,247
Series 2021-2 4.00%, 07/15/2037	2,980	2,759,157
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027	1,045	1,083,089
5.00%, 06/01/2029	2,080	2,194,788
5.00%, 06/01/2033	2,395	2,519,769
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	11,148,168
2.591%, 05/15/2036	2,000	1,466,127
Series 2022 5.00%, 05/15/2030	7,000	7,582,516
Series 2022-A 5.00%, 08/15/2024	16,720	16,873,938

Principal Amount (000)		U.S. $ Value
Series 2022-E 4.608% (SOFR + 1.05%), 04/01/2026(a)	$14,000	$14,048,234

		481,406,787

North Carolina–0.5%
Greater Asheville Regional Airport Authority
AGM Series 2022-A 5.00%, 07/01/2035	1,740	1,803,996
5.00%, 07/01/2036	1,500	1,544,367
5.00%, 07/01/2037	1,250	1,279,914
5.25%, 07/01/2038	1,200	1,244,833
5.25%, 07/01/2039	1,300	1,343,234
5.25%, 07/01/2040	3,220	3,314,732
5.25%, 07/01/2042	1,140	1,164,472
AGM Series 2023 5.00%, 07/01/2036	650	670,981
5.00%, 07/01/2037	1,400	1,436,553
5.00%, 07/01/2038	420	427,348
5.25%, 07/01/2041	1,000	1,028,149
5.25%, 07/01/2042	1,000	1,023,395
State of North Carolina Series 2020-A 5.00%, 06/01/2025	7,500	7,656,803

		23,938,777

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028	2,000	1,885,218
5.00%, 06/01/2030	3,000	2,769,327

		4,654,545

Ohio–1.2%
American Municipal Power, Inc. (American Municipal Power AMP Fremont Energy Center Revenue) Series 2021 4.00%, 02/15/2036	1,000	943,779
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037	2,000	1,917,451
4.00%, 06/01/2038	1,000	943,973
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026	10,000	10,266,501
5.00%, 08/01/2027	8,465	8,786,347
5.00%, 08/01/2028	1,955	2,038,692
Series 2020 5.00%, 12/01/2028	5,400	5,676,045
5.00%, 12/01/2029	1,565	1,658,008
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026	2,745	2,739,300
5.00%, 02/15/2027	2,710	2,707,596

32	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	$1,000	$1,045,248
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	695	662,556
6.375%, 12/01/2037	5,000	4,743,239
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2023	1,280	1,281,350
Ohio Higher Educational Facility Commission (Oberlin College) Series 2023 5.00%, 10/01/2028	1,425	1,504,647
5.00%, 10/01/2030	4,560	4,917,431
5.00%, 10/01/2032	3,030	3,316,738
5.00%, 10/01/2037	1,270	1,347,265
5.00%, 10/01/2038	1,335	1,406,670

		57,902,836

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,235	1,210,734
5.00%, 07/01/2028	1,280	1,243,712
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	4,000	3,509,912
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	4,245	3,867,934

		9,832,292

Oregon–0.8%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024 (Pre-refunded/ETM)	220	220,984
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030	415	438,749
5.00%, 08/15/2031	1,245	1,305,596
5.00%, 08/15/2033	500	523,862
5.00%, 08/15/2034	875	916,871
5.00%, 08/15/2035	755	786,721
5.00%, 08/15/2036	1,300	1,342,558

Principal Amount (000)		U.S. $ Value
Multnomah County School District No. 1 Portland/OR Series 2020 5.00%, 06/15/2024	$5,000	$5,036,145
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,449,696
Series 2022-2 4.00%, 07/01/2038	11,255	10,420,322
4.00%, 07/01/2040	7,170	6,505,088
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,231,051
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2023	10	10,007
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,449,321
Umatilla County School District No. 6R Umatilla Series 2023-B Zero Coupon, 06/15/2043	2,000	704,101

		37,341,072

Other–1.0%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(b)	23,651	20,157,683
Series 2019-C, Class 1 3.87%, 11/15/2035(b)	5,517	4,618,878
Series 2019-D, Class 1 3.87%, 11/15/2035(b)	5,037	4,199,803
Series 2019-E, Class 1 3.87%, 11/15/2035(b)	3,384	2,809,724
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.625%, 06/15/2035(b)	9,455	7,576,141
2.65%, 06/15/2035(b)	4,745	3,766,622
Series 2019-M 2.60%, 09/15/2033(b)	9,395	7,513,538

		50,642,389

Pennsylvania–8.5%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	5,290	5,563,136
5.00%, 07/15/2032	6,500	6,820,543
5.00%, 07/15/2033	7,600	7,980,075

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
Series 2022 4.68% (MUNIPSA + 0.70%), 11/15/2047(a)	$10,000	$9,894,521
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,505,461
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(b)	950	927,070
City of Philadelphia PA Series 2017-A 5.00%, 08/01/2027	12,000	12,511,898
5.00%, 08/01/2028	12,310	12,762,714
5.00%, 08/01/2029	9,970	10,317,949
5.00%, 08/01/2030	4,000	4,141,644
5.00%, 08/01/2032	8,010	8,289,634
Series 2019-A 5.00%, 08/01/2026	1,420	1,461,290
Series 2019-B 5.00%, 02/01/2030	1,020	1,078,198
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	10,350	10,631,314
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024	7,000	7,075,217
5.00%, 10/01/2025	7,750	7,923,617
5.00%, 10/01/2026	2,675	2,768,591
AGM Series 2023-B 5.00%, 09/01/2037	1,500	1,605,970
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	9,677,267
Series 2017 5.00%, 01/01/2024	1,000	1,002,048
5.00%, 01/01/2025	2,145	2,175,378
5.00%, 01/01/2026	6,065	6,234,907
5.00%, 01/01/2027	14,415	15,016,748
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,591,083
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,013,289
AGM Series 2022
4.00%, 07/01/2038	10,000	9,249,432
4.00%, 07/01/2039	10,000	9,096,422

Principal Amount (000)		U.S. $ Value
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027	$2,250	$2,229,058
5.00%, 12/01/2032	2,750	2,632,796
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026	1,400	1,426,002
5.00%, 09/01/2027	1,750	1,797,377
5.00%, 09/01/2028	1,500	1,552,118
5.00%, 09/01/2029	3,000	3,093,305
5.00%, 09/01/2030	3,000	3,078,022
Series 2019 5.00%, 09/01/2030	1,710	1,770,530
5.00%, 09/01/2032	1,200	1,239,076
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2038	3,350	3,520,456
5.50%, 06/30/2039	4,750	4,965,506
5.50%, 06/30/2040	5,000	5,201,465
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026	8,540	8,547,794
5.00%, 12/31/2026	4,500	4,510,754
5.00%, 06/30/2027	12,450	12,480,311
5.00%, 12/31/2027	6,000	6,021,424
5.00%, 06/30/2028	10,790	10,822,572
5.00%, 12/31/2028	8,910	8,937,208
5.00%, 06/30/2042	1,015	951,110
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2029	3,000	3,159,800
5.00%, 04/15/2030	1,150	1,218,541
5.00%, 04/15/2031	1,635	1,724,401
Series 2022-C 4.68% (MUNIPSA + 0.70%), 11/15/2047(a)	15,140	14,981,101
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2017 4.00%, 08/15/2042	2,720	2,472,294
Series 2022 4.00%, 08/15/2038	1,065	1,008,568

34	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
4.00%, 08/15/2040	$1,345	$1,245,786
5.00%, 08/15/2029	825	876,911
5.00%, 08/15/2030	750	802,668
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028	7,025	7,307,045
5.00%, 06/01/2030	6,255	6,475,187
Series 2019 5.00%, 12/01/2029	8,000	8,458,016
5.00%, 12/01/2030	5,890	6,212,734
Series 2022-A 5.00%, 12/01/2036	1,000	1,058,507
Series 2023 4.83% (MUNIPSA + 0.85%), 07/15/2041(a)	24,000	24,000,139
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	920	911,215
5.00%, 08/01/2040	3,445	3,164,158
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035	1,700	1,556,453
4.00%, 11/01/2036	1,510	1,361,513
4.00%, 11/01/2037	1,350	1,191,570
4.00%, 11/01/2038	1,000	871,075
5.00%, 11/01/2027	835	856,124
5.00%, 11/01/2028	1,000	1,030,440
5.00%, 11/01/2029	1,000	1,033,589
5.00%, 11/01/2030	1,750	1,807,386
5.00%, 11/01/2031	1,685	1,738,164
5.00%, 11/01/2032	1,810	1,868,100
5.00%, 11/01/2033	1,750	1,808,481
5.00%, 11/01/2034	2,110	2,182,007
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	26,000	25,736,656
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,422,858
Series 2016-F 5.00%, 09/01/2024	24,200	24,381,957

		422,015,744

Puerto Rico–0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	15	14,848
Zero Coupon, 07/01/2033	1,346	793,474
4.00%, 07/01/2035	85	73,641
4.00%, 07/01/2046	103	79,284
5.375%, 07/01/2025	1,270	1,283,031

Principal Amount (000)		U.S. $ Value
5.625%, 07/01/2027	$4,709	$4,832,247
5.625%, 07/01/2029	1,982	2,048,016
5.75%, 07/01/2031	624	652,090
Series 2022-C 0.00%, 11/01/2043	4,414	2,289,865
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	5,100	4,969,488
5.25%, 07/01/2036	5,425	5,446,448
5.25%, 07/01/2041	4,260	4,157,620
Puerto Rico Electric Power Authority
AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,081,982
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	1,945	1,254,525
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,250	2,295,065
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	2,938	2,844,186

		38,115,810

Rhode Island–0.0%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2032	2,195	2,277,210

South Carolina–1.7%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	48,580,940
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 10/01/2054	7,000	7,045,673
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2026	3,000	3,045,993
5.00%, 12/01/2027	2,500	2,534,792
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(b)	1,445	1,235,674

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030	$1,435	$1,456,770
5.00%, 12/01/2034	1,000	1,010,320
Series 2020-A 4.00%, 12/01/2037	1,690	1,544,174
5.00%, 12/01/2043	1,800	1,803,075
Series 2021-A 4.00%, 12/01/2035	5,475	5,167,033
4.00%, 12/01/2036	3,650	3,392,386
Series 2021-B 5.00%, 12/01/2040	1,200	1,213,355
5.00%, 12/01/2043	6,350	6,362,131

		84,392,316

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029	3,400	3,473,657
5.00%, 09/01/2030	3,625	3,700,347

		7,174,004

Tennessee–1.5%
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.50%, 07/01/2039	2,500	2,636,519
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,459,009
Tennergy Corp/TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	21,150	21,481,133
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	43,555	43,453,756

		73,030,417

Texas–4.7%
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.00%, 06/01/2042(b)	1,000	972,584
Board of Regents of the University of Texas System Series 2022-A 4.00%, 08/15/2042	1,895	1,721,639
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,001,770

Principal Amount (000)		U.S. $ Value
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	$3,200	$3,228,653
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	4,793,444
City of Dallas TX Series 2023-A 5.00%, 02/15/2039	2,000	2,090,548
5.00%, 02/15/2042	7,250	7,490,729
City of El Paso TX Water & Sewer Revenue Series 2019-B 5.00%, 03/01/2025	3,000	3,046,574
Series 2022 5.00%, 03/01/2037	4,275	4,466,669
5.00%, 03/01/2039	3,880	3,999,383
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	16,626,394
City of Houston TX (City of Houston TX Hotel Occupancy Tax)
Series 2015 5.00%, 09/01/2025	2,000	2,010,202
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2018 5.00%, 07/15/2028	9,135	9,093,482
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2027	10,785	10,844,205
5.00%, 05/15/2028	6,065	6,099,399
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2035	2,200	2,342,710
5.00%, 02/01/2036	1,875	1,980,009
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028 (Pre-refunded/ETM)	11,585	11,589,422
Series 2023-C 5.00%, 11/01/2028	6,500	6,703,835
5.00%, 11/01/2031	5,500	5,662,044
Denton Independent School District Series 2015 5.00%, 08/15/2024	6,685	6,749,394
Series 2016 5.00%, 08/15/2027	1,220	1,253,986
Grand Parkway Transportation Corp.
Series 2013-B 5.25%, 10/01/2051 (Pre-refunded/ETM)	2,425	2,425,000

36	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group)
Series 2022
4.83% (MUNIPSA + 0.85%), 07/01/2049(a)	$1,500	$1,498,500
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group)
Series 2021 4.00%, 10/01/2042	5,000	4,402,018
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,507,279
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038	1,850	1,646,633
4.00%, 12/01/2039	1,000	879,837
5.00%, 12/01/2028	200	205,259
5.00%, 12/01/2029	500	515,203
5.00%, 12/01/2030	500	517,498
5.00%, 12/01/2031	500	517,924
5.00%, 12/01/2032	350	361,790
5.00%, 12/01/2034	750	765,943
5.00%, 12/01/2035	595	602,289
5.00%, 12/01/2036	1,000	1,003,842
Irving Hospital Authority (Baylor Medical Center at Irving)
Series 2017-A 5.00%, 10/15/2026	600	608,232
5.00%, 10/15/2029	600	609,233
5.00%, 10/15/2030	1,000	1,013,259
5.00%, 10/15/2031	1,020	1,030,308
Legacy Denton Public Facility Corp. (LDG Vintage Ranch LP)
Series 2022 5.00%, 04/01/2043	15,000	15,073,800
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(b)	10,680	10,221,813
New Hope Cultural Education Facilities Finance Corp.
Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,178,419
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group)
Series 2017-A 5.00%, 08/15/2025	2,500	2,545,220
5.00%, 08/15/2026	2,000	2,058,620
5.00%, 08/15/2028	2,750	2,857,853

Principal Amount (000)		U.S. $ Value
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group)
Series 2020 5.00%, 01/01/2035	$875	$767,530
Series 2022 4.00%, 01/01/2032	840	698,975
4.00%, 01/01/2037	1,155	872,959
North Texas Tollway Authority Series 2014 5.00%, 01/01/2024 (Pre-refunded/ETM)	900	902,065
North Texas Tollway Authority (North Texas Tollway System)
Series 2014 5.00%, 01/01/2024	1,845	1,848,961
Series 2015-B 5.00%, 01/01/2026	3,200	3,226,623
5.00%, 01/01/2027	2,100	2,117,412
5.00%, 01/01/2028	5,975	6,025,728
Series 2019-B 5.00%, 01/01/2027	2,000	2,064,300
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC)
Series 2020 3.625%, 01/01/2035(b)	1,360	1,051,379
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,332,923
Tarrant Regional Water District Water Supply System Revenue Series 2014 5.00%, 03/01/2044 (Pre-refunded/ETM)	38,020	38,166,312
University of Houston Series 2022-A 5.00%, 02/15/2040	1,750	1,811,180

		230,699,194

Utah–1.0%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2029	3,365	3,478,092
5.00%, 07/01/2030	7,670	7,964,459
5.00%, 07/01/2031	5,000	5,215,206
Series 2023-A 5.00%, 07/01/2033	4,905	5,158,525
BAM Series 2018-A 5.00%, 07/01/2043	17,000	16,746,591
Intermountain Power Agency Series 2023 5.00%, 07/01/2039	5,000	5,261,742
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,039,774

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
5.00%, 06/15/2028 (Pre-refunded/ETM)	$2,150	$2,192,757
Utah Transit Authority (Utah Transit Authority Sales Tax)
Series 2015-A 5.00%, 06/15/2026	1,305	1,329,387

		49,386,533

Virginia–1.0%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,343,827
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease)
Series 2019 5.00%, 05/15/2024	4,000	4,026,333
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC)
Series 2022 4.00%, 07/01/2030	2,000	1,893,564
4.00%, 01/01/2032	5,030	4,712,794
4.00%, 01/01/2037	7,250	6,577,085
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group)
Series 2020 5.00%, 01/01/2029	1,400	1,422,037
5.00%, 01/01/2030	1,650	1,677,768
5.00%, 01/01/2031	1,250	1,262,191
5.00%, 01/01/2033	1,750	1,766,679
5.00%, 01/01/2034	1,600	1,614,309
5.00%, 01/01/2035	1,570	1,579,795
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC)
Series 2022 3.50%, 11/01/2052	18,000	17,984,777

		47,861,159

Washington–2.8%
Energy Northwest (Bonneville Power Administration)
Series 2021 4.00%, 07/01/2042	12,825	11,901,043
Port of Seattle WA Series 2018-A 5.00%, 05/01/2025	8,320	8,421,072
Series 2018-B 5.00%, 05/01/2025	4,695	4,752,035
Series 2019 5.00%, 04/01/2032	1,500	1,548,669
5.00%, 04/01/2033	1,000	1,032,585

Principal Amount (000)		U.S. $ Value
Series 2021 4.00%, 08/01/2041	$5,000	$4,419,014
5.00%, 08/01/2033	5,000	5,216,206
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	10,000	8,873,964
State of Washington Series 2021-R 5.00%, 08/01/2024	5,220	5,271,973
Washington Economic Development Finance Authority (Mura Cascade ELP LLC)
Series 2022 3.90%, 12/01/2042(b)	31,200	31,124,593
Washington Health Care Facilities Authority (Multicare Health System Obligated Group)
Series 2015-B 5.00%, 08/15/2028	8,590	8,686,130
5.00%, 08/15/2029	16,560	16,697,183
5.00%, 08/15/2030	6,400	6,442,324
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group)
Series 2017 5.00%, 08/15/2025	2,000	2,007,575
5.00%, 08/15/2027	2,175	2,208,783
5.00%, 08/15/2028	3,700	3,755,465
5.00%, 08/15/2030	8,005	8,123,430
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities Dist Lodging Tax Revenue)
Series 2021 4.00%, 07/01/2031	7,015	6,454,552

		136,936,596

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	15,920	14,415,559

Wisconsin–2.6%
DeForest Area School District/WI Series 2020 5.00%, 04/01/2024	1,810	1,819,794
State of Wisconsin Series 2019-A 5.00%, 05/01/2025 (Pre-refunded/ETM)	9,000	9,158,908
5.00%, 05/01/2027 (Pre-refunded/ETM)	12,500	13,072,955
5.00%, 05/01/2028 (Pre-refunded/ETM)	12,000	12,550,037

38	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2023-1 5.00%, 05/01/2024	$3,170	$3,190,174
UMA Education, Inc.
Series 2019 5.00%, 10/01/2023(b)	895	895,000
5.00%, 10/01/2025(b)	3,360	3,330,528
5.00%, 10/01/2026(b)	3,605	3,565,605
5.00%, 10/01/2027(b)	3,720	3,682,913
5.00%, 10/01/2028(b)	3,525	3,488,231
5.00%, 10/01/2029(b)	835	823,958
Wisconsin Center District
AGM Series 2020-C Zero Coupon, 12/15/2028	1,075	863,127
Zero Coupon, 12/15/2030	2,140	1,566,790
Zero Coupon, 12/15/2032	2,800	1,862,447
Zero Coupon, 12/15/2034	2,500	1,499,740
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue)
Series 2024-1 5.00%, 07/01/2029(f)	2,520	2,634,233
5.00%, 07/01/2031(f)	7,100	7,524,716
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group)
Series 2022 4.16% (MUNIPSA + 0.18%), 08/15/2054(a)	4,000	3,921,196
Series 2023 5.00%, 08/15/2054	5,000	5,102,597
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group)
Series 2021 4.00%, 10/15/2034	2,500	2,434,680
4.00%, 10/15/2035	1,000	956,206
Wisconsin Public Finance Authority Series 2020 3.00%, 04/01/2025 (Pre-refunded/ETM)(b)	20	19,715
Series 2022 5.50%, 02/01/2042(b)	6,955	6,337,955
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The))
Series 2020 5.00%, 01/01/2040	3,750	3,485,231
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016-A 5.00%, 01/01/2024	1,000	1,000,825
Wisconsin Public Finance Authority (CFC-SA LLC)
Series 2022 5.00%, 02/01/2042	2,000	1,869,186

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Duke Energy Progress LLC)
Series 2022 3.30%, 10/01/2046	$5,315	$5,189,923
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1)
Series 2023 Zero Coupon, 09/01/2029(b)	1,000	628,431
Wisconsin Public Finance Authority (Queens University of Charlotte)
Series 2022 5.25%, 03/01/2042	6,000	5,607,712
Wisconsin Public Finance Authority (Roseman University of Health Sciences)
Series 2020 3.00%, 04/01/2025(b)	165	159,387
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group)
Series 2021 2.75%, 06/01/2026(b)	2,510	2,440,272
Series 2021-B 2.25%, 06/01/2027(b)	1,420	1,303,738
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group)
Series 2021 4.00%, 02/01/2035	615	484,099
4.00%, 02/01/2036	3,335	2,589,578
4.00%, 02/01/2038	3,575	2,689,296
4.00%, 02/01/2040	3,945	2,900,792
Series 2022 5.00%, 02/01/2031	3,375	3,011,642
5.00%, 02/01/2032	2,545	2,239,905
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,005,044

		126,906,566

Total Long-Term Municipal Bonds (cost $4,797,814,200)		4,544,122,787

Short-Term Municipal Notes–3.6%
California–0.5%
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	25,000	25,295,860

District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace)
Series 2010 4.05%, 11/01/2045(i)	8,020	8,020,000

Schedule of Investments—Diversified Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
Florida–0.3%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The))
Series 2002 3.93%, 07/01/2032(i)	$1,920	$1,920,000
Florida Gulf Coast University Financing Corp.
Series 2009-A 3.90%, 02/01/2039(i)	1,540	1,540,000
Florida Keys Aqueduct Authority Series 2013 4.13%, 09/01/2035(i)	10,735	10,735,000

		14,195,000

Illinois–0.5%
Illinois Development Finance Authority (American College of Surgeons)
Series 1996 3.85%, 08/01/2026(i)	508	508,000
Illinois Educational Facilities Authority (Lincoln Park Society (The))
Series 1999 4.10%, 01/01/2029(i)	100	100,000
Illinois Housing Development Authority (Steadfast Foxview LP)
Series 2008 4.12%, 01/01/2041(i)	14,500	14,500,000
University of Illinois (University of Illinois Health Services Facilities System)
Series 2011-B 4.05%, 10/01/2026(i)	200	200,000
Village of Brookfield IL (Chicago Zoological Society (The))
Series 2008 3.85%, 06/01/2038(i)	6,740	6,740,000

		22,048,000

Iowa–0.0%
Iowa Finance Authority (Iowa Health System Obligated Group)
Series 2018 4.05%, 11/15/2041(i)	1,815	1,815,000

Louisiana–0.0%
Louisiana Offshore Terminal Authority (Loop LLC)
Series 2013 4.05%, 09/01/2033(i)	400	400,000

Maryland–0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 3.92%, 04/01/2035(i)	3,600	3,600,000

Principal Amount (000)		U.S. $ Value
Montgomery County Housing Opportunities Commission Series 2011-A 3.90%, 01/01/2049(i)	$1,795	$1,795,000

		5,395,000

Michigan–0.4%
Grand Valley State University Series 2019-B 3.90%, 12/01/2031(i)	16,095	16,095,000
Oakland University Series 2010 4.10%, 03/01/2031(i)	750	750,000

		16,845,000

Minnesota–0.0%
City of Minneapolis MN (One Ten Grant LP)
Series 1989 3.90%, 09/01/2026(i)	805	805,000
Midwest Consortium of Municipal Utilities Series 2005-B 3.80%, 10/01/2035(i)	420	420,000

		1,225,000

Nevada–0.1%
County of Clark Department of Aviation Series 2014-D 4.00%, 07/01/2040(i)	6,815	6,815,000

New Jersey–0.7%
New Jersey Health Care Facilities Financing Authority Series 2017 3.90%, 07/01/2035(i)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.)
Series 2008-B 3.90%, 07/01/2036(i)	15,730	15,730,000
Series 2008-C 3.90%, 07/01/2036(i)	16,050	16,050,000

		34,775,000

New York–0.1%
City of Rochester NY Series 2023-I 4.50%, 08/01/2024	6,000	6,029,387
New York City Housing Development Corp.
Series 2008 3.85%, 04/15/2035(i)	300	300,000
Trust for Cultural Resources of The City of New York (The) (Pierpont Morgan Library)
Series 2004 4.00%, 02/01/2034(i)	450	450,000

		6,779,387

40	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
North Carolina–0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute)
Series 2022 4.05%, 09/01/2037(i)	$1,100	$1,100,000

Ohio–0.2%
Columbus Regional Airport Authority Series 2006 3.85%, 12/01/2036(i)	7,060	7,060,000

Pennsylvania–0.2%
Philadelphia Gas Works Co.
Series 2020-D 3.85%, 08/01/2031(i)	10,950	10,950,000

Tennessee–0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group)
Series 2018-B 3.85%, 07/01/2045(i)	4,960	4,960,000

Texas–0.0%
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC)
Series 2003 4.04%, 02/15/2036(i)	270	270,000

Washington–0.2%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP)
Series 2009 4.09%, 12/15/2044(i)	2,955	2,955,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC)
Series 2017 4.12%, 11/01/2047(i)	7,440	7,440,000

		10,395,000

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group)
Series 2018 3.85%, 06/01/2034(i)	590	590,000

Total Short-Term Municipal Notes (cost $178,983,821)		178,933,247

Total Municipal Obligations (cost $4,976,798,021)		4,723,056,034

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
Agency CMBS–0.9%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	$10,355	$9,851,049
Series 2021-2, Class A 3.75%, 03/25/2035	16,090	14,882,358
Series 2021-2, Class X 0.825%, 03/25/2035(g)	9,751	480,030
Series 2021-3, Class A 3.25%, 08/20/2036	3,888	3,403,180
Series 2021-3, Class X 0.79%, 08/20/2036(g)	7,945	412,923
Federal Home Loan Mortgage Corp.
Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,948	1,355,406
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,876	3,374,604
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12, Class AUS 2.34%, 07/25/2041(b)	7,374	5,262,477
Series 2022-ML13, Class XCA 0.96%, 07/25/2036(g)	2,057	114,089
Series 2022-ML13, Class XUS 1.00%, 09/25/2036(g)	3,748	256,760
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,829	4,172,393
Series 2021-1, Class X 0.726%, 12/20/2035(g)	3,187	144,723

		43,709,992

Non-Agency Fixed Rate CMBS–0.9%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	3,370	2,955,191
National Finance Authority Series 2022-2, Class X 0.697%, 10/01/2036(g)	9,878	476,793
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	9,021	8,390,672
Series 2022-1, Class A 4.375%, 09/20/2036	24,607	22,785,325
Series 2022-2, Class A 4.00%, 10/20/2036	9,878	8,849,448
Washington State Housing Finance Commission Series 2023-1, Class X 1.448%, 04/20/2037(g)	10,000	1,088,482

		44,545,911

Total Commercial Mortgage-Backed Securities (cost $104,176,075)		88,255,903

Schedule of Investments—Diversified Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–1.0%

Industrial–1.0%
Consumer Cyclical–Automotive–0.2%
General Motors Financial Co., Inc.
6.579% (SOFR + 1.30%), 04/07/2025(a)	$10,000	$10,012,900

Consumer Non-Cyclical–0.8%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,210,830
1.777%, 11/15/2030	5,000	3,874,500
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,139,233
Hackensack Meridian Health, Inc.
Series 2020 2.675%, 09/01/2041	7,000	4,532,780
Novant Health, Inc.
2.637%, 11/01/2036	19,100	13,491,858
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	7,051,700
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	2,786,280

		41,087,181

Total Corporates–Investment Grade (cost $65,333,044)		51,100,081

ASSET-BACKED SECURITIES–0.4%
Autos–Fixed Rate–0.3%
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(b)	1,888	1,878,541
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(b)	1,103	1,097,903
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(b)	1,582	1,577,987
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	9,542	9,502,123
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	1,703	1,698,811

		15,755,365

Principal Amount (000)		U.S. $ Value
Other ABS–Fixed Rate–0.1%
Commonwealth of Massachusetts Series 2022-B 4.11%, 07/15/2031	$5,462	$5,256,387

Total Asset-Backed Securities (cost $21,278,159)		21,011,752

CORPORATES–NON-INVESTMENT GRADE–0.4%

Industrial–0.4%
Communications–Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	7,730	5,699,870

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(b)	6,500	5,492,110

Transportation–Airlines–0.2%
United Airlines, Inc.
4.375%, 04/15/2026(b)	5,000	4,626,750
4.625%, 04/15/2029(b)	2,300	1,978,759

		6,605,509

Total Corporates–Non-Investment Grade (cost $21,528,146)		17,797,489

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 9.079% (SOFR + 3.76%), 02/25/2040(a)(b)	813	847,291
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(a)	210	211,291
Series 2014-DN3, Class M3 9.429% (SOFR + 4.11%), 08/25/2024(a)	40	40,086
Series 2015-DNA1, Class M3 8.729% (SOFR + 3.41%), 10/25/2027(a)	107	108,141
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.329% (SOFR + 3.01%), 07/25/2024(a)	239	240,807
Series 2014-C04, Class 1M2 10.329% (SOFR + 5.01%), 11/25/2024(a)	133	138,029
Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(a)	219	225,845

42	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 1M2 12.179% (SOFR + 6.86%), 08/25/2028(a)	$282	$301,231
Series 2016-C03, Class 1M2 10.729% (SOFR + 5.41%), 10/25/2028(a)	122	128,905

Total Collateralized Mortgage Obligations (cost $1,908,702)		2,241,626

Total Investments—99.2% (cost $5,191,022,147)		4,903,462,885

Other assets less liabilities—0.8%		41,891,810

Net Assets—100.0%		$4,945,354,695

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	4.79%	USD	44,900	$(427,838)	$(430,363)	$2,525

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,432,005	$—	$2,432,005
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	539,779	—	539,779
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,205,748	—	1,205,748
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,191,638	—	1,191,638
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(1,793,047)	—	(1,793,047)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(1,813,697)	—	(1,813,697)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,438,741)	(35,407)	(1,403,334)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,420,276)	—	(1,420,276)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	15,580,180	—	15,580,180
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	18,582,991	—	18,582,991
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(3,102,563)	—	(3,102,563)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	136,766	—	136,766
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,734,031	—	2,734,031
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,712,532	—	2,712,532
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	1,615,139	—	1,615,139
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	1,722,018	—	1,722,018
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	943,567	—	943,567
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(790,236)	—	(790,236)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(925,989)	—	(925,989)

						$38,111,845	$(35,407)	$38,147,252

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Diversified Municipal Portfolio	43

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	20,000	01/15/2027	1 Day SOFR	3.389%	Annual	$(938,551)	$—	$(938,551)
USD	11,900	04/30/2030	1 Day SOFR	3.369%	Annual	(713,931)	—	(713,931)
USD	56,600	07/31/2030	1 Day SOFR	4.016%	Annual	(1,039,509)	—	(1,039,509)
USD	39,800	07/31/2030	1 Day SOFR	3.781%	Annual	(1,302,729)	—	(1,302,729)
USD	25,800	07/31/2030	1 Day SOFR	3.897%	Annual	(636,530)	—	(636,530)

						$(4,631,250)	$—	$(4,631,250)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	247	$(35,517)	$(22,484)	$(13,033)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	820	(117,945)	(96,328)	(21,617)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(7,877)	(6,239)	(1,638)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	135	(19,482)	(12,447)	(7,035)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	583	(83,835)	(52,156)	(31,679)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,669	(240,111)	(188,920)	(51,191)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,687	(242,713)	(155,257)	(87,456)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	316	(45,505)	(37,009)	(8,496)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	963	(138,552)	(83,758)	(54,794)

						$(931,537)	$(654,598)	$(276,939)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	$6,927,756	$—	$6,927,756

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

44	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $357,901,217 or 7.2% of net assets.
(c)	Non-income producing security.
(d)	Defaulted.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026	06/13/2022	$2,077,317	$120,000	0.00%

(f)	When-Issued or delayed delivery security.
(g)	IO—Interest Only.
(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2023.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.4% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OSF—Order of St.Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2023

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.4%

Long-Term Municipal Bonds–88.8%
New York–73.2%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2023	$1,050	$1,050,467
5.00%, 12/15/2024	855	858,769
5.00%, 12/15/2025	855	863,088
5.00%, 12/15/2026	855	869,384
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035	2,220	1,793,467
3.00%, 04/01/2036	2,000	1,573,898
3.00%, 04/01/2037	1,500	1,145,392
4.00%, 04/01/2034	725	689,656
4.00%, 04/01/2038	1,400	1,259,533
4.00%, 04/01/2039	1,400	1,244,977
4.00%, 04/01/2040	1,500	1,320,222
5.00%, 04/01/2032	2,000	2,056,899
5.00%, 04/01/2033	1,000	1,028,609
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.00%, 06/01/2032(a)	375	373,932
5.75%, 06/01/2042(a)	1,855	1,862,975
Build NYC Resource Corp. (Grand Concourse Acadmey Charter School) Series 2022 5.00%, 07/01/2042	550	519,049
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036(a)	1,050	1,008,969
5.00%, 06/01/2041(a)	800	730,617
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023	1,585	1,188,750
5.00%, 11/01/2025	1,750	1,312,500
5.25%, 11/01/2029	2,100	1,575,000
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041(a)	525	406,143

Schedule of Investments—Diversified Municipal Portfolio	45

Principal Amount (000)		U.S. $ Value
City of New York NY Series 2017-1 5.00%, 08/01/2025	$1,365	$1,394,915
Series 2017-C 5.00%, 08/01/2024	1,260	1,271,826
Series 2018-A 5.00%, 08/01/2026	7,690	7,955,284
Series 2018-D 5.00%, 12/01/2038	9,665	9,919,505
Series 2020-C 5.00%, 08/01/2038	4,960	5,147,665
Series 2021 1.396%, 08/01/2027	4,950	4,292,024
Series 2021-D 1.216%, 08/01/2026	6,000	5,351,147
1.623%, 08/01/2028	4,000	3,381,214
Series 2022-B 5.00%, 08/01/2024	3,405	3,436,959
Series 2023 5.00%, 08/01/2036	2,500	2,676,956
5.00%, 08/01/2040	1,000	1,041,527
5.00%, 08/01/2041	2,550	2,643,542
5.00%, 08/01/2042	2,500	2,579,488
County of Albany NY Series 2020-C 5.00%, 11/01/2023	1,515	1,516,359
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,241,163
Series 2017-C 5.00%, 10/01/2026	8,920	9,298,862
5.00%, 10/01/2027	13,255	14,045,698
County of Suffolk NY Series 2022 5.00%, 09/01/2029	1,770	1,899,549
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040	2,400	2,364,935
Series 2020-B 5.918%, 07/01/2039	4,755	4,425,873
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2042	4,000	3,794,253
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031	17,060	17,734,496
5.00%, 02/15/2032	5,590	5,808,870
Series 2021 4.00%, 02/15/2040	5,000	4,699,042
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)(c)(d)(e)	1,250	250,000

Principal Amount (000)		U.S. $ Value
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	$9,535	$9,291,924
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,234,105
Series 2017-B 5.00%, 11/15/2027	5,050	5,196,008
5.00%, 11/15/2028	4,020	4,153,929
Series 2017-C 5.00%, 11/15/2027	9,140	9,404,260
5.00%, 11/15/2028	7,400	7,664,475
5.00%, 11/15/2029	1,790	1,852,487
5.00%, 11/15/2031	39,930	41,231,662
Series 2021 3.994% (SOFR + 0.43%), 11/01/2026(f)	1,655	1,637,679
AGM Series 2021 4.114% (SOFR + 0.55%), 11/01/2032(f)	3,000	2,998,753
4.358% (SOFR + 0.80%), 11/01/2032(f)	3,715	3,681,102
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2017-A 5.00%, 11/15/2031	2,060	2,144,821
Series 2022-A 4.00%, 11/15/2038	11,605	10,922,428
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	250	240,052
5.625%, 07/01/2042(a)	2,000	1,864,972
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024	510	511,990
5.00%, 12/01/2028	1,210	1,229,387
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,455	2,201,028
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	4,566,317

46	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
Nassau County Local Economic Assistance Corp. (Roosevelt Children’s Academy Charter School) Series 2023 4.00%, 07/01/2033	$750	$700,751
New York City Municipal Water Finance Authority Series 2014-D 5.00%, 06/15/2029	3,000	3,012,608
Series 2015-F 5.00%, 06/15/2028	1,845	1,874,003
Series 2015-G 5.00%, 06/15/2028	11,465	11,645,225
Series 2017 5.00%, 06/15/2038	3,725	3,814,051
Series 2017-E 5.00%, 06/15/2037	1,795	1,844,438
Series 2018-AA 5.00%, 06/15/2024	8,280	8,348,428
Series 2021-B 4.00%, 06/15/2039	2,000	1,881,090
Series A 5.00%, 06/15/2035	13,345	14,768,244
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2016-S 5.00%, 07/15/2034	2,000	2,047,996
Series 2018-S 5.00%, 07/15/2031	2,065	2,174,297
5.00%, 07/15/2032	16,090	16,918,886
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-A 5.00%, 08/01/2027	1,655	1,666,228
5.00%, 08/01/2029	5,000	5,033,110
Series 2014-C 5.00%, 11/01/2026	6,345	6,373,822
Series 2014-D1 5.00%, 02/01/2028	7,110	7,126,349
5.00%, 02/01/2029	2,425	2,430,497
Series 2015-C 5.00%, 11/01/2026	20,000	20,301,006
Series 2016-B 5.00%, 08/01/2031	2,200	2,257,827
Series 2017-F 5.00%, 05/01/2032	1,220	1,247,591
Series 2020 5.00%, 11/01/2027	2,580	2,716,200
Series 2021-A 5.00%, 11/01/2023 (Pre-refunded/ETM)	185	185,138
5.00%, 11/01/2023	6,585	6,590,070

Principal Amount (000)		U.S. $ Value
Series 2021-E 4.00%, 02/01/2040	$12,575	$11,670,411
Series 2022 4.00%, 02/01/2040	2,220	2,060,303
4.00%, 02/01/2041	1,675	1,542,121
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	2,000	1,923,068
7.25%, 11/15/2044(a)	3,260	3,275,862
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	17,340,338
2.625%, 09/15/2069	22,240	19,168,865
2.80%, 09/15/2069	6,470	5,570,792
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	14,266,566
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	40,149
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	2,818,714
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,506,781
Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	5,500	4,993,256
AGM Series 2020 5.00%, 10/01/2026 (Pre-refunded/ETM)	5	5,192
5.00%, 10/01/2029 (Pre-refunded/ETM)	5	5,340
New York State Dormitory Authority (Catholic Health System Obligated Group) Series 2019 5.00%, 07/01/2036	1,000	819,834
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023(a)	1,400	1,397,262
5.00%, 12/01/2024(a)	1,700	1,684,040
5.00%, 12/01/2026(a)	1,500	1,462,198
5.00%, 12/01/2034(a)	2,700	2,553,577
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	3,745	3,795,679

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2024	$555	$556,264
5.00%, 07/01/2026	620	626,267
5.00%, 07/01/2027	325	330,284
5.00%, 07/01/2029	500	511,696
5.00%, 07/01/2030	300	307,285
5.00%, 07/01/2031	320	328,056
5.00%, 07/01/2032	280	287,152
New York State Dormitory Authority (New York and Presbyterian Hospital Obligated Group) Series 2023 5.00%, 08/01/2036	4,250	4,600,856
5.00%, 08/01/2038	5,000	5,318,074
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2022-C 5.00%, 10/01/2025	1,000	1,023,561
AGM Series 2020 5.00%, 10/01/2026	3,045	3,145,434
5.00%, 10/01/2029	2,130	2,252,833
AGM Series 2023 5.00%, 10/01/2025	4,695	4,809,505
BAM Series 2022 5.00%, 10/01/2025	3,975	4,071,730
New York State Dormitory Authority (New York University) Series 2019-A 5.00%, 07/01/2032	2,975	3,189,192
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,191,533
4.00%, 05/01/2040	6,000	5,201,998
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2026	1,000	1,035,400
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,137,103
Series 2021-A 4.00%, 07/01/2031	1,400	1,408,406
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,415	11,445,321
Series 2014-A 5.00%, 02/15/2028	2,400	2,407,512
Series 2014-C 5.00%, 03/15/2028	12,485	12,534,511
5.00%, 03/15/2029	2,010	2,016,809

Principal Amount (000)		U.S. $ Value
Series 2021-A 4.00%, 03/15/2039	$1,000	$937,448
Series 2021-E 4.00%, 03/15/2037	4,645	4,472,886
Series 2022-A 4.00%, 03/15/2039	2,000	1,874,896
4.00%, 03/15/2040	2,000	1,858,524
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2023-A 4.00%, 03/15/2043	4,350	3,914,920
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	1,000	981,162
5.00%, 07/01/2039	1,500	1,443,071
5.00%, 07/01/2042	1,630	1,531,005
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	469,756
Series 2023 5.125%, 09/01/2050(a)	1,800	1,773,695
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026	18,900	18,935,001
5.00%, 01/01/2027	15,000	15,025,936
Series 2014-K 5.00%, 01/01/2026	1,310	1,325,760
5.00%, 01/01/2028	3,150	3,186,366
Series 2019-M 2.90%, 01/01/2035	12,775	10,343,235
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	7,563,801
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,136,230
Series 2020-E 4.00%, 03/15/2043	4,650	4,187,733
Series 2022 5.00%, 09/15/2029	6,830	7,321,455
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	1,070	1,062,959
Series 2021 2.25%, 08/01/2026	1,230	1,160,147

48	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	$2,165	$2,185,775
5.00%, 01/01/2030	24,485	24,714,723
5.00%, 01/01/2032	2,355	2,372,739
5.00%, 01/01/2036	2,000	1,985,838
New York Transportation Development Corp. (Elevated Accessibility Enhancements Holding Co. LLC) Series 2023 6.971%, 06/30/2051	2,000	1,878,525
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034	500	470,716
4.00%, 10/31/2041	2,075	1,776,110
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027	2,210	2,258,012
5.00%, 12/01/2030	1,010	1,036,993
5.00%, 12/01/2031	400	410,639
5.00%, 12/01/2032	1,035	1,062,419
5.00%, 12/01/2036	1,050	1,059,207
Series 2022 4.00%, 12/01/2042	1,000	854,001
5.00%, 12/01/2027	2,115	2,160,948
5.00%, 12/01/2031	2,035	2,095,402
5.00%, 12/01/2039	2,765	2,749,924
5.00%, 12/01/2040	3,310	3,271,328
5.00%, 12/01/2042	2,645	2,576,894
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,484,625
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	836,092
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,337,292
Niagara Falls City School District Series 2016 5.00%, 06/15/2024	4,055	4,073,433
5.00%, 06/15/2025	3,660	3,704,655
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	300	277,224
4.00%, 07/01/2036	350	314,080
4.00%, 07/01/2039	450	383,333

Principal Amount (000)		U.S. $ Value
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	$10,480	$10,493,618
Series 2014 5.00%, 09/01/2027	7,500	7,522,301
Series 2014-1 5.00%, 10/15/2023	3,455	3,455,955
Series 2015 5.00%, 10/15/2023	5,850	5,851,617
5.00%, 10/15/2026	8,405	8,485,494
Series 2017 5.00%, 10/15/2028	6,925	7,078,884
Series 2018-2 5.00%, 09/15/2025	3,040	3,079,566
5.00%, 09/15/2027	9,340	9,586,753
Series 2019 5.00%, 11/01/2035	3,135	3,220,568
5.00%, 11/01/2036	5,365	5,471,464
Series 2020-2 5.00%, 07/15/2033	3,000	3,168,653
5.00%, 07/15/2034	10,195	10,739,987
5.00%, 07/15/2035	5,095	5,339,331
Series 2021-2 5.00%, 10/15/2023	2,750	2,750,760
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,158,722
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,162,366
State of New York Series A 5.00%, 03/15/2025	1,000	1,017,700
5.00%, 03/15/2026	1,395	1,440,212
5.00%, 03/15/2031	5,600	6,149,696
5.00%, 03/15/2032	1,815	2,008,007
5.00%, 03/15/2033	1,750	1,954,435
5.00%, 03/15/2036	1,500	1,642,260
5.00%, 03/15/2038	1,500	1,609,200
5.00%, 03/15/2039	2,000	2,134,820
5.00%, 03/15/2040	2,250	2,390,243
Series C 5.00%, 03/15/2037	1,670	1,807,909
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029	500	496,569
5.00%, 12/01/2034	1,000	968,350
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2035	2,300	2,223,520
4.00%, 06/01/2036	2,425	2,306,513
4.00%, 06/01/2037	1,170	1,095,823
4.00%, 06/01/2050	2,345	2,129,994
5.00%, 06/01/2034	2,275	2,388,659

Schedule of Investments—New York Municipal Portfolio	49

Principal Amount (000)		U.S. $ Value
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	$2,535	$2,599,561
Series 2021-B 3.938% (SOFR + 0.38%), 01/01/2032(f)	5,040	5,018,356
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,035	15,323,938
Series 2021-A 2.00%, 05/15/2045	9,185	9,025,356
2.511%, 05/15/2035	10,000	7,455,072
Series 2021-C 5.00%, 05/15/2039	5,000	5,202,970
Series 2022 5.00%, 05/15/2030	2,500	2,708,042
5.00%, 05/15/2032	5,000	5,506,614
5.00%, 05/15/2033	1,000	1,088,006
5.00%, 05/15/2034	1,590	1,724,962
5.00%, 05/15/2035	1,000	1,078,738
5.00%, 05/15/2036	1,000	1,068,708
5.00%, 05/15/2041	1,750	1,810,262
Series 2022-A 5.00%, 08/15/2024	20,025	20,209,366
Series 2022-E 4.608% (SOFR + 1.05%), 04/01/2026(f)	7,500	7,525,840
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	2,570	2,675,312
5.00%, 09/01/2032	3,460	3,601,630
5.00%, 09/01/2033	2,365	2,461,279
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	7,428,156
Series 2020 4.00%, 12/01/2033	1,160	1,165,267
5.00%, 12/01/2031	1,800	1,942,480
5.00%, 12/01/2032	2,000	2,155,481
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026	2,800	2,803,444
Series 2022 4.421%, 12/15/2025	7,700	7,681,740
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 5.00%, 01/01/2027	520	523,052

Principal Amount (000)		U.S. $ Value
5.00%, 01/01/2032	$520	$514,772
5.00%, 01/01/2037	530	509,596
5.00%, 01/01/2041	720	672,557

		982,173,231

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,091,610

Colorado–1.2%
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	3,280	3,386,530
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2030	3,000	3,097,436
5.00%, 08/01/2031	2,000	2,060,393
5.00%, 08/01/2033	2,750	2,835,043
5.00%, 08/01/2034	4,000	4,116,085
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	160,966

		15,656,453

Connecticut–1.8%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	14,801,642
Series 2018-C 5.00%, 06/15/2027	4,715	4,938,818
Series 2018-F 5.00%, 09/15/2027	4,025	4,232,880

		23,973,340

Florida–0.1%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	71,308
Zero Coupon, 10/01/2032	100	64,430
Zero Coupon, 10/01/2033	100	61,343
Zero Coupon, 10/01/2034	110	63,698
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,006,723

		1,267,502

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031	905	934,317

50	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 01/01/2032	$565	$582,029
5.00%, 01/01/2035	1,185	1,204,967

		2,721,313

Guam–2.0%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	569,550
3.189%, 10/01/2029	550	457,252
3.339%, 10/01/2030	450	365,514
Series 2023 5.125%, 10/01/2034	250	236,898
5.25%, 10/01/2031	1,025	995,758
5.25%, 10/01/2035	265	250,783
5.375%, 10/01/2033	525	508,104
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028	1,250	1,260,596
5.00%, 07/01/2030	1,000	1,007,857
5.00%, 07/01/2031	2,000	2,014,867
Guam Power Authority Series 2017-A 5.00%, 10/01/2025	2,980	3,000,059
5.00%, 10/01/2026	1,225	1,239,457
5.00%, 10/01/2027	1,230	1,253,580
Series 2022-A 5.00%, 10/01/2023	1,250	1,250,000
Territory of Guam Series 2019 5.00%, 11/15/2031	250	246,394
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	1,150	1,160,857
5.00%, 12/01/2029	620	623,477
5.00%, 12/01/2030	1,000	1,004,068
5.00%, 12/01/2032	925	929,736
Territory of Guam (Territory of Guam Business Privilege Tax) 5.00%, 11/15/2030	3,580	3,542,415
Series 2015-D 5.00%, 11/15/2023	1,865	1,864,878
5.00%, 11/15/2025	1,555	1,551,245
Series 2021-F 5.00%, 01/01/2030	1,000	997,025

		26,330,370

Illinois–1.3%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,171,631
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	145	142,622

Principal Amount (000)		U.S. $ Value
5.00%, 09/01/2029	$225	$219,709
5.00%, 09/01/2032	365	350,770
5.00%, 09/01/2033	200	190,811
5.00%, 09/01/2034	100	94,365
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2028	2,000	2,044,948
State of Illinois Series 2017-A 5.00%, 12/01/2024	2,105	2,123,620
Series 2018-A 5.00%, 10/01/2024	2,910	2,932,064
Series 2018-B 5.00%, 05/01/2024	1,405	1,410,797

		17,681,337

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	350	352,679
5.00%, 02/01/2027	375	380,335
5.00%, 02/01/2030	210	215,772
5.00%, 02/01/2031	275	277,091
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	1,000	1,030,925
5.00%, 08/01/2034	1,635	1,682,450
5.00%, 08/01/2035	555	568,706

		4,507,958

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	243,730
6.10%, 06/01/2038(a)	345	364,050
6.10%, 12/01/2040(a)	460	485,401

		1,093,181

Michigan–1.2%
City of Detroit MI Series 2018 5.00%, 04/01/2029	250	253,116
5.00%, 04/01/2032	1,005	1,011,828
Michigan Strategic Fund (Michigan Strategic Fund –I 75 Improvement Project) Series 2018 5.00%, 12/31/2029	8,600	8,744,179
5.00%, 12/31/2030	4,000	4,066,526
5.00%, 06/30/2032	1,690	1,720,252

		15,795,901

Schedule of Investments—New York Municipal Portfolio	51

Principal Amount (000)		U.S. $ Value
Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	$120	$120,569
5.75%, 03/01/2027	275	276,371

		396,940

Nevada–0.0%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	695	634,916

New Jersey–2.8%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	5,090	5,116,984
5.00%, 06/15/2027	5,000	5,091,752
Series 2018-A 5.00%, 06/15/2028	11,680	11,912,420
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,360	3,502,523
Series 2019-B 5.00%, 06/15/2030	1,500	1,565,417
5.00%, 06/15/2034	2,360	2,438,416
Series 2019-BB1 5.00%, 06/15/2034	2,900	2,996,358
AMBAC Series 2005-B 5.25%, 12/15/2023	4,700	4,708,271

		37,332,141

Puerto Rico–1.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	468	451,622
Zero Coupon, 07/01/2033	2,420	1,426,266
4.00%, 07/01/2033	675	605,026
5.375%, 07/01/2025	870	878,932
5.625%, 07/01/2027	3,150	3,232,415
5.625%, 07/01/2029	760	785,314
5.75%, 07/01/2031	285	297,632
Series 2022-C 0.00%, 11/01/2043	948	491,908
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	1,580	1,539,567
5.25%, 07/01/2036	1,515	1,520,990
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	3,490	3,479,858

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2035(a)	$2,310	$2,259,663
Series 2022-A 5.00%, 07/01/2037(a)	250	240,582
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,371,642
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	1,265	815,925
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	796	770,583

		20,167,925

South Carolina–0.3%
South Carolina Public Service Authority Series 2020-A 5.00%, 12/01/2043	1,500	1,502,563
Series 2021-B 4.00%, 12/01/2038	2,125	1,926,063
5.00%, 12/01/2040	1,000	1,011,129

		4,439,755

Tennessee–0.6%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	1,500	1,545,295
5.00%, 08/01/2033	1,000	1,030,925
5.00%, 08/01/2034	1,000	1,029,021
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,735	4,747,182

		8,352,423

Texas–0.5%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,742,046
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,345,228

		6,087,274

Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	2,165	2,231,502

52	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 08/01/2033	$2,595	$2,675,250
5.00%, 08/01/2034	2,520	2,593,134

		7,499,886

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	260	260,000
5.00%, 10/01/2025(a)	995	986,273
5.00%, 10/01/2026(a)	1,050	1,038,526
5.00%, 10/01/2027(a)	1,090	1,079,133
5.00%, 10/01/2028(a)	900	890,612
5.00%, 10/01/2029(a)	275	271,363

		4,525,907

Indiana–0.0%
City of Fort Wayne IN 10.75%, 12/01/2029(c)(d)	32	3

Nebraska–0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2022-1 5.00%, 05/01/2053	10,000	9,950,655

Total Long-Term Municipal Bonds (cost $1,271,695,336)		1,191,680,021

Short-Term Municipal Notes–11.6%
New York–11.5%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 4.05%, 04/01/2045(g)	1,685	1,685,000
City of New York NY Series 2008-L 4.50%, 04/01/2038(g)	1,275	1,275,000
Series 2009-B 4.06%, 09/01/2027(g)	5,850	5,850,000
Series 2016 4.06%, 08/01/2044(g)	8,995	8,995,000
City of Rochester NY Series 2023-I 4.50%, 08/01/2024	7,000	7,034,285
Corning City School District Series 2023-A 5.00%, 06/21/2024	17,000	17,127,456
Dutchess County Industrial Development Agency (Marist College) Series 2008 4.05%, 07/01/2038(g)	1,275	1,275,000
Metropolitan Transportation Authority Series 2015 3.93%, 11/01/2026(g)	540	540,000
New York City Health and Hospitals Corp. Series 2008-B 4.10%, 02/15/2031(g)	9,350	9,350,000

Principal Amount (000)		U.S. $ Value
Series 2008-D 4.10%, 02/15/2026(g)	$375	$375,000
Series 2008-E 4.10%, 02/15/2026(g)	1,925	1,925,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 4.10%, 02/15/2031(g)	3,190	3,190,000
New York City Housing Development Corp. Series 2008 3.85%, 04/15/2035(g)	9,900	9,900,000
Series 2012-A 4.10%, 09/01/2049(g)	1,000	1,000,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 3.94%, 10/15/2041(g)	250	250,000
New York City Housing Development Corp. (Hewitt Westchester LP) Series 2011 4.05%, 11/01/2048(g)	3,400	3,400,000
New York City Municipal Water Finance Authority Series 2015-F 4.50%, 06/15/2035(g)	27,190	27,190,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 3.85%, 11/15/2036(g)	19,090	19,090,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2023 3.80%, 05/01/2044(g)	5,790	5,790,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 3.85%, 05/01/2035(g)	3,773	3,773,000
Town of Oyster Bay NY Series 2023 5.00%, 03/08/2024	4,650	4,669,352
Triborough Bridge & Tunnel Authority Series 2018-2 4.50%, 01/01/2031(g)	6,700	6,700,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 4.05%, 07/01/2032(g)	8,060	8,060,000

Schedule of Investments—New York Municipal Portfolio	53

Principal Amount (000)		U.S. $ Value
Trust for Cultural Resources of The City of New York (The) (Pierpont Morgan Library) Series 2004 4.00%, 02/01/2034(g)	$5,465	$5,465,000

		153,909,093

Nevada–0.1%
County of Clark Department of Aviation Series 2008-D 4.10%, 07/01/2029(g)	1,030	1,030,000

Total Short-Term Municipal Notes (cost $155,036,544)		154,939,093

Total Municipal Obligations (cost $1,426,731,880)		1,346,619,114

ASSET-BACKED SECURITIES–0.2%
Autos–Fixed Rate–0.2%
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	619	617,749
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	1,908	1,900,425

Total Asset-Backed Securities (cost $2,527,224)		2,518,174

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,468,592)	2,377	2,150,442

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Agency CMBS–0.1%
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	966	834,479
Series 2021-1, Class X 0.726%, 12/20/2035(i)	966	43,855

Total Commercial Mortgage-Backed Securities (cost $1,118,808)		878,334

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(f)	$118	$118,932
Series 2014-DN3, Class M3 9.429% (SOFR + 4.11%), 08/25/2024(f)	79	79,599
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2
8.329% (SOFR + 3.01%), 07/25/2024(f)	69	69,413
Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(f)	79	81,073
Series 2016-C01, Class 1M2 12.179% (SOFR + 6.86%), 08/25/2028(f)	174	185,226
Series 2016-C02, Class 1M2 11.429% (SOFR + 6.11%), 09/25/2028(f)	37	38,766
Series 2016-C03, Class 1M2 10.729% (SOFR + 5.41%), 10/25/2028(f)	71	74,945

Total Collateralized Mortgage Obligations (cost $629,865)		647,954

Total Investments—100.9% (cost $1,433,476,369)		1,352,814,018

Other assets less liabilities—(0.9)%		(11,532,100)

Net Assets—100.0%		$1,341,281,918

54	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$682,148	$—	$682,148
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	144,154	—	144,154
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	338,198	—	338,198
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	334,240	—	334,240
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(571,642)	—	(571,642)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(389,735)	(9,590)	(380,145)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(476,095)	—	(476,095)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(380,697)	—	(380,697)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	4,909,384	—	4,909,384
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	4,954,612	—	4,954,612
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(885,091)	—	(885,091)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	36,505	—	36,505
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	734,954	—	734,954
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	729,175	—	729,175
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	439,868	—	439,868
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	456,335	—	456,335
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	253,092	—	253,092
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(212,756)	—	(212,756)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(273,243)	—	(273,243)

						$10,823,406	$(9,590)	$10,832,996

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	33,300	01/15/2027	1 Day SOFR	4.217%	Annual	$(527,743)	$—	$(527,743)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	(1,969,336)	—	(1,969,336)
USD	8,000	04/30/2030	1 Day SOFR	3.411%	Annual	(455,435)	—	(455,435)
USD	13,900	07/31/2030	1 Day SOFR	3.897%	Annual	(342,937)	—	(342,937)
USD	10,200	07/31/2030	1 Day SOFR	3.806%	Annual	(322,665)	—	(322,665)
USD	15,000	04/15/2032	1 Day SOFR	3.120%	Annual	1,375,223	—	1,375,223

						$(2,242,893)	$—	$(2,242,893)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	83	$(11,885)	$(7,524)	$(4,361)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	274	(39,386)	(32,167)	(7,219)

Schedule of Investments—New York Municipal Portfolio	55

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	18	$(2,602)	$(2,061)	$(541)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	45	(6,541)	(4,179)	(2,362)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	271	(38,963)	(24,256)	(14,707)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	558	(80,319)	(63,195)	(17,124)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	563	(80,951)	(51,782)	(29,169)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	106	(15,191)	(12,355)	(2,836)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	246	(35,377)	(21,378)	(13,999)

						$(311,215)	$(218,897)	$(92,318)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly	$2,057,965	$—	$2,057,965

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $44,919,865 or 3.3% of net assets.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Non-income producing security.
(d)	Defaulted.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	11/13/2014	$1,250,089	$250,000	0.02%

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	IO—Interest Only.

56	Sanford C. Bernstein Fund, Inc.—2023 Annual Report

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

OTC—Over-the-Counter

SOFR—Secured Overnight Financing Rate

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	57

SCB–MU–1945-0923

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2023

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2023

On the following pages, you will find the 2023 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

What a difference a year makes. When we sent out our update a year ago, the stock market was touching its lowest point in almost two years. Since then, it’s rallied strongly, even in the face of numerous scary headlines, from a crisis in several regional banks to the debt ceiling and government shutdown standoffs.

The economy, too, remains strong—perhaps even surprisingly so. Inflation has steadily tracked lower, though it remains above the Fed’s target. After-inflation wage growth has turned from negative to positive and the aggregate paycheck for American workers has risen steadily as that wage growth has combined with more workers returning to the workforce and finding jobs. That’s eased the pressure in the labor market without disrupting it. In fact, while we can’t say for sure that a “soft landing” lies ahead for the economy, it certainly has been on that path for the past two or three quarters.

In our spring update, we wrote about the dollar weakening after an incredible rise in value against other currencies in 2022. That weakening has reversed somewhat in the past six months, but the dollar remains down around 5% over the past year.

Global equities have risen around 20% over the past twelve months. Part of that has come from a reversal in sentiment after last fall’s lows. Part has come from a combination of hope and hype surrounding artificial intelligence and trillions of dollars of value being added to the stocks of a few leading US technology companies.

Bonds have been more challenged, as persistent economic strength has led to further interest rate increases by the Federal Reserve and other central banks and led the market to anticipate better growth and higher rates over the medium to long term. That has driven 10-year Treasury bond yields up by 0.75 percentage points to 4.57%, with most of that move happening in August and September.

Our portfolio managers continue to track both the opportunities and the risks to the economy and market from here. We’re watching for any signs of economic acceleration or deceleration that could drive interest rates higher or foreshadow an upturn or downturn in the economy, monitoring the situation in Israel and Gaza for any signs of outward expansion, and keeping an eye on China’s actions to support its economy. These managers will constantly adjust portfolios to incorporate the latest information.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

(Portfolio Manager Commentary continued on next page)

2023 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (“DAA”) service is intended to reduce a Private Client’s account portfolio volatility during sustained periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over both the six- and 12-month periods, all Overlay Portfolios detracted from returns and reduced volatility for a typical Private Client account.

The tables on pages 12-14 show each Portfolio’s performance compared with its respective primary and composite benchmark, for the six- and 12-month periods ended

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Portfolio Manager Commentary (continued)

September 30, 2023. The primary benchmarks are as follows: the Standard and Poor’s (“S&P”) 500 Index for Overlay A and Tax-Aware Overlay A Portfolios; the Bloomberg Global Aggregate Bond Index (USD hedged) for Overlay B Portfolio; and the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index for Tax-Aware Overlay B, C and N Portfolios.

Over the 12-month period, each of the Overlay Portfolios trailed their current composite benchmark. For the six-month period, each of the Overlay Portfolios underperformed their current composite benchmark.

The Portfolios’ Senior Investment Management Team (the “Team”) employs dynamic allocation shifts based on the relative attractiveness or unattractiveness across multiple global asset classes. For additional diversification and protection, the Team also deploys longer-term hedges. These additional sources of protection consist of an extension in bond duration to hedge against a growth disappointment and long-dated equity put options to provide diversification in the case of a volatility shock. Over the 12-month period, underperformance, relative to the benchmark, can be attributed to the Overlays’ duration extension and equity tactical allocation shifts. An underweight to equity during the fourth quarter of 2022 and the first and second quarter of 2023 detracted, while an overweight to equities in the third quarter of 2023 also detracted from performance. In contrast, equity country selection contributed to performance. The duration extension also detracted as interest rates rose substantially.

During the six-month period, an underweight to equity in the second quarter of 2023 and an overweight in the third quarter of 2023 detracted from performance. Selection in equity country contributed to performance. Hawkish rate communication by the US Federal Reserve (the “Fed”), increasing interest rates and a market rebound followed by an equity sell-off in the third quarter led to the duration extension detracting from performance. The Team’s options strategies were modestly negative for both periods, as equity markets were generally positive, and the third quarter sell-off was not severe enough to generate a substantial increase in volatility. The net effect was underperformance of the Portfolios as the duration underperformance and tactical equity decisions overwhelmed the positive contribution of the equity country selection.

The Portfolios entered the third quarter of 2022 with a modest underweight to equities. The underweight was motivated by elevated volatility as inflation concerns and rate hikes plagued market progression. Additionally, the hawkish tone of the Fed surfaced fears that a soft landing could be out of reach. In response, the Team maintained an equity underweight during the fourth quarter of 2022 and through most of the first half of 2023, as uncertainties around rising rates, high inflation and international instability dampened the return outlook for equities. The Portfolios entered 2023 underweight to equities but moved allocations toward neutral. The Team was generally constructive on equities over the mid-term but continued to monitor stubbornly high inflation and uncertainty around terminal policy rates. The Team gradually moved to an equity overweight in the middle of the second quarter of 2023 as investor confidence, resilient economic data and positive inflation news became more consistent. The Team believed that the path towards a “soft landing” appeared to be revealing itself. A healthy job market and stronger than expected consumer spending added to the belief that equity markets would remain strong. Equity and bond markets suffered as the “higher for longer” message around rate hikes became clearer with the Fed continuing to carry an insistent tone regarding the potential to further increase rates later in the year. This dampened the bullish sentiment that had lifted stocks initially in the beginning of third quarter causing the tactical equity overweight to detract from performance. The Team acknowledged that these risks could persist for some time and would likely sustain ongoing volatility within risk assets. As a result, the Portfolios have begun to moderate, but still maintain the overweight to equities as of the end of the third quarter.

The Portfolios use derivatives (for hedging and investment purposes) largely to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. All Portfolios used derivatives for hedging and investment purposes. For both periods, futures detracted from absolute returns for Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B and Tax-Aware Overlay N. During the six-month period futures detracted, but added during the 12-month period for Overlay B and Tax-Aware Overlay C. Currency forwards detracted for all Portfolios except Tax-Aware Overlay B and Tax-Aware Overlay N for the six-month period. During the 12-month period, currency forwards detracted for all Portfolios except Tax-Aware Overly C. Total return swaps added for both periods for all Portfolios except Overlay A and Tax-Aware Overlay A, which detracted during the six-month period. Purchased options detracted during both periods for all portfolios. Credit default swaps detracted during the six-month

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Portfolio Manager Commentary (continued)

period for all portfolios except Overlay A, Tax-Aware Overlay A and N, and detracted for all portfolios except Tax-Aware Portfolio N during the 12-month period. Inflation swaps detracted for the six-month period and added for the 12-month period for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. During both periods, interest rate swaps added for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N.

The Overlay B Portfolio utilizes a range of cash securities and derivatives to efficiently gain exposures to desired investments. Derivatives are excluded from the calculation of the Portfolio’s turnover rate of 159% whereas transactions in cash securities are included. Over the past year an increased volume of outflows were funded by selling cash securities leading to increased turnover. The Portfolio’s historical turnover rates would have been different if the Portfolio had not utilized derivatives.

Market Review and Investment Strategy

US, international and emerging-market stocks rose during the 12-month period ended September 30, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. In March, the collapse of select US regional banks and the threat of a US government default briefly drove stocks lower. China’s reopening impulse initially benefited equity markets, but its effect quickly deteriorated—especially in emerging markets—as China’s economic recovery stalled. Toward the end of the period, equity markets pulled back as investors reacted to rising bond yields and hawkish commentary from the Fed that emphasized its intention to hold interest rates higher for longer, given mostly resilient economic growth and sticky inflation. Concern over a broadening United Auto Workers strike, the looming risk of a US government shutdown later in the year and some signs of weaker consumer spending also weighed on sentiment. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks outperformed small-cap stocks by a wide margin, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets, falling in the first half of the period, then rising, particularly when the Fed adjusted its quarterly expectations of interest rates to be higher for longer. Other developed-market treasury yields rose in tandem. Government bond returns in aggregate were positive, as returns rose in Japan, Australia and the eurozone, and fell in the UK, Canada and the US. Most central banks raised interest rates significantly to combat inflation until the last reporting quarter. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the US and eurozone. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar fell against most developed-market currencies and was mixed against emerging-market currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2023, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 8.91% and 0.00%, respectively, for Tax-Aware Overlay B Portfolio; 2.72% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 5.87% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US Treasury Inflation Protected Securities (“TIPS”) Index measures the performance of the US TIPS market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47% Russell 3000, 26.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.2% Russell 3000, 26.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 16.9% Russell 3000, 9.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B, C and N is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity.

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Disclosures and Risks (continued)

Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine

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Disclosures and Risks (continued)

not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their

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Disclosures and Risks (continued)

assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to US dollars.

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security.

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Disclosures and Risks (continued)

Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Among other risks, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization

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Disclosures and Risks (continued)

companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2023 Annual Report	11

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	-4.52%	0.74%	-0.34%	2.59%	4.11%
Return after taxes on Distributions[2]	-4.52%	0.28%	-1.21%	1.80%	3.32%
Return after taxes on Distributions and sale of shares[2]	-2.68%	0.69%	-0.17%	2.02%	3.24%

Overlay A Portfolio Class 2	-4.43%	0.97%	-0.15%	2.79%	4.31%
Return after taxes on Distributions[2]	-4.43%	0.45%	-1.07%	1.95%	3.47%
Return after taxes on Distributions and sale of shares[2]	-2.62%	0.87%	-0.02%	2.17%	3.40%
Composite Benchmark	1.77%	16.79%	5.75%	6.95%	8.12%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%	13.00%

Tax-Aware Overlay A Portfolio Class 1	-4.69%	0.48%	-0.31%	2.65%	3.99%
Return after taxes on Distributions[2]	-4.69%	0.01%	-1.07%	1.92%	3.38%
Return after taxes on Distributions and sale of shares[2]	-2.78%	0.56%	-0.15%	2.07%	3.21%

Tax-Aware Overlay A Portfolio Class 2	-4.60%	0.65%	-0.11%	2.86%	4.20%
Return after taxes on Distributions[2]	-4.60%	0.11%	-0.92%	2.08%	3.54%
Return after taxes on Distributions and sale of shares[2]	-2.73%	0.69%	0.00%	2.23%	3.37%
Composite Benchmark	1.52%	16.61%	5.70%	6.89%	8.08%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%	13.00%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.47% and 1.27% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-11.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	-3.74%	1.67%	0.46%	2.06%	3.01%
Return after taxes on Distributions[2]	-3.74%	0.41%	-1.45%	0.36%	1.56%
Return after taxes on Distributions and sale of shares[2]	-2.21%	1.04%	-0.17%	1.02%	1.89%

Overlay B Portfolio Class 2	-3.73%	1.86%	0.62%	2.22%	3.17%
Return after taxes on Distributions[2]	-3.73%	0.52%	-1.33%	0.47%	1.67%
Return after taxes on Distributions and sale of shares[2]	-2.21%	1.15%	-0.07%	1.12%	1.99%
Composite Benchmark	-1.01%	7.23%	3.04%	3.68%	4.48%
Bloomberg Global Aggregate Bond Index (USD hedged)	-1.76%	2.10%	0.57%	1.84%	2.38%

Tax-Aware Overlay B Portfolio Class 1	-3.08%	2.59%	0.96%	2.25%	3.06%
Return after taxes on Distributions[2]	-3.08%	2.33%	0.36%	1.47%	2.42%
Return after taxes on Distributions and sale of shares[2]	-1.82%	2.21%	0.92%	1.76%	2.45%

Tax-Aware Overlay B Portfolio Class 2	-2.98%	2.67%	1.11%	2.39%	3.21%
Return after taxes on Distributions[2]	-2.98%	2.39%	0.49%	1.60%	2.56%
Return after taxes on Distributions and sale of shares[2]	-1.76%	2.32%	1.05%	1.89%	2.59%
Composite Benchmark	-1.01%	7.59%	3.55%	3.90%	4.66%
Bloomberg 5-Year GO Municipal Bond Index	-2.96%	2.02%	1.04%	1.38%	1.82%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Overlay B and 0.86% and 0.71% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-11.

(Historical Performance continued on next page)

2023 Annual Report	13

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	-2.55%	2.77%	0.79%	2.14%	2.96%
Return after taxes on Distributions[2]	-2.55%	2.58%	0.11%	1.33%	2.28%
Return after taxes on Distributions and sale of shares[2]	-1.51%	2.34%	0.73%	1.64%	2.33%

Tax-Aware Overlay C Portfolio Class 2	-2.45%	2.96%	0.93%	2.29%	3.11%
Return after taxes on Distributions[2]	-2.45%	2.75%	0.24%	1.47%	2.42%
Return after taxes on Distributions and sale of shares[2]	-1.45%	2.51%	0.86%	1.78%	2.47%
Composite Benchmark	-1.01%	7.59%	3.55%	3.90%	4.66%
Bloomberg 5-Year GO Municipal Bond Index	-2.96%	2.02%	1.04%	1.38%	1.82%

Tax-Aware Overlay N Portfolio Class 1	-3.03%	2.46%	0.68%	2.12%	2.90%
Return after taxes on Distributions[2]	-3.03%	2.29%	0.11%	1.35%	2.25%
Return after taxes on Distributions and sale of shares[2]	-1.79%	2.22%	0.70%	1.65%	2.31%

Tax-Aware Overlay N Portfolio Class 2	-2.93%	2.65%	0.83%	2.27%	3.06%
Return after taxes on Distributions[2]	-2.93%	2.46%	0.25%	1.48%	2.39%
Return after taxes on Distributions and sale of shares[2]	-1.73%	2.39%	0.84%	1.78%	2.45%
Composite Benchmark	-1.01%	7.59%	3.55%	3.90%	4.66%
Bloomberg 5-Year GO Municipal Bond Index	-2.96%	2.02%	1.04%	1.38%	1.82%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 5-11.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared with the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended September 30, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 5-11.

2023 Annual Report	15

Expense Example—September 30, 2023 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2023	ENDING ACCOUNT VALUE SEPTEMBER 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$954.80	$4.61	0.94%	$6.22	1.27%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$6.43	1.27%
Class 2
Actual	$1,000	$955.70	$3.63	0.74%	$5.25	1.07%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$5.42	1.07%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$953.10	$4.60	0.94%	$6.22	1.27%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$6.43	1.27%
Class 2
Actual	$1,000	$954.00	$3.62	0.74%	$5.24	1.07%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$5.42	1.07%

Overlay B
Class 1
Actual	$1,000	$962.60	$4.23	0.86%	$4.53	0.92%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%	$4.66	0.92%
Class 2
Actual	$1,000	$962.70	$3.54	0.72%	$3.84	0.78%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%	$3.95	0.78%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$969.20	$4.29	0.87%	$4.44	0.90%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%	$4.56	0.90%
Class 2
Actual	$1,000	$970.20	$3.56	0.72%	$3.70	0.75%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%	$3.80	0.75%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$974.50	$4.41	0.89%	$4.55	0.92%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%	$4.66	0.92%
Class 2
Actual	$1,000	$975.50	$3.66	0.74%	$3.81	0.77%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$3.90	0.77%

16	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2023 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE APRIL 1, 2023	ENDING ACCOUNT VALUE SEPTEMBER 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$969.70	$4.39	0.89%	$4.54	0.92%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%	$4.66	0.92%
Class 2
Actual	$1,000	$970.70	$3.71	0.75%	$3.85	0.78%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%	$3.95	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2023 Annual Report	17

Portfolio Summary—September 30, 2023 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	51.6%	52.0%
Developed International	19.3%	19.0%
Emerging Markets	8.5%	8.4%

Global Credit
High Yield	8.9%	9.0%

Real Assets	7.8%	7.3%

Global Bond
US	50.4%	62.8%
Developed International	13.2%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	18.7%	21.0%
Developed International	7.2%	8.0%
Emerging Markets	3.1%	3.4%

Global Credit
Investment Grade	10.2%	0.0%
High Yield	3.4%	3.4%

Real Assets	3.8%	0.0%

Global Bond
US	49.9%	97.3%
Developed International	15.7%	0.0%

Linkers	23.2%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	21.2%	21.0%
Developed International	8.2%	8.1%
Emerging Markets	3.5%	3.5%

Global Credit
High Yield	3.4%	3.4%

Global Bond
US	99.9%	103.1%

1	The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

18	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–56.0%

Information Technology–14.7%
Communications Equipment–0.0%
Calix, Inc.(a)	358	$16,410
Lumentum Holdings, Inc.(a)	5,350	241,713

		258,123

Electronic Equipment, Instruments & Components–0.6%
Avnet, Inc.	6,300	303,597
Belden, Inc.	3,123	301,526
CDW Corp./DE	15,986	3,225,134
Crane NXT Co.	3,584	199,163
Fabrinet(a)	380	63,316
Littelfuse, Inc.	944	233,222
Novanta, Inc.(a)	1,842	264,073
Shoals Technologies Group, Inc.–Class A(a)	10,874	198,432

		4,788,463

IT Services–0.0%
MongoDB, Inc.(a)	666	229,997

Semiconductors & Semiconductor Equipment–3.8%
Amkor Technology, Inc.	9,290	209,954
Broadcom, Inc.	5,010	4,160,376
FormFactor, Inc.(a)	9,508	332,209
KLA Corp.	4,340	1,990,126
Kulicke & Soffa Industries, Inc.	2,816	136,942
Lattice Semiconductor Corp.(a)	4,982	428,104
MACOM Technology Solutions Holdings, Inc.(a)	4,404	359,278
Monolithic Power Systems, Inc.	470	216,678
NVIDIA Corp.	30,400	13,223,260
NXP Semiconductors NV	21,502	4,298,480
QUALCOMM, Inc.	32,728	3,634,772
Synaptics, Inc.(a)	3,150	281,736
Universal Display Corp.	2,302	361,234

		29,633,149

Software–7.5%
ACI Worldwide, Inc.(a)	11,250	253,800
Adobe, Inc.(a)	12,124	6,182,028
Autodesk, Inc.(a)	6,278	1,298,980
CommVault Systems, Inc.(a)	4,410	298,160
Fair Isaac Corp.(a)	336	290,958
Five9, Inc.(a)	5,018	322,658
Freshworks, Inc.–Class A(a)	15,362	306,012
Gen Digital, Inc.	145,711	2,576,170
HubSpot, Inc.(a)	422	207,342
Klaviyo, Inc.–Class A(a)	6,566	226,528
Manhattan Associates, Inc.(a)	2,258	446,316

Company	Shares	U.S. $ Value
Microsoft Corp.(b)	104,658	$33,045,448
Monday.com Ltd.(a)	1,604	255,230
Oracle Corp.	73,558	7,791,158
PTC, Inc.(a)	2,732	387,070
ServiceNow, Inc.(a)	5,478	3,061,982
Smartsheet, Inc.–Class A(a)	6,080	245,956
Workday, Inc.–Class A(a)	8,620	1,852,006

		59,047,802

Technology Hardware, Storage & Peripherals–2.8%
Apple, Inc.	112,122	19,196,407
Western Digital Corp.(a)	54,958	2,507,688

		21,704,095

		115,661,629

Health Care–8.8%
Biotechnology–1.6%
Akero Therapeutics, Inc.(a)	1,860	94,028
Arcus Biosciences, Inc.(a)	3,582	64,298
Ascendis Pharma A/S (ADR)(a)	984	92,048
Blueprint Medicines Corp.(a)	2,148	107,872
Bridgebio Pharma, Inc.(a)	4,022	106,060
Halozyme Therapeutics, Inc.(a)	3,638	138,972
Intellia Therapeutics, Inc.(a)	2,306	72,916
Karuna Therapeutics, Inc.(a)	784	132,398
Legend Biotech Corp. (ADR)(a)	1,718	115,332
Madrigal Pharmaceuticals, Inc.(a)	512	74,772
Natera, Inc.(a)	6,338	280,412
Regeneron Pharmaceuticals, Inc.(a)	4,390	3,611,972
Sarepta Therapeutics, Inc.(a)	1,800	218,074
Ultragenyx Pharmaceutical, Inc.(a)	2,736	97,538
Vaxcyte, Inc.(a)	2,676	136,372
Vertex Pharmaceuticals, Inc.(a)	19,794	6,883,166
Viking Therapeutics, Inc.(a)	5,168	57,198
Vir Biotechnology, Inc.(a)	4,342	40,684
Xenon Pharmaceuticals, Inc.(a)	1,728	58,994

		12,383,106

Health Care Equipment & Supplies–1.8%
AtriCure, Inc.(a)	5,480	240,024
Avantor, Inc.(a)	12,655	266,767
Edwards Lifesciences Corp.(a)	54,106	3,748,394
Envista Holdings Corp.(a)	10,570	294,692
Insulet Corp.(a)	504	80,224
Integra LifeSciences Holdings Corp.(a)	6,970	266,184
iRhythm Technologies, Inc.(a)	2,240	211,142
Lantheus Holdings, Inc.(a)	3,466	240,748
Medtronic PLC	80,172	6,282,200
Shockwave Medical, Inc.(a)	1,380	274,758
Zimmer Biomet Holdings, Inc.	16,798	1,884,960

		13,790,093

Health Care Providers & Services–2.6%
Acadia Healthcare Co., Inc.(a)	3,390	238,351
AMN Healthcare Services, Inc.(a)	2,700	229,986

2023 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Elevance Health, Inc.	10,870	$4,733,016
Guardant Health, Inc.(a)	6,588	195,238
Inari Medical, Inc.(a)	3,954	258,526
Pediatrix Medical Group, Inc.(a)	17,685	224,776
UnitedHealth Group, Inc.	29,122	14,682,517

		20,562,410

Life Sciences Tools & Services–1.5%
Fortrea Holdings, Inc.(a)	8,279	236,697
ICON PLC(a)	794	195,276
Illumina, Inc.(a)	16,034	2,201,010
IQVIA Holdings, Inc.(a)	32,674	6,428,610
Repligen Corp.(a)	1,484	235,812
Waters Corp.(a)	9,930	2,722,630

		12,020,035

Pharmaceuticals–1.3%
Intra-Cellular Therapies, Inc.(a)	2,598	135,330
Johnson & Johnson	12,058	1,878,034
Roche Holding AG (Sponsored ADR)	161,012	5,463,102
Zoetis, Inc.	16,430	2,858,318

		10,334,784

		69,090,428

Financials–7.2%
Banks–1.8%
Bank of America Corp.	152,792	4,183,444
BankUnited, Inc.	5,540	125,758
Comerica, Inc.	7,389	307,013
First BanCorp./Puerto Rico	22,036	296,605
First Citizens BancShares, Inc./NC–Class A	295	407,130
First Hawaiian, Inc.	17,221	310,839
PNC Financial Services Group, Inc. (The)	14,248	1,749,104
Texas Capital Bancshares, Inc.(a)	4,745	279,481
Webster Financial Corp.	5,254	211,789
Wells Fargo & Co.	144,668	5,911,134
Wintrust Financial Corp.	3,890	293,695
Zions Bancorp NA	6,051	211,119

		14,287,111

Capital Markets–1.6%
Ares Management Corp.–Class A	3,044	313,034
Cboe Global Markets, Inc.	2,450	382,714
Charles Schwab Corp. (The)	78,528	4,311,188
Goldman Sachs Group, Inc. (The)	16,668	5,393,264
LPL Financial Holdings, Inc.	8,042	1,911,182
Moelis & Co.–Class A	5,382	242,890
PJT Partners, Inc.–Class A	3,224	256,114
Stifel Financial Corp.	5,105	313,651

		13,124,037

Financial Services–2.3%
Flywire Corp.(a)	10,034	319,952
PayPal Holdings, Inc.(a)	35,160	2,055,454

Company	Shares	U.S. $ Value
Shift4 Payments, Inc.–Class A(a)	3,930	$217,549
Visa, Inc.–Class A	66,390	15,270,364

		17,863,319

Insurance–1.5%
American Financial Group, Inc./OH	2,282	254,831
Everest Re Group Ltd.	1,081	401,775
Hanover Insurance Group, Inc. (The)	1,910	211,972
Kemper Corp.	4,220	177,367
Kinsale Capital Group, Inc.	1,076	445,190
Progressive Corp. (The)	52,668	7,336,512
Ryan Specialty Holdings, Inc.(a)	4,222	204,344
Selective Insurance Group, Inc.	1,934	199,531
Willis Towers Watson PLC	11,612	2,426,444

		11,657,966

		56,932,433

Communication Services–6.0%
Diversified Telecommunication Services–0.7%
Comcast Corp.–Class A	121,772	5,399,370

Entertainment–0.4%
Walt Disney Co. (The)(a)	39,466	3,198,638

Interactive Media & Services–4.1%
Alphabet, Inc.–Class C(a)(b)	169,558	22,356,222
Meta Platforms, Inc.–Class A(a)	34,672	10,408,581

		32,764,803

Media–0.1%
Criteo SA (Sponsored ADR)(a)	8,976	262,099
Nexstar Media Group, Inc.	2,082	298,497

		560,596

Wireless Telecommunication Services–0.7%
T-Mobile US, Inc.(a)	38,176	5,346,409

		47,269,816

Industrials–5.4%
Aerospace & Defense–0.7%
Axon Enterprise, Inc.(a)	2,318	461,260
Curtiss-Wright Corp.	1,610	314,768
Hexcel Corp.	3,834	249,746
Howmet Aerospace, Inc.	6,516	301,319
RTX Corp.	54,994	3,957,846
Spirit AeroSystems Holdings, Inc.–Class A(a)	9,520	153,653

		5,438,592

Building Products–0.6%
AZEK Co., Inc. (The)(a)	6,930	206,068
Builders FirstSource, Inc.(a)	4,738	589,834
Carlisle Cos., Inc.	994	257,704
Masonite International Corp.(a)	1,710	159,406
Otis Worldwide Corp.	43,812	3,518,462

		4,731,474

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Commercial Services & Supplies–0.1%
ABM Industries, Inc.	6,426	$257,105
Stericycle, Inc.(a)	5,966	266,740
Tetra Tech, Inc.	1,944	295,546

		819,391

Construction & Engineering–0.4%
Dycom Industries, Inc.(a)	3,775	335,975
Fluor Corp.(a)	11,650	427,555
MasTec, Inc.(a)	32,565	2,343,703

		3,107,233

Electrical Equipment–1.3%
Eaton Corp. PLC	32,744	6,983,640
Regal Rexnord Corp.	11,347	1,621,259
Sensata Technologies Holding PLC	48,081	1,818,424

		10,423,323

Ground Transportation–0.8%
ArcBest Corp.	2,845	289,194
CSX Corp.	174,932	5,379,128
Knight-Swift Transportation Holdings, Inc.	6,079	304,862
Saia, Inc.(a)	660	263,110
TFI International, Inc.	2,056	263,882

		6,500,176

Machinery–0.9%
Ingersoll Rand, Inc.	3,322	211,614
ITT, Inc.	2,388	233,810
Middleby Corp. (The)(a)	3,907	500,096
Oshkosh Corp.	3,373	321,885
PACCAR, Inc.	64,176	5,456,158

		6,723,563

Marine Transportation–0.0%
Star Bulk Carriers Corp.	12,651	243,911

Passenger Airlines–0.0%
Alaska Air Group, Inc.(a)	6,210	230,267

Professional Services–0.5%
Booz Allen Hamilton Holding Corp.	17,430	1,904,466
FTI Consulting, Inc.(a)	1,178	210,168
Genpact Ltd.	6,516	235,879
Korn Ferry	3,480	165,091
Robert Half, Inc.	16,915	1,239,531

		3,755,135

Trading Companies & Distributors–0.1%
Herc Holdings, Inc.	2,780	330,653
SiteOne Landscape Supply, Inc.(a)	1,852	302,710

		633,363

		42,606,428

Consumer Discretionary–5.2%
Automobile Components–0.1%
Dana, Inc.	12,682	186,045

Company	Shares	U.S. $ Value
Goodyear Tire & Rubber Co. (The)(a)	15,930	$198,010

		384,055

Automobiles–0.2%
Stellantis NV	86,526	1,655,242

Broadline Retail–1.7%
Amazon.com, Inc.(a)	104,376	13,268,150
Global-e Online Ltd.(a)	4,560	181,214

		13,449,364

Diversified Consumer Services–0.0%
ADT, Inc.	49,300	295,799

Hotels, Restaurants & Leisure–1.0%
Cava Group, Inc.(a)	5,472	167,576
Dine Brands Global, Inc.	4,480	221,536
Hilton Grand Vacations, Inc.(a)	6,081	247,497
Hyatt Hotels Corp.–Class A	21,980	2,331,532
Papa John’s International, Inc.	3,149	214,825
Restaurant Brands International, Inc.	60,854	4,054,094
Vail Resorts, Inc.	1,044	231,652
Wingstop, Inc.	2,156	387,556

		7,856,268

Household Durables–0.1%
NVR, Inc.(a)	40	238,532
PulteGroup, Inc.	3,780	279,909
Taylor Morrison Home Corp.(a)	5,363	228,518

		746,959

Specialty Retail–1.4%
AutoZone, Inc.(a)	1,252	3,180,068
Bath & Body Works, Inc.	8,650	292,370
Dynatrace, Inc.(a)	8,558	399,915
Five Below, Inc.(a)	2,398	385,838
Home Depot, Inc. (The)	20,088	6,069,790
Lithia Motors, Inc.	1,012	298,874
Sally Beauty Holdings, Inc.(a)	5,544	46,459
Williams-Sonoma, Inc.	1,625	252,525

		10,925,839

Textiles, Apparel & Luxury Goods–0.7%
Deckers Outdoor Corp.(a)	828	425,666
NIKE, Inc.–Class B	44,474	4,252,604
PVH Corp.	4,458	341,082
Ralph Lauren Corp.	2,680	311,121
Tapestry, Inc.	7,402	212,808

		5,543,281

		40,856,807

Consumer Staples–3.3%
Beverages–1.0%
Celsius Holdings, Inc.(a)	1,984	340,282
Coca-Cola Co. (The)	93,296	5,222,654
Constellation Brands, Inc.–Class A	10,934	2,747,792

		8,310,728

2023 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Consumer Staples Distribution & Retail–1.8%
Costco Wholesale Corp.	6,732	$3,803,310
Grocery Outlet Holding Corp.(a)	10,044	289,770
Maplebear, Inc.(a)	1,830	54,332
Walmart, Inc.	60,868	9,734,620

		13,882,032

Food Products–0.1%
Freshpet, Inc.(a)	4,238	279,199
Hain Celestial Group, Inc. (The)(a)	16,797	174,185
Nomad Foods Ltd.(a)	17,831	271,388

		724,772

Household Products–0.4%
Procter & Gamble Co. (The)	19,382	2,826,913

		25,744,445

Energy–2.2%
Energy Equipment & Services–0.7%
Baker Hughes Co.	136,662	4,826,866
ChampionX Corp.	9,590	341,596
TechnipFMC PLC	16,970	345,150

		5,513,612

Oil, Gas & Consumable Fuels–1.5%
Cameco Corp.	9,770	387,283
Chevron Corp.	22,688	3,825,482
EOG Resources, Inc.	47,978	6,081,692
HF Sinclair Corp.	4,735	269,563
International Seaways, Inc.	6,120	275,400
Magnolia Oil & Gas Corp.–Class A	14,940	342,275
Permian Resources Corp.	24,384	340,386
Southwestern Energy Co.(a)	38,982	251,428

		11,773,509

		17,287,121

Materials–1.3%
Chemicals–1.2%
Element Solutions, Inc.	12,540	245,910
Huntsman Corp.	1,730	42,212
Linde PLC	12,704	4,730,334
LyondellBasell Industries NV–Class A	45,354	4,295,024

		9,313,480

Containers & Packaging–0.1%
Berry Global Group, Inc.	5,290	327,504

Metals & Mining–0.0%
ATI, Inc.(a)	5,540	227,971

		9,868,955

Equity Real Estate Investment Trusts (REITs)–1.1%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.–Class A	12,650	180,895

Company	Shares	U.S. $ Value
Health Care REITs–0.0%
Physicians Realty Trust	19,146	$233,390

Hotel & Resort REITs–0.0%
Ryman Hospitality Properties, Inc.	1,034	86,111

Industrial REITs–0.6%
First Industrial Realty Trust, Inc.	4,782	227,575
Prologis, Inc.	39,462	4,428,031
STAG Industrial, Inc.	9,280	320,253

		4,975,859

Real Estate Management & Development–0.0%
Jones Lang LaSalle, Inc.(a)	2,010	283,772

Residential REITs–0.1%
Apartment Income REIT Corp.	9,508	291,896

Specialized REITs–0.4%
American Tower Corp.	16,078	2,643,863
CubeSmart	6,471	246,739

		2,890,602

		8,942,525

Utilities–0.8%
Electric Utilities–0.8%
American Electric Power Co., Inc.	35,730	2,687,536
IDACORP, Inc.	3,691	345,662
NextEra Energy, Inc.	58,676	3,361,490
Portland General Electric Co.	6,970	282,146

		6,676,834

Total Common Stocks (cost $273,835,057)		440,937,421

INVESTMENT COMPANIES–40.8%
Funds and Investment Trusts–40.8%(c)(d)
AB All Market Real Return Portfolio–Class Z	7,254,972	61,377,072
AB International Small Cap Portfolio–Class Z	3,517,758	37,428,952
Bernstein International Strategic Equities Portfolio–Class Z	17,150,550	188,999,054
Bernstein Small Cap Core Portfolio–Class Z	1,336,024	16,112,444
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	714,554	17,277,899

Total Investment Companies (cost $298,793,801)		321,195,421

22	Sanford C. Bernstein Fund, Inc.

Company	Notional Amount		U.S. $ Value

PURCHASED OPTIONS—PUTS–2.1%
Options on Equity Indices–2.1%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 16,690; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(a)	EUR	62,587,500	$1,975,605
FTSE 100 Index Expiration: Jul 2024; Contracts: 3,580; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(a)	GBP	23,628,000	440,100
Nikkei 225 Index Expiration: Sep 2024; Contracts: 221,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(a)	JPY	5,856,500,000	1,142,480
S&P 500 Index Expiration: Jul 2024; Contracts: 133,200; Exercise Price: USD 3,850.00; Counterparty: UBS AG(a)	USD	512,820,000	13,017,329

Total Purchased Options—Puts (premiums paid $14,382,914)			16,575,514

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.8%
Investment Companies–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(c)(d)(e) (cost $14,389,945)	14,389,945	$14,389,945

Total Investments—100.7% (cost $601,401,717)		793,098,301

Other assets less liabilities—(0.7)%		(5,832,332)

Net Assets—100.0%		$787,265,969

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	110	December 2023	$7,919,218	$(203,706)

10 Yr Canadian Bond Futures	204	December 2023	17,291,750	(413,893)

10 Yr Japan Bond (OSE) Futures	22	December 2023	21,340,471	(148,782)

Euro Buxl 30 Yr Bond Futures	36	December 2023	4,657,144	(314,422)

Euro STOXX 50 Index Futures	333	December 2023	14,800,782	171,396

Euro-BOBL Futures	98	December 2023	11,992,916	(119,257)

Euro-Bund Futures	95	December 2023	12,920,442	(269,277)

FTSE 100 Index Futures	18	December 2023	1,684,690	19,532

Hang Seng Index Futures	2	October 2023	228,440	1,321

Long Gilt Futures	80	December 2023	9,190,769	(14,733)

MSCI Singapore IX ETS Futures	33	October 2023	689,572	11,606

Nikkei 225 (OSE) Futures	37	December 2023	7,888,249	(196,689)

OMXS 30 Index Futures	19	October 2023	375,633	(4,582)

S&P 500 E-Mini Futures	285	December 2023	61,638,375	(1,596,310)

S&P/TSX 60 Index Futures	53	December 2023	9,180,033	(306,710)

TOPIX Index Futures	116	December 2023	18,035,733	(253,654)

U.S. T-Note 2 Yr (CBT) Futures	726	December 2023	147,168,141	(279,212)

U.S. T-Note 10 Yr (CBT) Futures	1,797	December 2023	194,188,313	(3,448,873)

U.S. Ultra Bond (CBT) Futures	535	December 2023	63,497,813	(4,665,324)

2023 Annual Report	23

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts

E-Mini Russell 2000 Futures	33	December 2023	$2,967,690	$48,868

MSCI Emerging Markets Futures	240	December 2023	11,466,000	234,283

S&P 400 E-Mini Futures	12	December 2023	3,024,480	45,381

SPI 200 Futures	331	December 2023	37,700,432	835,670

				$(10,867,367)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	15,925	EUR	14,675	10/12/2023	$(403,668)

Bank of America, NA	JPY	2,392,394	USD	16,256	10/19/2023	205,971

Bank of America, NA	NZD	11,214	USD	6,635	10/27/2023	(85,650)

Bank of America, NA	AUD	2,828	USD	1,833	11/08/2023	12,225

Bank of America, NA	AUD	37,218	USD	23,776	11/08/2023	(181,492)

Bank of America, NA	CHF	37,853	USD	42,447	11/16/2023	899,661

Bank of America, NA	USD	11,111	CHF	9,920	11/16/2023	(223,502)

Bank of America, NA	NOK	12,614	USD	1,167	12/07/2023	(13,961)

Bank of America, NA	USD	4,791	NOK	51,606	12/07/2023	41,834

Barclays Bank PLC	EUR	1,544	USD	1,650	10/12/2023	17,665

Barclays Bank PLC	CAD	30,682	USD	22,814	10/27/2023	217,376

Barclays Bank PLC	NZD	35,253	USD	20,721	10/27/2023	(407,388)

Barclays Bank PLC	USD	6,531	NZD	10,993	10/27/2023	57,301

Barclays Bank PLC	USD	5,984	GBP	4,829	11/17/2023	(90,452)

BNP Paribas SA	EUR	40,333	USD	43,360	10/12/2023	701,000

BNP Paribas SA	USD	12,097	JPY	1,775,969	10/19/2023	(182,313)

BNP Paribas SA	NZD	10,793	USD	6,436	10/27/2023	(33,031)

BNP Paribas SA	AUD	5,199	USD	3,339	11/08/2023	(7,095)

Deutsche Bank AG	EUR	1,314	USD	1,395	10/12/2023	4,494

Goldman Sachs Bank USA	USD	8,584	EUR	7,778	10/12/2023	(357,341)

Goldman Sachs Bank USA	CAD	11,692	USD	8,574	10/27/2023	(37,015)

Goldman Sachs Bank USA	USD	21,110	AUD	32,717	11/08/2023	(49,118)

Goldman Sachs Bank USA	GBP	754	USD	919	11/17/2023	(1,344)

Goldman Sachs Bank USA	USD	4,487	SEK	49,185	12/07/2023	27,154

HSBC Bank USA	AUD	19,328	USD	12,509	11/08/2023	67,903

JPMorgan Chase Bank, NA	USD	601	CAD	817	10/27/2023	1,458

JPMorgan Chase Bank, NA	USD	21,782	GBP	17,479	11/17/2023	(450,353)

Morgan Stanley Capital Services, Inc.	EUR	28,098	USD	30,929	10/12/2023	1,211,518

Morgan Stanley Capital Services, Inc.	USD	37,377	EUR	33,894	10/12/2023	(1,529,430)

Morgan Stanley Capital Services, Inc.	JPY	210,654	USD	1,444	10/19/2023	31,060

Morgan Stanley Capital Services, Inc.	USD	26,545	JPY	3,807,181	10/19/2023	(1,003,468)

Morgan Stanley Capital Services, Inc.	USD	8,030	CAD	10,875	10/27/2023	(20,983)

Morgan Stanley Capital Services, Inc.	USD	25,369	NZD	42,700	10/27/2023	222,919

Morgan Stanley Capital Services, Inc.	CHF	8,258	USD	9,089	11/16/2023	24,555

24	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	20,937	SEK	230,821	12/07/2023	$249,507

State Street Bank & Trust Co.	CAD	570	USD	417	10/27/2023	(2,147)

						$(1,086,150)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	4.79%	USD	69,850	$658,542	$600,437	$58,105

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	110	12/15/2023	$71

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2023 Annual Report	25

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS–59.8%

Information Technology–15.5%
Communications Equipment–0.0%
Calix, Inc.(a)	574	$26,312
Lumentum Holdings, Inc.(a)	10,530	475,746

		502,058

Electronic Equipment, Instruments & Components–0.7%
Avnet, Inc.	12,390	597,074
Belden, Inc.	6,136	592,431
CDW Corp./DE	34,968	7,055,144
Crane NXT Co.	7,040	391,213
Fabrinet(a)	748	124,466
Littelfuse, Inc.	1,856	459,026
Novanta, Inc.(a)	3,624	519,682
Shoals Technologies Group, Inc.–Class A(a)	21,396	390,476

		10,129,512

IT Services–0.0%
MongoDB, Inc.(a)	1,308	452,385

Semiconductors & Semiconductor Equipment –3.8%
Amkor Technology, Inc.	18,273	412,970
Broadcom, Inc.	7,758	6,442,810
FormFactor, Inc.(a)	18,699	653,343
KLA Corp.	7,710	3,536,268
Kulicke & Soffa Industries, Inc.	5,552	269,994
Lattice Semiconductor Corp.(a)	9,804	842,372
MACOM Technology Solutions Holdings, Inc.(a)	8,666	706,890
Monolithic Power Systems, Inc.	924	426,426
NVIDIA Corp.	59,464	25,866,246
NXP Semiconductors NV	44,992	8,994,800
QUALCOMM, Inc.	60,310	6,698,028
Synaptics, Inc.(a)	6,190	553,634
Universal Display Corp.	4,530	711,008

		56,114,789

Software–7.9%
ACI Worldwide, Inc.(a)	22,141	499,501
Adobe, Inc.(a)	23,484	11,974,492
Autodesk, Inc.(a)	9,220	1,907,710
CommVault Systems, Inc.(a)	8,752	591,723
Fair Isaac Corp.(a)	660	573,230
Five9, Inc.(a)	9,874	634,834
Freshworks, Inc.–Class A(a)	30,228	602,142
Gen Digital, Inc.	244,239	4,318,145
HubSpot, Inc.(a)	830	408,282
Klaviyo, Inc.–Class A(a)	12,920	445,740
Manhattan Associates, Inc.(a)	4,444	878,204

Company	Shares	U.S. $ Value
Microsoft Corp.(b)	207,598	$65,548,752
Monday.com Ltd.(a)	3,156	502,338
Oracle Corp.	162,484	17,210,306
PTC, Inc.(a)	5,376	761,672
ServiceNow, Inc.(a)	9,012	5,037,348
Smartsheet, Inc.–Class A(a)	11,962	483,942
Workday, Inc.–Class A(a)	15,728	3,379,160

		115,757,521

Technology Hardware, Storage & Peripherals–3.1%
Apple, Inc.(b)	232,910	39,876,350
Western Digital Corp.(a)	102,946	4,697,380

		44,573,730

		227,529,995

Health Care–9.8%
Biotechnology–1.6%
Akero Therapeutics, Inc.(a)	3,658	184,970
Arcus Biosciences, Inc.(a)	7,050	126,530
Ascendis Pharma A/S (ADR)(a)	1,944	181,942
Blueprint Medicines Corp.(a)	4,228	212,280
Bridgebio Pharma, Inc.(a)	7,914	208,666
Halozyme Therapeutics, Inc.(a)	7,158	273,398
Intellia Therapeutics, Inc.(a)	4,540	143,523
Karuna Therapeutics, Inc.(a)	1,540	260,398
Legend Biotech Corp. (ADR)(a)	3,384	227,304
Madrigal Pharmaceuticals, Inc.(a)	1,008	147,062
Natera, Inc.(a)	12,470	551,754
Regeneron Pharmaceuticals, Inc.(a)	7,810	6,426,494
Sarepta Therapeutics, Inc.(a)	3,540	428,998
Ultragenyx Pharmaceutical, Inc.(a)	5,382	191,868
Vaxcyte, Inc.(a)	5,264	268,358
Vertex Pharmaceuticals, Inc.(a)	39,542	13,749,988
Viking Therapeutics, Inc.(a)	10,168	112,560
Vir Biotechnology, Inc.(a)	8,544	80,048
Xenon Pharmaceuticals, Inc.(a)	3,398	116,042

		23,892,183

Health Care Equipment & Supplies–1.9%
Align Technology, Inc.(a)	11,062	3,377,450
AtriCure, Inc.(a)	10,784	472,296
Avantor, Inc.(a)	24,510	516,671
Edwards Lifesciences Corp.(a)	109,314	7,573,274
Envista Holdings Corp.(a)	20,780	579,346
Insulet Corp.(a)	990	157,894
Integra LifeSciences Holdings Corp.(a)	13,710	523,585
iRhythm Technologies, Inc.(a)	4,408	415,404
Lantheus Holdings, Inc.(a)	6,820	473,784
Medtronic PLC	130,042	10,190,091
Shockwave Medical, Inc.(a)	2,714	540,358
Zimmer Biomet Holdings, Inc.	21,448	2,406,894

		27,227,047

Health Care Providers & Services–2.8%
Acadia Healthcare Co., Inc.(a)	6,680	469,671
AMN Healthcare Services, Inc.(a)	5,320	453,157

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Elevance Health, Inc.	16,682	$7,263,676
Guardant Health, Inc.(a)	12,962	384,194
Inari Medical, Inc.(a)	7,778	508,616
Pediatrix Medical Group, Inc.(a)	34,795	442,244
UnitedHealth Group, Inc.	64,200	32,368,494

		41,890,052

Life Sciences Tools & Services–1.5%
Fortrea Holdings, Inc.(a)	16,269	465,131
ICON PLC(a)	1,560	384,150
Illumina, Inc.(a)	31,818	4,367,838
IQVIA Holdings, Inc.(a)	57,746	11,361,526
Repligen Corp.(a)	2,918	463,832
Waters Corp.(a)	17,070	4,680,490

		21,722,967

Pharmaceuticals–2.0%
Intra-Cellular Therapies, Inc.(a)	5,112	266,284
Johnson & Johnson	59,956	9,337,992
Pfizer, Inc.	35,952	1,192,528
Roche Holding AG (Sponsored ADR)	291,192	9,880,110
Viatris, Inc.	23,224	228,979
Zoetis, Inc.	46,384	8,069,888

		28,975,781

		143,708,030

Financials–7.8%
Banks–2.1%
Bank of America Corp.	398,366	10,907,234
BankUnited, Inc.	10,902	247,475
Comerica, Inc.	14,540	604,137
First BanCorp./Puerto Rico	43,334	583,276
First Citizens BancShares, Inc./NC–Class A	580	800,458
First Hawaiian, Inc.	33,880	611,534
PNC Financial Services Group, Inc. (The)	24,196	2,970,420
Texas Capital Bancshares, Inc.(a)	9,333	549,714
Webster Financial Corp.	10,344	416,967
Wells Fargo & Co.	298,294	12,188,292
Wintrust Financial Corp.	7,660	578,330
Zions Bancorp NA	11,905	415,366

		30,873,203

Capital Markets–1.8%
Ares Management Corp.–Class A	5,988	615,986
Cboe Global Markets, Inc.	4,810	751,370
Charles Schwab Corp. (The)	140,632	7,720,642
Goldman Sachs Group, Inc. (The)	37,966	12,284,334
LPL Financial Holdings, Inc.	16,364	3,888,904
Moelis & Co.–Class A	10,589	477,882
PJT Partners, Inc.–Class A	6,344	503,968
Stifel Financial Corp.	10,040	616,858

		26,859,944

Company	Shares	U.S. $ Value
Financial Services–2.5%
Flywire Corp.(a)	19,742	$629,572
PayPal Holdings, Inc.(a)	56,318	3,292,350
Shift4 Payments, Inc.–Class A(a)	7,732	428,121
Visa, Inc.–Class A	137,594	31,647,996

		35,998,039

Insurance–1.4%
American Financial Group, Inc./OH	4,483	500,617
Everest Re Group Ltd.	2,120	787,940
Hanover Insurance Group, Inc. (The)	3,760	417,285
Kemper Corp.	8,300	348,849
Kinsale Capital Group, Inc.	2,116	876,299
Progressive Corp. (The)	96,164	13,395,506
Ryan Specialty Holdings, Inc.(a)	8,308	402,058
Selective Insurance Group, Inc.	3,794	391,427
Willis Towers Watson PLC	16,818	3,514,290

		20,634,271

		114,365,457

Communication Services–6.5%
Diversified Telecommunication Services–0.9%
Comcast Corp.–Class A	308,618	13,684,078

Entertainment–0.4%
Walt Disney Co. (The)(a)	61,332	4,970,877

Interactive Media & Services–4.5%
Alphabet, Inc.–Class C(a)	347,850	45,864,023
Meta Platforms, Inc.–Class A(a)	67,754	20,340,128

		66,204,151

Media–0.1%
Criteo SA (Sponsored ADR)(a)	17,652	515,438
Nexstar Media Group, Inc.	4,100	587,817

		1,103,255

Wireless Telecommunication Services–0.6%
T-Mobile US, Inc.(a)	66,398	9,298,900

		95,261,261

Industrials–5.7%
Aerospace & Defense–0.7%
Axon Enterprise, Inc.(a)	4,562	907,792
Curtiss-Wright Corp.	3,166	619,364
Hexcel Corp.	7,544	491,352
Howmet Aerospace, Inc.	12,820	592,926
L3Harris Technologies, Inc.	7,140	1,243,042
RTX Corp.	85,998	6,189,276
Spirit AeroSystems Holdings, Inc.–Class A(a)	18,730	302,302

		10,346,054

Building Products–0.5%
AZEK Co., Inc. (The)(a)	13,634	405,474

2023 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Builders FirstSource, Inc.(a)	9,333	$1,161,865
Carlisle Cos., Inc.	1,958	507,372
Masonite International Corp.(a)	3,363	313,499
Otis Worldwide Corp.	61,488	4,938,102

		7,326,312

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	12,642	505,807
Stericycle, Inc.(a)	11,734	524,627
Tetra Tech, Inc.	3,826	581,514

		1,611,948

Construction & Engineering–0.7%
AECOM	52,682	4,374,713
Dycom Industries, Inc.(a)	7,432	661,448
Fluor Corp.(a)	22,916	841,017
MasTec, Inc.(a)	52,439	3,774,035

		9,651,213

Electrical Equipment–1.4%
Eaton Corp. PLC	69,884	14,904,860
Regal Rexnord Corp.	25,122	3,589,431
Sensata Technologies Holding PLC	71,516	2,704,735

		21,199,026

Ground Transportation–0.8%
ArcBest Corp.	5,600	569,240
CSX Corp.	310,722	9,554,671
Knight-Swift Transportation Holdings, Inc.	11,945	599,042
Saia, Inc.(a)	1,300	517,846
TFI International, Inc.	4,044	519,290
XPO, Inc.(a)	3,710	276,989

		12,037,078

Industrial Conglomerates–0.1%
Honeywell International, Inc.	4,686	865,692

Machinery–0.8%
Ingersoll Rand, Inc.	6,536	416,474
ITT, Inc.	4,700	460,177
Middleby Corp. (The)(a)	7,684	983,552
Oshkosh Corp.	6,637	633,369
PACCAR, Inc.	105,678	8,984,658

		11,478,230

Marine Transportation–0.0%
Star Bulk Carriers Corp.	24,880	479,686

Passenger Airlines–0.0%
Alaska Air Group, Inc.(a)	12,208	452,673

Professional Services–0.4%
Booz Allen Hamilton Holding Corp.	34,480	3,767,520
FTI Consulting, Inc.(a)	2,320	413,732
Genpact Ltd.	12,803	463,469
Korn Ferry	6,840	324,490
Robert Half, Inc.	21,331	1,563,136

		6,532,347

Company	Shares	U.S. $ Value
Trading Companies & Distributors–0.2%
Herc Holdings, Inc.	5,460	$649,412
SiteOne Landscape Supply, Inc.(a)	3,646	595,776
United Rentals, Inc.	2,680	1,191,003

		2,436,191

		84,416,450

Consumer Discretionary–5.7%
Automobile Components–0.1%
Dana, Inc.	24,945	365,943
Goodyear Tire & Rubber Co. (The)(a)	31,337	389,519

		755,462

Automobiles–0.3%
Stellantis NV	197,926	3,786,305

Broadline Retail–1.7%
Amazon.com, Inc.(a)	198,646	25,251,752
Global-e Online Ltd.(a)	8,972	356,548

		25,608,300

Diversified Consumer Services–0.0%
ADT, Inc.	96,946	581,676

Hotels, Restaurants & Leisure–1.0%
Booking Holdings, Inc.(a)	568	1,751,684
Cava Group, Inc.(a)	10,766	329,732
Dine Brands Global, Inc.	8,821	436,198
Hilton Grand Vacations, Inc.(a)	11,950	486,365
Hyatt Hotels Corp.–Class A	33,386	3,541,586
Papa John’s International, Inc.	6,191	422,350
Restaurant Brands International, Inc.	103,522	6,896,636
Vail Resorts, Inc.	2,054	455,762
Wingstop, Inc.	4,240	762,522

		15,082,835

Household Durables–0.1%
NVR, Inc.(a)	80	477,064
PulteGroup, Inc.	7,432	550,339
Taylor Morrison Home Corp.(a)	10,542	449,195

		1,476,598

Specialty Retail–1.8%
AutoZone, Inc.(a)	2,720	6,906,232
Bath & Body Works, Inc.	17,030	575,614
Dynatrace, Inc.(a)	16,840	786,934
Five Below, Inc.(a)	4,720	759,288
Home Depot, Inc. (The)	51,144	15,453,670
Lithia Motors, Inc.	1,992	588,298
Sally Beauty Holdings, Inc.(a)	10,908	91,409
Williams-Sonoma, Inc.	3,187	495,260

		25,656,705

Textiles, Apparel & Luxury Goods–0.7%
Deckers Outdoor Corp.(a)	1,628	836,938
NIKE, Inc.–Class B	82,014	7,842,084
PVH Corp.	8,763	670,457

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Ralph Lauren Corp.	5,270	$611,794
Tapestry, Inc.	14,560	418,600

		10,379,873

		83,327,754

Consumer Staples–3.2%
Beverages–0.9%
Celsius Holdings, Inc.(a)	3,902	669,584
Coca-Cola Co. (The)	140,462	7,863,007
Constellation Brands, Inc.–Class A	17,642	4,433,712

		12,966,303

Consumer Staples Distribution & Retail–1.8%
Costco Wholesale Corp.	18,044	10,193,574
Grocery Outlet Holding Corp.(a)	19,764	570,162
Maplebear, Inc.(a)	3,602	106,914
Walmart, Inc.	101,222	16,188,274

		27,058,924

Food Products–0.1%
Freshpet, Inc.(a)	8,340	549,374
Hain Celestial Group, Inc. (The)(a)	33,030	342,521
Nomad Foods Ltd.(a)	35,057	533,567

		1,425,462

Household Products–0.4%
Procter & Gamble Co. (The)	43,064	6,281,169

		47,731,858

Energy–2.3%
Energy Equipment & Services–0.7%
Baker Hughes Co.	248,712	8,784,508
ChampionX Corp.	18,870	672,149
TechnipFMC PLC	33,392	679,173

		10,135,830

Oil, Gas & Consumable Fuels–1.6%
Cameco Corp.	19,230	762,277
Chevron Corp.	42,424	7,153,366
ConocoPhillips	8,504	1,018,660
EOG Resources, Inc.	95,456	12,100,002
HF Sinclair Corp.	9,311	530,075
International Seaways, Inc.	12,030	541,350
Magnolia Oil & Gas Corp.–Class A	29,370	672,867
Permian Resources Corp.	47,978	669,773
Southwestern Energy Co.(a)	76,702	494,728

		23,943,098

		34,078,928

Materials–1.3%
Chemicals–1.3%
Element Solutions, Inc.	24,670	483,778
Huntsman Corp.	3,400	82,960

Company	Shares	U.S. $ Value
Linde PLC	20,050	$7,465,618
LyondellBasell Industries NV–Class A	109,034	10,325,520

		18,357,876

Containers & Packaging–0.0%
Berry Global Group, Inc.	10,410	644,483

Metals & Mining–0.0%
ATI, Inc.(a)	10,890	448,124

		19,450,483

Real Estate–1.1%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.–Class A	24,874	355,698

Health Care REITs–0.0%
Physicians Realty Trust	37,650	458,954

Hotel & Resort REITs–0.0%
Ryman Hospitality Properties, Inc.	1,746	145,407

Industrial REITs–0.6%
First Industrial Realty Trust, Inc.	9,408	447,727
Prologis, Inc.	65,824	7,386,110
STAG Industrial, Inc.	18,260	630,153

		8,463,990

Real Estate Management & Development–0.1%
Jones Lang LaSalle, Inc.(a)	3,950	557,661

Residential REITs–0.1%
Apartment Income REIT Corp.	18,700	574,090

Specialized REITs–0.3%
American Tower Corp.	27,188	4,470,902
CubeSmart	12,717	484,899

		4,955,801

		15,511,601

Utilities–0.9%
Electric Utilities–0.9%
American Electric Power Co., Inc.	81,298	6,115,160
IDACORP, Inc.	7,266	680,461
NextEra Energy, Inc.	95,898	5,493,939
Portland General Electric Co.	13,710	554,981

		12,844,541

Total Common Stocks (cost $458,328,668)		878,226,358

INVESTMENT COMPANIES–41.2%
Funds and Investment Trusts–41.2%(c)(d)
AB All Market Real Return Portfolio–Class Z	12,748,168	107,849,507
AB International Small Cap Portfolio–Class Z	6,919,848	73,627,176

2023 Annual Report	29

Schedule of Investments (continued)

Company		Shares	U.S. $ Value
Bernstein International Strategic Equities Portfolio–Class Z		32,377,890	$356,804,350
Bernstein Small Cap Core Portfolio–Class Z		2,644,452	31,892,102
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		1,413,644	34,181,890

Total Investment Companies (cost $559,300,891)			604,355,025

	Notional Amount

PURCHASED OPTIONS—PUTS–2.2%
Options on Equity Indices–2.2%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 31,970; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(a)	EUR	119,887,500	3,784,308
FTSE 100 Index Expiration: Jul 2024; Contracts: 6,840; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(a)	GBP	45,144,000	840,862

Company	Notional Amount		U.S. $ Value
Nikkei 225 Index Expiration: Sep 2024; Contracts: 421,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(a)	JPY	11,156,500,000	$2,176,399
S&P 500 Index Expiration: Jul 2024; Contracts: 255,600; Exercise Price: USD 3,850.00; Counterparty: UBS AG(a)	USD	984,060,000	24,979,198

Total Purchased Options—Puts (premiums paid $27,578,947)			31,780,767

Total Investments—103.2% (cost $1,045,208,506)			1,514,362,150

Other assets less liabilities—(3.2)%			(46,723,256)

Net Assets—100.0%			$1,467,638,894

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	762	December 2023	$33,868,457	$(417,500)

FTSE 100 Index Futures	22	December 2023	2,059,065	23,872

Hang Seng Index Futures	2	October 2023	228,440	1,321

MSCI Singapore IX ETS Futures	56	October 2023	1,170,183	19,696

Nikkei 225 (OSE) Futures	71	December 2023	15,136,911	(374,653)

OMXS 30 Index Futures	21	October 2023	415,174	(5,065)

S&P 500 E-Mini Futures	378	December 2023	81,751,950	(1,524,450)

S&P/TSX 60 Index Futures	124	December 2023	21,477,813	(667,204)

TOPIX Index Futures	207	December 2023	32,184,455	(481,962)

U.S. T-Note 2 Yr (CBT) Futures	1,679	December 2023	340,351,665	(647,072)

U.S. T-Note 10 Yr (CBT) Futures	4,213	December 2023	455,267,312	(8,215,200)

U.S. Ultra Bond (CBT) Futures	1,245	December 2023	147,765,938	(10,856,761)

Sold Contracts

E-Mini Russell 2000 Futures	101	December 2023	9,082,930	186,386

Euro STOXX 50 Index Futures	180	December 2023	8,000,423	141,496

MSCI Emerging Markets Futures	555	December 2023	26,515,125	654,707

S&P 400 E-Mini Futures	31	December 2023	7,813,240	138,873

S&P/TSX 60 Index Futures	31	December 2023	5,369,453	192,215

SPI 200 Futures	627	December 2023	71,414,413	1,584,064

				$(20,247,237)

30	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	30,723	EUR	28,312	10/12/2023	$(778,780)

Bank of America, NA	JPY	4,650,035	USD	31,596	10/19/2023	400,341

Bank of America, NA	NZD	21,306	USD	12,607	10/27/2023	(162,734)

Bank of America, NA	AUD	6,072	USD	3,935	11/08/2023	26,243

Bank of America, NA	AUD	71,111	USD	45,429	11/08/2023	(346,779)

Bank of America, NA	CHF	61,882	USD	69,392	11/16/2023	1,470,770

Bank of America, NA	USD	21,078	CHF	18,817	11/16/2023	(423,979)

Bank of America, NA	NOK	24,933	USD	2,307	12/07/2023	(27,595)

Bank of America, NA	USD	9,014	NOK	97,090	12/07/2023	78,705

Barclays Bank PLC	EUR	3,622	USD	3,872	10/12/2023	41,448

Barclays Bank PLC	CAD	58,521	USD	43,514	10/27/2023	414,612

Barclays Bank PLC	NZD	67,168	USD	39,481	10/27/2023	(776,199)

Barclays Bank PLC	USD	12,353	NZD	20,792	10/27/2023	108,380

Barclays Bank PLC	USD	11,178	GBP	9,020	11/17/2023	(168,956)

BNP Paribas SA	EUR	78,350	USD	84,238	10/12/2023	1,371,934

BNP Paribas SA	USD	22,600	JPY	3,317,902	10/19/2023	(340,602)

BNP Paribas SA	NZD	20,344	USD	12,131	10/27/2023	(62,264)

BNP Paribas SA	AUD	9,585	USD	6,157	11/08/2023	(13,083)

Goldman Sachs Bank USA	USD	16,622	EUR	15,062	10/12/2023	(691,987)

Goldman Sachs Bank USA	CAD	23,664	USD	17,353	10/27/2023	(74,913)

Goldman Sachs Bank USA	USD	40,267	AUD	62,408	11/08/2023	(93,693)

Goldman Sachs Bank USA	USD	8,396	SEK	92,028	12/07/2023	50,807

HSBC Bank USA	AUD	36,779	USD	23,804	11/08/2023	129,214

JPMorgan Chase Bank, NA	USD	1,342	CAD	1,827	10/27/2023	3,259

JPMorgan Chase Bank, NA	USD	36,474	GBP	29,268	11/17/2023	(754,107)

Morgan Stanley Capital Services, Inc.	EUR	53,655	USD	59,061	10/12/2023	2,313,493

Morgan Stanley Capital Services, Inc.	USD	76,136	EUR	69,041	10/12/2023	(3,115,373)

Morgan Stanley Capital Services, Inc.	JPY	449,759	USD	3,084	10/19/2023	66,315

Morgan Stanley Capital Services, Inc.	USD	49,901	JPY	7,157,039	10/19/2023	(1,886,397)

Morgan Stanley Capital Services, Inc.	USD	14,139	CAD	19,148	10/27/2023	(36,946)

Morgan Stanley Capital Services, Inc.	USD	48,262	NZD	81,232	10/27/2023	424,078

Morgan Stanley Capital Services, Inc.	CHF	14,817	USD	16,307	11/16/2023	44,058

Morgan Stanley Capital Services, Inc.	USD	42,602	SEK	469,668	12/07/2023	507,692

						$(2,303,038)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	4.79%	USD	131,280	$1,237,701	$1,128,496	$109,205

* Termination date

2023 Annual Report	31

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	330	12/15/2023	$(305)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Affiliated investments.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

32	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2023

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–20.4%
Australia–0.2%
Australia Government Bond Series 150 3.00%, 03/21/2047(a)	AUD	239	$114,513
Series 166 3.00%, 11/21/2033(a)		1,263	716,680

			831,193

Austria–0.6%
Republic of Austria Government Bond 0.00%, 02/20/2030(a)	EUR	405	348,659
0.90%, 02/20/2032(a)		3,497	3,039,176

			3,387,835

Belgium–0.1%
Kingdom of Belgium Government Bond Series 84 1.45%, 06/22/2037(a)		755	607,605

Canada–0.1%
Canadian Government Bond 2.25%, 12/01/2029	CAD	1,206	800,859

China–0.6%
China Government Bond Series INBK 2.80%, 03/24/2029	CNY	11,310	1,562,908
3.81%, 09/14/2050		11,930	1,844,844

			3,407,752

Finland–0.5%
Finland Government Bond 2.875%, 04/15/2029(a)	EUR	2,860	2,970,306

Germany–0.6%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 05/15/2038(a)		1,377	1,115,896
1.80%, 08/15/2053(a)		1,335	1,074,926
3.25%, 07/04/2042(a)		1,035	1,127,475

			3,318,297

Indonesia–0.1%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	9,208,000	580,899

Italy–0.6%
Italy Buoni Poliennali Del Tesoro Series 8Y 4.00%, 10/30/2031(a)	EUR	2,166	2,216,494

	Principal Amount (000)		U.S. $ Value
Series 10Y 4.40%, 05/01/2033(a)	EUR	167	$173,234
Series 13Y 4.00%, 04/30/2035(a)		835	821,044

			3,210,772

Japan–0.9%
Japan Government Ten Year Bond Series 371 0.40%, 06/20/2033	JPY	141,400	915,022
Japan Government Thirty Year Bond Series 68 0.60%, 09/20/2050		130,550	678,565
Japan Government Twenty Year Bond Series 140 1.70%, 09/20/2032		144,050	1,047,390
Series 183 1.40%, 12/20/2042		315,750	2,108,218

			4,749,195

Malaysia–0.1%
Malaysia Government Bond Series 310 4.498%, 04/15/2030	MYR	3,315	729,904

Mexico–0.3%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	5,041	238,802
8.00%, 07/31/2053		17,402	817,059
8.50%, 05/31/2029		11,966	643,928

			1,699,789

South Korea–2.4%
Korea Treasury Bond Series 2506 3.125%, 06/10/2025	KRW	11,966,760	8,759,977
Series 2703 2.375%, 03/10/2027		6,773,850	4,769,210

			13,529,187

Spain–0.3%
Spain Government Bond 3.90%, 07/30/2039(a)	EUR	1,391	1,406,618

Thailand–0.1%
Thailand Government Bond 3.35%, 06/17/2033	THB	17,556	486,843

			486,843

United Kingdom–0.6%
United Kingdom Gilt 0.125%, 01/31/2028(a)	GBP	1,338	1,364,762
0.875%, 01/31/2046(a)		758	426,849
1.25%, 10/22/2041(a)		825	580,124
1.50%, 07/31/2053(a)		1,097	638,598
1.75%, 09/07/2037(a)		430	369,374

			3,379,707

2023 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
United States–12.3%
U.S. Treasury Bonds 1.125%, 08/15/2040(b)	U.S.$	5,488	$3,112,726
1.25%, 05/15/2050		4,125	1,941,092
1.875%, 02/15/2051		4,362	2,440,452
2.00%, 08/15/2051		2,453	1,413,714
2.25%, 08/15/2046		854	540,288
2.25%, 08/15/2049		590	366,538
2.25%, 02/15/2052		139	84,976
2.375%, 02/15/2042		1,883	1,299,582
2.375%, 11/15/2049		450	287,438
2.875%, 05/15/2043		1,196	884,666
2.875%, 05/15/2049		905	644,388
2.875%, 05/15/2052		1,035	732,768
3.00%, 11/15/2045		169	124,796
3.00%, 08/15/2052		321	233,482
3.25%, 05/15/2042		2,114	1,683,432
3.375%, 08/15/2042		1,464	1,185,058
3.375%, 11/15/2048		495	387,570
3.625%, 08/15/2043		1,272	1,060,216
3.625%, 02/15/2053		966	798,322
3.625%, 05/15/2053		462	381,850
3.875%, 02/15/2043		2,161	1,878,622
4.00%, 11/15/2042		790	700,808
4.375%, 11/15/2039(c)		5,290	5,027,980
4.375%, 08/15/2043		674	628,400
4.50%, 08/15/2039		1,991	1,925,498
U.S. Treasury Notes 1.00%, 07/31/2028		1,570	1,324,688
1.25%, 11/30/2026(b)(c)		7,793	6,992,552
1.625%, 05/15/2026(b)(c)		6,600	6,073,970
1.875%, 02/28/2027		2,357	2,145,238
2.75%, 04/30/2027		975	911,462
3.375%, 05/15/2033		2,812	2,550,648
3.50%, 02/15/2033(c)		7,664	7,033,748
3.625%, 03/31/2028		1,498	1,436,058
3.625%, 05/31/2028		1,777	1,703,316
3.875%, 08/15/2033		1,852	1,750,524
4.00%, 06/30/2028		1,040	1,012,472
4.25%, 05/31/2025		672	661,630
4.625%, 09/30/2028		6,060	6,062,339

			69,423,307

Total Governments—Treasuries (cost $130,152,324)			114,520,068

CORPORATES—INVESTMENT GRADE–15.2%

Industrial–7.8%
Basic–0.3%
BHP Billiton Finance Ltd. Series 17 1.50%, 04/29/2030(a)	EUR	500	445,456
Braskem Netherlands Finance BV 7.25%, 02/13/2033(a)	U.S.$	249	228,482
Freeport Indonesia PT 4.763%, 04/14/2027(a)		585	554,960

	Principal Amount (000)		U.S. $ Value
Glencore Funding LLC 6.50%, 10/06/2033(a)	U.S.$	96	$95,816
LyondellBasell Industries NV 5.75%, 04/15/2024		277	276,067

			1,600,781

Capital Goods–0.5%
CNH Industrial Capital LLC 3.95%, 05/23/2025		423	410,044
Flowserve Corp. 2.80%, 01/15/2032		372	284,346
Parker-Hannifin Corp. 3.25%, 06/14/2029		223	198,028
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		1,028	1,014,820
RTX Corp. 4.125%, 11/16/2028		671	624,674
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		90	85,522
4.15%, 03/15/2024(d)		343	339,656

			2,957,090

Communications—Media–0.7%
Cox Communications, Inc. 2.60%, 06/15/2031(a)		471	366,466
5.45%, 09/15/2028(a)		79	77,594
5.70%, 06/15/2033(a)		194	186,664
Discovery Communications LLC 5.20%, 09/20/2047		213	161,048
5.30%, 05/15/2049		96	73,365
Fox Corp. 4.709%, 01/25/2029		210	198,672
5.576%, 01/25/2049		795	662,640
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		590	555,114
5.375%, 06/15/2033		198	184,801
Omnicom Group, Inc. 2.45%, 04/30/2030		72	58,054
Paramount Global 4.20%, 05/19/2032		109	86,654
4.95%, 01/15/2031		340	291,924
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		525	299,560
Time Warner Cable LLC 4.50%, 09/15/2042		290	200,956
Warnermedia Holdings, Inc. 3.755%, 03/15/2027		206	190,150
4.279%, 03/15/2032		614	521,090

			4,114,752

Communications—Telecommunications–0.4%
Bell Telephone Co. of Canada or Bell Canada (The) 3.00%, 03/17/2031	CAD	107	65,378
4.55%, 02/09/2030		73	50,380
5.85%, 11/10/2032		422	309,244

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	530	$481,660
Corning, Inc. 3.875%, 05/15/2026		328	343,696
T-Mobile USA, Inc. 3.875%, 04/15/2030	U.S.$	317	280,598
5.05%, 07/15/2033		236	218,574
5.75%, 01/15/2034		33	32,192
TELUS Corp. 5.25%, 11/15/2032	CAD	542	377,830
Vodafone Group PLC 4.20%, 12/13/2027(a)	AUD	130	79,316

			2,238,868

Consumer Cyclical—Automotive–0.6%
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	532	501,331
General Motors Co. 6.125%, 10/01/2025		94	93,812
General Motors Financial Co., Inc. 5.80%, 06/23/2028		120	117,152
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		1,043	930,210
6.50%, 03/10/2028(a)		111	109,712
Hyundai Capital America 2.10%, 09/15/2028(a)		550	455,604
6.10%, 09/21/2028(a)		87	86,420
Lear Corp. 3.50%, 05/30/2030		43	36,522
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(a)		408	400,798
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		175	152,226
Volkswagen International Finance NV 3.748%, 12/28/2027(a)(e)	EUR	200	182,472

			3,066,259

Consumer Cyclical—Entertainment–0.1%
Hasbro, Inc. 3.55%, 11/19/2026	U.S.$	117	108,848
3.90%, 11/19/2029		399	353,072

			461,920

Consumer Cyclical—Other–0.3%
GENM Capital Labuan Ltd. 3.882%, 04/19/2031(a)		205	160,944
Marriott International, Inc./MD 4.90%, 04/15/2029		716	682,447
Series EE 5.75%, 05/01/2025		77	76,829
Series HH 2.85%, 04/15/2031		112	90,060

	Principal Amount (000)		U.S. $ Value
MDC Holdings, Inc. 6.00%, 01/15/2043	U.S.$	791	$662,732

			1,673,012

Consumer Cyclical—Retailers–0.2%
AutoNation, Inc. 3.80%, 11/15/2027		195	175,070
3.85%, 03/01/2032		22	17,866
Ross Stores, Inc. 4.70%, 04/15/2027		658	632,174
VF Corp. 2.95%, 04/23/2030		385	303,152

			1,128,262

Consumer Non—Cyclical–1.1%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	343	308,688
3.40%, 05/06/2030	U.S.$	595	508,802
BAT Capital Corp. 6.421%, 08/02/2033		181	175,586
7.75%, 10/19/2032		125	132,032
Cargill, Inc. 3.875%, 04/24/2030(a)	EUR	430	446,684
5.125%, 10/11/2032(a)	U.S.$	446	431,380
Cencora, Inc. 2.70%, 03/15/2031		79	64,288
Cigna Group (The) 4.375%, 10/15/2028		250	236,220
CVS Health Corp. 5.00%, 01/30/2029		106	102,550
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		298	289,969
Loblaw Cos. Ltd. 2.284%, 05/07/2030	CAD	121	73,474
5.008%, 09/13/2032		250	175,998
6.54%, 02/17/2033(a)		240	183,670
McKesson Corp. 4.90%, 07/15/2028	U.S.$	171	166,902
Metro, Inc./CN 4.657%, 02/07/2033	CAD	651	446,090
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	810	571,187
Philip Morris International, Inc. 4.875%, 02/13/2026		216	212,334
5.00%, 11/17/2025		390	385,270
5.625%, 11/17/2029		72	71,128
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		129	126,662
Saputo, Inc. 2.242%, 06/16/2027	CAD	572	373,568
5.25%, 11/29/2029		104	74,667
Sutter Health 5.164%, 08/15/2033	U.S.$	101	96,872

2023 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	225	$224,456
Zoetis, Inc. 5.40%, 11/14/2025		439	437,170

			6,315,647

Energy–1.3%
BP Capital Markets America, Inc. 4.893%, 09/11/2033		236	221,494
BP Capital Markets PLC 3.25%, 03/22/2026(a)(e)	EUR	100	98,852
3.625%, 03/22/2029(a)(e)		320	294,708
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	U.S.$	472	353,150
5.75%, 01/15/2031(a)		546	512,482
Devon Energy Corp. 5.60%, 07/15/2041		383	337,886
7.875%, 09/30/2031		18	19,704
7.95%, 04/15/2032		222	245,532
Diamondback Energy, Inc. 6.25%, 03/15/2033		380	380,444
Ecopetrol SA 8.625%, 01/19/2029		396	396,436
Enbridge Pipelines, Inc. 2.82%, 05/12/2031	CAD	192	115,708
Enbridge, Inc. 6.10%, 11/09/2032		186	137,534
Eni SpA Series NC9 3.375%, 07/13/2029(a)(e)	EUR	435	387,456
EQT Corp. 5.70%, 04/01/2028	U.S.$	142	139,212
Hess Corp. 7.125%, 03/15/2033		287	302,464
Oleoducto Central SA 4.00%, 07/14/2027(a)		528	470,447
ONEOK Partners LP 6.125%, 02/01/2041		32	29,610
ONEOK, Inc. 6.05%, 09/01/2033		155	152,327
Ovintiv, Inc. 5.65%, 05/15/2028		79	77,276
6.25%, 07/15/2033		272	263,318
Suncor Energy, Inc. 6.80%, 05/15/2038		436	441,066
TotalEnergies SE 2.00%, 01/17/2027(a)(e)	EUR	505	466,910
Var Energi ASA 7.50%, 01/15/2028(a)	U.S.$	795	816,170
8.00%, 11/15/2032(a)		749	783,686

			7,443,872

Services–0.3%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		399	311,316
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	372	398,296

	Principal Amount (000)		U.S. $ Value
Chicago Parking Meters LLC 4.93%, 12/30/2025(f)	U.S. $	800	$761,838
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)		308	308,388
S&P Global, Inc. 4.25%, 05/01/2029		125	117,854

			1,897,692

Technology–1.4%
Apple, Inc. 4.10%, 08/08/2062		417	320,923
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		429	385,350
Fiserv, Inc. 1.625%, 07/01/2030	EUR	193	170,994
5.625%, 08/21/2033	U.S.$	174	168,636
Honeywell International, Inc. 2.25%, 02/22/2028	EUR	233	230,266
4.125%, 11/02/2034		1,315	1,364,966
HP, Inc. 5.50%, 01/15/2033	U.S.$	597	559,604
Infor, Inc. 1.75%, 07/15/2025(a)		227	208,892
KLA Corp. 4.10%, 03/15/2029		108	101,936
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		1,611	1,404,002
Lenovo Group Ltd. 5.831%, 01/27/2028(a)		772	755,078
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		445	436,910
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		261	223,058
Oracle Corp. 5.375%, 07/15/2040		89	78,914
6.90%, 11/09/2052		287	295,532
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	351,716
TSMC Arizona Corp. 3.875%, 04/22/2027		504	479,012
Western Digital Corp. 2.85%, 02/01/2029		118	94,574

			7,630,363

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		205	199,074
4.75%, 10/20/2028(a)		563	535,481

			734,555

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		375	324,144

Transportation—Services–0.4%
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	796,874

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
ERAC USA Finance LLC 4.60%, 05/01/2028(a)	U.S.$	264	$253,008
4.90%, 05/01/2033(a)		127	119,014
FedEx Corp. 0.45%, 05/04/2029	EUR	423	364,921
Heathrow Funding Ltd. Series E 2.75%, 10/13/2029(a)	GBP	290	296,314
TTX Co. 5.50%, 09/25/2026(a)	U.S.$	380	379,190

			2,209,321

			43,796,538

Financial Institutions–6.8%
Banking–5.0%
AIB Group PLC 4.263%, 04/10/2025(a)		359	353,842
Ally Financial, Inc. 6.992%, 06/13/2029		315	308,233
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		1,095	1,006,306
Banco Santander SA 4.175%, 03/24/2028		1,000	922,960
6.921%, 08/08/2033		200	191,334
Bank of America Corp. 3.559%, 04/23/2027		369	346,184
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		248	246,294
Series E 0.375%, 05/10/2027(a)	EUR	279	264,558
Banque Federative du Credit Mutuel SA 3.875%, 06/16/2032(a)		300	299,362
Barclays PLC 6.125%, 12/15/2025(e)	U.S.$	283	256,486
BNP Paribas SA 7.375%, 08/19/2025(a)(e)		200	195,908
BPCE SA 3.116%, 10/19/2032(a)		355	264,692
CaixaBank SA 6.684%, 09/13/2027(a)		200	200,016
Capital One Financial Corp. 4.166%, 05/09/2025		93	91,136
5.468%, 02/01/2029		162	153,958
6.034% (SOFR + 0.69%), 12/06/2024(g)		72	71,110
6.377%, 06/08/2034		156	147,002
Citigroup, Inc. 7.625%, 11/15/2028(e)		75	73,232
9.699% (SOFR + 4.33%), 10/30/2023(e)(g)		118	118,111
Series W 4.00%, 12/10/2025(e)		574	502,652
Series Y 4.15%, 11/15/2026(e)		340	271,534

	Principal Amount (000)		U.S. $ Value
Citizens Financial Group, Inc. 4.30%, 12/03/2025	U.S.$	376	$353,440
Commonwealth Bank of Australia 5.94% (SOFR + 0.63%), 01/10/2025(a)(g)		107	107,070
Cooperatieve Rabobank UA Series E 4.625%, 05/23/2029(a)	GBP	284	314,702
Danske Bank A/S 6.466%, 01/09/2026(a)	U.S.$	593	591,885
Deutsche Bank AG 3.25%, 05/24/2028(a)	EUR	300	295,208
5.375%, 01/11/2029(a)		200	210,770
Deutsche Bank AG/New York NY 2.129%, 11/24/2026	U.S.$	272	245,894
3.961%, 11/26/2025		455	439,120
6.119%, 07/14/2026		192	189,964
Discover Bank 5.974%, 08/09/2028		300	274,176
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(a)		555	530,808
Goldman Sachs Group, Inc. (The) Series E 3.625%, 10/29/2029(a)	GBP	355	386,756
Series P 8.501% (SOFR + 3.14%), 10/30/2023(e)(g)	U.S.$	171	170,403
Series V 4.125%, 11/10/2026(e)		237	194,118
HSBC Holdings PLC 8.113%, 11/03/2033		454	478,930
ING Groep NV 6.083%, 09/11/2027		577	574,536
6.75%, 04/16/2024(a)(e)		281	275,448
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		770	751,236
6.625%, 06/20/2033(a)		248	233,212
7.00%, 11/21/2025(a)		226	228,458
JPMorgan Chase & Co. 6.263% (SOFR + 0.92%), 02/24/2026(g)		95	95,046
Series E 1.09%, 03/11/2027(a)	EUR	427	417,294
Series X 6.10%, 10/01/2024(e)	U.S.$	360	356,606
Lloyds Banking Group PLC 7.50%, 09/27/2025(e)		408	381,432
Mizuho Financial Group, Inc. 5.739%, 05/27/2031		672	650,348
Morgan Stanley 0.406%, 10/29/2027	EUR	677	634,076
4.656%, 03/02/2029		215	227,224
4.813%, 10/25/2028		346	370,922
Nationwide Building Society 2.972%, 02/16/2028(a)	U.S.$	1,007	900,650
6.632% (SOFR + 1.29%), 02/16/2028(a)(g)		384	374,910

2023 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
NatWest Group PLC 4.269%, 03/22/2025	U.S.$	666	$658,900
Series E 5.763%, 02/28/2034(a)	EUR	215	224,322
PNC Financial Services Group, Inc. (The) Series O 9.312% (SOFR + 3.94%), 11/01/2023(e)(g)	U.S.$	56	56,164
Series R 8.711% (SOFR + 3.30%), 12/01/2023(e)(g)		111	110,694
Santander Holdings USA, Inc. 2.49%, 01/06/2028		350	303,768
4.26%, 06/09/2025		158	154,608
6.499%, 03/09/2029		234	228,318
6.565%, 06/12/2029		20	19,494
Santander UK Group Holdings PLC 2.469%, 01/11/2028		443	385,818
6.833%, 11/21/2026		1,079	1,084,664
Series E 0.603%, 09/13/2029(a)	EUR	151	128,752
Societe Generale SA 6.447%, 01/12/2027(a)	U.S.$	376	375,538
Standard Chartered PLC 2.608%, 01/12/2028(a)		455	402,448
3.971%, 03/30/2026(a)		550	529,353
7.141% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(e)(g)		700	650,216
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(e)		600	458,850
Swedbank AB Series G 3.625%, 08/23/2032(a)	EUR	492	481,924
Series NC5 5.625%, 09/17/2024(a)(e)	U.S.$	400	382,956
UBS Group AG 4.194%, 04/01/2031(a)		690	603,950
6.246%, 09/22/2029(a)		465	460,778
6.373%, 07/15/2026(a)		452	450,522
7.00%, 02/19/2025(a)(e)		400	388,276
UniCredit SpA 2.569%, 09/22/2026(a)		1,264	1,157,836
3.127%, 06/03/2032(a)		301	230,210
US Bancorp Series J 5.30%, 04/15/2027(e)		107	89,532
Wells Fargo & Co. 5.574%, 07/25/2029		198	193,146
7.625%, 09/15/2028(e)		100	101,228

			27,851,817

Brokerage–0.4%
Charles Schwab Corp. (The) 5.861% (SOFR + 0.52%), 05/13/2026(g)		564	554,610
Series G 5.375%, 06/01/2025(e)		210	202,267

	Principal Amount (000)		U.S. $ Value
Series I 4.00%, 06/01/2026(e)	U.S.$	1,407	$1,175,591
Nomura Holdings, Inc. 5.709%, 01/09/2026		379	374,706

			2,307,174

Finance–0.5%
Aircastle Ltd. 5.25%, 08/11/2025(a)		292	284,358
6.50%, 07/18/2028(a)		391	382,878
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		312	280,032
1.95%, 09/20/2026(a)		285	248,501
3.50%, 11/01/2027(a)		267	235,318
4.125%, 08/01/2025(a)		12	11,416
4.375%, 01/30/2024(a)		290	287,341
4.875%, 10/01/2025(a)		147	141,090
5.50%, 12/15/2024(a)		347	341,254
6.375%, 07/15/2030(a)		104	100,644
Synchrony Financial 2.875%, 10/28/2031		427	302,478
3.95%, 12/01/2027		298	261,874
4.50%, 07/23/2025		109	103,374
4.875%, 06/13/2025		109	104,072

			3,084,630

Insurance–0.2%
Credit Agricole Assurances SA 1.50%, 10/06/2031(a)	EUR	400	312,620
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	170	205,151
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		400	375,328

			893,099

REITs–0.7%
American Tower Corp. 0.50%, 01/15/2028	EUR	540	484,370
2.10%, 06/15/2030	U.S.$	36	28,026
3.65%, 03/15/2027		284	263,324
5.80%, 11/15/2028		125	124,028
Annington Funding PLC Series E 3.184%, 07/12/2029(a)	GBP	160	162,274
Aroundtown SA Series E 1.45%, 07/09/2028(a)	EUR	100	76,444
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		480	481,548
Equinix, Inc. 2.50%, 05/15/2031	U.S.$	569	443,906
Essential Properties LP 2.95%, 07/15/2031		418	304,618
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		658	510,009
4.00%, 01/15/2031		278	231,404

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	U.S.$	286	$209,506
3.625%, 10/01/2029		67	55,942
Vornado Realty LP 3.40%, 06/01/2031		852	614,454

			3,989,853

			38,126,573

Utility–0.6%
Electric–0.4%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		328	286,219
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		501	425,994
Alexander Funding Trust II 7.467%, 07/31/2028(a)		106	105,912
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		542	372,918
Electricite de France SA 2.875%, 12/15/2026(a)(e)	EUR	200	184,192
5.993%, 05/23/2030(a)	CAD	77	55,304
9.125%, 03/15/2033(a)(e)	U.S.$	200	208,152
Enel Finance International NV 7.50%, 10/14/2032(a)		328	350,038
National Grid PLC 5.809%, 06/12/2033		176	170,982
NRG Energy, Inc. 4.45%, 06/15/2029(a)		41	35,664
7.00%, 03/15/2033(a)		287	275,552

			2,470,927

Natural Gas–0.1%
Centrica PLC Series E 4.375%, 03/13/2029(a)	GBP	350	398,172
CU, Inc. 5.896%, 11/20/2034	CAD	38	28,907

			427,079

Other Utility–0.1%
Suez SACA Series E 4.625%, 11/03/2028(a)	EUR	400	428,246
Thames Water Utilities Finance PLC Series E 6.75%, 11/16/2028	GBP	260	306,798

			735,044

			3,633,050

Total Corporates—Investment Grade (cost $92,879,081)			85,556,161

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–15.1%
Canada–0.1%
Canadian Government Real Return Bond 4.00%, 12/01/2031	CAD	450	$373,190

			373,190

Sweden–0.1%
Sweden Inflation Linked Bond Series 3113 0.125%, 12/01/2027(a)	SEK	3,495	387,114

			387,114

United States–14.9%
U.S. Treasury Inflation Index 0.125%, 07/15/2026 (TIPS)	U.S.$	9,201	8,601,228
0.125%, 10/15/2026 (TIPS)		3,705	3,445,840
0.125%, 07/15/2030 (TIPS)		44,743	38,786,628
0.125%, 07/15/2031 (TIPS)		4,112	3,491,600
0.375%, 07/15/2027 (TIPS)		4,779	4,432,808
0.625%, 07/15/2032 (TIPS)		1,085	945,366
0.75%, 07/15/2028 (TIPS)		5,793	5,393,020
2.50%, 01/15/2029 (TIPS)		19,077	19,211,129

			84,307,619

Total Inflation-Linked Securities (cost $88,377,019)			85,067,923

MORTGAGE PASS-THROUGHS–8.6%
Agency Fixed Rate 30-Year–8.4%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		554	484,731
3.50%, 11/01/2049		204	178,170
4.00%, 06/01/2049		260	235,524
Series 2022 2.00%, 03/01/2052		2,072	1,585,168
2.50%, 04/01/2052		739	590,730
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		487	451,118
Series 2017 4.00%, 07/01/2044		324	299,784
Series 2018 4.50%, 03/01/2048		128	119,824
4.50%, 11/01/2048		371	347,032
5.00%, 11/01/2048		144	138,296
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037		116	115,974
Series 2010 4.00%, 12/01/2040		199	184,456

2023 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2012 3.50%, 02/01/2042	U.S.$	119	$105,788
3.50%, 11/01/2042		187	166,314
3.50%, 01/01/2043		346	308,216
Series 2013 3.50%, 03/01/2043		6	4,902
3.50%, 04/01/2043		738	656,458
4.00%, 10/01/2043		566	516,244
Series 2014 5.50%, 09/01/2041		311	312,578
Series 2015 3.00%, 05/01/2045		76	64,442
3.00%, 08/01/2045		562	476,562
Series 2018 3.50%, 03/01/2048		1,173	1,028,276
4.50%, 09/01/2048		957	893,279
Series 2019 3.50%, 11/01/2049		432	377,804
Series 2020 3.50%, 01/01/2050		1,127	986,004
Series 2021 2.00%, 07/01/2051		2,171	1,657,830
2.50%, 01/01/2052		1,350	1,080,676
Series 2022 2.50%, 03/01/2052		1,476	1,176,884
2.50%, 04/01/2052		951	760,438
2.50%, 05/01/2052		2,029	1,622,808
3.00%, 02/01/2052		2,909	2,423,378
3.00%, 03/01/2052		2,028	1,688,970
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		62	53,370
3.00%, 05/20/2046		165	141,966
Series 2022 5.00%, 11/20/2052		2,011	1,908,686
Series 2023 4.00%, 10/23/2053, TBA		1,107	997,376
4.50%, 10/23/2053, TBA		5,388	4,976,410
5.00%, 10/23/2053, TBA		4,494	4,259,086
5.50%, 04/20/2053		925	898,194
5.50%, 10/23/2053, TBA		5,521	5,357,257
6.00%, 10/23/2053, TBA		3,130	3,100,818
Uniform Mortgage-Backed Security Series 2018 4.50%, 10/13/2053, TBA		450	413,278
Series 2023 2.00%, 10/12/2053, TBA		248	188,204
5.50%, 10/12/2053, TBA		2,252	2,177,360
6.00%, 10/12/2053, TBA		1,726	1,704,108

			47,214,771

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028		23	21,898

	Principal Amount (000)		U.S. $ Value
2.50%, 06/01/2028	U.S.$	5	$4,804
Series 2014 2.50%, 09/01/2029		72	66,852
Series 2016 2.50%, 11/01/2031		17	15,462
2.50%, 12/01/2031		1,242	1,133,296
2.50%, 01/01/2032		28	25,694
Series 2017 2.50%, 02/01/2032		88	80,280

			1,348,286

Total Mortgage Pass-Throughs (cost $52,880,383)			48,563,057

ASSET-BACKED SECURITIES–4.6%
Other ABS—Fixed Rate–2.4%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,135	944,814
ACHV ABS Trust Series 2023-2PL, Class A 6.42%, 05/20/2030(a)		129	128,670
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		73	71,854
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		94	90,743
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		119	116,914
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)		349	345,568
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(a)		249	237,146
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(a)		48	46,576
Series 2023-A, Class A 5.55%, 04/17/2036(a)		347	342,048
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		238	207,640
CNH Equipment Trust Series 2022-C, Class A2 5.42%, 07/15/2026		256	255,642
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(a)		311	267,676
Dell Equipment Finance Trust Series 2023-1, Class A2 5.65%, 09/22/2028(a)		189	188,570
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		664	653,770

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(a)	U.S.$	1,139	$969,094
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		618	520,812
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		393	332,366
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		561	501,294
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		426	358,192
HPEFS Equipment Trust Series 2022-3A, Class A2 5.26%, 08/20/2029(a)		213	212,404
Series 2023-1A, Class A2 5.43%, 08/20/2025(a)		188	187,364
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)		1,094	1,088,174
M&T Equipment Notes Series 2023-1A, Class A1 5.742%, 08/15/2024(a)		280	280,042
Marlette Funding Trust Series 2022-2A, Class A 4.25%, 08/15/2032(a)		68	67,808
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		357	321,023
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		441	368,036
Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		828	674,980
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		1,035	1,003,954
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		140	110,098
Series 2021-CA, Class B 2.53%, 04/20/2062(a)		499	389,892
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		457	364,696
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(a)		391	388,983
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)		190	190,112
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	753,318
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)		750	734,114

	Principal Amount (000)		U.S. $ Value
Verdant Receivables LLC Series 2023-1A, Class A1 5.822%, 08/12/2024(a)	U.S.$	143	$143,166

			13,857,553

Autos—Fixed Rate–2.1%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		314	313,934
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		399	391,756
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		125	114,892
Series 2021-N4, Class D 2.30%, 09/11/2028		215	204,518
Series 2021-P4, Class D 2.61%, 09/11/2028		596	507,472
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	696,803
Series 2022-A, Class C 2.17%, 04/16/2029(a)		824	787,096
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(a)		735	732,397
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		167	159,728
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	722,752
GLS Auto Receivables Issuer Trust Series 2023-3A, Class A1 5.715%, 08/15/2024(a)		313	312,600
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		380	354,224
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(a)		186	182,541
Series 2022-1A, Class A 5.21%, 06/15/2027(a)		264	261,538
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,678	1,671,424
OCCU Auto Receivables Trust Series 2023-1A, Class A2 6.23%, 04/15/2027(a)		110	109,978
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(a)		151	151,086
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		699	687,260

2023 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)	U.S.$	250	$246,678
Series 2022-B, Class B 5.721%, 08/16/2032(a)		664	660,106
Series 2022-C, Class B 6.451%, 12/15/2032(a)		595	593,398
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(a)		102	99,848
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		281	280,458
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(a)		63	62,766
Westlake Automobile Receivables Trust Series 2023-3A, Class A1 5.781%, 08/15/2024(a)		321	321,368
Series 2023-P1, Class A1 5.644%, 08/15/2024(a)		230	230,084
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		866	864,728

			11,721,433

Credit Cards—Fixed Rate–0.1%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(a)		555	546,029

			546,029

Total Asset-Backed Securities (cost $27,857,755)			26,125,015

COLLATERALIZED MORTGAGE OBLIGATIONS –4.2%
Risk Share Floating Rate–4.1%
Bellemeade Re Ltd. Series 2019-2A, Class M1C 7.434% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(g)		151	151,180
Series 2019-3A, Class M1C 7.384% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(g)		141	141,828
Series 2019-4A, Class M1C 7.934% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(g)		113	113,014
Series 2019-4A, Class M2 8.284% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(g)		330	332,898
Series 2021-1A, Class M1C 8.26% (SOFR + 2.95%), 03/25/2031(a)(g)		329	334,724

	Principal Amount (000)		U.S. $ Value
Series 2021-2A, Class M1B 6.81% (SOFR + 1.50%), 06/25/2031(a)(g)	U.S.$	918	$914,672
Series 2021-3A, Class A2 6.31% (SOFR + 1.00%), 09/25/2031(a)(g)		878	868,684
Series 2022-1, Class M1B 7.46% (SOFR + 2.15%), 01/26/2032(a)(g)		335	333,948
Series 2022-2, Class M1A 9.31% (SOFR + 4.00%), 09/27/2032(a)(g)		1,387	1,424,517
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.829% (SOFR + 2.51%), 04/25/2031(a)(g)		14	13,661
Series 2019-R03, Class 1M2 7.579% (SOFR + 2.26%), 09/25/2031(a)(g)		1	840
Series 2019-R07, Class 1M2 7.529% (SOFR + 2.21%), 10/25/2039(a)(g)		25	25,350
Series 2020-R01, Class 1M2 7.479% (SOFR + 2.16%), 01/25/2040(a)(g)		218	218,454
Series 2020-R02, Class 2M2 7.429% (SOFR + 2.11%), 01/25/2040(a)(g)		169	168,946
Series 2021-R01, Class 1M1 6.06% (SOFR + 0.75%), 10/25/2041(a)(g)		6	5,636
Series 2021-R01, Class 1M2 6.86% (SOFR + 1.55%), 10/25/2041(a)(g)		48	47,614
Series 2022-R01, Class 1M2 7.21% (SOFR + 1.90%), 12/25/2041(a)(g)		1,382	1,355,820
Series 2022-R02, Class 2M1 6.51% (SOFR + 1.20%), 01/25/2042(a)(g)		330	328,164
Series 2022-R03, Class 1M1 7.41% (SOFR + 2.10%), 03/25/2042(a)(g)		219	221,278
Series 2022-R03, Class 1M2 8.81% (SOFR + 3.50%), 03/25/2042(a)(g)		1,602	1,645,830
Series 2022-R04, Class 1M2 8.41% (SOFR + 3.10%), 03/25/2042(a)(g)		130	131,408
Series 2022-R06, Class 1M1 8.06% (SOFR + 2.75%), 05/25/2042(a)(g)		451	462,724
Series 2022-R08, Class 1M1 7.86% (SOFR + 2.55%), 07/25/2042(a)(g)		457	465,288

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2023-R01, Class 1M1 7.71% (SOFR + 2.40%), 12/25/2042(a)(g)	U.S.$	932	$947,466
Series 2023-R02, Class 1M1 7.61% (SOFR + 2.30%), 01/25/2043(a)(g)		971	983,682
Series 2023-R04, Class 1M1 7.61% (SOFR + 2.30%), 05/25/2043(a)(g)		239	242,094
Eagle Re Ltd. Series 2018-1, Class M1 7.129% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(g)		208	207,776
Series 2018-1, Class M2 8.429% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(g)		295	295,708
Series 2021-2, Class M1B 7.36% (SOFR + 2.05%), 04/25/2034(a)(g)		216	215,950
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(g)		126	126,856
Series 2015-DNA1, Class M3 8.729% (SOFR + 3.41%), 10/25/2027(g)		38	38,874
Series 2015-HQA2, Class M3 10.229% (SOFR + 4.91%), 05/25/2028(g)		70	73,314
Series 2019-DNA3, Class M2 7.479% (SOFR + 2.16%), 07/25/2049(a)(g)		30	30,294
Series 2019-DNA4, Class M2 7.379% (SOFR + 2.06%), 10/25/2049(a)(g)		23	22,540
Series 2020-DNA1, Class M2 7.129% (SOFR + 1.81%), 01/25/2050(a)(g)		113	112,515
Series 2020-DNA5, Class M2 8.11% (SOFR + 2.80%), 10/25/2050(a)(g)		466	470,546
Series 2021-DNA3, Class M1 6.06% (SOFR + 0.75%), 10/25/2033(a)(g)		110	109,156
Series 2021-DNA5, Class M2 6.96% (SOFR + 1.65%), 01/25/2034(a)(g)		401	400,782
Series 2021-DNA6, Class M1 6.11% (SOFR + 0.80%), 10/25/2041(a)(g)		40	40,424
Series 2021-DNA6, Class M2 6.81% (SOFR + 1.50%), 10/25/2041(a)(g)		670	660,292
Series 2021-HQA4, Class M1 6.26% (SOFR + 0.95%), 12/25/2041(a)(g)		418	410,312

	Principal Amount (000)		U.S. $ Value
Series 2021-HQA4, Class M2 7.66% (SOFR + 2.35%), 12/25/2041(a)(g)	U.S.$	415	$400,810
Series 2022-DNA1, Class M1B 7.16% (SOFR + 1.85%), 01/25/2042(a)(g)		731	720,745
Series 2022-DNA3, Class M1A 7.31% (SOFR + 2.00%), 04/25/2042(a)(g)		294	296,118
Series 2022-DNA3, Class M1B 8.21% (SOFR + 2.90%), 04/25/2042(a)(g)		239	244,570
Series 2022-DNA4, Class M1B 8.66% (SOFR + 3.35%), 05/25/2042(a)(g)		878	910,120
Series 2022-DNA5, Class M1B 9.81% (SOFR + 4.50%), 06/25/2042(a)(g)		769	825,844
Series 2022-DNA7, Class M1A 7.81% (SOFR + 2.50%), 03/25/2052(a)(g)		555	563,958
Series 2022-HQA1, Class M1B 8.81% (SOFR + 3.50%), 03/25/2042(a)(g)		134	138,388
Series 2023-DNA1, Class M1A 7.41% (SOFR + 2.10%), 03/25/2043(a)(g)		350	353,450
Series 2023-DNA2, Class M1A 7.41% (SOFR + 2.10%), 04/25/2043(a)(g)		457	460,958
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 10.329% (SOFR + 5.01%), 11/25/2024(g)		65	67,304
Series 2014-C04, Class 2M2 10.429% (SOFR + 5.11%), 11/25/2024(g)		3	2,738
Series 2015-C01, Class 1M2 9.729% (SOFR + 4.41%), 02/25/2025(g)		102	105,188
Series 2015-C03, Class 1M2 10.429% (SOFR + 5.11%), 07/25/2025(g)		106	111,844
Series 2015-C04, Class 1M2 11.129% (SOFR + 5.81%), 04/25/2028(g)		290	309,183
Series 2015-C04, Class 2M2 10.979% (SOFR + 5.66%), 04/25/2028(g)		147	152,836
Series 2016-C01, Class 2M2 12.379% (SOFR + 7.06%), 08/25/2028(g)		42	43,636
Series 2016-C02, Class 1M2 11.429% (SOFR + 6.11%), 09/25/2028(g)		112	118,002

2023 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2017-C04, Class 2M2 8.279% (SOFR + 2.96%), 11/25/2029(g)	U.S.$	308	$315,733
Series 2021-R02, Class 2M2 7.31% (SOFR + 2.00%), 11/25/2041(a)(g)		630	620,209
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.679% (SOFR + 4.36%), 11/25/2024(g)(h)		19	18,760
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.182% (SOFR + 3.86%), 05/30/2025(a)(g)		557	556,771
Series 2019-3R, Class A 9.129% (SOFR + 3.81%), 11/27/2031(a)(g)		59	58,905
Series 2020-1R, Class A 8.779% (SOFR + 3.46%), 02/27/2023(g)(h)		135	133,887
Traingle Re Ltd. Series 2021-3, Class M1A 7.21% (SOFR + 1.90%), 02/25/2034(a)(g)		121	121,520
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.679% (SOFR + 5.36%), 11/25/2025(g)(h)		117	118,860
Series 2015-WF1, Class 2M2 10.929% (SOFR + 5.61%), 11/25/2025(g)(h)		28	29,271

			22,894,667

Agency Floating Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 0.722% (6.04%–SOFR), 06/15/2047(g)(i)		1,206	101,440
Series 4719, Class JS 0.722% (6.04%–SOFR), 09/15/2047(g)(i)		366	31,876
Series 4954, Class SL 0.621% (5.94%–SOFR), 02/25/2050(g)(i)		1,226	104,212
Series 4981, Class HS 0.671% (5.99%–SOFR), 06/25/2050(g)(i)		2,934	263,564
Federal National Mortgage Association REMICs Series 2014-78, Class SE 0.671% (5.99%–SOFR), 12/25/2044(g)(i)		425	33,908
Series 2016-77, Class DS 0.571% (5.89%–SOFR), 10/25/2046(g)(i)		1,000	77,775

	Principal Amount (000)		U.S. $ Value
Series 2017-62, Class AS 0.721% (6.04%–SOFR), 08/25/2047(g)(i)	U.S.$	466	$42,446
Series 2017-97, Class LS 0.771% (6.09%–SOFR), 12/25/2047(g)(i)		951	89,132
Series 2017-97, Class SW 0.771% (6.09%–SOFR), 12/25/2047(g)(i)		492	43,234
Government National Mortgage Association Series 2017-122, Class SA 0.761% (6.09%–SOFR), 08/20/2047(g)(i)		461	43,828
Series 2017-134, Class SE 0.761% (6.09%–SOFR), 09/20/2047(g)(i)		341	26,380
Series 2017-65, Class ST 0.711% (6.04%–SOFR), 04/20/2047(g)(i)		591	50,310

			908,105

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.534% (SOFR + 2.21%), 04/25/2047(a)(g)		116	116,448

Total Collateralized Mortgage Obligations (cost $23,668,671)			23,919,220

		Shares

INVESTMENT COMPANIES–3.8%
Funds and Investment Trusts–3.8%
AB All Market Real Return Portfolio–Class Z(j)(k) (cost $23,125,423)		2,509,580	21,231,039

	Principal Amount (000)

COLLATERALIZED LOAN OBLIGATIONS–1.9%
CLO—Floating Rate–1.9%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.70% (SOFR + 1.39%), 04/15/2034(a)(g)	U.S.$	330	327,130
AGL CLO 12 Ltd. Series 2021-12A, Class A1 6.748% (SOFR + 1.42%), 07/20/2034(a)(g)		1,120	1,110,262
Series 2021-12A, Class D 8.438% (SOFR + 3.11%), 07/20/2034(a)(g)		350	329,254

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.67% (SOFR + 3.36%), 04/15/2034(a)(g)	U.S. $	$375	$364,378
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 6.738% (SOFR + 1.41%), 10/20/2034(a)(g)		250	248,880
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.52% (SOFR + 2.21%), 04/17/2033(a)(g)		830	820,391
Series 2020-78A, Class D 8.57% (SOFR + 3.26%), 04/17/2033(a)(g)		250	235,542
Elevation CLO Ltd. Series 2020-11A, Class C 7.77% (SOFR + 2.46%), 04/15/2033(a)(g)		250	242,510
Elmwood CLO 15 Ltd. Series 2022-2A, Class A1 6.686% (SOFR + 1.34%), 04/22/2035(a)(g)		500	497,042
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.718% (SOFR + 1.39%), 07/20/2034(a)(g)		452	450,168
Series 2021-2A, Class D 8.538% (SOFR + 3.21%), 07/20/2034(a)(g)		368	359,418
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 6.692% (LIBOR 3 Month + 1.11%), 07/19/2034(a)(g)		340	337,788
Series 2021-1A, Class D 8.482% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(g)		390	386,094
Kings Park CLO Ltd. Series 2021-1A, Class A 6.725% (SOFR + 1.39%), 01/21/2035(a)(g)		250	248,376
Marble Point CLO XI Ltd. Series 2017-2A, Class A 6.752% (SOFR + 1.44%), 12/18/2030(a)(g)		611	608,046
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 8.37% (SOFR + 3.06%), 07/16/2035(a)(g)		455	431,344
OZLM XVIII Ltd. Series 2018-18A, Class A 6.59% (SOFR + 1.28%), 04/15/2031(a)(g)		700	696,536
Pikes Peak CLO 8 Series 2021-8A, Class A 6.758% (SOFR + 1.43%), 07/20/2034(a)(g)		1,046	1,033,573

	Principal Amount (000)		U.S. $ Value
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.57% (SOFR + 2.26%), 04/17/2033(a)(g)	U.S.$	250	$247,606
Rockford Tower CLO Ltd. Series 2021-1A, Class D 8.588% (SOFR + 3.26%), 07/20/2034(a)(g)		600	560,876
Series 2021-2A, Class D 8.838% (SOFR + 3.51%), 07/20/2034(a)(g)		449	427,412
Signal Peak CLO 12 Ltd. Series 2022-12A, Class A1 6.85% (SOFR + 1.54%), 07/18/2034(a)(g)		384	382,922
Voya CLO Ltd. Series 2019-1A, Class DR 8.42% (SOFR + 3.11%), 04/15/2031(a)(g)		155	147,863

Total Collateralized Loan Obligations (cost $10,678,349)			10,493,411

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
Non-Agency Fixed Rate CMBS–1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		500	396,526
Commercial Mortgage Trust Series 2010-C1, Class D 5.985%, 07/10/2046(a)		860	799,645
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(a)		333	319,314
Series 2011-GC5, Class D 5.299%, 08/10/2044(a)		26	7,598
Series 2014-GC18, Class D 5.234%, 01/10/2047(a)		40	10,904
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(h)(l)		411	386,806
Series 2021-1, Class A2 2.435%, 08/15/2026(h)(l)		1,071	1,006,564
Series 2021-1, Class AS 2.638%, 08/15/2026(h)(l)		39	35,112
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(h)		1,230	1,182,137
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		150	138,144
Series 2014-C22, Class XA 0.943%, 09/15/2047(m)		11,502	46,538
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	727,288

2023 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039	U.S.$	117	$43,950
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		259	251,290
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052		364	293,718
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.489%, 12/15/2059		125	104,310
Series 2016-NXS6, Class C 4.535%, 11/15/2049		750	632,847

			6,382,691

Non-Agency Floating Rate CMBS–0.7%
Ashford Hospitality Trust Series 2018-KEYS, Class A 6.505% (SOFR + 1.17%), 06/15/2035(a)(g)		426	421,047
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.38% (SOFR + 1.05%), 11/15/2033(a)(g)		1,935	1,736,892
BBCMS Mortgage Trust Series 2020-BID, Class A 7.588% (SOFR + 2.25%), 10/15/2037(a)(g)		1,089	1,036,959
BX Commercial Mortgage Trust Series 2019-IMC, Class E 7.597% (SOFR + 2.26%), 04/15/2034(a)(g)		430	421,436
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.31% (SOFR + 2.00%), 01/25/2051(a)(g)		104	100,816
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.912% (SOFR + 1.58%), 07/15/2036(a)(g)		316	288,267

			4,005,417

Total Commercial Mortgage-Backed Securities (cost $11,503,940)			10,388,108

COVERED BONDS–1.4%
Banco de Sabadell SA 1.00%, 04/26/2027(a)	EUR	200	191,760

	Principal Amount (000)		U.S. $ Value
Bank of Montreal Series E 0.125%, 01/26/2027(a)	EUR	545	$510,018
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)		537	501,568
BPCE SFH SA 0.01%, 01/21/2027(a)		300	281,334
Cie de Financement Foncier SA 0.375%, 04/09/2027(a)		600	566,189
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)		850	722,318
Credit Agricole Home Loan SFH SA Series E 0.875%, 08/31/2027(a)		600	570,876
Credit Mutuel Home Loan SFH SA Series E 3.125%, 06/22/2027(a)		400	415,288
Korea Housing Finance Corp. 3.714%, 04/11/2027(a)		641	669,938
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		850	736,616
Nationwide Building Society Series E 0.625%, 03/25/2027(a)		650	618,574
Royal Bank of Canada Series E 0.125%, 04/26/2027(a)		705	655,374
Santander UK PLC Series G 0.05%, 01/12/2027(a)		175	163,728
Toronto-Dominion Bank (The) Series 28 0.10%, 07/19/2027(a)		645	593,338
Westpac Banking Corp. Series E 0.375%, 04/02/2026(a)		565	547,898

Total Covered Bonds (cost $8,483,738)			7,744,817

CORPORATES—NON-INVESTMENT GRADE–1.1%

Industrial–0.9%
Basic–0.0%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)		147	141,551

Capital Goods–0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		320	306,362

Communications—Media–0.4%
Altice Financing SA 3.00%, 01/15/2028(a)		320	284,814
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	40	32,810

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
4.50%, 06/01/2033(a)	U.S.$	136	$104,046
4.75%, 02/01/2032(a)		431	344,826
DISH DBS Corp. 5.25%, 12/01/2026(a)		242	205,654
5.75%, 12/01/2028(a)		725	557,163
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	320	310,296
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		320	261,369

			2,100,978

Communications—Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(a)		320	250,654
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		320	314,320

			564,974

Consumer Cyclical—Automotive–0.0%
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)		100	92,642

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	846	732,255
Carnival PLC 1.00%, 10/28/2029	EUR	176	119,005

			851,260

Consumer Non-Cyclical–0.0%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		200	182,014

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		320	307,347

Technology–0.1%
Seagate HDD Cayman 8.25%, 12/15/2029(a)	U.S.$	316	324,090

			4,871,218

Financial Institutions–0.1%
Finance–0.0%
SLM Corp. 4.20%, 10/29/2025		311	290,928

REITs–0.1%
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	400	385,139

			676,067

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
EDP–Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)	EUR	300	$269,012
Vistra Corp. 7.00%, 12/15/2026(a)(e)	U.S.$	384	353,215

			622,227

Total Corporates—Non-Investment Grade (cost $7,398,317)			6,169,512

	Notional Amount

PURCHASED OPTIONS—PUTS–0.8%
Options on Equity Indices–0.8%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 4,280; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(n)	EUR	16,050,000	506,626
FTSE 100 Index Expiration: Jul 2024; Contracts: 920; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(n)	GBP	6,072,000	113,098
Nikkei 225 Index Expiration: Sep 2024; Contracts: 58,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(n)	JPY	1,537,000,000	299,837
S&P 500 Index Expiration: Jul 2024; Contracts: 34,200; Exercise Price: USD 3,850.00; Counterparty: UBS AG(n)	USD	131,670,000	3,342,287

Total Purchased Options—Puts (premiums paid $3,698,237)			4,261,848

	Principal Amount (000)

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Chile–0.1%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a)	U.S.$	385	382,112

			382,112

France–0.2%
Dexia Credit Local SA Series E 0.00%, 01/21/2028(a)	EUR	900	820,690
0.01%, 01/22/2027(a)		200	188,472

			1,009,162

2023 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Germany–0.2%
Kreditanstalt fuer Wiederaufbau 4.10%, 02/20/2026	AUD	1,999	$1,272,816

			1,272,816

Indonesia–0.1%
Indonesia Government International Bond 3.375%, 07/30/2025(a)	EUR	470	487,496

Panama–0.1%
Panama Government International Bond 6.875%, 01/31/2036	U.S.$	381	379,095

			379,095

Romania–0.0%
Romanian Government International Bond 6.625%, 09/27/2029(a)	EUR	215	232,953

			232,953

Total Governments—Sovereign Bonds (cost $3,995,450)			3,763,634

GOVERNMENTS—SOVEREIGN AGENCIES–0.6%
Canada–0.1%
Canada Housing Trust No. 1 3.95%, 06/15/2028(a)	CAD	720	516,746

			516,746

France–0.1%
SNCF Reseau Series E 1.125%, 05/25/2030(a)	EUR	500	452,656

			452,656

Japan–0.2%
Development Bank of Japan, Inc. Series G 0.01%, 09/09/2025(a)		335	328,826
0.01%, 10/15/2024(a)		776	786,658

			1,115,484

Netherlands–0.2%
BNG Bank NV 3.50%, 07/19/2027	AUD	2,100	1,293,244
Series E 0.75%, 01/24/2029(a)	EUR	306	282,282

			1,575,526

Total Governments—Sovereign Agencies (cost $3,967,122)			3,660,412

	Principal Amount (000)		U.S. $ Value

SUPRANATIONALS–0.5%
European Investment Bank 0.75%, 07/15/2027	AUD	690	$385,412
1.80%, 01/19/2027		905	533,540
Inter-American Development Bank 4.25%, 06/11/2026		662	422,386
2.50%, 04/14/2027(a)		155	92,916
International Bank for Reconstruction & Development 3.00%, 10/19/2026		375	230,810
Series G 0.00%, 01/15/2027	EUR	441	417,888
Series GDIF 0.01%, 04/24/2028		318	289,282
International Finance Corp. 4.45%, 05/14/2027	AUD	477	305,386

Total Supranationals (cost $3,033,251)			2,677,620

LOCAL GOVERNMENTS—US MUNICIPAL BONDS –0.4%
United States–0.4%
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	U.S.$	165	163,936
Commonwealth Financing Authority Series 2016-A 4.144%, 06/01/2038		80	68,765
New Jersey Economic Development Authority NATL Series 1997-A 7.425%, 02/15/2029		177	186,940
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035		175	141,688
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		652	568,982
2.154%, 07/01/2030		224	179,402
University of California Series 2021-B 3.071%, 05/15/2051		1,130	703,452

Total Local Governments—US Municipal Bonds (cost $2,533,496)			2,013,165

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(a)		321	295,846

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	U.S.$	454	$354,120
4.688%, 05/15/2029(a)		593	530,734
Petroleos Mexicanos 6.70%, 02/16/2032		206	152,544

			1,037,398

South Africa–0.0%
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		279	266,604

Total Quasi-Sovereigns (cost $1,675,365)			1,599,848

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.3%
Basic–0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		305	183,028
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		152	86,530

			269,558

Capital Goods–0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		639	575

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		627	518,748

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		587	506,288

Energy–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		101	98,245

			1,393,414

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		86	84,369

			84,369

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(d)(o)		134	5,380
7.125%, 12/26/2046(a)(d)(o)		528	36,534

			41,914

Total Emerging Markets—Corporate Bonds (cost $2,499,616)			1,519,697

	Principal Amount (000)		U.S. $ Value

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Banks 4.00%, 06/30/2028	U.S.$	865	$839,880
2.50%, 02/13/2024		585	578,501

Total Agencies (cost $1,447,630)			1,418,381

LOCAL GOVERNMENTS—REGIONAL BONDS–0.2%
Japan–0.2%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a) (cost $1,646,796)	EUR	1,481	1,386,145

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of Quebec Canada 3.65%, 05/20/2032	CAD	289	196,559
0.875%, 05/04/2027(a)	EUR	988	950,260

Total Local Governments—Provincial Bonds (cost $1,204,355)			1,146,819

EMERGING MARKETS—SOVEREIGNS–0.0%
Dominican Republic–0.0%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $330,000)	U.S.$	330	267,858

		Shares

SHORT-TERM INVESTMENTS–21.8%
Investment Companies–20.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(j)(k)(p) (cost $116,399,093)		116,399,093	116,399,093

2023 Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills–1.1%
U.S. Treasury Bill Zero Coupon, 10/12/2023	U.S. $	$2,325	$2,321,593
Zero Coupon, 11/14/2023		790	785,008
Zero Coupon, 01/02/2024		2,976	2,935,654

Total U.S. Treasury Bills (cost $6,041,328)			6,042,255

Total Short-Term Investments (cost $122,440,421)			122,441,348

Total Investments—104.1% (cost $625,476,739)			585,935,106

Other assets less liabilities—(4.1)%			(23,318,983)

Net Assets—100.0%			$562,616,123

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

5 Yr Canadian Bond Futures	138	December 2023	$10,970,911	$(95,361)

10 Yr Australian Bond Futures	22	December 2023	1,583,844	(40,741)

10 Yr Canadian Bond Futures	39	December 2023	3,305,776	(80,417)

E-Mini Russell 2000 Index Futures	94	December 2023	8,453,420	(347,043)

Euro STOXX 50 Index Futures	419	December 2023	18,623,207	(68,399)

Euro-BOBL Futures	12	December 2023	1,468,520	(753)

Euro-Bund Futures	17	December 2023	2,312,079	(40,807)

FTSE 100 Index Futures	69	December 2023	6,457,977	68,330

Hang Seng Index Futures	8	October 2023	913,759	5,284

Long Gilt Futures	27	December 2023	3,101,884	(4,972)

MSCI Emerging Markets Futures	367	December 2023	17,533,425	(454,273)

MSCI Singapore IX ETS Futures	26	October 2023	543,299	9,144

Nikkei 225 (OSE) Futures	10	December 2023	2,131,959	(52,470)

OMXS 30 Index Futures	81	October 2023	1,601,384	(19,535)

S&P 500 E-Mini Futures	555	December 2023	120,032,625	(4,748,593)

S&P Mid 400 E-Mini Futures	24	December 2023	6,048,960	(194,880)

S&P/TSX 60 Index Futures	38	December 2023	6,581,911	(256,205)

TOPIX Index Futures	90	December 2023	13,993,241	(178,085)

U.S. 10 Yr Ultra Futures	128	December 2023	14,280,000	(398,850)

U.S. T-Note 2 Yr (CBT) Futures	327	December 2023	66,286,477	(132,592)

U.S. T-Note 5 Yr (CBT) Futures	480	December 2023	50,572,500	(469,814)

U.S. T-Note 10 Yr (CBT) Futures	264	December 2023	28,528,500	(515,148)

U.S. Ultra Bond (CBT) Futures	87	December 2023	10,325,812	(646,509)

Sold Contracts

3 Yr Australian Bond Futures	40	December 2023	2,709,166	20,728

10 Yr Canadian Bond Futures	5	December 2023	423,817	11,331

10 Yr Japan Bond (OSE) Futures	9	December 2023	8,730,193	67,112

Euro-OAT Futures	15	December 2023	1,953,798	45,340

50	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

Euro-Schatz Futures	49	December 2023	$5,439,034	$19,110

SPI 200 Futures	63	December 2023	7,175,611	157,537

U.S. T-Note 2 Yr (CBT) Futures	25	December 2023	5,067,773	13,055

U.S. Ultra Bond (CBT) Futures	7	December 2023	830,813	61,021

				$(8,267,455)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	4,091	EUR	3,770	10/12/2023	$(103,703)

Bank of America, NA	JPY	555,143	USD	3,772	10/19/2023	47,795

Bank of America, NA	NZD	2,778	USD	1,644	10/27/2023	(21,222)

Bank of America, NA	AUD	11,643	USD	7,545	11/08/2023	50,323

Bank of America, NA	AUD	9,946	USD	6,354	11/08/2023	(48,502)

Bank of America, NA	USD	2,488	AUD	3,839	11/08/2023	(16,591)

Bank of America, NA	EUR	16,582	USD	17,832	11/09/2023	274,537

Bank of America, NA	CHF	5,673	USD	6,361	11/16/2023	134,823

Bank of America, NA	MXN	11,867	USD	685	11/16/2023	8,571

Bank of America, NA	USD	2,858	CHF	2,552	11/16/2023	(57,498)

Bank of America, NA	USD	1,542	NOK	16,612	12/07/2023	13,466

Barclays Bank PLC	EUR	477	USD	510	10/12/2023	5,456

Barclays Bank PLC	CAD	8,001	USD	5,950	10/27/2023	56,691

Barclays Bank PLC	NZD	9,369	USD	5,507	10/27/2023	(108,270)

Barclays Bank PLC	USD	1,748	NZD	2,941	10/27/2023	15,332

Barclays Bank PLC	USD	1,854	GBP	1,496	11/17/2023	(28,023)

BNP Paribas SA	EUR	10,674	USD	11,475	10/12/2023	185,289

BNP Paribas SA	USD	3,192	JPY	468,682	10/19/2023	(48,113)

BNP Paribas SA	NZD	2,904	USD	1,732	10/27/2023	(8,889)

BNP Paribas SA	AUD	1,280	USD	822	11/08/2023	(1,748)

Citibank, NA	THB	19,196	USD	556	10/11/2023	28,444

Citibank, NA	EUR	5,008	USD	5,397	10/12/2023	99,521

Citibank, NA	GBP	4,634	USD	5,778	11/17/2023	122,823

Goldman Sachs Bank USA	USD	1,876	EUR	1,700	10/12/2023	(78,102)

Goldman Sachs Bank USA	CAD	3,047	USD	2,235	10/27/2023	(9,647)

Goldman Sachs Bank USA	USD	5,543	AUD	8,591	11/08/2023	(12,898)

Goldman Sachs Bank USA	USD	1,297	SEK	14,218	12/07/2023	7,849

HSBC Bank USA	KRW	16,760,925	USD	13,146	10/26/2023	740,491

HSBC Bank USA	AUD	5,057	USD	3,273	11/08/2023	17,765

JPMorgan Chase Bank, NA	JPY	156,351	USD	1,091	10/19/2023	41,615

JPMorgan Chase Bank, NA	USD	11,719	GBP	9,404	11/17/2023	(242,286)

Morgan Stanley Capital Services, Inc.	EUR	27,772	USD	30,612	10/12/2023	1,239,614

Morgan Stanley Capital Services, Inc.	IDR	9,196,616	USD	611	10/12/2023	17,006

Morgan Stanley Capital Services, Inc.	USD	28,721	EUR	26,045	10/12/2023	(1,175,236)

Morgan Stanley Capital Services, Inc.	JPY	1,015,082	USD	7,077	10/19/2023	267,548

Morgan Stanley Capital Services, Inc.	USD	18,131	JPY	2,605,875	10/19/2023	(648,877)

2023 Annual Report	51

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	KRW	1,764,986	USD	1,357	10/26/2023	$50,639

Morgan Stanley Capital Services, Inc.	CAD	7,457	USD	5,506	10/27/2023	14,388

Morgan Stanley Capital Services, Inc.	USD	6,745	CAD	9,135	10/27/2023	(17,625)

Morgan Stanley Capital Services, Inc.	USD	6,691	NZD	11,262	10/27/2023	58,792

Morgan Stanley Capital Services, Inc.	CHF	2,182	USD	2,401	11/16/2023	6,487

Morgan Stanley Capital Services, Inc.	USD	7,185	SEK	79,211	12/07/2023	85,623

Morgan Stanley Capital Services, Inc.	MYR	4,039	USD	871	01/11/2024	3,177

State Street Bank & Trust Co.	EUR	1,111	USD	1,215	10/12/2023	39,577

State Street Bank & Trust Co.	USD	112	EUR	106	10/12/2023	761

State Street Bank & Trust Co.	USD	1,318	EUR	1,225	10/12/2023	(21,008)

State Street Bank & Trust Co.	JPY	139,401	USD	959	10/19/2023	23,986

State Street Bank & Trust Co.	USD	213	JPY	31,549	10/19/2023	(1,418)

State Street Bank & Trust Co.	CAD	522	USD	387	10/27/2023	2,128

State Street Bank & Trust Co.	USD	1,464	CAD	1,973	10/27/2023	(11,093)

State Street Bank & Trust Co.	USD	228	NZD	384	10/27/2023	2,056

State Street Bank & Trust Co.	USD	63	AUD	98	11/08/2023	27

State Street Bank & Trust Co.	USD	1,909	AUD	2,951	11/08/2023	(9,267)

State Street Bank & Trust Co.	MXN	10,832	USD	627	11/16/2023	10,142

State Street Bank & Trust Co.	MXN	7,713	USD	434	11/16/2023	(5,612)

State Street Bank & Trust Co.	USD	682	GBP	551	11/17/2023	(9,479)

State Street Bank & Trust Co.	SEK	4,248	USD	385	12/07/2023	(4,475)

UBS AG	CNH	25,609	USD	3,528	01/11/2024	4,042

						$987,202

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	4.79%	USD	8,030	$(76,515)	$(76,967)	$452
iTraxx Australia Series 10, 5 Year Index, 12/20/2028*	(1.00)	Quarterly	0.88	USD	5,300	(45,972)	(62,520)	16,548
Malaysia, 12/20/2028*	(1.00)	Quarterly	0.51	USD	13,200	(301,768)	(308,011)	6,243

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.79	USD	18,720	176,491	160,919	15,572
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00	Quarterly	0.74	USD	5,300	95,552	105,720	(10,168)

						$(152,212)	$(180,859)	$28,647

* Termination date

52	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	18,945	02/26/2025	1.589%	CPI#	Maturity	$2,478,270	$—	$2,478,270
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	2,295,021	—	2,295,021
USD	6,245	07/08/2027	2.770%	CPI#	Maturity	61,909	—	61,909
USD	6,245	07/08/2027	2.778%	CPI#	Maturity	59,699	—	59,699
USD	4,160	07/15/2027	2.753%	CPI#	Maturity	37,005	—	37,005

						$4,931,904	$—	$4,931,904

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
NZD	5,299	11/02/2024	3 Month BKBM	2.503%	Quarterly/Semi-Annual	$(110,420)	$—	$(110,420)
USD	610	04/21/2025	1.815%	1 Day SOFR	Annual	39,647	27,117	12,530
USD	370	06/09/2025	1.970%	1 Day SOFR	Annual	22,439	16,473	5,966
USD	484	08/04/2025	1.950%	1 Day SOFR	Annual	28,687	22,943	5,744
USD	1,990	04/27/2026	1.57%	1 Day SOFR	Annual	182,786	136,835	45,951
USD	840	10/04/2026	1.150%	1 Day SOFR	Annual	100,225	74,052	26,173
USD	420	11/08/2026	1.450%	1 Day SOFR	Annual	46,734	33,826	12,908
USD	420	11/09/2026	1.505%	1 Day SOFR	Annual	45,943	32,984	12,959
USD	1,040	04/04/2027	2.240%	1 Day SOFR	Annual	91,669	66,288	25,381
USD	580	04/26/2027	2.110%	1 Day SOFR	Annual	53,462	38,831	14,631
USD	10,260	06/05/2027	0.343%	1 Day SOFR	Annual	1,596,861	1,317,006	279,855
USD	6,030	07/20/2027	1.885%	1 Day SOFR	Annual	584,782	473,399	111,383
HUF	362,017	06/02/2028	8.820%	6 Month BUBOR	Annual/ Semi-Annual	(17,774)	—	(17,774)
HUF	340,363	06/05/2028	8.698%	6 Month BUBOR	Annual/ Semi-Annual	(12,637)	—	(12,637)
JPY	674,600	08/18/2028	0.438%	1 Day TONAR	Annual	24,261	(711)	24,972
CNY	45,210	09/28/2028	2.420%	China 7-Day Reverse Repo Rate	Quarterly	(7,579)	—	(7,579)
CNY	45,210	09/28/2028	China 7-Day Reverse Repo Rate	2.418%	Quarterly	6,935	—	6,935
CNY	45,210	09/28/2028	China 7-Day Reverse Repo Rate	2.420%	Quarterly	7,579	—	7,579
USD	1,360	09/27/2029	1.300%	1 Day SOFR	Annual	215,440	184,541	30,899
USD	1,830	12/13/2029	1.537%	1 Day SOFR	Annual	308,816	168,906	139,910
USD	15,740	05/21/2031	1.395%	1 Day SOFR	Annual	3,152,629	2,422,222	730,407
NZD	3,290	04/26/2033	3 Month BKBM	4.1800%	Quarterly/Semi-Annual	(132,221)	—	(132,221)
JPY	183,740	08/18/2033	1 Day TONAR	0.838%	Annual	(14,361)	90	(14,451)
USD	1,010	11/10/2035	2.390%	1 Day SOFR	Annual	193,516	120,367	73,149
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	1,312,943	—	1,312,943
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(1,373,271)	—	(1,373,271)
EUR	2,310	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	1,397,913	—	1,397,913
EUR	2,310	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(1,428,102)	—	(1,428,102)

						$6,316,902	$5,135,169	$1,181,733

2023 Annual Report	53

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2	$(281)	$(287)	$6
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(282)	(230)	(52)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(281)	(181)	(100)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(633)	(532)	(101)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(1,195)	(1,029)	(166)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(773)	(591)	(182)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(3,728)	(1,632)	(2,096)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(633)	(470)	(163)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(704)	(256)	(448)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(4,009)	(3,199)	(810)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(4,571)	(3,311)	(1,260)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(4,571)	(3,310)	(1,261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	126	(18,075)	(8,034)	(10,041)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(633)	(302)	(331)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(1,265)	(719)	(546)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	45	(6,541)	(5,637)	(904)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(2,462)	(1,542)	(920)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(2,462)	(1,425)	(1,037)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	31	(4,431)	(2,989)	(1,442)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(4,852)	(3,322)	(1,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(3,869)	(2,117)	(1,752)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	127	(18,315)	(9,766)	(8,549)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(5,204)	(2,324)	(2,880)

						$(89,770)	$(53,205)	$(36,565)

* Termination date

54	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	4,071	12/15/2023	$(24,976)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $143,665,836 or 25.5% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2023.
(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Fair valued by the Adviser.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(h)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.52% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$396,776	$386,806	0.07%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,091,515	1,006,564	0.18%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	39,632	35,112	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,304,864	1,182,137	0.21%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.679%, 11/25/2024	11/06/2015	18,482	18,760	0.00%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.779%, 02/27/2023	02/11/2020	135,256	133,887	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.679%, 11/25/2025	02/08/2018	117,601	118,860	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.929%, 11/25/2025	09/28/2015	28,330	29,271	0.01%

(i)	Inverse interest only security.
(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(k)	Affiliated investments.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(m)	IO— Interest Only.
(n)	Non-income producing security.
(o)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2023.
(p)	The rate shown represents the 7-day yield as of period end.

2023 Annual Report	55

Schedule of Investments (continued)

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

THB—Thailand Baht

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

BUBOR—Budapest Interbank Offered Rate

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OTC—Over-the-Counter

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TONAR—Tokyo Overnight Average Rate

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.4%

Long-Term Municipal Bonds–66.0%
Alabama–1.3%
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	$5,500	$5,115,470
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	1,000	1,010,087
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,000	2,012,980
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,250	877,982

		9,016,519

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	400	413,880

Arizona–1.3%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2037	1,100	998,774
4.00%, 11/01/2038	600	538,004
4.00%, 11/01/2039	750	664,798
5.00%, 11/01/2035	850	875,938
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	2,000	2,022,320
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	834,678

	Principal Amount (000)	U.S. $ Value
2.442%, 07/01/2032	$2,250	$1,756,336
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,089,880

		8,780,728

California–4.8%
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	1,000	1,029,062
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	3,070	3,062,760
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.188% (SOFR + 1.63%), 07/01/2053(b)	1,000	993,912
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	2,585	1,916,388
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	3,980	3,955,688
California Municipal Finance Authority (Waste Management, Inc.) Series 2019-A 2.40%, 10/01/2044	4,710	4,113,680
California State University Series 2021-B 2.374%, 11/01/2035	1,000	723,786
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	1,800	1,353,084
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	709,324

2023 Annual Report	57

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	$1,500	$1,063,414
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	800	599,126
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,700	1,253,768
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	600	425,244
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	3,675	3,009,916
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	3,755	3,775,046
State of California Series 2014 5.00%, 10/01/2029	50	50,576
Series 2015 5.00%, 03/01/2026	2,085	2,123,384
Series 2023 6.00%, 03/01/2033	1,000	1,040,332
University of California Series 2023-B 5.00%, 05/15/2042	1,000	1,059,990

		32,258,480

Colorado–2.5%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,291,100
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	845	871,132
5.00%, 08/01/2036	8,975	9,149,384
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	588	443,054

	Principal Amount (000)	U.S. $ Value
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	$3,000	$3,388,182
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	177	127,822
AGM Series 2020 5.00%, 12/01/2024	115	116,122
5.00%, 12/01/2027	105	109,305
5.00%, 12/01/2033	110	115,882
5.00%, 12/01/2050	100	100,604

		16,712,587

Connecticut–1.7%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2027	1,735	1,807,200
5.00%, 11/01/2029	1,890	1,968,576
5.00%, 11/01/2030	2,015	2,097,836
5.00%, 11/01/2031	1,335	1,389,726
Series 2017-C 5.00%, 08/15/2025	1,000	1,020,618
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	3,380	3,257,116

		11,541,072

District of Columbia–0.3%
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2030	1,910	1,957,696

Florida–3.2%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2024(a)	385	377,958
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027	3,550	3,680,254
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	71,308
Zero Coupon, 10/01/2032	100	64,430
Zero Coupon, 10/01/2034	100	57,908
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(a)	1,000	1,020,792

58	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	$500	$446,370
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Country Club East Project) AGM Series 2020 2.50%, 05/01/2033	1,830	1,493,412
North Broward Hospital District Series 2017-B 5.00%, 01/01/2027	5,000	5,063,378
5.00%, 01/01/2031	3,590	3,658,746
5.00%, 01/01/2032	2,950	3,003,978
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	200	159,920
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	977,278
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,565,000

		21,640,732

Georgia–0.6%
City of Atlanta GA Department of Aviation Series 2021-A 5.00%, 07/01/2029	640	688,443
Series 2021-B 5.00%, 07/01/2029	600	645,416
Series 2021-C 5.00%, 07/01/2035	2,350	2,448,438
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2028	180	186,480

		3,968,777

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	180	177,404

Illinois–6.4%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	969,836
Series 2019-B 5.00%, 12/01/2030	270	273,522

	Principal Amount (000)	U.S. $ Value
5.00%, 12/01/2031	$310	$312,756
5.00%, 12/01/2032	200	201,500
5.00%, 12/01/2033	160	160,978
Series 2022-B 4.00%, 12/01/2041	2,000	1,643,575
Series 2023 5.25%, 04/01/2039	1,000	1,030,262
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2026	100	98,430
5.00%, 09/01/2027	100	98,360
5.00%, 09/01/2029	100	97,648
5.00%, 09/01/2032	100	96,102
5.00%, 09/01/2033	200	190,810
5.00%, 09/01/2034	100	94,366
Illinois Finance Authority (Memorial Health Obligated Group) Series 2019 5.00%, 04/01/2030	3,020	3,110,460
5.00%, 04/01/2031	2,450	2,517,656
5.00%, 04/01/2032	1,725	1,770,360
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018-A 5.00%, 05/15/2032	7,130	7,210,080
5.00%, 05/15/2033	6,775	6,841,944
State of Illinois Series 2017-A 5.00%, 12/01/2025	3,810	3,876,770
Series 2017-D 5.00%, 11/01/2024	12,010	12,108,576

		42,703,991

Indiana–0.7%
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	2,000	1,947,888
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	3,000	2,771,270
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	330	283,872

		5,003,030

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	1,000	932,051

2023 Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Kansas–0.3%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 1.149%, 05/01/2026	$2,000	$1,797,643

Kentucky–3.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	225	226,722
5.00%, 02/01/2027	240	243,414
5.00%, 02/01/2030	155	159,260
5.00%, 02/01/2031	195	196,482
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2026	4,265	4,299,566
5.00%, 06/01/2031	6,195	6,113,830
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	6,370	6,246,612
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.00%, 12/01/2049	5,000	4,926,572

		22,412,458

Louisiana–0.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	1,400	1,378,626
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2030	1,550	1,520,056
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	435	441,760
6.10%, 06/01/2038(a)	585	617,304
6.10%, 12/01/2040(a)	500	527,610
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	1,570	1,540,876

		6,026,232

	Principal Amount (000)	U.S. $ Value
Massachusetts–0.2%
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	$1,507	$1,450,038

Michigan–3.0%
City of Detroit MI Series 2018 5.00%, 04/01/2026	1,200	1,204,788
5.00%, 04/01/2028	2,475	2,510,543
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	900	861,920
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2024	10,115	10,160,852
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	869,838
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,108,870
South Lyon Community Schools Series 2016 5.00%, 05/01/2028	3,640	3,731,392

		20,448,203

Minnesota–0.3%
Brainerd Independent School District No. 181 Series 2018-A 4.00%, 02/01/2041	2,500	2,294,607

Mississippi–0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,100	925,692

Missouri–0.3%
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2038	1,500	1,553,114
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	185	185,876
5.75%, 03/01/2027	155	155,773

		1,894,763

60	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050 (Pre-refunded/ETM)	$6,500	$6,521,946

Nevada–0.3%
Clark County School District Series 2022-A 5.00%, 06/15/2038	1,155	1,212,673
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(a)	450	447,322
8.125%, 01/01/2050(a)	520	519,362

		2,179,357

New Hampshire–0.0%
New Hampshire Business Finance Authority Series 2022-2 0.35%, 09/20/2036(c)	3,750	83,568

New Jersey–4.1%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,185	1,180,184
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,370,990
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	2,750	2,764,578
5.00%, 06/15/2029	1,630	1,662,180
5.00%, 06/15/2030	1,675	1,706,198
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	160	167,552
Series 2019-B 5.00%, 06/15/2034	1,570	1,622,166
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,291,534
New Jersey Turnpike Authority Series 2021-B 1.713%, 01/01/2029	1,225	1,038,212
AGM Series 2005-D3 5.25%, 01/01/2026	11,070	11,411,498

	Principal Amount (000)	U.S. $ Value
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	$3,450	$3,569,975

		27,785,067

New York–8.1%
City of New York NY Series 2021 1.396%, 08/01/2027	3,385	2,935,050
Series 2021-A 4.00%, 08/01/2035	2,500	2,466,552
Metropolitan Transportation Authority Series 2017-C 5.00%, 11/15/2030	4,340	4,485,682
Series 2020-C 4.75%, 11/15/2045	1,355	1,260,196
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 02/01/2027	5,275	5,287,302
5.00%, 11/01/2027	3,350	3,365,028
5.00%, 02/01/2028	2,000	2,004,599
5.00%, 11/01/2028	6,000	6,026,572
5.00%, 02/01/2029	2,500	2,505,666
5.00%, 11/01/2029	1,155	1,160,050
Series 2014-C 5.00%, 11/01/2028	10,665	10,712,234
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	100	96,154
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	855	741,300
2.80%, 09/15/2069	2,370	2,040,614
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2029	2,340	2,347,928
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	265	243,852
Series 2020 4.00%, 10/01/2030	4,000	3,855,512
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	1,000	994,548

2023 Annual Report	61

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	$3,000	$2,271,274

		54,800,113

North Carolina–0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	1,850	1,873,366

Ohio–2.9%
American Municipal Power, Inc. (American Municipal Power Prairie State Energy Campus Revenue) Series 2019 5.00%, 02/15/2035	5,260	5,506,204
5.00%, 02/15/2036	3,085	3,209,904
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025	1,500	1,507,197
5.00%, 02/15/2028	4,000	4,004,762
County of Montgomery OH (Dayton Children’s Hospital Obligated Group) Series 2021 5.00%, 08/01/2034	1,150	1,218,112
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	1,000	948,648
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.00%, 01/01/2034	360	367,738
5.25%, 01/01/2035	750	777,404
5.25%, 01/01/2038	1,110	1,114,148
5.25%, 01/01/2039	780	779,978

		19,434,095

Oklahoma–0.7%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,000	980,351
5.00%, 07/01/2028	1,000	971,650
5.00%, 07/01/2029	1,000	966,904
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	1,000	877,478

	Principal Amount (000)	U.S. $ Value
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	$1,000	$911,174

		4,707,557

Other–0.6%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2035(a)	4,745	3,766,622

Pennsylvania–3.1%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024	3,105	3,110,822
5.00%, 12/01/2025	4,365	4,371,526
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037	685	708,698
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,095	1,042,670
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2041	3,300	3,419,776
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.68% (MUNIPSA + 0.70%), 11/15/2047(b)	2,000	1,979,010
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2030	2,540	2,673,070
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	760	752,744
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	2,500	2,474,678

		20,532,994

Puerto Rico–1.4%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	2	1,896
Zero Coupon, 07/01/2033	325	191,834
4.00%, 07/01/2033	312	279,690

62	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
4.00%, 07/01/2035	$11	$9,404
4.00%, 07/01/2046	13	10,124
5.375%, 07/01/2025	423	427,754
5.625%, 07/01/2027	1,053	1,080,843
5.625%, 07/01/2029	110	113,664
5.75%, 07/01/2031	113	117,688
Series 2022-C 0.00%, 11/01/2043	80	41,146
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	1,005	979,282
5.25%, 07/01/2036	1,110	1,114,388
5.25%, 07/01/2041	905	883,250
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,010	996,660
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	325	209,626
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026(d)(e)	3,315	2,320,500
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	578	559,544

		9,337,293

South Carolina–1.5%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	7,390	7,368,151
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	3,000	2,719,148

		10,087,299

Tennessee–0.9%
Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2032	1,205	1,247,407
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	5,000	4,988,378

		6,235,785

	Principal Amount (000)	U.S. $ Value
Texas–1.0%
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	$1,290	$1,299,593
Series 2015-C 5.00%, 07/15/2026	1,030	1,050,090
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	368,914
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,118,616
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	231,922
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,598,590

		6,667,725

Virginia–0.4%
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 07/01/2038	1,120	1,130,278
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2022 3.50%, 11/01/2052	1,320	1,318,884

		2,449,162

Washington–5.2%
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	8,726,474
Port of Seattle WA Series 2018-A 5.00%, 05/01/2027	6,500	6,642,338
Series 2018-B 5.00%, 05/01/2026	4,925	5,002,204
5.00%, 05/01/2027	5,340	5,456,936
5.00%, 05/01/2028	5,775	5,929,696
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	2,000	1,774,792

2023 Annual Report	63

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$1,650	$1,518,178

		35,050,618

West Virginia–0.4%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,030	2,743,665

Wisconsin–2.7%
State of Wisconsin Series 2021-2 5.00%, 05/01/2035	750	809,156
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	195	195,000
5.00%, 10/01/2025(a)	730	723,597
5.00%, 10/01/2026(a)	770	761,586
5.00%, 10/01/2027(a)	805	796,974
5.00%, 10/01/2028(a)	440	435,410
5.00%, 10/01/2029(a)	200	197,356
Wausau School District Series 2022 5.00%, 03/01/2031	2,180	2,328,544
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2031(f)	1,765	1,870,580
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,020,520
Wisconsin Public Finance Authority Series 2022 5.50%, 02/01/2042(a)	1,400	1,275,792
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	3,245	3,247,676
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	934,618
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(a)	1,000	918,126

	Principal Amount (000)	U.S. $ Value
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2038	$1,000	$752,250
4.00%, 02/01/2040	1,000	735,308
Series 2022 5.00%, 02/01/2032	1,000	880,120

		17,882,613

Total Long-Term Municipal Bonds (cost $473,835,422)		444,495,428

Short-Term Municipal Notes–0.4%
California–0.4%
City of Los Angeles CA Series 2023 5.00%, 06/27/2024 (cost $2,532,252)	2,500	2,529,586

Total Municipal Obligations (cost $476,367,674)		447,025,014

Company	Shares

INVESTMENT COMPANIES–26.6%
Funds and Investment Trusts–26.6%(g)
iShares Core MSCI EAFE ETF	1,345,053	86,554,160
SPDR S&P 500 ETF Trust	216,510	92,553,695

Total Investment Companies (cost $135,695,908)		179,107,855

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.3%
Agency CMBS–1.0%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	$2,137	2,033,125
Series 2021-2, Class A 3.75%, 03/25/2035	2,925	2,705,883
Series 2021-2, Class X 0.825%, 03/25/2035(c)	1,950	96,006
City of Fort Wayne IN 10.75%, 12/01/2029(d)(e)	27	2
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	974	677,704
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	966	834,478

		6,347,198

64	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate CMBS–1.3%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035		$963	$844,340
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034		1,697	1,578,748
Series 2022-1, Class A 4.375%, 09/20/2036		4,921	4,557,065
Series 2022-2, Class A 4.00%, 10/20/2036		1,976	1,769,890

			8,750,043

Total Commercial Mortgage-Backed Securities (cost $17,514,348)			15,097,241

GOVERNMENTS—TREASURIES–1.3%
United States–1.3%
U.S. Treasury Notes 2.125%, 11/30/2023(h)		1,698	1,688,979
2.625%, 02/15/2029(h)		7,796	7,052,944

Total Governments—Treasuries (cost $9,570,734)			8,741,923

CORPORATES—INVESTMENT GRADE–0.8%

Industrial–0.8%
Consumer Non-Cyclical–0.8%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025		1,075	960,007
1.777%, 11/15/2030		1,000	774,900
Novant Health, Inc. 2.637%, 11/01/2036		3,525	2,489,990
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		2,000	1,410,340

Total Corporates—Investment Grade (cost $7,599,303)			5,635,237

	Notional Amount

PURCHASED OPTIONS—PUTS–0.8%
Options on Equity Indices–0.8%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 5,250; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(d)	EUR	19,687,500	621,446

	Notional Amount		U.S. $ Value
FTSE 100 Index Expiration: Jul 2024; Contracts: 1,120; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(d)	GBP	7,392,000	$137,685
Nikkei 225 Index Expiration: Sep 2024; Contracts: 70,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(d)	JPY	1,855,000,000	361,871
S&P 500 Index Expiration: Jul 2024; Contracts: 41,900; Exercise Price: USD 3,850.00; Counterparty: UBS AG(d)	USD	161,315,000	4,094,790

Total Purchased Options—Puts (premiums paid $4,525,657)			5,215,792

	Principal Amount (000)

ASSET-BACKED SECURITIES–0.4%
Autos—Fixed Rate–0.4%
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		$948	943,384
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,908	1,900,424

Total Asset-Backed Securities (cost $2,856,185)			2,843,808

CORPORATES—NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications—Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		1,546	1,139,974

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)		1,150	971,681

Total Corporates—Non-Investment Grade (cost $2,695,671)			2,111,655

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Bellemeade Re Ltd. Series 2018-1A, Class M2 8.334% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(b)		51	50,812

2023 Annual Report	65

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 9.079% (SOFR + 3.76%), 02/25/2040(a)(b)	$250	$260,544
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(b)	81	81,016
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.329% (SOFR + 3.01%), 07/25/2024(b)	45	45,552
Series 2015-C03, Class 1M2 10.429% (SOFR + 5.11%), 07/25/2025(b)	29	30,616

Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 1M2 12.179% (SOFR + 6.86%), 08/25/2028(b)	$80	$85,734
Series 2016-C02, Class 1M2 11.429% (SOFR + 6.11%), 09/25/2028(b)	37	38,766

Total Collateralized Mortgage Obligations (cost $488,213)		593,040

Total Investments—99.0% (cost $657,313,693)		666,371,565

Other assets less liabilities—1.0%		6,716,726

Net Assets—100.0%		$673,088,291

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	125	December 2023	$11,241,250	$(461,493)

Euro STOXX 50 Index Futures	125	December 2023	5,555,849	(68,149)

FTSE 100 Index Futures	15	December 2023	1,403,908	16,277

MSCI Emerging Markets Futures	486	December 2023	23,218,650	(601,271)

Nikkei 225 (OSE) Futures	12	December 2023	2,558,351	(63,896)

S&P 500 E-Mini Futures	303	December 2023	65,531,325	(2,431,332)

S&P Mid 400 E-Mini Futures	33	December 2023	8,317,320	(267,960)

S&P/TSX 60 Index Futures	49	December 2023	8,487,201	(330,370)

U.S. T-Note 2 Yr (CBT) Futures	188	December 2023	38,109,656	(72,350)

U.S. T-Note 10 Yr (CBT) Futures	480	December 2023	51,870,000	(936,402)

U.S. Ultra Bond (CBT) Futures	142	December 2023	16,853,625	(1,238,266)

Sold Contracts

Euro STOXX 50 Index Futures	308	December 2023	13,689,613	234,462

FTSE 100 Index Futures	66	December 2023	6,177,195	12,126

Hang Seng Index Futures	5	October 2023	571,099	5,510

MSCI Singapore IX ETS Futures	28	October 2023	585,091	(10,071)

OMXS 30 Index Futures	34	October 2023	672,186	8,084

SPI 200 Futures	128	December 2023	14,579,019	324,638

TOPIX Index Futures	15	December 2023	2,332,207	11,476

				$(5,868,987)

66	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	5,227	EUR	4,817	10/12/2023	$(132,497)

Bank of America, NA	JPY	802,045	USD	5,450	10/19/2023	69,052

Bank of America, NA	NZD	3,417	USD	2,022	10/27/2023	(26,102)

Bank of America, NA	AUD	5,076	USD	3,289	11/08/2023	21,938

Bank of America, NA	AUD	11,719	USD	7,487	11/08/2023	(57,149)

Bank of America, NA	CHF	13,837	USD	15,516	11/16/2023	328,869

Bank of America, NA	USD	3,581	CHF	3,197	11/16/2023	(72,028)

Bank of America, NA	USD	1,284	NOK	13,826	12/07/2023	11,208

Barclays Bank PLC	EUR	548	USD	586	10/12/2023	6,269

Barclays Bank PLC	CAD	9,707	USD	7,218	10/27/2023	68,774

Barclays Bank PLC	NZD	11,234	USD	6,603	10/27/2023	(129,819)

Barclays Bank PLC	USD	2,031	NZD	3,419	10/27/2023	17,823

Barclays Bank PLC	USD	2,125	GBP	1,715	11/17/2023	(32,120)

BNP Paribas SA	EUR	13,158	USD	14,142	10/12/2023	226,166

BNP Paribas SA	USD	3,251	JPY	477,289	10/19/2023	(48,997)

BNP Paribas SA	NZD	3,359	USD	2,003	10/27/2023	(10,280)

BNP Paribas SA	AUD	1,887	USD	1,212	11/08/2023	(2,575)

Goldman Sachs Bank USA	USD	2,934	EUR	2,659	10/12/2023	(122,162)

Goldman Sachs Bank USA	CAD	3,897	USD	2,858	10/27/2023	(12,337)

Goldman Sachs Bank USA	USD	6,762	AUD	10,480	11/08/2023	(15,733)

Goldman Sachs Bank USA	USD	1,541	SEK	16,894	12/07/2023	9,327

HSBC Bank USA	AUD	6,152	USD	3,982	11/08/2023	21,614

JPMorgan Chase Bank, NA	USD	1,537	GBP	1,234	11/17/2023	(31,782)

Morgan Stanley & Co. LLC	EUR	9,195	USD	10,123	10/12/2023	397,914

Morgan Stanley & Co. LLC	USD	511	JPY	73,266	10/19/2023	(19,311)

Morgan Stanley & Co. LLC	USD	8,859	CAD	11,998	10/27/2023	(23,149)

Morgan Stanley & Co. LLC	USD	7,921	NZD	13,332	10/27/2023	69,603

Morgan Stanley & Co. LLC	CHF	2,674	USD	2,943	11/16/2023	7,951

Morgan Stanley & Co. LLC	USD	6,102	SEK	67,271	12/07/2023	72,717

						$593,184

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	4.79%	USD	14,100	$(134,354)	$(135,147)	$793

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.79	USD	22,580	212,883	194,099	18,784

						$78,529	$58,952	$19,577

* Termination date

2023 Annual Report	67

Schedule of Investments (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	2,900	01/15/2025	2.565%	CPI#	Maturity	$277,451	$—	$277,451
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	220,795	—	220,795
USD	4,990	01/15/2028	0.735%	CPI#	Maturity	1,062,920	—	1,062,920
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	860,947	—	860,947
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	854,177	—	854,177
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	175,618	—	175,618
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	173,904	—	173,904
USD	4,400	01/15/2031	2.782%	CPI#	Maturity	302,409	—	302,409
USD	4,150	01/15/2031	2.680%	CPI#	Maturity	324,835	—	324,835
USD	3,500	01/15/2031	2.989%	CPI#	Maturity	172,004	—	172,004

						$4,425,060	$—	$4,425,060

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	28,200	04/20/2028	1 Day SOFR	3.478%	Annual	$(1,289,306)	$—	$(1,289,306)
USD	21,000	04/30/2030	1 Day SOFR	3.075%	Annual	(1,640,253)	—	(1,640,253)
USD	5,300	04/30/2030	1 Day SOFR	3.411%	Annual	(301,726)	—	(301,726)
USD	4,600	04/30/2030	1 Day SOFR	3.500%	Annual	(235,195)	—	(235,195)
USD	4,500	04/30/2030	1 Day SOFR	3.715%	Annual	(168,296)	—	(168,296)
USD	6,900	07/31/2030	1 Day SOFR	3.806%	Annual	(218,273)	—	(218,273)
USD	6,600	07/31/2030	1 Day SOFR	3.897%	Annual	(162,833)	—	(162,833)
USD	5,300	07/31/2030	1 Day SOFR	4.016%	Annual	(97,339)	—	(97,339)
USD	55,400	03/31/2033	3.120%	1 Day SOFR	Annual	5,435,897	—	5,435,897

						$1,322,676	$—	$1,322,676

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	47		$(6,822)	$(4,319)	$(2,503)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	168		(24,194)	(20,087)	(4,107)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	**	(71)	(56)	(15)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26		(3,728)	(2,382)	(1,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	324		(46,560)	(29,783)	(16,777)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	325		(46,771)	(29,142)	(17,629)

68	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	422	$(60,696)	$(36,717)	$(23,979)

						$(188,842)	$(122,486)	$(66,356)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI	#	Maturity	$717,279	$—	$717,279
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI	#	Maturity	1,112,438	—	1,112,438
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI	#	Maturity	551,711	—	551,711
Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI	#	Maturity	1,541,659	—	1,541,659
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI	#	Maturity	2,927,568	—	2,927,568
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI	#	Maturity	1,198,808	—	1,198,808
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI	#	Maturity	1,335,303	—	1,335,303
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI	#	Maturity	1,099,192	—	1,099,192
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI	#	Maturity	4,024,291	—	4,024,291
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI	#	Maturity	1,662,797	—	1,662,797
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI	#	Maturity	3,497,592	—	3,497,592
JPMorgan Chase Bank, NA	USD	30,420	01/15/2030	3.493%	CPI	#	Maturity	237,552	—	237,552

								$19,906,190	$—	$19,906,190

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,511,424	$—	$1,511,424

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	2,640	12/15/2023	$14,433

2023 Annual Report	69

Schedule of Investments (continued)

**	Notional amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $36,976,130 or 5.5% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(c)	IO—Interest Only.
(d)	Non-income producing security.
(e)	Defaulted.
(f)	When-Issued or delayed delivery security.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.9% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

70	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–68.3%

Long-Term Municipal Bonds–67.7%
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$235	$243,155

California–53.7%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	1,150	925,760
Bay Area Toll Authority Series 2021 4.28% (MUNIPSA + 0.30%), 04/01/2056(b)	2,000	1,955,588
4.39% (MUNIPSA + 0.41%), 04/01/2056(b)	2,000	1,949,394
California Community Choice Financing Authority Series 2023 5.228% (SOFR + 1.67%), 02/01/2054(b)	1,000	993,122
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	1,000	1,029,062
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	2,500	2,494,104
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,300	1,259,842
Series 2023 5.00%, 12/01/2053	2,130	2,145,210
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.00%, 07/01/2053	1,000	1,008,656
5.188% (SOFR + 1.63%), 07/01/2053(b)	1,200	1,192,694

	Principal Amount (000)	U.S. $ Value
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	$615	$455,930
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	595	414,318
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,052,456
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2031(a)	540	479,910
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2035	1,850	1,774,494
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	944,966
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.33% (MUNIPSA + 0.35%), 08/01/2047(b)	2,000	1,981,006
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	4,305	4,278,702
8.00%, 01/01/2050(a)	370	369,508
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	1,000	1,023,536
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2028	1,700	1,735,328
5.00%, 06/30/2029	1,000	1,020,574
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	2,140	2,048,050

2023 Annual Report	71

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2029(a)	$450	$461,536
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,032,434
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2042(a)	1,000	943,376
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	569,356
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	460	446,476
California State University Series 2020-D 1.49%, 11/01/2028	400	336,194
Series 2021-B 2.274%, 11/01/2034	2,000	1,472,082
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	355,936
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	1,000	927,506
Series 2018-A 5.00%, 12/01/2028(a)	500	495,804
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028	2,915	2,970,952
5.00%, 01/01/2029	2,790	2,840,282
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(a)	40	40,044
5.00%, 07/01/2029(a)	215	211,928
City of Fremont CA Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,523,560

	Principal Amount (000)	U.S. $ Value
City of Los Angeles Department of Airports Series 2016-A 5.00%, 05/15/2026 (Pre-refunded/ETM)	$215	$220,556
Series 2017-A 5.00%, 05/15/2030	3,585	3,674,598
Series 2018-D 5.00%, 05/15/2026	2,890	2,946,974
Series 2019 5.00%, 05/15/2031	485	504,744
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2031	1,000	1,021,700
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	305	310,196
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2024	1,955	1,958,466
Series 2014-B 5.00%, 03/01/2026	2,360	2,370,076
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	280	215,038
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,040	2,084,518
County of Los Angeles CA Community Facilities District No. 2021-01 Series 2022 5.00%, 09/01/2042	1,800	1,726,884
County of San Diego CA (County of San Diego CA COP) Series 2014-A 5.00%, 10/15/2027	1,250	1,266,220
5.00%, 10/15/2028	1,300	1,316,078
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(a)	500	362,336
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	950	714,128

72	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	$1,000	$709,324
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	700	496,260
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(a)	930	749,010
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	500	374,454
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	995	695,656
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,000	737,510
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	400	283,496
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	1,000	662,978
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	1,000	934,890
Los Angeles Department of Water & Power Power System Revenue Series 2020-B 5.00%, 07/01/2028	365	393,222
5.00%, 07/01/2029	455	496,608
Metropolitan Water District of Southern California Series 2021-D 4.12% (MUNIPSA + 0.14%), 07/01/2037(b)	1,000	996,742

	Principal Amount (000)	U.S. $ Value
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	$450	$463,770
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	510	516,202
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2026	1,025	1,048,890
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2039	3,000	3,196,870
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 4.50%, 09/01/2037	1,000	911,292
5.00%, 09/01/2042	1,000	929,018
Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District) Series 2014-A 5.00%, 12/01/2029	2,000	2,018,512
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.37% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	1,450	1,187,586
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	220	196,052
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2024	500	503,752
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	750	760,151
State of California Series 2023 6.00%, 03/01/2033	1,000	1,040,332
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2025	1,900	1,932,840
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	960	1,018,370

2023 Annual Report	73

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
University of California Series 2023-B 4.693%, 05/15/2033	$1,500	$1,415,326
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026	1,000	1,008,262
5.00%, 01/01/2028	1,800	1,813,422

		96,342,985

Colorado–0.1%
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	100,604

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	97,724
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2031	100	67,831

		165,555

Guam–2.5%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	175,666
3.489%, 10/01/2031	120	95,530
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	1,000	1,025,094
Territory of Guam Series 2019 5.00%, 11/15/2031	85	83,774
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	140	140,784
5.00%, 12/01/2030	225	225,916
5.00%, 12/01/2032	205	206,050
Territory of Guam (Territory of Guam Business Privilege Tax) 5.00%, 11/15/2030	805	796,549
Series 2015-D 5.00%, 11/15/2023	420	419,972
5.00%, 11/15/2025	350	349,154
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2040	1,000	928,054

		4,446,543

	Principal Amount (000)	U.S. $ Value
Illinois–2.1%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2029	$100	$97,648
5.00%, 09/01/2033	100	95,405
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,429,786
State of Illinois Series 2014 5.00%, 05/01/2025	2,165	2,168,706

		3,791,545

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	140	141,992
5.00%, 02/01/2031	100	100,760

		242,752

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	110	116,074
6.10%, 12/01/2040(a)	100	105,522

		221,596

Michigan–3.2%
City of Detroit MI Series 2018 5.00%, 04/01/2029	1,000	1,012,464
5.00%, 04/01/2030	600	606,356
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	2,175	2,162,962
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030	2,000	2,033,386

		5,815,168

Missouri–0.1%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2027	100	100,499

Nevada–0.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	410	374,555

74	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Ohio–0.3%
Ohio Air Quality Development Authority (Pratt Paper OH LLC) Series 2017 3.75%, 01/15/2028(a)	$590	$578,077

Puerto Rico–2.1%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	94	90,324
Zero Coupon, 07/01/2033	555	327,098
4.00%, 07/01/2033	130	116,524
5.375%, 07/01/2025	255	257,618
5.625%, 07/01/2027	750	769,623
5.75%, 07/01/2031	100	104,432
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2041	190	185,434
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	600	598,256
5.00%, 07/01/2035(a)	250	244,552
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	225	145,126
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026(c)(d)	995	696,500
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	176	170,380

		3,705,867

Texas–1.8%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	966,670
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	2,140	2,184,772

		3,151,442

Washington–0.6%
Kalispel Tribe of Indians Series 2018-A 5.00%, 01/01/2032(a)	990	1,010,774

	Principal Amount (000)	U.S. $ Value
Wisconsin–0.6%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	$100	$100,000
5.00%, 10/01/2025(a)	225	223,026
5.00%, 10/01/2026(a)	235	232,432
5.00%, 10/01/2027(a)	245	242,557
5.00%, 10/01/2028(a)	135	133,592
5.00%, 10/01/2029(a)	100	98,678

		1,030,285

Total Long-Term Municipal Bonds (cost $129,451,708)		121,321,402

Short-Term Municipal Notes–0.6%
California–0.6%
City of Los Angeles CA Series 2023 5.00%, 06/27/2024 (cost $1,012,901)	1,000	1,011,834

Total Municipal Obligations (cost $130,464,609)		122,333,236

	Shares

INVESTMENT COMPANIES–16.9%
Funds and Investment Trusts–16.9%(e)
iShares Core MSCI Emerging Markets ETF	227,886	10,845,095
SPDR S&P 500 ETF Trust	45,594	19,490,523

Total Investment Companies (cost $21,263,158)		30,335,618

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.9%
Agency CMBS–2.6%
California Housing Finance Agency Series 2019-2, Class A Series 2021-1, Class A 4.00%, 03/20/2033	$2,090	1,988,440
Series 2021-2, Class A 3.75%, 03/25/2035	1,950	1,803,922
Series 2021-2, Class X 0.825%, 03/25/2035(f)	975	48,004
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	1,243	860,524

		4,700,890

2023 Annual Report	75

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate CMBS–1.3%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035		$2,551	$2,237,502

Total Commercial Mortgage-Backed Securities (cost $8,796,014)			6,938,392

GOVERNMENTS—TREASURIES–1.4%
United States–1.4%
U.S. Treasury Notes 2.125%, 11/30/2023		200	198,937
2.625%, 02/15/2029(g)(h)		2,670	2,415,516

Total Governments—Treasuries (cost $2,976,779)			2,614,453

	Notional Amount

PURCHASED OPTIONS—PUTS–0.8%
Options on Equity Indices–0.8%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 1,420; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(d)	EUR	5,325,000	168,086
FTSE 100 Index Expiration: Jul 2024; Contracts: 300; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(d)	GBP	1,980,000	36,880
Nikkei 225 Index Expiration: Sep 2024; Contracts: 19,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(d)	JPY	503,500,000	98,222

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jul 2024; Contracts: 11,300; Exercise Price: USD 3,850.00; Counterparty: UBS AG(d)	USD	43,505,000	$1,104,323

Total Purchased Options—Puts (premiums paid $1,221,209)			1,407,511

	Principal Amount (000)

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.329% (SOFR + 3.01%), 07/25/2024(b)		$22	22,596
Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(b)		28	28,954

Total Collateralized Mortgage Obligations (cost $50,332)			51,550

		Shares

SHORT-TERM INVESTMENTS–6.3%
Investment Companies–6.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(e)(i)(j) (cost $11,321,658)		11,321,658	11,321,658

Total Investments—97.6% (cost $176,093,759)			175,002,418

Other assets less liabilities—2.4%			4,276,598

Net Assets—100.0%			$179,279,016

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	34	December 2023	$3,057,620	$(125,526)

Euro STOXX 50 Index Futures	148	December 2023	6,578,126	(32,011)

FTSE 100 Index Futures	25	December 2023	2,339,847	24,656

Hang Seng Index Futures	4	October 2023	456,879	2,642

MSCI Singapore IX ETS Futures	10	October 2023	208,961	3,517

Nikkei 225 (OSE) Futures	3	December 2023	639,588	(17,139)

OMXS 30 Index Futures	30	October 2023	593,105	(7,235)

76	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

S&P 500 E-Mini Futures	106	December 2023	$22,925,150	$(871,569)

S&P Mid 400 E-Mini Futures	9	December 2023	2,268,360	(73,080)

S&P/TSX 60 Index Futures	14	December 2023	2,424,914	(88,766)

TOPIX Index Futures	31	December 2023	4,819,894	(65,361)

U.S. T-Note 10 Yr (CBT) Futures	130	December 2023	14,048,125	(253,774)

U.S. T-Note 2 Yr (CBT) Futures	51	December 2023	10,338,258	(19,634)

U.S. Ultra Bond (CBT) Futures	38	December 2023	4,510,125	(331,371)

Sold Contracts

MSCI Emerging Markets Futures	95	December 2023	4,538,625	144,788

SPI 200 Futures	20	December 2023	2,277,971	49,559

				$(1,660,304)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	1,296	EUR	1,195	10/12/2023	$(32,858)

Bank of America, NA	JPY	205,080	USD	1,393	10/19/2023	17,656

Bank of America, NA	NZD	904	USD	535	10/27/2023	(6,904)

Bank of America, NA	AUD	3,201	USD	2,045	11/08/2023	(15,608)

Bank of America, NA	USD	893	AUD	1,379	11/08/2023	(5,959)

Bank of America, NA	CHF	2,071	USD	2,323	11/16/2023	49,231

Bank of America, NA	USD	955	CHF	853	11/16/2023	(19,218)

Bank of America, NA	USD	512	NOK	5,516	12/07/2023	4,472

Barclays Bank PLC	CAD	2,346	USD	1,744	10/27/2023	16,620

Barclays Bank PLC	NZD	2,803	USD	1,648	10/27/2023	(32,394)

Barclays Bank PLC	USD	728	GBP	588	11/17/2023	(11,009)

BNP Paribas SA	EUR	3,322	USD	3,567	10/12/2023	53,488

BNP Paribas SA	USD	1,349	JPY	197,986	10/19/2023	(20,324)

Goldman Sachs Bank USA	USD	595	EUR	539	10/12/2023	(24,763)

Goldman Sachs Bank USA	CAD	881	USD	646	10/27/2023	(2,790)

Goldman Sachs Bank USA	USD	1,793	AUD	2,779	11/08/2023	(4,172)

HSBC Bank USA	AUD	1,775	USD	1,149	11/08/2023	6,235

JPMorgan Chase Bank, NA	USD	3,834	GBP	3,077	11/17/2023	(79,275)

Morgan Stanley Capital Services, Inc.	EUR	2,244	USD	2,470	10/12/2023	96,768

Morgan Stanley Capital Services, Inc.	USD	7,419	EUR	6,728	10/12/2023	(303,570)

Morgan Stanley Capital Services, Inc.	USD	5,466	JPY	783,946	10/19/2023	(206,627)

Morgan Stanley Capital Services, Inc.	USD	2,383	CAD	3,227	10/27/2023	(6,227)

Morgan Stanley Capital Services, Inc.	USD	2,203	NZD	3,707	10/27/2023	19,353

Morgan Stanley Capital Services, Inc.	CHF	710	USD	781	11/16/2023	2,111

Morgan Stanley Capital Services, Inc.	USD	2,374	SEK	26,176	12/07/2023	28,295

State Street Bank & Trust Co.	EUR	309	USD	334	10/12/2023	7,808

State Street Bank & Trust Co.	JPY	30,090	USD	206	10/19/2023	4,438

State Street Bank & Trust Co.	CAD	404	USD	301	10/27/2023	3,524

State Street Bank & Trust Co.	NZD	1,157	USD	688	10/27/2023	(6,486)

2023 Annual Report	77

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

State Street Bank & Trust Co.	USD	551	NZD	922	10/27/2023	$2,421

State Street Bank & Trust Co.	AUD	304	USD	195	11/08/2023	(718)

State Street Bank & Trust Co.	USD	404	SEK	4,446	12/07/2023	3,607

						$(462,875)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	4.79%	USD	3,800	$(36,210)	$(36,423)	$213

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.79	USD	6,080	57,322	52,264	5,058

						$21,112	$15,841	$5,271

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	3,700	01/15/2028	1.230%	CPI#	Maturity	$658,142	$—	$658,142
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	264,584	—	264,584
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	262,503	—	262,503
USD	240	01/15/2030	1.714%	CPI#	Maturity	37,299	—	37,299
USD	240	01/15/2030	1.731%	CPI#	Maturity	36,936	—	36,936
USD	1,300	01/15/2031	2.782%	CPI#	Maturity	89,348	—	89,348
USD	1,180	01/15/2031	2.680%	CPI#	Maturity	92,363	—	92,363
USD	1,030	01/15/2031	2.989%	CPI#	Maturity	50,618	—	50,618

						$1,491,793	$—	$1,491,793

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	1,600	04/20/2028	1 Day SOFR	3.478%	Annual	$(73,152)	$—	$(73,152)
USD	5,900	04/30/2030	1 Day SOFR	3.075%	Annual	(460,833)	—	(460,833)
USD	1,400	04/30/2030	1 Day SOFR	3.411%	Annual	(79,701)	—	(79,701)
USD	1,010	04/30/2030	1 Day SOFR	3.500%	Annual	(51,641)	—	(51,641)
USD	2,600	07/31/2030	1 Day SOFR	3.806%	Annual	(82,248)	—	(82,248)
USD	2,100	07/31/2030	1 Day SOFR	3.897%	Annual	(51,811)	—	(51,811)
USD	1,600	07/31/2030	1 Day SOFR	4.016%	Annual	(29,385)	—	(29,385)
USD	14,000	03/31/2033	3.120%	1 Day SOFR	Annual	1,373,693	—	1,373,693

						$544,922	$—	$544,922

78	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	18	$(2,602)	$(1,647)	$(955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	60	(8,651)	(7,065)	(1,586)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(563)	(446)	(117)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(1,407)	(899)	(508)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	50	(7,173)	(4,464)	(2,709)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	123	(17,654)	(13,890)	(3,764)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	125	(17,934)	(11,472)	(6,462)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(3,376)	(2,746)	(630)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	64	(9,213)	(5,569)	(3,644)

						$(68,573)	$(48,198)	$(20,375)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Termination Date	Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI	#	Maturity	$298,866	$—	$298,866
Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI	#	Maturity	556,219	—	556,219
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI	#	Maturity	55,171	—	55,171
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI	#	Maturity	931,499	—	931,499
Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI	#	Maturity	359,642	—	359,642
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI	#	Maturity	534,121	—	534,121
JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI	#	Maturity	329,758	—	329,758
JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI	#	Maturity	609,741	—	609,741
JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI	#	Maturity	511,630	—	511,630
JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI	#	Maturity	874,398	—	874,398
JPMorgan Chase Bank, NA	USD	3,100	01/15/2030	3.493%	CPI	#	Maturity	24,208	—	24,208
Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI	#	Maturity	654,257	—	654,257

								$5,739,510	$—	$5,739,510

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2023 Annual Report	79

Schedule of Investments (continued)

INTEREST RATE SWAPS (see Note 3)
			Termination Date	Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA	*	Quarterly	$462,396	$—	$462,396

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	1,320	12/15/2023	$(8,100)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $22,848,598 or 12.7% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(c)	Defaulted.
(d)	Non-income producing security.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	IO—Interest Only.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Affiliated investments.
(j)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

DOT—Department of Transportation

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

80	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2023

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–74.0%

Long-Term Municipal Bonds–72.6%
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$180	$186,246

Colorado–0.1%
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	100,604

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	97,724
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2032	100	64,429

		162,153

Guam–2.0%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	100	85,646
3.339%, 10/01/2030	150	121,838
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	1,000	1,025,094
Territory of Guam Series 2019 5.00%, 11/15/2031	80	78,846
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	100	100,944
5.00%, 12/01/2029	105	105,588
5.00%, 12/01/2030	165	165,672
5.00%, 12/01/2032	155	155,794
Territory of Guam (Territory of Guam Business Privilege Tax) 5.00%, 11/15/2030	600	593,700
Series 2015-D 5.00%, 11/15/2023	315	314,980
5.00%, 11/15/2025	265	264,360

		3,012,462

	Principal Amount (000)	U.S. $ Value
Illinois–1.8%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	$1,465	$1,467,088
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	100	98,360
5.00%, 09/01/2033	100	95,405
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2025	1,000	1,007,378

		2,668,231

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	100	100,766
5.00%, 02/01/2030	100	102,748

		203,514

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	101,554
6.10%, 06/01/2038(a)	100	105,522

		207,076

Michigan–4.0%
City of Detroit MI Series 2018 5.00%, 04/01/2025	800	802,276
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	5,055	5,086,403

		5,888,679

Nebraska–1.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050 (Pre-refunded/ETM)	2,290	2,297,732

Nevada–0.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	290	264,929

2023 Annual Report	81

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
New Jersey–0.1%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	$125	$124,492

New York–57.2%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2023	175	175,078
5.00%, 12/15/2024	145	145,640
5.00%, 12/15/2025	145	146,372
5.00%, 12/15/2026	145	147,440
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2042(a)	245	246,054
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	300	273,982
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	750,000
City of New York NY Series 2014-A 5.00%, 08/01/2028	1,285	1,295,806
Series 2014-J 5.00%, 08/01/2027	1,085	1,093,948
Series 2018-E 5.00%, 03/01/2031	1,055	1,102,538
Series 2021 1.396%, 08/01/2027	2,970	2,575,214
County of Onondaga NY Series 2022 4.00%, 06/15/2040	1,145	1,105,070
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039	940	874,936
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2042	1,000	948,564
Metropolitan Transportation Authority Series 2017-C 5.00%, 11/15/2028	6,400	6,628,736
AGM Series 2021 4.114% (SOFR + 0.55%), 11/01/2032(b)	1,000	999,584

	Principal Amount (000)	U.S. $ Value
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	$370	$355,278
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	955	963,094
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	1,460	1,537,276
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 11/01/2026	4,000	4,018,170
Series 2015-C 5.00%, 11/01/2028	2,145	2,176,626
Series 2021 5.00%, 11/01/2024	4,415	4,469,294
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	250	240,384
7.25%, 11/15/2044(a)	100	100,486
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	1,900	1,647,332
2.625%, 09/15/2069	320	275,810
2.80%, 09/15/2069	2,250	1,937,292
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	3,000	2,139,984
New York State Dormitory Authority Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	1,000	907,864
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	693,428
5.00%, 12/01/2034(a)	400	378,308

82	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (New York and Presbyterian Hospital Obligated Group) Series 2023 5.00%, 08/01/2038	$1,000	$1,063,614
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	1,000	876,614
4.00%, 05/01/2040	1,000	867,000
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2029	1,000	1,078,390
5.00%, 07/01/2031	1,200	1,279,118
5.00%, 07/01/2032	1,040	1,104,190
New York State Dormitory Authority (St John’s University/NY) Series 2021-A 4.00%, 07/01/2032	1,105	1,109,476
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	2,035	2,041,370
Series 2014-C 5.00%, 03/15/2029	3,000	3,010,164
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	540	529,828
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035	2,000	1,619,294
Series 2021-O 4.00%, 01/01/2038	2,810	2,646,086
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	275	294,788
New York Transportation Development Corp. (American Airlines, Inc.) Series 2021 3.00%, 08/01/2031	1,000	863,520
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030	2,065	2,084,374
5.00%, 01/01/2032	1,495	1,506,260

	Principal Amount (000)	U.S. $ Value
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 4.00%, 12/01/2042	$2,000	$1,708,002
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	600	588,934
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2028	3,615	3,624,150
Series 2019 5.00%, 11/01/2031	1,455	1,510,546
Series 2021-2 4.00%, 07/15/2038	1,365	1,241,816
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	470	426,906
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	2,265	2,308,528
Series 2021-A 2.511%, 05/15/2035	1,500	1,118,260
Series 2022 5.00%, 05/15/2034	500	542,440
5.00%, 05/15/2035	1,000	1,078,738
5.00%, 05/15/2036	1,000	1,068,708
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	305	317,498
5.00%, 09/01/2032	415	431,988
5.00%, 09/01/2033	395	411,080
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	5,575	5,771,702

		84,472,970

Ohio–0.4%
Ohio Air Quality Development Authority (Pratt Paper OH LLC) Series 2017 3.75%, 01/15/2028(a)	590	578,077

2023 Annual Report	83

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Puerto Rico–2.4%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$48	$46,384
Zero Coupon, 07/01/2033	414	243,840
4.00%, 07/01/2033	103	92,234
4.00%, 07/01/2035	3	2,266
4.00%, 07/01/2046	3	2,440
5.375%, 07/01/2025	203	205,318
5.625%, 07/01/2027	508	521,498
5.75%, 07/01/2031	103	107,626
Series 2022-C 0.00%, 11/01/2043	19	9,914
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	165	160,778
5.25%, 07/01/2036	215	215,850
5.25%, 07/01/2041	205	200,074
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	725	722,893
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	230	226,962
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	170	109,650
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026(c)(d)	745	521,500
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	133	128,754

		3,517,981

South Carolina–1.3%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	2,000	1,994,087

Texas–0.1%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	98,377

Washington–0.5%
Kalispel Tribe of Indians Series 2018-B 5.00%, 01/01/2032(a)	700	714,508

	Principal Amount (000)		U.S. $ Value
Wisconsin–0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(a)		$165	$163,552
5.00%, 10/01/2026(a)		180	178,034
5.00%, 10/01/2027(a)		155	153,454
5.00%, 10/01/2028(a)		105	103,905
5.00%, 10/01/2029(a)		100	98,678

			697,623

Total Long-Term Municipal Bonds (cost $115,104,516)			107,189,741

Short-Term Municipal Notes–1.4%
New York–1.4%
Town of Oyster Bay NY Series 2023 5.00%, 03/08/2024		1,000	1,004,162
Corning City School District Series 2023-A 5.00%, 06/21/2024		1,000	1,007,497

Total Short-Term Municipal Notes (cost $2,018,681)			2,011,659

Total Municipal Obligations (cost $117,123,197)			109,201,400

		Shares

INVESTMENT COMPANIES–20.0%
Funds and Investment Trusts–20.0% (e)
iShares Core MSCI EAFE ETF		368,888	23,737,943
iShares Core MSCI Emerging Markets ETF		58,348	2,776,781
Vanguard Mid-Cap ETF		14,360	2,990,326

Total Investment Companies (cost $29,678,252)			29,505,050

	Principal Amount (000)

GOVERNMENTS—TREASURIES–2.2%
United States–2.2%
U.S. Treasury Notes 2.625%, 02/15/2029(f)(g) (cost $3,688,925)		$3,543	3,205,308

	Notional Amount

PURCHASED OPTIONS—PUTS–0.8%
Options on Equity Indices–0.8%
Euro STOXX 50 Index Expiration: Jul 2024; Contracts: 1,220; Exercise Price: EUR 3,750.00; Counterparty: UBS AG(d)	EUR	4,575,000	144,412

84	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
FTSE 100 Index Expiration: Jul 2024; Contracts: 260; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(d)	GBP	1,716,000	$31,963
Nikkei 225 Index Expiration: Sep 2024; Contracts: 16,000; Exercise Price: JPY 26,500.00; Counterparty: UBS AG(d)	JPY	424,000,000	82,714
S&P 500 Index Expiration: Jul 2024; Contracts: 9,800; Exercise Price: USD 3,850.00; Counterparty: UBS AG(d)	USD	37,730,000	957,731

Total Purchased Options—Puts (premiums paid $1,055,836)			1,216,820

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Agency CMBS–0.1%
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035 (cost $161,628)		$145	125,172

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 12.179% (SOFR + 6.86%), 08/25/2028(b) (cost $51,560)	$50	$52,922

Shares

SHORT-TERM INVESTMENTS–1.1%
Investment Companies–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.25%(e)(h)(i) (cost $1,623,840)	1,623,840	1,623,840

Total Investments—98.2% (cost $153,383,238)		144,930,512

Other assets less liabilities—1.8%		2,729,023

Net Assets—100.0%		$147,659,535

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	28	December 2023	$2,518,040	$(103,374)

Euro STOXX 50 Index Futures	29	December 2023	1,288,957	(15,790)

FTSE 100 Index Futures	3	December 2023	280,782	3,255

MSCI Emerging Markets Futures	49	December 2023	2,340,975	(37,964)

Nikkei 225 (OSE) Futures	3	December 2023	639,588	(12,480)

S&P 500 E-Mini Futures	163	December 2023	35,252,825	(1,400,754)

S&P/TSX 60 Index Futures	11	December 2023	1,905,290	(74,165)

U.S. T-Note 2 Yr (CBT) Futures	42	December 2023	8,513,859	(16,216)

U.S. T-Note 10 Yr (CBT) Futures	108	December 2023	11,670,750	(211,072)

U.S. Ultra Bond (CBT) Futures	31	December 2023	3,679,312	(270,329)

Sold Contracts

Euro STOXX 50 Index Futures	107	December 2023	4,755,807	80,849

FTSE 100 Index Futures	22	December 2023	2,059,065	9,973

Hang Seng Index Futures	2	October 2023	228,440	2,204

MSCI Singapore IX ETS Futures	6	October 2023	125,377	(2,158)

OMXS 30 Index Futures	13	October 2023	257,012	3,091

2023 Annual Report	85

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

S&P Mid 400 E-Mini Futures	5	December 2023	$1,260,200	$40,716

SPI 200 Futures	31	December 2023	3,530,856	79,120

TOPIX Index Futures	10	December 2023	1,554,804	10,996

				$(1,914,098)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	1,094	EUR	1,008	10/12/2023	$(27,724)

Bank of America, NA	JPY	186,143	USD	1,265	10/19/2023	16,026

Bank of America, NA	NZD	850	USD	503	10/27/2023	(6,494)

Bank of America, NA	AUD	1,611	USD	1,044	11/08/2023	6,962

Bank of America, NA	AUD	1,906	USD	1,218	11/08/2023	(9,295)

Bank of America, NA	CHF	3,643	USD	4,085	11/16/2023	86,584

Bank of America, NA	USD	818	CHF	730	11/16/2023	(16,450)
Barclays Bank PLC	CAD	1,820	USD	1,353	10/27/2023	12,892
Barclays Bank PLC	NZD	2,245	USD	1,320	10/27/2023	(25,949)
BNP Paribas SA	EUR	2,883	USD	3,095	10/12/2023	46,414
BNP Paribas SA	USD	739	JPY	108,464	10/19/2023	(11,134)
Goldman Sachs Bank USA	USD	658	EUR	596	10/12/2023	(27,382)
Goldman Sachs Bank USA	CAD	987	USD	724	10/27/2023	(3,125)
Goldman Sachs Bank USA	USD	1,039	AUD	1,611	11/08/2023	(2,418)
HSBC Bank USA	AUD	1,401	USD	907	11/08/2023	4,922
Morgan Stanley Capital Services LLC	EUR	3,358	USD	3,699	10/12/2023	147,707
Morgan Stanley Capital Services LLC	JPY	112,902	USD	787	10/19/2023	29,758
Morgan Stanley Capital Services LLC	USD	2,073	CAD	2,807	10/27/2023	(5,416)
Morgan Stanley Capital Services LLC	USD	1,839	NZD	3,096	10/27/2023	16,161
Morgan Stanley Capital Services LLC	CHF	584	USD	643	11/16/2023	1,736
Morgan Stanley Capital Services LLC	USD	1,229	SEK	13,551	12/07/2023	14,648
State Street Bank & Trust Co.	EUR	301	USD	327	10/12/2023	8,321
State Street Bank & Trust Co.	EUR	186	USD	196	10/12/2023	0
State Street Bank & Trust Co.	JPY	29,738	USD	204	10/19/2023	4,386
State Street Bank & Trust Co.	CAD	370	USD	276	10/27/2023	3,224
State Street Bank & Trust Co.	NZD	1,066	USD	632	10/27/2023	(6,568)
State Street Bank & Trust Co.	USD	458	NZD	768	10/27/2023	2,014
State Street Bank & Trust Co.	AUD	1,204	USD	770	11/08/2023	(4,175)
State Street Bank & Trust Co.	USD	500	AUD	777	11/08/2023	(70)
State Street Bank & Trust Co.	GBP	311	USD	388	11/17/2023	8,151
State Street Bank & Trust Co.	GBP	130	USD	158	11/17/2023	(378)
State Street Bank & Trust Co.	USD	462	GBP	373	11/17/2023	(6,026)
State Street Bank & Trust Co.	USD	257	NOK	2,770	12/07/2023	2,250

State Street Bank & Trust Co.	USD	302	SEK	3,323	12/07/2023	2,696

						$262,248

86	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	4.79%	USD	4,950	$46,668	$42,551	$4,117

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	2,900	01/15/2028	1.230%	CPI#	Maturity	$515,841	$—	$515,841
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	188,988	—	188,988
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	187,502	—	187,502
USD	180	01/15/2030	1.714%	CPI#	Maturity	27,975	—	27,975
USD	180	01/15/2030	1.731%	CPI#	Maturity	27,702	—	27,702
USD	1,000	01/15/2031	2.782%	CPI#	Maturity	68,729	—	68,729
USD	880	01/15/2031	2.680%	CPI#	Maturity	68,881	—	68,881
USD	770	01/15/2031	2.989%	CPI#	Maturity	37,841	—	37,841

						$1,123,459	$—	$1,123,459

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	5,000	04/19/2028	1 Day SOFR	3.496%	Annual	$(224,744)	$—	$(224,744)
USD	1,200	04/30/2030	1 Day SOFR	3.411%	Annual	(68,315)	—	(68,315)
USD	1,000	04/30/2030	1 Day SOFR	3.715%	Annual	(37,399)	—	(37,399)
USD	870	04/30/2030	1 Day SOFR	3.500%	Annual	(44,483)	—	(44,483)
USD	1,800	07/31/2030	1 Day SOFR	3.806%	Annual	(56,941)	—	(56,941)
USD	1,100	07/31/2030	1 Day SOFR	4.016%	Annual	(20,202)	—	(20,202)
USD	8,700	03/31/2033	3.120%	1 Day SOFR	Annual	853,652	—	853,652

						$401,568	$—	$401,568

2023 Annual Report	87

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	15	$(2,110)	$(1,336)	$(774)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	48	(6,963)	(5,687)	(1,276)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(492)	(390)	(102)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(1,196)	(764)	(432)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	98	(14,137)	(11,123)	(3,014)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	59	(8,440)	(5,256)	(3,184)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	100	(14,418)	(9,223)	(5,195)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(2,673)	(2,174)	(499)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(4,783)	(2,889)	(1,894)

						$(55,212)	$(38,842)	$(16,370)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	$239,093	$—	$239,093

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	55,171	—	55,171

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	355,768	—	355,768

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	931,499	—	931,499

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	419,583	—	419,583

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	534,121	—	534,121

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	274,798	—	274,798

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	853,637	—	853,637

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	383,722	—	383,722

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	624,570	—	624,570

JPMorgan Chase Bank, NA	USD	1,000	01/15/2030	3.493%	CPI#	Maturity	7,809	—	7,809

JPMorgan Chase Bank, NA	USD	4,420	01/15/2032	3.325%	CPI#	Maturity	45,299	—	45,299

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	235,532	—	235,532

							$4,960,602	$—	$4,960,602

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

88	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly	$344,222	$—	$344,222

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	1,100	12/15/2023	$6,014

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $6,345,930 or 4.3% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.
(c)	Defaulted.
(d)	Non-income producing security.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.9% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage–Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2023 Annual Report	89

Statement of Assets and Liabilities—September 30, 2023

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$457,512,935	$910,007,125	$448,304,974

Affiliated issuers	335,585,366	604,355,025	137,630,132

Foreign currencies, at value (a)	10,727,167	923,977	1,043,925

Cash	0	0	20,837

Cash collateral due from broker	7,134,161	12,032,181	5,310,436

Receivables:

Unaffiliated interest and dividends	205,409	353,659	2,936,567

Affiliated dividends	122,578	44,645	558,966

Investment securities sold and foreign currency transactions	512,558	376,702	9,041,037

Capital shares sold	795,831	972,312	624,573

Variation margin on futures	916,487	1,205,706	0

Terminated centrally cleared credit default swaps	590,908	1,110,581	157,727

Unrealized appreciation of forward currency exchange contracts	3,993,601	7,451,349	3,676,784

Unrealized appreciation of total return swaps	71	0	0

Other assets	245,815	534,645	653

Total assets	818,342,887	1,539,367,907	609,306,611

LIABILITIES

Due to custodian	0	8,963,486	0

Cash collateral due to broker	16,900,000	32,385,779	4,908,000

Payables:

Investment securities purchased	521,283	484,642	35,206,398

Variation margin on centrally cleared swaps	5,775,619	9,754,480	1,669,938

Capital shares redeemed	324,573	6,083,643	660,186

Management fee	388,421	726,883	278,975

Shareholder servicing fee	111,189	197,016	56,729

Variation margin on futures	0	0	53,496

Transfer Agent fee	3,983	5,409	2,580

Foreign capital gains taxes	0	0	8,180

Terminated centrally cleared credit default swaps	833,794	1,567,072	223,458

Newly entered centrally cleared credit default swaps	700,115	1,315,837	187,633

Accrued expenses	438,190	490,074	630,587

Unrealized depreciation of forward currency exchange contracts	5,079,751	9,754,387	2,689,582

Market value on credit default swaps (b)	0	0	89,770

Unrealized depreciation of total return swaps	0	305	24,976

Total liabilities	31,076,918	71,729,013	46,690,488

NET ASSETS	$787,265,969	$1,467,638,894	$562,616,123

Cost of investments

Unaffiliated issuers	$288,217,971	$485,907,615	$485,952,223

Affiliated issuers	313,183,746	559,300,891	139,524,516

NET ASSETS CONSIST OF:

Capital stock, at par	$70,357	$122,367	$66,190

Additional paid-in capital	643,524,593	1,060,038,265	751,129,559

Distributable earnings (accumulated loss)	143,671,019	407,478,262	(188,579,626)

	$787,265,969	$1,467,638,894	$562,616,123

(a) Cost: $10,883,465, $929,633 and $1,082,800, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $53,205, respectively.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$647,296,627	$1,136,154,155	$447,543,997

Shares of capital stock outstanding	57,866,647	94,781,604	52,688,764

Net asset value, offering and redemption price per share	$11.19	$11.99	$8.49

Class 2 Shares

Net Assets	$139,969,342	$331,484,739	$115,072,126

Shares of capital stock outstanding	12,490,815	27,585,567	13,501,112

Net asset value, offering and redemption price per share	$11.21	$12.02	$8.52

See Notes to Financial Statements.

2023 Annual Report	91

Statement of Assets and Liabilities—September 30, 2023 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$666,371,565	$163,680,760	$143,306,672

Affiliated issuers	0	11,321,658	1,623,840

Foreign currencies, at value (a)	613,498	927,813	398,519

Cash collateral due from broker	7,742,076	2,781,361	2,305,712

Receivables:

Unaffiliated interest and dividends	6,929,353	1,737,943	1,424,977

Affiliated dividends	40,062	72,214	8,611

Investment securities sold	50	844,231	628,123

Capital shares sold	1,198,480	6,385	51,517

Variation margin on centrally cleared swaps	317,848	75,548	0

Terminated centrally cleared credit default swaps	191,020	51,435	41,873

Unrealized appreciation of inflation swaps	19,906,190	5,739,510	4,960,602

Unrealized appreciation of interest rate swaps	1,511,424	462,396	344,222

Unrealized appreciation of forward currency exchange contracts	1,329,225	316,027	414,852

Unrealized appreciation of total return swaps	14,433	0	6,014

Total assets	706,165,224	188,017,281	155,515,534

LIABILITIES

Due to custodian	1,529,108	0	0

Cash collateral due to broker	26,930,000	6,300,000	6,000,000

Payables:

Investment securities purchased	1,981,089	812,790	605,806

Management fee	370,779	83,369	63,599

Variation margin on centrally cleared swaps	0	0	421,037

Capital shares redeemed	153,418	212,496	51,269

Variation margin on futures	221,485	26,832	100,066

Shareholder servicing fee	60,832	15,786	16,139

Transfer Agent fee	3,299	1,495	1,494

Terminated centrally cleared credit default swaps	269,537	72,577	59,085

Newly entered centrally cleared credit default swaps	226,322	60,941	49,615

Accrued expenses	406,181	296,404	280,073

Unrealized depreciation of forward currency exchange contracts	736,041	778,902	152,604

Market value on credit default swaps (b)	188,842	68,573	55,212

Unrealized depreciation of total return swaps	0	8,100	0

Total liabilities	33,076,933	8,738,265	7,855,999

NET ASSETS	$673,088,291	$179,279,016	$147,659,535

Cost of investments

Unaffiliated issuers	$657,313,693	$164,772,101	$151,759,398

Affiliated issuers	0	11,321,658	1,623,840

NET ASSETS CONSIST OF:

Capital stock, at par	$66,816	$18,000	$14,872

Additional paid-in capital	705,957,270	192,833,142	154,463,091

Accumulated loss	(32,935,795)	(13,572,126)	(6,818,428)

	$673,088,291	$179,279,016	$147,659,535

(a) Cost: $628,122, $952,057 and $409,206, respectively. (Note 1)

(b) Net premiums received of $122,486, $48,198 and $38,842, respectively.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$479,517,236	$120,464,149	$123,957,297

Shares of capital stock outstanding	47,634,388	12,102,009	12,489,244

Net asset value, offering and redemption price per share	$10.07	$9.95	$9.93

Class 2 Shares

Net Assets	$193,571,055	$58,814,867	$23,702,238

Shares of capital stock outstanding	19,181,658	5,898,019	2,382,788

Net asset value, offering and redemption price per share	$10.09	$9.97	$9.95

See Notes to Financial Statements.

2023 Annual Report	93

Statement of Operations—for the year ended September 30, 2023

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest (net of foreign taxes withheld of $0, $0 and $43,202, respectively)	$0	$134,592	$23,779,376

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $187,015, $314,177 and $0, respectively)	7,962,318	15,801,247	0

Affiliated issuers	25,561,708	51,550,142	7,619,449

Total income	33,524,026	67,485,981	31,398,825

Expenses:

Management fee (see Note 2A)	10,154,325	19,910,579	4,938,619

Shareholder servicing fee (see Note 2B)	1,865,417	3,463,323	932,397

Custody and accounting fees	200,604	242,741	344,029

Transfer Agent fee—Class 1	51,762	68,830	50,656

Transfer Agent fee—Class 2	10,885	19,137	11,331

Auditing and tax fees	129,908	116,690	137,243

Directors’ fees and expenses	59,729	118,377	40,064

Legal fees	61,279	111,514	42,007

Registration fees	40,195	41,493	37,923

Printing fees	7,775	11,057	14,044

Miscellaneous	75,006	228,841	65,445

Total expenses before interest expense	12,656,885	24,332,582	6,613,758

Interest expense	862,488	1,911,120	0

Total expenses	13,519,373	26,243,702	6,613,758

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(3,795,167)	(7,854,908)	(322,191)

Net expenses	9,724,206	18,388,794	6,291,567

Net investment income	23,799,820	49,097,187	25,107,258

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	65,246,308	222,354,717	(66,621,459)

Affiliated Underlying Portfolios	12,912,766	34,053,804	(717,618)

Forward currency exchange contracts	(16,189,014)	(35,846,043)	(9,973,736)

Futures	(71,563,045)	(155,005,772)	820,259

Swaps	(430,317)	(1,129,389)	4,523,577

Foreign currency transactions	790,842	1,130,703	(4,671,077)

Net realized gain distributions from Affiliated Underlying Portfolios	1,905,509	4,166,524	0

Net realized gain (loss) on investment and foreign currency transactions	(7,326,951)	69,724,544	(76,640,054)

Net change in unrealized appreciation (depreciation) of:

Investments (b)	(14,997,442)	(113,662,929)	70,223,929

Affiliated Underlying Portfolios	52,742,467	111,425,966	476,629

Forward currency exchange contracts	5,360,415	11,257,784	2,149,428

Futures	(24,456,460)	(59,106,142)	9,000,144

Swaps	719,544	1,451,361	(3,684,014)

Foreign currency denominated assets and liabilities	(177,519)	(82,177)	234,937

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	19,191,005	(48,716,137)	78,401,053

Net realized and unrealized gain on investment and foreign currency transactions	11,864,054	21,008,407	1,760,999

Net increase in net assets resulting from operations	$35,663,874	$70,105,594	$26,868,257

(a) Net of foreign realized capital gains taxes of $0, $0 and $16,478, respectively.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $0 and $716, respectively.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$21,235,142	$6,218,369	$4,472,666

Dividends

Unaffiliated issuers	5,311,719	731,416	969,393

Affiliated issuers	811,981	1,030,168	715,578

Total income	27,358,842	7,979,953	6,157,637

Expenses:

Management fee (see Note 2A)	6,475,911	1,785,420	1,412,058

Shareholder servicing fee (see Note 2B)	1,072,081	280,802	278,181

Custody and accounting fees	184,844	121,423	108,336

Transfer Agent fee—Class 1	36,133	14,834	18,635

Transfer Agent fee—Class 2	14,275	6,904	3,227

Auditing and tax fees	114,797	113,386	113,673

Registration fees	40,772	34,982	35,208

Legal fees	55,580	17,789	14,150

Directors’ fees and expenses	53,144	14,704	11,573

Printing fees	14,268	14,669	15,015

Miscellaneous	101,811	46,619	45,697

Total expenses	8,163,616	2,451,532	2,055,753

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(19,241)	(123,523)	(152,605)

Net expenses	8,144,375	2,328,009	1,903,148

Net investment income	19,214,467	5,651,944	4,254,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	20,243,746	503,544	446,359

Forward currency exchange contracts	(5,491,319)	(118,039)	(1,104,952)

Futures	(17,689,563)	1,455,835	(1,439,167)

Swaps	3,926,362	958,564	806,968

Foreign currency transactions	255,599	6,063	65,458

Net realized gain (loss) on investment and foreign currency transactions	1,244,825	2,805,967	(1,225,334)

Net change in unrealized appreciation (depreciation) of:

Investments	23,943,023	3,376,862	4,413,292

Forward currency exchange contracts	3,787,641	324,005	907,756

Futures	(1,331,257)	831,064	771,100

Swaps	(23,072)	686,882	324,699

Foreign currency denominated assets and liabilities	(44,719)	(25,824)	(14,318)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	26,331,616	5,192,989	6,402,529

Net realized and unrealized gain on investment and foreign currency transactions	27,576,441	7,998,956	5,177,195

Net increase in net assets resulting from operations	$46,790,908	$13,650,900	$9,431,684

See Notes to Financial Statements.

2023 Annual Report	95

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$23,799,820	$29,241,589	$49,097,187	$58,965,905

Net realized gain (loss) on investment and foreign currency transactions	(7,326,951)	(17,943,843)	69,724,544	(94,262,449)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	19,191,005	(385,966,264)	(48,716,137)	(775,632,343)

Net increase (decrease) in net assets resulting from operations	35,663,874	(374,668,518)	70,105,594	(810,928,887)

Distributions to shareholders (a)	(23,545,277)	(207,352,448)	(49,602,887)	(394,503,020)

Capital-share transactions

Net proceeds from sales of shares	68,504,506	119,384,193	114,399,690	179,133,723

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,378,842	198,473,085	34,957,267	370,050,729

Total proceeds from shares sold	86,883,348	317,857,278	149,356,957	549,184,452

Cost of shares redeemed	(662,125,835)	(302,212,406)	(1,577,331,194)	(556,152,201)

Net increase (decrease) in net assets from capital-share transactions	(575,242,487)	15,644,872	(1,427,974,237)	(6,967,749)

Net decrease in net assets	(563,123,890)	(566,376,094)	(1,407,471,530)	(1,212,399,656)

NET ASSETS:

Beginning of period	1,350,389,859	1,916,765,953	2,875,110,424	4,087,510,080

End of period	$787,265,969	$1,350,389,859	$1,467,638,894	$2,875,110,424

(a) See page 99 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$25,107,258	$29,135,635	$19,214,467	$26,617,554

Net realized gain (loss) on investment and foreign currency transactions	(76,640,054)	(81,454,587)	1,244,825	(1,973,774)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	78,401,053	(127,736,494)	26,331,616	(231,999,358)

Net increase (decrease) in net assets resulting from operations	26,868,257	(180,055,446)	46,790,908	(207,355,578)

Distributions to shareholders (a)	(28,384,143)	(165,424,767)	(27,706,973)	(116,715,476)

Capital-share transactions

Net proceeds from sales of shares	62,896,966	80,744,870	42,613,212	87,883,986

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,368,115	153,087,964	18,935,388	105,964,711

Total proceeds from shares sold	83,265,081	233,832,834	61,548,600	193,848,697

Cost of shares redeemed	(419,954,245)	(181,956,584)	(718,524,394)	(277,063,943)

Net increase (decrease) in net assets from capital-share transactions	(336,689,164)	51,876,250	(656,975,794)	(83,215,246)

Net decrease in net assets	(338,205,050)	(293,603,963)	(637,891,859)	(407,286,300)

NET ASSETS:

Beginning of period	900,821,173	1,194,425,136	1,310,980,150	1,718,266,450

End of period	$562,616,123	$900,821,173	$673,088,291	$1,310,980,150

(a) See page 99 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2023 Annual Report	97

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$5,651,944	$7,396,751	$4,254,489	$5,458,333

Net realized gain (loss) on investment and foreign currency transactions	2,805,967	838,034	(1,225,334)	10,085,893

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	5,192,989	(67,179,551)	6,402,529	(60,387,549)

Net increase (decrease) in net assets resulting from operations	13,650,900	(58,944,766)	9,431,684	(44,843,323)

Distributions to shareholders (a)	(7,610,182)	(38,805,221)	(5,756,445)	(23,991,831)

Capital-share transactions

Net proceeds from sales of shares	10,338,034	25,287,046	8,311,142	15,718,881

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,975,099	35,406,411	4,062,413	22,169,742

Total proceeds from shares sold	15,313,133	60,693,457	12,373,555	37,888,623

Cost of shares redeemed	(209,155,039)	(97,298,985)	(141,201,268)	(74,561,335)

Net decrease in net assets from capital-share transactions	(193,841,906)	(36,605,528)	(128,827,713)	(36,672,712)

Net decrease in net assets	(187,801,188)	(134,355,515)	(125,152,474)	(105,507,866)

NET ASSETS:

Beginning of period	367,080,204	501,435,719	272,812,009	378,319,875

End of period	$179,279,016	$367,080,204	$147,659,535	$272,812,009

(a) See page 99 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(19,040,150)	$(172,626,965)	$(37,815,896)	$(302,970,210)

Class 2	(4,505,127)	(34,725,483)	(11,786,991)	(91,532,810)

	$(23,545,277)	$(207,352,448)	$(49,602,887)	$(394,503,020)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(23,297,142)	$(138,511,977)	$(19,521,368)	$(80,780,738)

Class 2	(5,087,001)	(26,912,790)	(8,185,605)	(35,934,738)

	$(28,384,143)	$(165,424,767)	$(27,706,973)	$(116,715,476)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(4,868,088)	$(24,700,468)	$(4,866,223)	$(19,695,922)

Class 2	(2,742,094)	(14,104,753)	(890,222)	(4,295,909)

	$(7,610,182)	$(38,805,221)	$(5,756,445)	$(23,991,831)

See Notes to Financial Statements.

2023 Annual Report	99

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.30	$16.01	$12.81	$13.05	$13.69

Income from investment operations:

Investment income, net (a)(b)	0.24	0.23	0.07	0.13	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)	(3.17)	3.25	(0.19)	(0.37)

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	0.09	(2.94)	3.32	(0.06)	(0.23)

Less dividends and distributions:

Dividends from net investment income	(0.20)	(0.34)	(0.12)	(0.15)	(0.13)

Distributions from net realized gain on investment transactions	0	(1.43)	0	(0.03)	(0.28)

Total dividends and distributions	(0.20)	(1.77)	(0.12)	(0.18)	(0.41)

Net asset value, end of period	$11.19	$11.30	$16.01	$12.81	$13.05

Total return (d)(e)	0.74%	(21.17)%	26.16%	(0.45)%	(1.46)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$647,297	$1,121,710	$1,596,442	$1,465,081	$1,653,447

Average net assets (000 omitted)	$932,709	$1,430,298	$1,606,920	$1,539,035	$1,663,944

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.90%	0.83%	0.80%	0.81%	0.80%

Expenses, before waivers/reimbursements (f)(g)	1.23%	1.16%	1.15%	1.15%	1.14%

Net investment income (b)	2.08%	1.67%	0.47%	1.02%	1.11%

Portfolio turnover rate	19%	24%	21%	22%	21%

See Footnote Summary on page 112.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.32	$16.05	$12.84	$13.07	$13.72

Income from investment operations:

Investment income, net (a)(b)	0.26	0.25	0.10	0.15	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	(3.18)	3.26	(0.17)	(0.39)

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	0.12	(2.93)	3.36	(0.02)	(0.21)

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.37)	(0.15)	(0.18)	(0.16)

Distributions from net realized gain on investment transactions	0	(1.43)	0	(0.03)	(0.28)

Total dividends and distributions	(0.23)	(1.80)	(0.15)	(0.21)	(0.44)

Net asset value, end of period	$11.21	$11.32	$16.05	$12.84	$13.07

Total return (d)(e)	0.97%	(21.02)%	26.34%	(0.25)%	(1.23)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$139,969	$228,680	$320,324	$309,925	$330,953

Average net assets (000 omitted)	$195,550	$291,541	$323,834	$319,363	$367,721

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.70%	0.63%	0.59%	0.61%	0.60%

Expenses, before waivers/reimbursements (f)(g)	1.03%	0.96%	0.95%	0.95%	0.94%

Net investment income (b)	2.26%	1.81%	0.69%	1.17%	1.37%

Portfolio turnover rate	19%	24%	21%	22%	21%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.15	$16.98	$13.65	$13.78		$14.29

Income from investment operations:

Investment income, net (a)(b)	0.27	0.23	0.08	0.13		0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	(3.41)	3.39	(0.08)		(0.37)

Total from investment operations	0.07	(3.18)	3.47	0.05		(0.22)

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.23)	(0.14)	(0.18)		(0.12)

Distributions from net realized gain on investment transactions	0	(1.42)	0	(0.00	)(c)	(0.17)

Total dividends and distributions	(0.23)	(1.65)	(0.14)	(0.18)		(0.29)

Net asset value, end of period	$11.99	$12.15	$16.98	$13.65		$13.78

Total return (d)(e)	0.48%	(21.15)%	25.54%	0.29%		(1.28)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,136,154	$2,232,773	$3,144,804	$2,712,320		$3,143,494

Average net assets (000 omitted)	$1,731,661	$2,880,460	$3,057,954	$2,913,890		$3,181,790

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.87%	0.81%	0.77%	0.80%		0.80%

Expenses, before waivers/reimbursements (f)(g)	1.23%	1.14%	1.12%	1.13%		1.13%

Net investment income (b)	2.18%	1.53%	0.49%	0.99%		1.09%

Portfolio turnover rate	17%	25%	20%	22%		20%

See Footnote Summary on page 112.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.19	$17.03	$13.69	$13.82		$14.33

Income from investment operations:

Investment income, net (a)(b)	0.30	0.26	0.11	0.16		0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	(3.42)	3.40	(0.08)		(0.36)

Total from investment operations	0.09	(3.16)	3.51	0.08		(0.19)

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.26)	(0.17)	(0.21)		(0.15)

Distributions from net realized gain on investment transactions	0	(1.42)	0	(0.00	)(c)	(0.17)

Total dividends and distributions	(0.26)	(1.68)	(0.17)	(0.21)		(0.32)

Net asset value, end of period	$12.02	$12.19	$17.03	$13.69		$13.82

Total return (d)(e)	0.65%	(20.98)%	25.78%	0.56%		(1.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$331,485	$642,337	$942,706	$847,108		$1,041,177

Average net assets (000 omitted)	$480,625	$854,251	$937,234	$935,278		$1,048,726

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.68%	0.61%	0.57%	0.60%		0.60%

Expenses, before waivers/reimbursements (f)(g)	1.03%	0.94%	0.92%	0.93%		0.93%

Net investment income (b)	2.37%	1.73%	0.71%	1.21%		1.28%

Portfolio turnover rate	17%	25%	20%	22%		20%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	103

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.62	$11.92	$10.96	$10.94	$10.96

Income from investment operations:

Investment income, net (a)(b)	0.29	0.27	0.21	0.16	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	(1.90)	1.05	0.22	0.17

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	0.15	(1.63)	1.26	0.38	0.38

Less dividends and distributions:

Dividends from net investment income	(0.28)	(0.40)	(0.25)	(0.32)	(0.26)

Distributions from net realized gain on investment transactions	0	(1.27)	(0.05)	(0.04)	(0.14)

Total dividends and distributions	(0.28)	(1.67)	(0.30)	(0.36)	(0.40)

Net asset value, end of period	$8.49	$8.62	$11.92	$10.96	$10.94

Total return (d)	1.67%	(16.10)%	11.61%	3.56%	3.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$447,544	$750,137	$999,357	$991,266	$1,024,761

Average net assets (000 omitted)	$621,598	$908,265	$1,021,208	$991,542	$1,014,279

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.86%	0.81%	0.83%	0.84%	0.83%

Expenses, before waivers/reimbursements (f)	0.90%	0.85%	0.87%	0.87%	0.86%

Net investment income (b)	3.27%	2.65%	1.78%	1.51%	1.95%

Portfolio turnover rate	159%	115%	98%	74%	67%

See Footnote Summary on page 112.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.65	$11.96	$11.00	$10.97	$10.98

Income from investment operations:

Investment income, net (a)(b)	0.30	0.28	0.23	0.18	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	(1.90)	1.04	0.23	0.18

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	0.17	(1.62)	1.27	0.41	0.40

Less dividends and distributions:

Dividends from net investment income	(0.30)	(0.42)	(0.26)	(0.34)	(0.27)

Distributions from net realized gain on investment transactions	0	(1.27)	(0.05)	(0.04)	(0.14)

Total dividends and distributions	(0.30)	(1.69)	(0.31)	(0.38)	(0.41)

Net asset value, end of period	$8.52	$8.65	$11.96	$11.00	$10.97

Total return (d)	1.86%	(15.98)% (h)	11.64%	3.76%	3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$115,072	$150,684	$195,068	$203,349	$218,022

Average net assets (000 omitted)	$138,190	$181,909	$202,314	$209,927	$226,099

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.71%	0.66%	0.68%	0.69%	0.68%

Expenses, before waivers/reimbursements (f)	0.75%	0.70%	0.72%	0.72%	0.71%

Net investment income (b)	3.44%	2.80%	1.93%	1.66%	2.10%

Portfolio turnover rate	159%	115%	98%	74%	67%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.04	$12.36	$11.27	$11.12	$11.25

Income from investment operations:

Investment income, net (a)(b)	0.19	0.18	0.17	0.19	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(1.66)	1.19	0.12	(0.03)

Total from investment operations	0.26	(1.48)	1.36	0.31	0.18

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.19)	(0.27)	(0.16)	(0.20)

Distributions from net realized gain on investment transactions	0	(0.65)	0	0	(0.11)

Total dividends and distributions	(0.23)	(0.84)	(0.27)	(0.16)	(0.31)

Net asset value, end of period	$10.07	$10.04	$12.36	$11.27	$11.12

Total return (d)	2.59%	(12.95)%	12.11%	2.93%	1.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$479,517	$932,107	$1,194,517	$1,140,951	$1,240,530

Average net assets (000 omitted)	$714,721	$1,111,920	$1,196,104	$1,191,962	$1,254,989

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.86%	0.83%	0.84%	0.84%	0.83%

Expenses, before waivers/reimbursements (f)	0.86%	0.83%	0.84%	0.84%	0.84%

Net investment income (b)	1.88%	1.63%	1.44%	1.74%	1.89%

Portfolio turnover rate	7%	12%	19%	8%	12%

See Footnote Summary on page 112.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.07	$12.39	$11.30	$11.14	$11.27

Income from investment operations:

Investment income, net (a)(b)	0.21	0.20	0.19	0.21	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(1.66)	1.19	0.13	(0.02)

Total from investment operations	0.27	(1.46)	1.38	0.34	0.20

Less dividends and distributions:

Dividends from net investment income	(0.25)	(0.21)	(0.29)	(0.18)	(0.22)

Distributions from net realized gain on investment transactions	0	(0.65)	0	0	(0.11)

Total dividends and distributions	(0.25)	(0.86)	(0.29)	(0.18)	(0.33)

Net asset value, end of period	$10.09	$10.07	$12.39	$11.30	$11.14

Total return (d)	2.67%	(12.78)%	12.35%	3.04%	1.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$193,571	$378,873	$523,749	$521,628	$601,605

Average net assets (000 omitted)	$281,573	$478,848	$534,158	$559,800	$611,585

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.71%	0.68%	0.69%	0.69%	0.68%

Expenses, before waivers/reimbursements (f)	0.71%	0.68%	0.69%	0.69%	0.69%

Net investment income (b)	2.04%	1.78%	1.59%	1.89%	2.03%

Portfolio turnover rate	7%	12%	19%	8%	12%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.89	$12.29	$11.26	$11.14	$11.29

Income from investment operations:

Investment income, net (a)(b)	0.20	0.17	0.16	0.18	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	(1.61)	1.13	0.10	(0.03)

Total from investment operations	0.28	(1.44)	1.29	0.28	0.16

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.18)	(0.26)	(0.16)	(0.18)

Distributions from net realized gain on investment transactions	0	(0.78)	0	0	(0.13)

Total dividends and distributions	(0.22)	(0.96)	(0.26)	(0.16)	(0.31)

Net asset value, end of period	$9.95	$9.89	$12.29	$11.26	$11.14

Total return (d)	2.77%	(12.84)%	11.57%	2.48%	1.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$120,464	$240,668	$321,782	$315,270	$356,936

Average net assets (000 omitted)	$187,202	$293,443	$323,453	$339,567	$355,345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	0.87%	0.88%	0.88%	0.86%

Expenses, before waivers/reimbursements (f)	0.94%	0.87%	0.88%	0.88%	0.87%

Net investment income (b)	2.01%	1.56%	1.31%	1.60%	1.75%

Portfolio turnover rate	10%	18%	23%	13%	14%

See Footnote Summary on page 112.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.92	$12.32	$11.29	$11.16	$11.31

Income from investment operations:

Investment income, net (a)(b)	0.22	0.19	0.18	0.19	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(1.61)	1.13	0.11	(0.04)

Total from investment operations	0.29	(1.42)	1.31	0.30	0.17

Less dividends and distributions:

Dividends from net investment income	(0.24)	(0.20)	(0.28)	(0.17)	(0.19)

Distributions from net realized gain on investment transactions	0	(0.78)	0	0	(0.13)

Total dividends and distributions	(0.24)	(0.98)	(0.28)	(0.17)	(0.32)

Net asset value, end of period	$9.97	$9.92	$12.32	$11.29	$11.16

Total return (d)	2.96%	(12.66)% (h)	11.72%	2.68%	1.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$58,815	$126,412	$179,654	$196,312	$209,891

Average net assets (000 omitted)	$87,479	$164,116	$192,674	$203,874	$217,264

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	0.72%	0.73%	0.73%	0.71%

Expenses, before waivers/reimbursements (f)	0.79%	0.72%	0.73%	0.73%	0.72%

Net investment income (b)	2.16%	1.71%	1.46%	1.75%	1.90%

Portfolio turnover rate	10%	18%	23%	13%	14%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.91	$12.17	$11.02	$11.04	$11.19

Income from investment operations:

Investment income, net (a)(b)	0.20	0.18	0.15	0.18	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05	(1.66)	1.25	(0.03)	(0.03)

Total from investment operations	0.25	(1.48)	1.40	0.15	0.17

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.17)	(0.25)	(0.17)	(0.19)

Distributions from net realized gain on investment transactions	0	(0.61)	0	0	(0.13)

Total dividends and distributions	(0.23)	(0.78)	(0.25)	(0.17)	(0.32)

Net asset value, end of period	$9.93	$9.91	$12.17	$11.02	$11.04

Total return (d)	2.46%	(13.16)%	12.82%	1.35%	1.67%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$123,958	$230,496	$312,157	$303,111	$335,908

Average net assets (000 omitted)	$185,454	$282,579	$313,333	$317,504	$343,928

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	0.89%	0.90%	0.90%	0.88%

Expenses, before waivers/reimbursements (f)	0.97%	0.89%	0.90%	0.91%	0.89%

Net investment income (b)	1.94%	1.57%	1.30%	1.65%	1.84%

Portfolio turnover rate	14%	14%	19%	11%	19%

See Footnote Summary on page 112.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$9.93	$12.20	$11.05	$11.06	$11.21

Income from investment operations:

Investment income, net (a)(b)	0.21	0.19	0.17	0.20	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(1.66)	1.25	(0.02)	(0.04)

Total from investment operations	0.27	(1.47)	1.42	0.18	0.18

Less dividends and distributions:

Dividends from net investment income	(0.25)	(0.19)	(0.27)	(0.19)	(0.20)

Distributions from net realized gain on investment transactions	0	(0.61)	0	0	(0.13)

Total dividends and distributions	(0.25)	(0.80)	(0.27)	(0.19)	(0.33)

Net asset value, end of period	$9.95	$9.93	$12.20	$11.05	$11.06

Total return (d)	2.65%	(13.08)%	12.96%	1.60%	1.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$23,702	$42,316	$66,163	$71,348	$84,996

Average net assets (000 omitted)	$31,786	$59,773	$71,584	$78,103	$81,875

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	0.74%	0.75%	0.75%	0.73%

Expenses, before waivers/reimbursements (f)	0.82%	0.74%	0.75%	0.76%	0.74%

Net investment income (b)	2.09%	1.72%	1.44%	1.80%	1.99%

Portfolio turnover rate	14%	14%	19%	11%	19%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2023 Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Overlay A Portfolio	.35%	.34%	.36%	.35%	.34%
Tax-Aware Overlay A Portfolio	.36%	.33%	.36%	.34%	.34%
Overlay B Portfolio	.05%	.05%	.04%	.03%	.05%
Tax-Aware Overlay B Portfolio	.02%	.03%	.03%	.02%	.05%
Tax-Aware Overlay C Portfolio	.02%	.03%	.03%	.03%	.03%
Tax-Aware Overlay N Portfolio	.03%	.03%	.03%	.03%	.03%

Waiver:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/2022		YEAR ENDED 9/30/2021		YEAR ENDED 9/30/2020		YEAR ENDED 9/30/2019
Overlay A Portfolio	.34%		.33%		.35%		.34%		.33%
Tax-Aware Overlay A Portfolio	.36%		.32%		.35%		.34%		.33%
Overlay B Portfolio	.04%		.04%		.04%		.03%		.03%
Tax-Aware Overlay B Portfolio	.00%	(i)	.00%	(i)	.00%	(i)	.00%	(i)	.02%
Tax-Aware Overlay C Portfolio	.01%		.00%	(i)	.00%	(i)	.00%	(i)	.01%
Tax-Aware Overlay N Portfolio	.01%		.00%	(i)	.00%	(i)	.00%	(i)	.01%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.82%	.80%	.79%	.80%	.80%
Expenses, before waivers/reimbursements	1.16%	1.13%	1.14%	1.14%	1.14%
Class 2
Expenses, net of waivers/reimbursements	.62%	.60%	.58%	.60%	.60%
Expenses, before waivers/reimbursements	.96%	.93%	.94%	.94%	.94%

Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.79%	.79%	.77%	.79%	.80%
Expenses, before waivers/reimbursements	1.14%	1.12%	1.11%	1.13%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.59%	.59%	.56%	.59%	.60%
Expenses, before waivers/reimbursements	.94%	.92%	.91%	.92%	.93%

(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(i)	Amount is less than .005%.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes may bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

2023 Annual Report	113

Notes to Financial Statements (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

114	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2023 Annual Report	115

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2023:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$440,937,421	$0	$0	$440,937,421

Investment Companies	321,195,421	0	0	321,195,421

Purchased Options—Puts	0	16,575,514	0	16,575,514

Short-Term Investments	14,389,945	0	0	14,389,945

Total Investments in Securities	776,522,787	16,575,514	0	793,098,301

Other Financial Instruments (b):

Assets:

Futures	1,368,057	0	0	1,368,057	(c)

Forward Currency Exchange Contracts	0	3,993,601	0	3,993,601

Centrally Cleared Credit Default Swaps	0	658,542	0	658,542	(c)

Total Return Swaps	0	71	0	71

Liabilities:

Futures	(12,235,424)	0	0	(12,235,424	)(c)

Forward Currency Exchange Contracts	0	(5,079,751)	0	(5,079,751)

Total	$765,655,420	$16,147,977	$0	$781,803,397

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Common Stocks (a)	$878,226,358	$0	$0	$878,226,358

Investment Companies	604,355,025	0	0	604,355,025

Purchased Options—Puts	0	31,780,767	0	31,780,767

Total Investments in Securities	1,482,581,383	31,780,767	0	1,514,362,150

Other Financial Instruments (b):

Assets:

Futures	2,942,630	0	0	2,942,630	(c)

Forward Currency Exchange Contracts	0	7,451,349	0	7,451,349

Centrally Cleared Credit Default Swaps	0	1,237,701	0	1,237,701	(c)

Liabilities:

Futures	(23,189,867)	0	0	(23,189,867	)(c)

Forward Currency Exchange Contracts	0	(9,754,387)	0	(9,754,387)

Total Return Swaps	0	(305)	0	(305)

Total	$1,462,334,146	$30,715,125	$0	$1,493,049,271

116	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$114,520,068	$0	$114,520,068

Corporates—Investment Grade	0	85,556,161	0	85,556,161

Inflation-Linked Securities	0	85,067,923	0	85,067,923

Mortgage Pass-Throughs	0	48,563,057	0	48,563,057

Asset-Backed Securities	0	26,125,015	0	26,125,015

Collateralized Mortgage Obligations	0	23,919,220	0	23,919,220

Investment Companies	21,231,039	0	0	21,231,039

Collateralized Loan Obligations	0	10,493,411	0	10,493,411

Commercial Mortgage-Backed Securities	0	8,959,626	1,428,482	10,388,108

Covered Bonds	0	7,744,817	0	7,744,817

Corporates—Non-Investment Grade	0	6,169,512	0	6,169,512

Purchased Options—Puts	0	4,261,848	0	4,261,848

Governments—Sovereign Bonds	0	3,763,634	0	3,763,634

Governments—Sovereign Agencies	0	3,660,412	0	3,660,412

Supranationals	0	2,677,620	0	2,677,620

Local Governments—US Municipal Bonds	0	2,013,165	0	2,013,165

Quasi-Sovereigns	0	1,599,848	0	1,599,848

Emerging Markets—Corporate Bonds	0	1,519,697	0	1,519,697

Agencies	0	1,418,381	0	1,418,381

Local Governments—Regional Bonds	0	1,386,145	0	1,386,145

Local Governments—Provincial Bonds	0	1,146,819	0	1,146,819

Emerging Markets—Sovereigns	0	267,858	0	267,858

Short-Term Investments:

Investment Companies	116,399,093	0	0	116,399,093

U.S. Treasury Bills	0	6,042,255	0	6,042,255

Total Investments in Securities	137,630,132	446,876,492	1,428,482	585,935,106

Other Financial Instruments (b):

Assets:

Futures	477,992	0	0	477,992	(c)

Forward Currency Exchange Contracts	0	3,676,784	0	3,676,784

Centrally Cleared Credit Default Swaps	0	272,043	0	272,043	(c)

Centrally Cleared Inflation (CPI) Swaps	0	4,931,904	0	4,931,904	(c)

Centrally Cleared Interest Rate Swaps	0	9,413,267	0	9,413,267	(c)

Liabilities:

Futures	(8,745,447)	0	0	(8,745,447	)(c)

Forward Currency Exchange Contracts	0	(2,689,582)	0	(2,689,582)

Centrally Cleared Credit Default Swaps	0	(424,255)	0	(424,255	)(c)

Centrally Cleared Interest Rate Swaps	0	(3,096,365)	0	(3,096,365	)(c)

Credit Default Swaps	0	(89,770)	0	(89,770)

Total Return Swaps	0	(24,976)	0	(24,976)

Total	$129,362,677	$458,845,542	$1,428,482	$589,636,701

2023 Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$444,495,428	$0	$444,495,428

Short-Term Municipal Notes	0	2,529,586	0	2,529,586

Investment Companies	179,107,855	0	0	179,107,855

Commercial Mortgage-Backed Securities	0	15,097,241	0	15,097,241

Governments—Treasuries	0	8,741,923	0	8,741,923

Corporates—Investment Grade	0	5,635,237	0	5,635,237

Purchased Options—Puts	0	5,215,792	0	5,215,792

Asset-Backed Securities	0	2,843,808	0	2,843,808

Corporates—Non-Investment Grade	0	2,111,655	0	2,111,655

Collateralized Mortgage Obligations	0	593,040	0	593,040

Total Investments in Securities	179,107,855	487,263,710	0	666,371,565

Other Financial Instruments (b):

Assets:

Futures	612,573	0	0	612,573	(c)

Forward Currency Exchange Contracts	0	1,329,225	0	1,329,225

Centrally Cleared Credit Default Swaps	0	212,883	0	212,883	(c)

Centrally Cleared Inflation (CPI) Swaps	0	4,425,060	0	4,425,060	(c)

Centrally Cleared Interest Rate Swaps	0	5,435,897	0	5,435,897	(c)

Inflation (CPI) Swaps	0	19,906,190	0	19,906,190

Interest Rate Swaps	0	1,511,424	0	1,511,424

Total Return Swaps	0	14,433	0	14,433

Liabilities:

Futures	(6,481,560)	0	0	(6,481,560	)(c)

Forward Currency Exchange Contracts	0	(736,041)	0	(736,041)

Centrally Cleared Credit Default Swaps	0	(134,354)	0	(134,354	)(c)

Centrally Cleared Interest Rate Swaps	0	(4,113,221)	0	(4,113,221	)(c)

Credit Default Swaps	0	(188,842)	0	(188,842)

Total	$173,238,868	$514,926,364	$0	$688,165,232

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Long-Term Municipal Bonds	$0	$121,321,402	$0	$121,321,402

Short-Term Municipal Notes	0	1,011,834	0	1,011,834

Investment Companies	30,335,618	0	0	30,335,618

Commercial Mortgage-Backed Securities	0	6,938,392	0	6,938,392

Governments—Treasuries	0	2,614,453	0	2,614,453

Purchased Options—Puts	0	1,407,511	0	1,407,511

Collateralized Mortgage Obligations	0	51,550	0	51,550

Short-Term Investments	11,321,658	0	0	11,321,658

Total Investments in Securities	41,657,276	133,345,142	0	175,002,418

118	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$225,162	$0	$0	$225,162	(c)

Forward Currency Exchange Contracts	0	316,027	0	316,027

Centrally Cleared Credit Default Swaps	0	57,322	0	57,322	(c)

Centrally Cleared Inflation (CPI) Swaps	0	1,491,793	0	1,491,793	(c)

Centrally Cleared Interest Rate Swaps	0	1,373,693	0	1,373,693	(c)

Inflation (CPI) Swaps	0	5,739,510	0	5,739,510

Interest Rate Swaps	0	462,396	0	462,396

Liabilities:

Futures	(1,885,466)	0	0	(1,885,466	)(c)

Forward Currency Exchange Contracts	0	(778,902)	0	(778,902)

Centrally Cleared Credit Default Swaps	0	(36,210)	0	(36,210	)(c)

Centrally Cleared Interest Rate Swaps	0	(828,771)	0	(828,771	)(c)

Credit Default Swaps	0	(68,573)	0	(68,573)

Total Return Swaps	0	(8,100)	0	(8,100)

Total	$39,996,972	$141,065,327	$0	$181,062,299

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Long-Term Municipal Bonds	$0	$107,189,741	$0	$107,189,741

Short-Term Municipal Notes	0	2,011,659	0	2,011,659

Investment Companies	29,505,050	0	0	29,505,050

Governments—Treasuries	0	3,205,308	0	3,205,308

Purchased Options—Puts	0	1,216,820	0	1,216,820

Commercial Mortgage-Backed Securities	0	125,172	0	125,172

Collateralized Mortgage Obligations	0	52,922	0	52,922

Short-Term Investments	1,623,840	0	0	1,623,840

Total Investments in Securities	31,128,890	113,801,622	0	144,930,512

Other Financial Instruments (b):

Assets:

Futures	230,204	0	0	230,204	(c)

Forward Currency Exchange Contracts	0	414,852	0	414,852

Centrally Cleared Credit Default Swaps	0	46,668	0	46,668	(c)

Centrally Cleared Inflation (CPI) Swaps	0	1,123,459	0	1,123,459	(c)

Centrally Cleared Interest Rate Swaps	0	853,652	0	853,652	(c)

Inflation (CPI) Swaps	0	4,960,602	0	4,960,602

Interest Rate Swaps	0	344,222	0	344,222

Total Return Swaps	0	6,014	0	6,014

Liabilities:

Futures	(2,144,302)	0	0	(2,144,302	)(c)

Forward Currency Exchange Contracts	0	(152,604)	0	(152,604)

Centrally Cleared Interest Rate Swaps	0	(452,084)	0	(452,084	)(c)

Credit Default Swaps	0	(55,212)	0	(55,212)

Total	$29,214,792	$120,891,191	$0	$150,105,983

(a)	See Schedule of Investments for sector classifications.

2023 Annual Report	119

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2022. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2023, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

120	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares which are reflected as adjustments to the components of net assets as of September 30, 2023, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Overlay A	$0	$0

Tax-Aware Overlay A	0	0

Overlay B	0	0

Tax-Aware Overlay B	1,237,466	(1,237,466)

Tax-Aware Overlay C	0	0

Tax-Aware Overlay N	0	0

2023 Annual Report	121

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay A paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2024, and then may be extended by the Adviser for additional one year terms. For the year ended September 30, 2023, such waivers amounted to:

AMOUNT

Tax-Aware Overlay C	$99,317

Tax-Aware Overlay N	136,215

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

122	Sanford C. Bernstein Fund, Inc.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2023, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT

Overlay A	$85,211

Tax-Aware Overlay A	104,137

Overlay B	116,438

Tax-Aware Overlay B	19,241

Tax-Aware Overlay C	24,206

Tax-Aware Overlay N	16,390

AMRR	AMOUNT

Overlay A	$617,892

Tax-Aware Overlay A	1,236,897

Overlay B	205,753

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2024, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2023, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC.- EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z

Overlay A	$319,719	$1,924,759	$651,704	$195,882

Tax-Aware Overlay A	$650,528	$4,030,314	$1,419,140	$413,892

2023 Annual Report	123

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2023 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$177,760	$721,648	$885,018	$0	$0	$14,390	$3,610	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	90,173	7,720	35,868	(2,416)	1,768	61,377	7,720	0

Bernstein Fund, Inc.: International Small Cap Portfolio	66,676	809	43,721	4,095	9,570	37,429	809	0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	280,892	12,646	151,238	9,849	36,850	188,999	12,646	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	24,016	2,038	11,132	837	353	16,112	133	1,906

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	36,869	644	24,984	548	4,201	17,278	644	0

Total				$12,913	$52,742	$335,585	$25,562	$1,906

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$314,374	$1,386,837	$1,701,211	$0	$0	$0	$4,541	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	186,480	15,965	93,682	(7,070)	6,157	107,850	15,965	0

Bernstein Fund, Inc.: International Small Cap Portfolio	151,315	1,835	110,910	9,814	21,573	73,627	1,837	0

Bernstein Fund, Inc.— International Strategic Equities Portfolio	612,418	27,572	385,761	28,493	74,082	356,804	27,572	0

124	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Bernstein Fund, Inc.—Small Cap Core Portfolio	$52,513	$4,458	$27,565	$2,202	$284	$31,892	$292	$4,167

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	76,851	1,343	53,957	615	9,330	34,182	1,343	0

Total				$34,054	$111,426	$604,355	$51,550	$4,167

SANFORD C. BERNSTEIN FUND, INC. - OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$99,713	$606,117	$589,431	$0	$0	$116,399	$5,097	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	29,457	2,522	10,507	(718)	477	21,231	2,522	0

Total				$(718)	$477	$137,630	$7,619	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$7,141	$595,892	$603,033	$0	$812

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$17,560	$200,378	$206,616	$11,322	$1,030

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/23 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$10,452	$146,029	$154,857	$1,624	$716

2023 Annual Report	125

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2023, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$193,290,609	$0	$745,732,727	$0

Tax-Aware Overlay A	347,439,263	0	1,725,452,341	0

Overlay B	295,867,465	745,907,164	442,630,841	945,184,661

Tax-Aware Overlay B	69,971,025	0	739,368,381	185,704

Tax-Aware Overlay C	24,196,347	0	189,918,989	0

Tax-Aware Overlay N	26,909,591	0	143,929,767	0

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$606,314,962	$223,961,146	$(60,753,635)	$163,207,511

Tax-Aware Overlay A	1,046,074,872	503,982,968	(35,505,719)	468,477,249

Overlay B	625,755,898	10,483,565	(45,137,177)	(34,653,612)

Tax-Aware Overlay B	657,311,212	78,926,288	(42,557,775)	36,368,513

Tax-Aware Overlay C	176,093,760	19,097,405	(12,050,101)	7,047,304

Tax-Aware Overlay N	153,382,640	8,451,208	(10,026,161)	(1,574,953)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

126	Sanford C. Bernstein Fund, Inc.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2023, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2023, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into

2023 Annual Report	127

Notes to Financial Statements (continued)

the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2023, the Portfolios held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

128	Sanford C. Bernstein Fund, Inc.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2023, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2023, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference

2023 Annual Report	129

Notes to Financial Statements (continued)

obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2023, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2023, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2023, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Payable for variation margin on futures	$9,877,479	*

Equity contracts	Receivable for variation margin on futures	$1,368,057	*	Payable for variation margin on futures	2,357,945	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	58,105	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,993,601		Unrealized depreciation on forward currency exchange contracts	5,079,751

Equity contracts	Investments in securities, at value	16,575,514

130	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Unrealized appreciation on total return swaps	$71

Total		$21,995,348		$17,315,175

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(40,752,802)	$12,133,226

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(30,810,243)	(36,589,686)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(16,189,014)	5,360,415

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(39,555,031)	(16,235,462)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(98,442)	58,105

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(331,875)	661,439

Total		$(127,737,407)	$(34,611,963)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Payable for variation margin on futures	$19,719,033	*

Equity contracts	Receivable for variation margin on futures	$2,942,630	*	Payable for variation margin on futures	3,470,834	*

2023 Annual Report	131

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Receivable for variation margin on centrally cleared swaps	$109,205	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,451,349		Unrealized depreciation on forward currency exchange contracts	$9,754,387

Equity contracts	Investments in securities, at value	31,780,767

Equity contracts				Unrealized depreciation on total return swaps	305

Total		$42,283,951			$32,944,559

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(88,401,281)	$28,099,470

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(66,604,491)	(87,205,612)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(35,846,043)	11,257,784

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(79,025,877)	(35,626,950)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(144,757)	109,205

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(984,632)	1,342,156

Total		$(271,007,081)	$(82,023,947)

132	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$237,697	*	Payable for variation margin on futures	$2,425,964	*

Equity contracts	Receivable for variation margin on futures	240,295	*	Payable for variation margin on futures	6,319,483	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	38,815	*	Payable for variation margin on centrally cleared swaps	10,168	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	9,210,092	*	Payable for variation margin on centrally cleared swaps	3,096,455	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,676,784		Unrealized depreciation on forward currency exchange contracts	2,689,582

Equity contracts	Investments in securities, at value	4,261,848

Credit contracts				Market value on credit default swaps	89,770

Equity contracts				Unrealized depreciation on total return swaps	24,976

Total		$17,665,531			$14,656,398

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(8,892,741)	$(970,353)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	9,713,000	9,970,497

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(9,973,736)	2,149,428

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(9,931,947)	(3,904,853)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	6,356,030	(4,036,100)

2023 Annual Report	133

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(1,979,760)	$(280,944)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	147,307	633,030

Total		$(14,561,847)	$3,560,705

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Payable for variation margin on futures	$2,247,018	*

Equity contracts	Receivable for variation margin on futures	$612,573	*	Payable for variation margin on futures	4,234,542	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	19,577	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	9,860,957	*	Payable for variation margin on centrally cleared swaps	4,113,221	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,329,225		Unrealized depreciation on forward currency exchange contracts	736,041

Equity contracts	Investments in securities, at value	5,215,792

Interest rate contracts	Unrealized appreciation on inflation swaps	19,906,190

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,511,424

Credit contracts				Market value on credit default swaps	188,842

Equity contracts	Unrealized appreciation on total return swaps	14,433

Total		$38,470,171			$11,519,664

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

134	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(8,198,324)	$1,382,925

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(9,491,239)	(2,714,182)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(5,491,319)	3,787,641

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) on of investments	(13,268,395)	(5,815,588)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	4,854,347	(596,947)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(920,963)	305,105

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(7,022)	268,770

Total		$(32,522,915)	$(3,382,276)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Payable for variation margin on futures	$604,779	*

Equity contracts	Receivable for variation margin on futures	$225,162	*	Payable for variation margin on futures	1,280,687	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	5,271	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	2,865,486	*	Payable for variation margin on centrally cleared swaps	828,771	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	316,027		Unrealized depreciation on forward currency exchange contracts	778,902

2023 Annual Report	135

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Investments in securities, at value	$1,407,511

Interest rate contracts	Unrealized appreciation on inflation swaps	5,739,510

Interest rate contracts	Unrealized appreciation on interest rate swaps	462,396

Credit contracts			Market value on credit default swaps	$68,573

Equity contracts			Unrealized depreciation on total return swaps	8,100

Total		$11,021,363		$3,569,812

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,263,125)	$434,466

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	3,718,960	396,598

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(118,039)	324,005

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(3,720,254)	(1,678,812)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	929,499	549,804

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(276,230)	115,195

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	305,295	21,883

Total		$(1,423,894)	$163,139

136	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Payable for variation margin on futures	$497,617	*

Equity contracts	Receivable for variation margin on futures	$230,204	*	Payable for variation margin on futures	1,646,685	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	4,117	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	1,977,111	*	Payable for variation margin on centrally cleared swaps	452,084	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	414,852		Unrealized depreciation on forward currency exchange contracts	152,604

Equity contracts	Investments in securities, at value	1,216,820

Interest rate contracts	Unrealized appreciation on inflation swaps	4,960,602

Interest rate contracts	Unrealized appreciation on interest rate swaps	344,222

Credit contracts				Market value on credit default swaps	55,212

Equity contracts	Unrealized appreciation on total return swaps	6,014

Total		$9,153,942			$2,804,202

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(1,850,854)	$249,372

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	411,687	521,728

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(1,104,952)	907,756

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(2,898,065)	(1,167,254)

2023 Annual Report	137

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$871,569	$167,416

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(56,235)	93,015

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(8,366)	64,268

Total		$(4,635,216)	$836,301

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2023:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$620,195,959

Average notional amount of sale contracts	$286,693,488

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$337,192,412

Average principal amount of sale contracts	$326,019,366

Purchased Options:

Average notional amount	$710,248,676

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$54,252,600	(a)

Total Return Swaps:

Average notional amount	$10,603,489

(a)	Positions were open for five months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,206,181,596

Average notional amount of sale contracts	$668,919,269

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$661,794,325

Average principal amount of sale contracts	$656,236,727

Purchased Options:

Average notional amount	$1,412,307,033

138	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO
Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$105,168,240	(a)

Total Return Swaps:

Average notional amount	$21,827,300

(a)	Positions were open for five months during the year.

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$356,982,193

Average notional amount of sale contracts	$94,388,098

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$252,715,197

Average principal amount of sale contracts	$310,761,600

Purchased Options:

Average notional amount	$177,901,944

Centrally Cleared Interest Rate Swaps:

Average notional amount	$68,411,648

Centrally Cleared Inflation Swaps:

Average notional amount	$84,131,615

Credit Default Swaps:

Average notional amount of buy contracts	$2,328,000	(a)

Average notional amount of sale contracts	$1,712,826

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$36,635,180

Average notional amount of sale contracts	$10,052,120	(b)

Total Return Swaps:

Average notional amount	$9,952,233

(a)	Positions were open for one month during the year.

(b)	Positions were open for nine months during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$190,217,379

Average notional amount of sale contracts	$76,005,689

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$109,163,553

Average principal amount of sale contracts	$118,592,106

Purchased Options:

Average notional amount	$234,840,666

Interest Rate Swaps:

Average notional amount	$12,470,000

2023 Annual Report	139

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO

Inflation Swaps:

Average notional amount	$182,700,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$66,915,385

Centrally Cleared Inflation Swaps:

Average notional amount	$94,551,923

Credit Default Swaps:

Average notional amount of sale contracts	$2,289,948

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$16,644,444	(a)

Average notional amount of sale contracts	$17,709,120	(b)

Total Return Swaps:

Average notional amount	$4,954,136

(a)	Positions were open for nine months during the year.

(b)	Positions were open for five months during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$67,832,544

Average notional amount of sale contracts	$10,067,181

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$49,254,361

Average principal amount of sale contracts	$27,236,648

Purchased Options:

Average notional amount	$65,318,807

Interest Rate Swaps:

Average notional amount	$3,815,000

Inflation Swaps:

Average notional amount	$50,192,308

Centrally Cleared Interest Rate Swaps:

Average notional amount	$17,033,846

Centrally Cleared Inflation Swaps:

Average notional amount	$28,923,077

Credit Default Swaps:

Average notional amount of sale contracts	$830,006

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$6,133,333	(a)

Average notional amount of sale contracts	$4,796,840	(b)

Total Return Swaps:

Average notional amount	$1,956,298

(a)	Positions were open for six months during the year.

(b)	Positions were open for five months during the year.

140	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$53,942,223

Average notional amount of sale contracts	$16,184,048

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$22,730,566

Average principal amount of sale contracts	$26,318,809

Purchased Options:

Average notional amount	$51,552,490

Interest Rate Swaps:

Average notional amount	$2,840,000

Inflation Swaps:

Average notional amount	$43,884,615

Centrally Cleared Interest Rate Swaps:

Average notional amount	$10,614,615

Centrally Cleared Inflation Swaps:

Average notional amount	$21,107,692

Credit Default Swaps:

Average notional amount of sale contracts	$670,101

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$3,913,200	(a)

Total Return Swaps:

Average notional amount	$1,194,915

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$1,159,691	$(908,273)	$0	$0	$251,418

Barclays Bank PLC	292,342	(292,342)	0	0	0

BNP Paribas SA	701,000	(222,439)	0	0	478,561

Deutsche Bank AG	4,494	0	0	0	4,494

Goldman Sachs Bank USA	27,154	(27,154)	0	0	0

HSBC Bank USA	67,903	0	0	0	67,903

JPMorgan Chase Bank, NA	1,458	(1,458)	0	0	0

2023 Annual Report	141

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$1,739,630	$(1,739,630)	$0	$0	$0

UBS AG	16,575,514	0	(16,575,514)	0	0

Total	$20,569,186	$(3,191,296)	$(16,575,514)	$0	$802,376	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$908,273	$(908,273)	$0	$0	$0

Barclays Bank PLC	497,840	(292,342)	0	0	205,498

BNP Paribas SA	222,439	(222,439)	0	0	0

Goldman Sachs Bank USA	444,818	(27,154)	(417,664)	0	0

JPMorgan Chase Bank, NA	450,353	(1,458)	0	0	448,895

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	2,553,881	(1,739,630)	0	0	814,251

State Street Bank & Trust Co.	2,147	0	0	0	2,147

Total	$5,079,751	$(3,191,296)	$(417,664)	$0	$1,470,791	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$1,976,059	$(1,739,867)	$0	$0	$236,192

Barclays Bank PLC	564,440	(564,440)	0	0	0

BNP Paribas SA	1,371,934	(415,949)	0	0	955,985

Goldman Sachs Bank USA	50,807	(50,807)	0	0	0

HSBC Bank USA	129,214	0	0	0	129,214

JPMorgan Chase Bank, NA	3,259	(3,259)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	3,355,636	(3,355,636)	0	0	0

UBS AG	31,780,767	0	(31,780,767)	0	0

Total	$39,232,116	$(6,129,958)	$(31,780,767)	$0	$1,321,391	^

142	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,739,867	$(1,739,867)	$0	$0	$0

Barclays Bank PLC	945,155	(564,440)	0	0	380,715

BNP Paribas SA	415,949	(415,949)	0	0	0

Goldman Sachs Bank USA	860,593	(50,807)	(809,786)	0	0

JPMorgan Chase Bank, NA	754,107	(3,259)	0	0	750,848

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	5,039,021	(3,355,636)	0	0	1,683,385

Total	$9,754,692	$(6,129,958)	$(809,786)	$0	$2,814,948	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$529,515	$(247,516)	$0	$0	$281,999

Barclays Bank PLC	77,479	(77,479)	0	0	0

BNP Paribas SA	185,289	(58,750)	0	0	126,539

Citibank, NA/Citigroup Global Markets, Inc	250,788	(3,445)	0	0	247,343

Goldman Sachs Bank USA/Goldman Sachs International	7,849	(7,849)	0	0	0

HSBC Bank USA	758,256	0	(558,000)	0	200,256

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	41,615	(41,615)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,743,274	(1,743,274)	0	0	0

State Street Bank & Trust Co.	78,677	(62,352)	0	0	16,325

UBS AG	4,265,890	0	(4,265,890)	0	0

Total	$7,938,632	$(2,242,280)	$(4,823,890)	$0	$872,462	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$247,516	$(247,516)	$0	$0	$0

Barclays Bank PLC	136,293	(77,479)	0	0	58,814

BNP Paribas SA	58,750	(58,750)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc	3,445	(3,445)	0	0	0

Credit Suisse International	3,728	0	(3,728)	0	0

Deutsche Bank AG	32,563	0	0	(32,563)	0

2023 Annual Report	143

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Goldman Sachs Bank USA/Goldman Sachs International	$127,162	$(7,849)	$0	$(62,673)	$56,640

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	260,601	(41,615)	(218,986)	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,871,918	(1,743,274)	0	0	128,644

State Street Bank & Trust Co.	62,352	(62,352)	0	0	0

Total	$2,804,328	$(2,242,280)	$(222,714)	$(95,236)	$244,098	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$431,067	$(287,776)	$0	$0	$143,291

Barclays Bank PLC	4,015,953	(161,939)	(3,854,014)	0	0

BNP Paribas SA	226,166	(61,852)	0	0	164,314

Citibank, NA/Citigroup Global Markets, Inc.	5,637,800	(31,016)	(5,412,000)	0	194,784

Deutsche Bank AG	1,335,303	0	(1,330,000)	0	5,303

Goldman Sachs Bank USA/ Goldman Sachs International	9,327	(9,327)	0	0	0

HSBC Bank USA	21,614	0	0	0	21,614

JPMorgan Chase Bank, NA	10,521,424	(31,782)	(10,489,642)	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	562,618	(42,460)	0	0	520,158

UBS AG	5,215,792	0	(5,215,792)	0	0

Total	$27,977,064	$(626,152)	$(26,301,448)	$0	$1,049,464	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$287,776	$(287,776)	$0	$0	$0

Barclays Bank PLC	161,939	(161,939)	0	0	0

BNP Paribas SA	61,852	(61,852)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	31,016	(31,016)	0	0	0

Credit Suisse International	97,130	0	(97,130)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	210,928	(9,327)	(201,601)	0	0

144	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

JPMorgan Chase Bank, NA	31,782	(31,782)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	42,460	(42,460)	0	0	0

Total	$924,883	$(626,152)	$(298,731)	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SCB TAX AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$71,359	$(71,359)	$0	$0	$0

Barclays Bank PLC	926,876	(43,403)	0	(744,946)	138,527

BNP Paribas SA	53,488	(20,324)	0	0	33,164

Citibank, NA/Citigroup Global Markets, Inc.	1,753,537	(11,253)	(1,610,000)	0	132,284

Deutsche Bank AG	534,121	0	(520,000)	0	14,121

HSBC Bank USA	6,235	0	0	0	6,235

JPMorgan Chase Bank, NA	2,349,735	(79,275)	(2,200,000)	0	70,460

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	800,784	(524,524)	(276,260)	0	0

State Street Bank & Trust Co.	21,798	(7,204)	0	0	14,594

UBS AG	1,407,511	0	(1,407,511)	0	0

Total	$7,925,444	$(757,342)	$(6,013,771)	$(744,946)	$409,385	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$80,547	$(71,359)	$0	$0	$9,188

Barclays Bank PLC	43,403	(43,403)	0	0	0

BNP Paribas SA	20,324	(20,324)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	11,253	(11,253)	0	0	0

Credit Suisse International	44,731	0	0	(44,731)	0

Goldman Sachs Bank USA/Goldman Sachs International	44,314	0	0	0	44,314

JPMorgan Chase Bank, NA	79,275	(79,275)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	524,524	(524,524)	0	0	0

2023 Annual Report	145

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

State Street Bank & Trust Co.	$7,204	$(7,204)	$0	$0	$0

Total	$855,575	$(757,342)	$0	$(44,731)	$53,502	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$109,572	$(59,963)	$0	$0	$49,609

Barclays Bank PLC	662,924	(25,949)	(550,000)	0	86,975

BNP Paribas SA	46,414	(11,134)	0	0	35,280

Citibank, NA/Citigroup Global Markets, Inc.	1,695,304	(9,073)	(1,560,000)	0	126,231

Deutsche Bank AG	534,121	0	(520,000)	0	14,121

HSBC Bank USA	4,922	0	0	0	4,922

JPMorgan Chase Bank, NA	2,189,835	0	(2,010,000)	0	179,835

Morgan Stanley Capital Services LLC	451,556	(5,416)	(260,000)	0	186,140

State Street Bank & Trust Co.	31,042	(17,217)	0	0	13,825

UBS AG	1,216,820	0	(1,100,000)	0	116,820

Total	$6,942,510	$(128,752)	$(6,000,000)	$0	$813,758	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$59,963	$(59,963)	$0	$0	$0

Barclays Bank PLC	25,949	(25,949)	0	0	0

BNP Paribas SA	11,134	(11,134)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	9,073	(9,073)	0	0	0

Credit Suisse International	38,683	0	0	(38,683)	0

Goldman Sachs Bank USA/Goldman Sachs International	40,381	0	0	0	40,381

Morgan Stanley Capital Services LLC	5,416	(5,416)	0	0	0

State Street Bank & Trust Co.	17,217	(17,217)	0	0	0

Total	$207,816	$(128,752)	$0	$(38,683)	$40,381	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

146	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

PORTFOLIO	2023	2022
Overlay A

Distributions paid from:

Ordinary income	$23,545,277	$43,812,116

Long-term capital gains	0	163,540,332

Total distributions paid	$23,545,277	$207,352,448

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$49,602,887	$65,210,029

Long-term capital gains	0	329,292,991

Total distributions paid	$49,602,887	$394,503,020

Overlay B

Distributions paid from:

Ordinary income	$28,384,143	$90,817,938

Long-term capital gains	0	74,606,829

Total distributions paid	$28,384,143	$165,424,767

2023 Annual Report	147

Notes to Financial Statements (continued)

PORTFOLIO	2023	2022
Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$9,242,658	$64,895,725

Long-term capital gains	0	35,667,264

Total taxable distributions	9,242,658	100,562,989

Tax exempt distributions	18,464,315	16,152,487

Total distributions paid	$27,706,973	$116,715,476

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$2,123,420	$23,218,344

Long-term capital gains	0	10,700,649

Total taxable distributions	2,123,420	33,918,993

Tax exempt distributions	5,486,762	4,886,228

Total distributions paid	$7,610,182	$38,805,221

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$1,373,567	$13,050,707

Long-term capital gains	0	7,967,575

Total taxable distributions	1,373,567	21,018,282

Tax exempt distributions	4,382,878	2,973,549

Total distributions paid	$5,756,445	$23,991,831

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$0	$0	$(42,229,376)	$185,903,514	$143,674,138

Tax-Aware Overlay A	0	0	(60,968,528)	468,449,909	407,481,381

Overlay B	12,283,433	0	(166,085,849)	(34,766,622)	(188,569,038)

Tax-Aware Overlay B	9,789,101	0	(79,044,236)	36,322,459	(32,932,676)

Tax-Aware Overlay C	3,500,889	0	(24,091,353)	7,021,457	(13,569,007)

Tax-Aware Overlay N	2,228,308	0	(7,457,460)	(1,586,157)	(6,815,309)

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$9,789,101

Tax-Aware Overlay C	2,930,251

Tax-Aware Overlay N	1,769,853

(b)

As of September 30, 2023 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio deferred $3,969,752, $12,799,114, and $1,832,443 in late year losses, respectively. These losses will be treated as arising on October 1, 2023. As of September 30, 2023 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $1,895,817, $5,981,553, $552,452, $46,626,803, $9,855,547, and $372,348 in straddle losses, respectively.

148	Sanford C. Bernstein Fund, Inc.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Puerto Rico bonds, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, and the accrual of foreign capital gains tax.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2023, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Overlay A	$36,363,807	$0
Tax-Aware Overlay A	42,187,861	0
Overlay B	69,777,934	95,755,463
Tax-Aware Overlay B	0	30,584,990
Tax-Aware Overlay C	0	14,235,806

Tax-Aware Overlay N	0	7,085,112

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the

2023 Annual Report	149

Notes to Financial Statements (continued)

Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

150	Sanford C. Bernstein Fund, Inc.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Assets-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

2023 Annual Report	151

Notes to Financial Statements (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest-rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors

152	Sanford C. Bernstein Fund, Inc.

affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

2023 Annual Report	153

Notes to Financial Statements (continued)

The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Replacement Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2023, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

154	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2023 and September 30, 2022, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	4,399,520	5,161,881	$51,171,173	$73,199,634

Shares issued on reinvestment of dividends and distributions	1,254,420	11,002,154	14,476,001	164,812,261

Shares redeemed	(47,081,765)	(16,556,316)	(550,592,982)	(229,970,448)

Net increase (decrease)	(41,427,825)	(392,281)	$(484,945,808)	$8,041,447

Class 2 Shares

Shares sold	1,493,341	3,205,618	$17,333,333	$46,184,559

Shares issued on reinvestment of dividends and distributions	337,908	2,245,552	3,902,841	33,660,824

Shares redeemed	(9,537,429)	(5,212,898)	(111,532,853)	(72,241,958)

Net increase (decrease)	(7,706,180)	238,272	$(90,296,679)	$7,603,425

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	7,125,424	8,239,428	$88,618,382	$124,924,353

Shares issued on reinvestment of dividends and distributions	2,194,101	17,694,177	27,162,976	286,114,840

Shares redeemed	(98,298,764)	(27,404,212)	(1,230,747,717)	(392,609,957)

Net increase (decrease)	(88,979,239)	(1,470,607)	$(1,114,966,359)	$18,429,236

Class 2 Shares

Shares sold	2,054,820	3,637,451	$25,781,308	$54,209,370

Shares issued on reinvestment of dividends and distributions	628,572	5,184,428	7,794,291	83,935,889

Shares redeemed	(27,802,368)	(11,485,349)	(346,583,477)	(163,542,244)

Net decrease	(25,118,976)	(2,663,470)	$(313,007,878)	$(25,396,985)

2023 Annual Report	155

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	4,726,226	5,187,066	$41,299,169	$52,635,006

Shares issued on reinvestment of dividends and distributions	1,868,050	12,258,298	16,233,353	128,099,219

Shares redeemed	(40,919,748)	(14,266,407)	(359,702,149)	(141,582,540)

Net increase (decrease)	(34,325,472)	3,178,957	$(302,169,627)	$39,151,685

Class 2 Shares

Shares sold	2,471,762	2,768,787	$21,597,797	$28,109,864

Shares issued on reinvestment of dividends and distributions	474,714	2,386,700	4,134,762	24,988,745

Shares redeemed	(6,863,016)	(4,048,900)	(60,252,096)	(40,374,044)

Net increase (decrease)	(3,916,540)	1,106,587	$(34,519,537)	$12,724,565

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	2,988,886	5,167,231	$30,597,455	$58,606,873

Shares issued on reinvestment of dividends and distributions	1,343,027	6,316,673	13,698,876	74,410,400

Shares redeemed	(49,505,644)	(15,340,567)	(510,949,900)	(168,867,440)

Net decrease	(45,173,731)	(3,856,663)	$(466,653,569)	$(35,850,167)

Class 2 Shares

Shares sold	1,168,281	2,637,541	$12,015,757	$29,277,113

Shares issued on reinvestment of dividends and distributions	512,881	2,676,362	5,236,512	31,554,311

Shares redeemed	(20,122,450)	(9,964,823)	(207,574,494)	(108,196,503)

Net decrease	(18,441,288)	(4,650,920)	$(190,322,225)	$(47,365,079)

156	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	761,650	1,057,828	$7,734,035	$11,813,931

Shares issued on reinvestment of dividends and distributions	329,754	1,982,126	3,317,318	22,913,374

Shares redeemed	(13,314,463)	(4,897,168)	(135,432,689)	(53,297,436)

Net decrease	(12,223,059)	(1,857,214)	$(124,381,336)	$(18,570,131)

Class 2 Shares

Shares sold	256,928	1,249,340	$2,603,999	$13,473,115

Shares issued on reinvestment of dividends and distributions	164,789	1,078,846	1,657,781	12,493,037

Shares redeemed	(7,271,539)	(4,167,408)	(73,722,350)	(44,001,549)

Net decrease	(6,849,822)	(1,839,222)	$(69,460,570)	$(18,035,397)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	706,131	1,130,667	$7,131,179	$12,386,714

Shares issued on reinvestment of dividends and distributions	345,876	1,555,650	3,482,979	18,154,440

Shares redeemed	(11,830,438)	(5,060,445)	(120,382,127)	(55,112,991)

Net decrease	(10,778,431)	(2,374,128)	$(109,767,969)	$(24,571,837)

Class 2 Shares

Shares sold	116,878	291,531	$1,179,963	$3,332,167

Shares issued on reinvestment of dividends and distributions	57,484	343,776	579,434	4,015,302

Shares redeemed	(2,052,000)	(1,795,974)	(20,819,141)	(19,448,344)

Net decrease	(1,877,638)	(1,160,667)	$(19,059,744)	$(12,100,875)

At September 30, 2023, shareholders of the Tax-Aware Overlay C Portfolio owned 13% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the

2023 Annual Report	157

Notes to Financial Statements (continued)

LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 8.	Subsequent Events

At a meeting held on October 25-26, 2023, the Board approved an agreement and plan of reorganization whereby each of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”) will be reorganized (each, a “Reorganization” and together, the “Reorganizations”) into the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolios, the “Portfolios”).

Pursuant to each Reorganization, all of the assets and stated liabilities of the applicable Acquired Portfolio will be transferred to the Acquiring Portfolio in exchange for newly issued shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio, and shareholders of each Acquired Portfolio will become shareholders of the Acquiring Portfolio. Shareholders of each Acquired Portfolio will receive shares of the Acquiring Portfolio of equal dollar value to their shares held in the applicable Acquired Portfolio immediately prior to the Reorganization. Shareholders will receive the same class of shares of the Acquiring Portfolio as they held in the Acquired Portfolio as illustrated by the following chart:

If a shareholder owns the following Acquired Portfolio shares:	The shareholder will receive the following Acquiring Portfolio shares:
Class 1 Class 2	Class 1 Class 2

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Shareholders of the Acquired Portfolios are not required to approve the Reorganizations. It is expected that in January 2024, shareholders of the Acquired Portfolios will be sent a prospectus/information statement containing important information about the Acquiring Portfolio, outlining the differences between each Acquired Portfolio and the Acquiring Portfolio, and containing information about the terms and conditions of the Reorganizations.

Each Reorganization is expected to be completed on or around February 23, 2024.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

158	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 22, 2023

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

2023 Annual Report	159

2023 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2023. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	28.78%	12.72%

Tax-Aware Overlay A	31.95%	6.68%

Overlay B	0.00%	78.14%

Tax-Aware Overlay B	42.30%	22.82%

Tax-Aware Overlay C	30.80%	24.02%

Tax-Aware Overlay N	23.27%	26.92%

For the taxable year ended September 30, 2023, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$21,825,075

Tax-Aware Overlay A	47,940,316

Overlay B	1,259,242

Tax-Aware Overlay B	8,613,388

Tax-Aware Overlay C	1,293,587

Tax-Aware Overlay N	1,041,176

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

160	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

R. Jay Gerken*

Chair

Debra Perry*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Chaloff,

President

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Stephen M. Woetzel

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Adviser’s Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2023 Annual Report	161

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
DISINTERESTED DIRECTORS
R. Jay Gerken,# Chair of the Board 72 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Debra Perry,# 72 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013- 2016; Bank of America Funds Series Trust, from 2011-2016

Jeffrey R. Holland,# 57 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 70 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics in Society at Davidson College since 2019.	17	The Institute for the Study of War; Foundation for Constitutional Government; Defending Democracy Together Institute and Defending Democracy Together (All are non-profit educational corporations)

162	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Donald K. Peterson,# 74 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2023 Annual Report	163

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Alexander Chaloff, 52	President	Senior Vice President of the Adviser** with which he has been associated since prior to 2018. He is Chief Investment Officer and Head of Investment & Wealth Strategies since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining the firm in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee.

Alexander Barenboym, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Daniel J. Loewy, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Caglasu Altunkopru, 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated in a substantially similar capacity to her current position since prior to 2018.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

* * The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

164	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2023 Annual Report	165

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of (i) the Emerging Markets Portfolio, (ii) the Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, and Intermediate Duration Portfolios (collectively, the “Fixed Income Portfolios”), and (iii) the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Overlay Portfolios” and collectively with the Emerging Markets Portfolio and the Fixed Income Portfolios, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Directors held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Directors held an in person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board

166	Sanford C. Bernstein Fund, Inc.

concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board noted that (i) the contractual advisory fee of the Emerging Market Portfolio was below the median of the peer group; (ii) the contractual advisory fee of each Fixed Income Portfolio, other than the Intermediate Duration Portfolio, was below the median of the peer group; and (iii) the contractual advisory fee of each Overlay Portfolio was above the median of the peer group. With respect to the advisory fees charged to the Intermediate Duration Portfolio, the Directors noted the independent fee consultant’s assessment that the advisory fees were within the range of peers. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level. The Board further noted that each Portfolio’s total expense ratio was below the peer group median in the Strategic Insight report.

The Directors also considered information about the recent drop in assets under management for the Overlay Portfolios, and the Adviser’s expectation that the assets under management may drop further due to changes in the Bernstein Wealth Management asset allocation models. The Board noted that a further drop in assets could affect the expenses borne by shareholders, and determined to continue to monitor the Overlay Portfolios and any potential impact on expenses.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

2023 Annual Report	167

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2023 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2023. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

In evaluating the performance of the Fixed Income Portfolios, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Fixed Income Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups. As a result of a lower risk profile, those Fixed Income Portfolios are generally expected to underperform the peer group during periods when riskier assets have outperformed and likewise are generally expected to outperform the peer group during periods when higher quality assets are in favor.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely. They further noted, with respect to the Short Duration Diversified Municipal and Short Duration Plus Portfolios, the plans to liquidate those Portfolios, and, with respect to the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, the plans to reorganize those Portfolios with and into the Tax-Aware Overlay B Portfolio.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2021 and 2022. The Directors considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all

168	Sanford C. Bernstein Fund, Inc.

revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, breakpoint arrangements, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

2023 Annual Report	169

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

170	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0923

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, R. Jay Gerken and Jeffrey R. Holland qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
Short Duration Plus Portfolio	2022	$12,183	$1,926	$6,755
	2023	$14,893	$1,933	$12,727

Intermediate Duration Portfolio	2022	$89,023	$1,926	$32,119
	2023	$93,659	$1,933	$25,477

Short Duration Diversified Muni Portfolio	2022	$6,033	$—	$4,039
	2023	$6,457	$—	$12,435

New York Muni Portfolio	2022	$45,167	$1,926	$14,331
	2023	$46,386	$1,933	$16,991

California Muni Portfolio	2022	$36,512	$1,926	$11,575
	2023	$36,790	$1,933	$15,721

Diversified Muni Portfolio	2022	$150,538	$1,926	$47,778
	2023	$163,199	$1,933	$32,306

Emerging Markets Portfolio	2022	$37,161	$1,926	$16,943
	2023	$34,065	$1,933	$20,918

Overlay A	2022	$69,244	$—	$51,609
	2023	$72,706	$—	$51,422

Tax-Aware Overlay A	2022	$56,655	$—	$51,611
	2023	$59,488	$—	$51,422

Overlay B	2022	$79,244	$—	$49,686
	2023	$83,205	$—	$48,908

Tax-Aware Overlay B	2022	$56,655	$—	$50,589
	2023	$59,488	$—	$50,180

Tax-Aware Overlay C	2022	$56,655	$—	$50,365
	2023	$59,488	$—	$48,769

Tax-Aware Overlay N	2022	$56,655	$—	$50,587
	2023	$59,488	$—	$49,055

* Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2022	$5,858,244	$8,681
			$(1,926)
			$(6,755)
	2023	$5,884,556	$14,660
			$(1,933)
			$(12,727)

Intermediate Duration Portfolio	2022	$5,883,608	$34,045
			$(1,926)
			$(32,119)
	2023	$5,897,306	$27,410
			$(1,933)
			$(25,477)

Short Duration Diversified Muni Portfolio	2022	$5,853,602	$4,039
			$—
			$(4,039)
	2023	$5,882,331	$12,435
			$—
			$(12,435)

New York Muni Portfolio	2022	$5,865,820	$16,257
			$(1,926)
			$(14,331)
	2023	$5,888,820	$18,924
			$(1,933)
			$(16,991)

California Muni Portfolio	2022	$5,863,064	$13,501
			$(1,926)
			$(11,575)
	2023	$5,887,550	$17,654
			$(1,933)
			$(15,721)

Diversified Muni Portfolio	2022	$5,899,267	$49,704
			$(1,926)
			$(47,778)
	2023	$5,904,135	$34,239
			$(1,933)
			$(32,306)

Emerging Markets Portfolio	2022	$5,868,432	$18,869
			$(1,926)
			$(16,943)
	2023	$5,892,747	$22,851
			$(1,933)
			$(20,918)

Overlay A	2022	$5,901,172	$51,609
			$—
			$(51,609)
	2023	$5,921,318	$51,422
			$—
			$(51,422)

Tax-Aware Overlay A	2022	$5,901,174	$51,611
			$—
			$(51,611)
	2023	$5,921,318	$51,422
			$—
			$(51,422)

Overlay B	2022	$5,899,249	$49,686
			$—
			$(49,686)
	2023	$5,918,804	$48,908
			$—
			$(48,908)

Tax-Aware Overlay B	2022	$5,900,152	$50,589
			$—
			$(50,589)
	2023	$5,920,076	$50,180
			$—
			$(50,180)

Tax-Aware Overlay C	2022	$5,899,928	$50,365
			$—
			$(50,365)
	2023	$5,918,665	$48,769
			$—
			$(48,769)

Tax-Aware Overlay N	2022	$5,900,150	$50,587
			$—
			$(50,587)
	2023	$5,918,951	$49,055
			$—
			$(49,055)
(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes—Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: November 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: November 29, 2023